                                                                                            Execution Copy

______________________________________________________________________________________________________

                          CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

                                                Depositor,

                                       DLJ MORTGAGE CAPITAL, INC.,

                                                 Seller,

                                         WELLS FARGO BANK, N.A.,

                            Master Servicer, Servicer and Trust Administrator,

                                    SELECT PORTFOLIO SERVICING, INC.,

                                      Servicer and Special Servicer,

                                    GREENPOINT MORTGAGE FUNDING, INC.,

                                                 Servicer

                                                   and

                                     U.S. BANK NATIONAL ASSOCIATION,

                                                 Trustee

                                     POOLING AND SERVICING AGREEMENT

                                         DATED AS OF JULY 1, 2006

                                               relating to

                                  ADJUSTABLE RATE MORTGAGE TRUST 2006-3

                        ADJUSTABLE RATE MORTGAGE-BACKED PASS-THROUGH CERTIFICATES,

                                              SERIES 2006-3

______________________________________________________________________________________________________

                                            TABLE OF CONTENTS

   SECTION 2.03.           Representations and Warranties of the Seller, Master Servicer and
                           Servicers.............................................................................74
   SECTION 2.04.           Representations and Warranties of the Depositor as to the Mortgage

   SECTION 3.05.           Collection of Mortgage Loans; Collection Accounts; Certificate
                           Account...............................................................................88
   SECTION 3.06.           Establishment of and Deposits to Escrow Accounts; Permitted
                           Withdrawals from Escrow Accounts; Payments of Taxes, Insurance and
                           Other Charges.........................................................................91
   SECTION 3.07.           Access to Certain Documentation and Information Regarding the
                           Non-Designated Mortgage Loans; Inspections............................................93
   SECTION 3.08.           Permitted Withdrawals from the Collection Accounts and Certificate
                           Account...............................................................................93
   SECTION 3.09.           Maintenance of Hazard Insurance; Mortgage Impairment Insurance and
                           Mortgage Guaranty Insurance Policy; Claims; Restoration of
                           Mortgaged Property....................................................................95
   SECTION 3.10.           Enforcement of Due on Sale Clauses; Assumption Agreements.............................99
   SECTION 3.11.           Realization Upon Defaulted Mortgage Loans; Repurchase of Certain
                           Mortgage Loans.......................................................................100
   SECTION 3.12.           Trustee and Trust Administrator to Cooperate; Release of Mortgage
                           Files................................................................................104
   SECTION 3.13.           Documents, Records and Funds in Possession of a Servicer to be

ARTICLE VII THE DEPOSITOR, THE SELLER, THE MASTER  SERVICER, THE SERVICERS AND THE SPECIAL
                   SERVICER.....................................................................................142

   SECTION 7.01.           Liabilities of the Seller, the Depositor, the Master Servicer, the
                           Servicers and the Special Servicer...................................................142
   SECTION 7.02.           Merger or Consolidation of the Seller, the Depositor, the Master
                           Servicer, the Servicers or the Special Servicer......................................142
   SECTION 7.03.           Limitation on Liability of the Seller, the Depositor, the Master

   SECTION 8.02.           Master Servicer or Trust Administrator to Act; Appointment of

   SECTION 10.10.          Appointment of Co-Trust Administrator or Separate Trust

                                                 EXHIBITS

   Exhibit D-1:            Form of Class AR Certificate.......................................................D-1-1
   Exhibit D-2:            Form of Class AR-L Certificate.....................................................D-2-1

   Exhibit H-1:            Form of Servicer Information.......................................................H-1-1
   Exhibit H-2:            Reporting Data for Defaulted Loans.................................................H-2-1
   Exhibit H-3:            Form of Realized Loss Calculation..................................................H-3-1

   Exhibit M-1:            Form of Investment Letter..........................................................M-1-1
   Exhibit M-2:            Form of Rule 144A Letter...........................................................M-2-1
   Exhibit M-3:            Form of Regulation S Letter........................................................M-3-1

   Exhibit Z:              Form of Certification Regarding Substitution of Defective Mortgage
                           Loans ..............................................................................Z-1

                                                SCHEDULES

   Schedule I:             Mortgage Loan Schedule...............................................................I-1
   Schedule IIA:           Representations and Warranties of Seller - DLJMC...................................IIA-1
   Schedule IIB:           Representations and Warranties of Master Servicer - Wells Fargo....................IIB-1
   Schedule IIC:           Representations and Warranties of Servicer and Special Servicer -
                           SPS................................................................................IIC-1
   Schedule IID:           Representations and Warranties of Servicer - Wells Fargo...........................IID-1
   Schedule IIE:           Representations and Warranties of Servicer - GreenPoint............................IIE-1
   Schedule III:           Representations and Warranties of DLJMC - Mortgage Loans...........................III-1

                                                APPENDICES

   Appendix A:             Calculation of Class Y Principal Reduction Amounts .........................Appendix A-1

                  THIS POOLING AND SERVICING  AGREEMENT,  dated as of July 1,  2006, is hereby executed by and among CREDIT SUISSE FIRST BOSTON  MORTGAGE  SECURITIES  CORP.,  as depositor  (the  "Depositor"),  DLJ
MORTGAGE CAPITAL, INC. ("DLJMC"),  as seller (in such capacity, the "Seller"),  WELLS FARGO BANK, N.A., as master  servicer  (in  such  capacity,  the  "Master  Servicer"),  as a  servicer  (in  such  capacity,  a
"Servicer"),  and as trust  administrator  (in  such  capacity,  the  "Trust  Administrator"),  GREENPOINT
MORTGAGE FUNDING,  INC.  ("GreenPoint"),  as servicer (in such capacity,  a "Servicer"),  SELECT PORTFOLIO
SERVICING,  INC.  ("SPS"),  as a servicer (in such capacity,  a "Servicer"),  and as special  servicer (in such  capacity,  the  "Special  Servicer"),  and U.S.  BANK  NATIONAL  ASSOCIATION,  as  trustee  (in such capacity,  the "Trustee").  Capitalized  terms used in this Agreement and not otherwise defined shall have the meanings assigned to them in Article I below.

                                          PRELIMINARY STATEMENT

                  The  Depositor  is the owner of the Trust Fund (other than the Trust's  rights under the
Group 4 Interest Rate Cap Agreements and rights to payments from the Supplemental  Interest  Account) that is hereby  conveyed  to the  Trustee in return for the  Certificates.  The Trust  Fund  (exclusive  of any entitlement to Assigned  Prepayment  Premiums,  the Group 4 Interest Rate Cap Agreements,  the assets held in the  Group 4  Interest  Rate Cap  Accounts,  and  rights to  payments  from the  Supplemental  Interest
Account)  for federal  income tax  purposes  shall  consist of three  REMICs  (referred  to as  "REMIC I,"
"REMIC II" and "REMIC III").

                                                 REMIC I

                  As  provided  herein,  the  Trust  Administrator  will  make an  election  to treat  the segregated  pool of assets  consisting  of the  Group 1,  Group 2 and Group 3  Mortgage  Loans and certain other related  assets  (exclusive of any  entitlement  to Assigned  Prepayment  Premiums)  subject to this
Agreement as a real estate mortgage  investment  conduit (a "REMIC") for federal income tax purposes,  and such  segregated  pool  of  assets  will be  designated  as  "REMIC  I."  Component  I of the  Class  AR-L
Certificates  will  represent the sole Class of "residual  interests" in REMIC I for purposes of the REMIC
Provisions (as defined  herein) under federal income tax law. The following table  irrevocably  sets forth
the  designation,   remittance  rate  (the  "Uncertificated   REMIC  I  Pass-Through  Rate")  and  initial
Uncertificated  Principal  Balance for each of the  "regular  interests"  in REMIC I (the "REMIC I Regular
Interests") and the Class  Principal  Balance of Component I of the Class AR-L  Certificates.  The "latest
possible   maturity   date"   (determined   solely  for  purposes  of   satisfying   Treasury   regulation
Section 1.860G-1(a)(4)(iii))  for each REMIC I Regular  Interest shall be the Maturity  Date.  None of the
REMIC I Regular Interests will be certificated.

 Class Designation for
 each REMIC I Regular                                      Initial Uncertificated
     Interest and                        Uncertificated     Principal Balance or
  Component I of the       Type of          REMIC I           Class Principal
Class AR-L Certificates    Interest    Pass-Through Rate          Balance                  Maturity Date*
____________________________________________________________________________________________________________
       Class Y-1           Regular        Variable(1)      $         72,606.46               August 2036
       Class Y-2           Regular        Variable(2)      $         12,237.42               August 2036
       Class Y-3           Regular        Variable(3)      $         30,309.91               August 2036
       Class Z-1           Regular        Variable(1)      $    222,993,307.12               August 2036
       Class Z-2           Regular        Variable(2)      $     37,584,306.49               August 2036
       Class Z-3           Regular        Variable(3)      $     60,589,501.85               August 2036
  Component I of the
      Class AR-L           Residual       Variable(1)      $             50.00               August 2036
_____________________
*    The  Distribution  Date in the specified  month,  which is the month  following the month the latest maturing
     Mortgage Loan in the related Loan Group matures.  For federal income tax purposes,  for each Class of REMIC I
     Regular Interests, the "latest possible maturity date" shall be the Maturity Date.
(1)  Interest distributed to REMIC I Regular Interests Y-1 and Z-1 and Component I of the Class AR-L  Certificates
     on each  Distribution  Date  will  have  accrued  at the Net WAC Rate for Loan  Group 1  applicable  for such
     Distribution Date on the applicable  Uncertificated  Principal Balance or Class Principal Balance outstanding immediately before such Distribution Date.
(2)  Interest  distributed to REMIC I Regular Interests Y-2 and Z-2 on each Distribution Date will have accrued at the Net WAC Rate for Loan Group 2  applicable for such  Distribution  Date on the  applicable  Uncertificated
     Principal Balance outstanding immediately before such Distribution Date.
(3)  Interest  distributed to REMIC I Regular Interests Y-3 and Z-3 on each Distribution Date will have accrued at the Net WAC Rate for Loan Group 3  applicable for such  Distribution  Date on the  applicable  Uncertificated
     Principal Balance outstanding immediately before such Distribution Date.

                                                 REMIC II

         As provided herein,  the Trust  Administrator  will make an election to treat the segregated pool of assets  consisting of the Group 4  Mortgage  Loans and certain other related  assets  (exclusive of any entitlement to Assigned  Prepayment  Premiums,  the Group 4 Interest Rate Cap Agreements,  the assets held in the  Group 4  Interest  Rate Cap  Accounts,  and  rights to  payments  from the  Supplemental  Interest
Account)  subject to this Agreement as a real estate mortgage  investment  conduit (a "REMIC") for federal income tax purposes,  and such  segregated  pool of assets will be designated as "REMIC II."  Component II of the  Class AR-L  Certificates  will  represent the sole Class of  "residual  interests" in REMIC II for purposes of the REMIC  Provisions (as defined  herein) under federal  income tax law. The following  table irrevocably  sets  forth the  designation,  remittance  rate (the  "Uncertificated  REMIC II  Pass-Through
Rate") and initial  Uncertificated  Principal Balance for each of the "regular interests" in REMIC II (the
"REMIC II Regular  Interests").  The "latest possible  maturity date"  (determined  solely for purposes of satisfying  Treasury regulation  Section 1.860G-1(a)(4)(iii))  for each REMIC II Regular Interest shall be the Maturity Date.  None of the REMIC II Regular Interests will be certificated.

 Class Designation for
 each REMIC II Regular                                     Initial Uncertificated
     Interest and                        Uncertificated     Principal Balance or
  Component II of the      Type of          REMIC II          Class Principal
Class AR-L Certificates    Interest    Pass-Through Rate          Balance                  Maturity Date*
_____________________________________________________________________________________________________________
       Class LT1           Regular        Variable(1)      $     1,143,631,083.58             August 2036
       Class LT2           Regular        Variable(1)      $            37,795.21            August 2036
       Class LT3           Regular           0.00%         $            76,587.00            August 2036
       Class LT4           Regular        Variable(2)      $            76,587.00            August 2036
  Component II of the
      Class AR-L           Residual           N/A                   N/A                      August 2036
________________________
*     The  Distribution  Date in the specified  month,  which is the month following the month the latest maturing
      Mortgage  Loan in the  related  Loan  Group matures.  For federal  income tax  purposes,  for each  Class of
      REMIC II Regular Interests, the "latest possible maturity date" shall be the Maturity Date.
(1)   Interest  distributed to REMIC II Regular  Interests LT1 and LT2 on each Distribution Date will have accrued at the weighted  average of the Net Mortgage Rates for the Group 4 Loans as of the second preceding Due Date on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date
(2)   Interest  distributed to REMIC II Regular Interest LT4 on each  Distribution Date will have accrued at twice the weighted  average of the Net Mortgage Rates for the Group 4 Loans as of the second preceding Due Date on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date.

                                                REMIC III

                  As provided herein,  the Trust  Administrator will elect to treat the segregated pool of assets  consisting of the REMIC I Regular  Interests and REMIC II Regular Interests as a REMIC for federal income tax purposes,  and such  segregated  pool of assets will be  designated as REMIC III.  The Class AR
Certificates  will  represent  the sole  Class of  "residual  interests"  in REMIC III for purposes of the
REMIC  Provisions  under  federal  income tax law.  The  following  table and the  footnotes  that  follow irrevocably sets forth the designation,  Pass-Through  Rate,  aggregate  Initial Class Principal  Balance, and certain other features for each Class of Certificates  comprising the interests  representing "regular interests" in REMIC III (the "REMIC III  Regular  Interests") and the Class AR  Certificates.  The "latest
possible   maturity   date"   (determined   solely  for  purposes  of   satisfying   Treasury   Regulation
Section 1.860G-1(a)(4)(iii)) for each Class of REMIC III Regular Certificates shall be the Maturity Date.

                                                                                                        Integral
                                    Class                                                              Multiples
                                  Principal                Pass-Through             Minimum            in Excess
          Class                    Balance               Rate (per annum)         Denomination         of Minimum
_____________________________________________________________________________________________________________________
       Class 1-A-1          $     193,532,000.00           Variable(1)              $25,000                $1
       Class 2-A-1          $      34,938,000.00           Variable(2)              $25,000                $1
       Class 2-A-2          $       1,305,000.00           Variable(2)              $25,000                $1
       Class 3-A-1          $      52,593,000.00           Variable(3)              $25,000                $1
      Class 4-A-1-1         $     260,000,000.00           Variable(4)              $25,000                $1
      Class 4-A-1-2         $      32,500,000.00           Variable(5)              $25,000                $1
       Class 4-A-2          $     290,000,000.00           Variable(6)              $25,000                $1
      Class 4-A-3-1         $     224,820,000.00           Variable(7)              $25,000                $1
      Class 4-A-3-2         $      93,150,000.00           Variable(8)              $25,000                $1
      Class 4-A-3-3         $      50,218,000.00           Variable(9)              $25,000                $1
       Class 4-A-4          $     105,632,000.00           Variable(10)             $25,000                $1
       Class C-M-1          $      27,348,000.00           Variable(11)             $25,000                $1
       Class 4-M-1          $      14,870,000.00           Variable(12)             $25,000                $1
       Class 4-M-2          $      13,726,000.00           Variable(13)             $25,000                $1
       Class 4-M-3          $       8,007,000.00           Variable(14)             $25,000                $1
       Class 4-M-4          $       6,291,000.00           Variable(15)             $25,000                $1
       Class 4-M-5          $       5,719,000.00           Variable(16)             $25,000                $1
       Class 4-M-6          $       5,719,000.00           Variable(17)             $25,000                $1
       Class 4-M-7          $       5,719,000.00           Variable(18)             $25,000                $1
       Class 4-M-8          $       5,719,000.00           Variable(19)             $25,000                $1
       Class 4-M-9          $       5,719,000.00           Variable(20)             $25,000                $1
       Class C-B-1          $       4,176,000.00           Variable(21)             $25,000                $1
       Class C-B-2          $       2,730,000.00           Variable(21)             $25,000                $1
       Class C-B-3          $       1,767,000.00           Variable(21)             $25,000                $1
       Class C-B-4          $       1,285,000.00           Variable(21)             $25,000                $1
       Class C-B-5          $         963,000.00           Variable(21)             $25,000                $1
       Class C-B-6          $         645,219.25           Variable(21)             $25,000                $1
       Class 4-B-1          $       5,719,000.00           Variable(22)             $25,000                $1
        Class 4-X           $      10,294,052.78(23)       Variable(24)               (25)                N/A
        Class P-1                    (26)                      N/A                    (27)                N/A
        Class P-2                    (28)                      N/A                    (29)                N/A
        Class AR            $              50.00           Variable(1)                (30)                N/A
_______________

*      Except for one  certificate of the Class C-B-6  Certificates  which shall contain any stub piece of less than $1.
(1)      With respect to each Distribution  Date, the Pass-Through  Rate for the Class 1-A-1  Certificates
         shall be a per annum rate equal to the Net WAC Rate for Loan Group 1 for that Distribution Date.
(2)      With  respect  to  each  Distribution  Date,  the  Pass-Through  Rate  for  the  Class 2-A-1  and
         Class 2-A-2  Certificates  shall be a per annum rate  equal to the Net WAC Rate for Loan  Group 2 for that Distribution Date.
(3)      With respect to each Distribution  Date, the Pass-Through  Rate for the Class 3-A-1  Certificates
         shall be a per annum rate equal to the Net WAC Rate for Loan Group 3 for that Distribution Date.
(4)      The Pass-Through Rate for the August 2006  Distribution  Date for the Class 4-A-1-1  Certificates
         is  5.5800%  per  annum.   After  such   Distribution   Date,  the  Pass-Through   Rate  for  the
         Class 4-A-1-1  Certificates  shall be a per annum rate  equal to the least of (a) the  sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution Date,
         (b) the Net Funds Cap and (c) 11.00%.
(5)      The Pass-Through Rate for the August 2006  Distribution  Date for the Class 4-A-1-2  Certificates
         is  5.6100%  per  annum.   After  such   Distribution   Date,  the  Pass-Through   Rate  for  the
         Class 4-A-1-2  Certificates  shall be a per annum rate  equal to the least of (a) the  sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution Date,
         (b) the Net Funds Cap and (c) 11.00%.
(6)      The Formula  Rate for the August  2006  Distribution  Date for the  Class 4-A-2  Certificates  is
         5.5200%  per  annum.  After  such  Distribution  Date,  the  Formula  Rate  for  the  Class 4-A-2
         Certificates  shall be a per annum rate equal to the sum of the applicable  Certificate Index and the applicable  Certificate Margin for such Distribution  Date;  provided,  however,  that on any
         Distribution  Date for  which on the  related  Swap  Payment  Date a Swap  Suspension  Event  has occurred and is  continuing,  the Formula Rate for the  Class 4-A-2  Certificates  shall be a per annum  rate  equal to the  lesser of  (a) the  sum of the  applicable  Certificate  Index and the applicable  Certificate  Margin  for such  Distribution  Date and  (b) the  Net  Funds  Cap.  The interest  rate for the REMIC III  Regular  Interest  evidenced  by the  Class 4-A-2  Certificates shall be the lesser of (a) the  Formula  Rate for the  Class 4-A-2  Certificates  and (b) the Net
         Funds Cap.
(7)      The Pass-Through Rate for the August 2006  Distribution  Date for the Class 4-A-3-1  Certificates
         is  5.4700%  per  annum.   After  such   Distribution   Date,  the  Pass-Through   Rate  for  the
         Class 4-A-3-1  Certificates  shall be a per annum rate  equal to the least of (a) the  sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution Date,
         (b) the Net Funds Cap and (c) 11.00%.
(8)      The Pass-Through Rate for the August 2006  Distribution  Date for the Class 4-A-3-2  Certificates
         is  5.6000%  per  annum.   After  such   Distribution   Date,  the  Pass-Through   Rate  for  the
         Class 4-A-3-2  Certificates  shall be a per annum rate  equal to the least of (a) the  sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution Date,
         (b) the Net Funds Cap and (c) 11.00%.
(9)      The Pass-Through Rate for the August 2006  Distribution  Date for the Class 4-A-3-3  Certificates
         is  5.6800%  per  annum.   After  such   Distribution   Date,  the  Pass-Through   Rate  for  the
         Class 4-A-3-3  Certificates  shall be a per annum rate  equal to the least of (a) the  sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution Date,
         (b) the Net Funds Cap and (c) 11.00%.
(10)     The Pass-Through Rate for the August 2006  Distribution Date for the Class 4-A-4  Certificates is
         5.6700% per annum.  After such  Distribution  Date,  the  Pass-Through  Rate for the  Class 4-A-4
         Certificates  shall be a per annum  rate  equal to the  least of  (a) the  sum of the  applicable
         Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net
         Funds Cap and (c) 11.00%.
(11)     The Pass-Through Rate for the August 2006  Distribution Date for the Class C-M-1  Certificates is
         6.0237% per annum.  After the first  Distribution  Date, the Pass-Through Rate on the Class C-M-1
         Certificates  shall be a per annum  rate  equal to the  weighted  average of the Net WAC Rate for
         Loan Group 1 and the Net WAC Rate for Loan Group 3,  weighted  based on the  Class C-M-1  Group 1
         Component Balance and Class C-M-1 Group 3 Component Balance, respectively.
(12)     The Pass-Through Rate for the August 2006  Distribution Date for the Class 4-M-1  Certificates is
         5.6900% per annum.  After such  Distribution  Date,  the  Pass-Through  Rate for the  Class 4-M-1
         Certificates  shall be a per annum  rate  equal to the  least of  (a) the  sum of the  applicable
         Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net
         Funds Cap and (c) 11.00%.
(13)     The Pass-Through Rate for the August 2006  Distribution Date for the Class 4-M-2  Certificates is
         5.7200% per annum.  After such  Distribution  Date,  the  Pass-Through  Rate for the  Class 4-M-2
         Certificates  shall be a per annum  rate  equal to the  least of  (a) the  sum of the  applicable
         Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net
         Funds Cap and (c) 11.00%.
(14)     The Pass-Through Rate for the August 2006  Distribution Date for the Class 4-M-3  Certificates is
         5.7400% per annum.  After such  Distribution  Date,  the  Pass-Through  Rate for the  Class 4-M-3
         Certificates  shall be a per annum  rate  equal to the  least of  (a) the  sum of the  applicable
         Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net
         Funds Cap and (c) 11.00%.
(15)     The Pass-Through Rate for the August 2006  Distribution Date for the Class 4-M-4  Certificates is
         5.8000% per annum.  After such  Distribution  Date,  the  Pass-Through  Rate for the  Class 4-M-4
         Certificates  shall be a per annum  rate  equal to the  least of  (a) the  sum of the  applicable
         Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net
         Funds Cap and (c) 11.00%.
(16)     The Pass-Through Rate for the August 2006  Distribution Date for the Class 4-M-5  Certificates is
         5.8500% per annum.  After such  Distribution  Date,  the  Pass-Through  Rate for the  Class 4-M-5
         Certificates  shall be a per annum  rate  equal to the  least of  (a) the  sum of the  applicable
         Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net
         Funds Cap and (c) 11.00%.
(17)     The Pass-Through Rate for the August 2006  Distribution Date for the Class 4-M-6  Certificates is
         5.9000% per annum.  After such  Distribution  Date,  the  Pass-Through  Rate for the  Class 4-M-6
         Certificates  shall be a per annum  rate  equal to the  least of  (a) the  sum of the  applicable
         Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net
         Funds Cap and (c) 11.00%.
(18)     The Pass-Through Rate for the August 2006  Distribution Date for the Class 4-M-7  Certificates is
         6.4300% per annum.  After such  Distribution  Date,  the  Pass-Through  Rate for the  Class 4-M-7
         Certificates  shall be a per annum  rate  equal to the  least of  (a) the  sum of the  applicable
         Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net
         Funds Cap and (c) 11.00%.
(19)     The Pass-Through Rate for the August 2006  Distribution Date for the Class 4-M-8  Certificates is
         6.6000% per annum.  After such  Distribution  Date,  the  Pass-Through  Rate for the  Class 4-M-8
         Certificates  shall be a per annum  rate  equal to the  least of  (a) the  sum of the  applicable
         Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net
         Funds Cap and (c) 11.00%.
(20)     The Pass-Through Rate for the August 2006  Distribution Date for the Class 4-M-9  Certificates is
         7.4000% per annum.  After such  Distribution  Date,  the  Pass-Through  Rate for the  Class 4-M-9
         Certificates  shall be a per annum  rate  equal to the  least of  (a) the  sum of the  applicable
         Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net
         Funds Cap and (c) 11.00%.
(21)     With respect to each Distribution  Date, the Pass-Through Rate for the Class C-B-1,  Class C-B-2,
         Class C-B-3,  Class C-B-4,  Class C-B-5  and Class C-B-6  Certificates  shall be a per annum rate equal to the  quotient,  expressed as a percentage  of (a) the sum of (i) the  product of (x) the
         Net  WAC  Rate  of  Loan   Group 1   for  that   Distribution   Date  and   (y) the   Subordinate
         Component Balance  for Loan Group 1 immediately prior to such Distribution Date, (ii) the product of (x) the  Net WAC Rate of Loan  Group 2  for that  Distribution  Date and  (y) the  Subordinate
         Component Balance  for Loan  Group 2  immediately  prior  to such  Distribution  Date,  (iii) the product  of  (x) the  Net WAC  Rate of Loan  Group 3  for  that  Distribution  Date  and  (y) the
         Subordinate  Component Balance  for Loan Group 3  immediately  prior to such  Distribution  Date, divided by (b) the  aggregate  of the  Subordinate  Component  Balances  for Loan  Group 1,  Loan
         Group 2 and Loan Group 3 immediately prior to such Distribution Date.
(22)     The Pass-Through Rate for the August 2006  Distribution Date for the Class 4-B-1  Certificates is
         7.4000% per annum.  After such  Distribution  Date,  the  Pass-Through  Rate for the  Class 4-B-1
         Certificates  shall be a per annum  rate  equal to the  least of  (a) the  sum of the  applicable
         Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net
         Funds Cap and (c) 11.00%.
(23)     The  Class 4-X  Certificates  will not accrue  interest on their  Class  Principal  Balance.  The
         Class 4-X Certificates accrue interest on the Class 4-X Notional Amount.
(24)     The Class 4-X  Certificates  will be comprised of two REMIC III  Regular  Interests,  a principal only  regular  interest  designated  4-X-PO and an  interest  only  regular  interest  designated
         4-X-IO,  which will be entitled to distributions as set forth herein. On each Distribution  Date, the  Class 4-X  Certificates  shall be  entitled  to the  Class 4-X  Distributable  Amount.  With respect to any  Distribution  Date,  interest  accrued on the Class 4-X  Certificates  during the related  Accrual  Period shall equal interest at the related  Pass-Through  Rate on the Class 4-X
         Notional  Amount  immediately  prior to such  Distribution  Date,  in each  case  reduced  by any interest  shortfalls  with  respect to the  Mortgage  Loans in the related  Loan  Group including
         Prepayment  Interest  Shortfalls  to the extent not covered by  Compensating  Interest  Payments.
         The  Pass-Through  Rate for the Class 4-X  Certificates or REMIC III  Regular Interest 4-X-IO for
         any  Distribution  Date  shall  equal a per annum rate equal to the  percentage  equivalent  of a fraction,  the  numerator  of which is the  product  of (a) 30  and  (b) the  sum of the  amounts calculated  pursuant to  clauses (i) through  (iii) below,  and the  denominator  of which is the product of (a) the  actual  number of days in the related  Accrual  Period and (b) the  aggregate
         Uncertificated  Principal  Balance of REMIC II  Regular  Interests  LT1,  LT2,  LT3 and LT4.  For
         purposes of calculating the Pass-Through  Rate for the Class 4-X  Certificates,  the numerator is equal to the sum of the following components:
         (i)      the  Uncertificated  Pass-Through  Rate for  REMIC II  Regular  Interests  LT1 minus the
                  Marker  Rate,  applied  to a  notional  amount  equal  to the  aggregate  Uncertificated
                  Principal Balance of REMIC II Regular Interest LT1;
         (ii)     the  Uncertificated  Pass-Through  Rate for  REMIC II  Regular  Interest  LT2  minus the
                  Marker  Rate,  applied  to a  notional  amount  equal  to the  Uncertificated  Principal
                  Balance of REMIC II Regular Interest LT2; and
         (iii)    the  Uncertificated  Pass-Through Rate for REMIC II Regular Interest LT4 minus twice the
                  Marker  Rate,  applied  to a  notional  amount  equal  to the  Uncertificated  Principal
                  Balance of REMIC II Regular Interest LT4.
         Accrued  interest on the Class 4-X  Certificates  shall accrue on the basis of a 360-day year and the actual number of days in the related  Accrual Period.  Payments from the Interest  Remittance
         Amount or Principal  Remittance  Amount to any Class of Group 4  Certificates in respect of Basis
         Risk  Shortfalls  or to the  Supplemental  Interest  Trust for  payment to the Swap  Counterparty shall be deemed to have first been  distributed  from  REMIC III to the holders of the  Class 4-X
         Certificates  in respect of REMIC III  Regular  Interest  4-X-IO and then paid by such holders to such Class of  Group 4  Certificates  or the  Supplemental  Interest  Trust,  as applicable.  Any amounts  distributed to the holders of the Class 4-A-2  Certificates  by the Trust  Administrator
         from amounts it receives  from the  Supplemental  Interest  Account shall be deemed to have first been paid outside of any REMIC to the holders of the Class 4-X  Certificates  in respect of their rights with  respect to the  Supplemental  Interest  Trust and then paid  outside of any REMIC by such holders to holders of the Class 4-A-2 Certificates.
(25)     The  Class 4-X  Certificates  will be issued in  certificated,  fully-registered  form in minimum denominations of 20% of the Percentage Interest therein and increments of 10% in excess thereof.
(26)     The Class P-1  Certificates will not have a Class Principal  Balance. The Class P-1  Certificates
         shall  have  an  initial   notional   balance  of   $170,239,268.81   and  will  be  entitled  to
         distributions  of Assigned  Prepayment  Premiums  collected  with respect to Loan  Group 1,  Loan
         Group 2,  Loan  Group 3  and the  adjustable-rate  mortgage  loans  in Loan  Group 4  only.  Such entitlement shall not be an interest in any REMIC created hereunder.
(27)     The  Class P-1  Certificates  will be issued in  certificated,  fully-registered  form in minimum denominations of 20% of the Percentage Interest therein and increments of 10% in excess thereof.
(28)     The Class P-2  Certificates will not have a Class Principal  Balance. The Class P-2  Certificates shall have an initial  notional balance of  $73,454,982.36  and will be entitled to distributions of Assigned  Prepayment  Premiums collected with respect to the fixed-rate mortgage loans in Loan
         Group 4 only.  Such entitlement shall not be an interest in any REMIC created hereunder.
(29)     The  Class P-2  Certificates  will be issued in  certificated,  fully-registered  form in minimum denominations of 20% of the Percentage Interest therein and increments of 10% in excess thereof.
(30)     The Class AR Certificates will be issued in minimum Percentage Interests of 20%.

                  For the  avoidance  of doubt,  the Trust  Administrator  shall  account for any interest amount due to a  Certificateholder  in excess of the interest rate on the REMIC Regular Interest issued by
REMIC III  evidenced by such  Certificate  as part of the payment made to the Class 4-X  Certificates,  to the extent it is  entitled  to funds  from the REMIC,  and then paid  outside of the REMIC  pursuant  to a separate contractual right to such Certificateholder.

                  The  foregoing  REMIC  structure  is intended to cause all of the cash from the Mortgage
Loans to flow  through  to  REMIC III  as cash flow on a REMIC  Regular  Interest,  without  creating  any shortfall—actual  or  potential  (other  than for credit  losses) to any REMIC  Regular  Interest.  To the extent that the  structure  is believed  to diverge  from such  intention  the Trust  Administrator  shall resolve  ambiguities  to  accomplish  such result and shall to the extent  necessary  rectify any drafting errors or seek  clarification to the structure  without  Certificateholder  approval (but with guidance of counsel) to accomplish such intention.

                  Set forth below are  designations  of Classes of  Certificates  to the  categories  used herein:

Book-Entry Certificates.............    All Classes of Certificates other than the Physical Certificates.
Class 4-A-1 Certificates............    The Class 4-A-1-1 and Class 4-A-1-2 Certificates.
Class 4-A-3 Certificates............    The Class 4-A-3-1, Class 4-A-3-2 and Class 4-A-3-3 Certificates.
Class 4-M Certificates..............    The Class 4-M-1, Class 4-M-2, Class 4-M-3, Class 4-M-4, Class 4-M-5,
                                        Class 4-M-6, Class 4-M-7, Class 4-M-8 and Class 4-M-9 Certificates.
Class A Certificates................    The Group 1, Group 2 and Group 3 Certificates and the Group 4 Senior
                                        Certificates.
Class C-B Certificates..............    The Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 and
                                        Class C-B-6 Certificates.
Class P Certificates................    The Class P-1 and Class P-2 Certificates.
ERISA-Restricted Certificates.......    Residual Certificates and Private Certificates; and any Certificates that do not satisfy the applicable ratings requirement under the Underwriter's
                                        Exemption.
Group 1 Certificates................    The Class 1-A-1 and Residual Certificates.
Group 2 Certificates................    The Class 2-A-1 and Class 2-A-2 Certificates.
Group 3 Certificates................    The Class 3-A-1 Certificates.
Group 4 Certificates................    The Group 4 Senior Certificates, Class 4-X Certificates and Class 4-M
                                        Certificates.
Group 4 Senior Certificates.........    The Class 4-A-1, Class 4-A-2, Class 4-A-3 and Class 4-A-4 Certificates.
Group 4 Subordinate Certificates....    The Class 4-M Certificates, Class 4-B-1 Certificates and Class 4-X
                                        Certificates.
LIBOR Certificates..................    The Group 4 Senior Certificates, Class 4-M Certificates and Class 4-B-1
                                        Certificates.
Notional Amount Certificates........    The Class 4-X Certificates.
Offered Certificates................    All Classes of Certificates other than the Private Certificates.
Private Certificates................    The Class C-B-4 Class C-B-5, Class C-B-6, Class 4-X and Class P
                                        Certificates.
Physical Certificates...............    The Residual Certificates and the Private Certificates.
Rating Agencies.....................    Moody's and S&P.
Regular Certificates................    All Classes of Certificates other than the Residual Certificates.
Residual Certificates...............    The Class AR and Class AR-L Certificates.
Senior Certificates.................    The Class A Certificates and the Class C-M-1 Certificates.
Subordinate Certificates............    The Class 4-M, Class C-B, Class 4-B-1 and Class 4-X Certificates.

                  All  covenants  and  agreements  made by the  Depositor  herein are for the  benefit and security of the  Certificateholders.  The  Depositor is entering into this  Agreement,  and the Trustee is accepting the trusts  created  hereby and thereby,  for good and valuable  consideration,  the receipt and sufficiency of which are hereby acknowledged.

                  The parties  hereto  intend to effect an absolute  sale and  assignment  of the Mortgage
Loans to the Trustee for the benefit of  Certificateholders  under this Agreement.  However, the Depositor and the  Seller  shall  hereunder  absolutely  assign  and,  as a  precautionary  matter  grant a security interest,  in and to its  rights,  if any,  in the  related  Mortgage  Loans to the  Trustee  on behalf of
Certificateholders to ensure that the interest of the  Certificateholders  hereunder in the Mortgage Loans is fully protected.

                                       W I T N E S S E T H  T H A T:

                  In consideration of the mutual agreements herein contained,  the Depositor,  the Seller, the Master Servicer,  the Servicers,  the Special Servicer,  the Trustee and the Trust Administrator agree as follows:

                                                ARTICLE I

                                               DEFINITIONS

                  Whenever used in this  Agreement,  the following  words and phrases,  unless the context otherwise requires, shall have the following meanings:

                  1933 Act:  The Securities Act of 1933, as amended.

                  Accepted  Servicing  Practices:  With  respect  to any  Mortgage  Loan,  those  mortgage servicing  practices of prudent  mortgage  lending  institutions  which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

                  Accountant's  Attestation:  The  attestation  required  from an  Accountant  pursuant to
Section 13.08.

                  Accrual Period:  For any interest  bearing Class of  Certificates,  other than the LIBOR
Certificates,  and any Distribution Date, the calendar month immediately  preceding such Distribution Date and  with  respect  to  the  LIBOR  Certificates,  the  period  beginning  on  the  immediately  preceding
Distribution  Date (or the Closing Date,  in the case of the first  Accrual  Period) and ending on the day immediately preceding such Distribution Date.

                  Additional Data Remittance  Date: With respect to any  Distribution  Date and the Master
Servicer,  GreenPoint  or SPS,  no  later  than  twelve  noon,  five  Business  Days  before  the  related
Distribution  Date and with respect to any  Distribution  Date and Wells Fargo, no later than the close of business, five Business Days before the related Distribution Date.

                  Additional Disclosure Notification:  As defined in Section 13.02.

                  Additional Form 10-D Disclosure:  As defined in Section 13.02.

                  Additional Form 10-K Disclosure:  As defined in Section 13.03.

                  Additional  Servicer:  Each  affiliate  of  each  Servicer  that  Services  any  of  the
Mortgage  Loans and each Person who is not an affiliate of any  Servicer,  who Services 10% or more of the
Mortgage Loans (measured by aggregate  Stated  Principal  Balance of the Mortgage  Loans,  annually at the commencement  of the calendar year prior to the year in which an Item 1123  Certificate is required to the delivered).  For clarification  purposes,  the Master Servicer and the Trust  Administrator are Additional
Servicers.

                  Adjustment  Date:  With respect to each Mortgage  Loan,  each  adjustment  date on which the Mortgage  Rate thereon  changes  pursuant to the related  Mortgage  Note.  The first  Adjustment  Date following the Cut-off Date as to each such Mortgage Loan is set forth in the Mortgage Loan Schedule.

                  Advance:  With respect to any  Non-Designated  Mortgage Loan and any Distribution  Date,
any payment  required to be made by a Servicer or the Master  Servicer,  as  applicable,  with  respect to such Distribution Date pursuant to Section 5.01.

                  With respect to any Countrywide  Serviced  Mortgage Loan and any Distribution  Date, the
payment  required to be made by (i)  Countrywide  with respect to the  Remittance  Date (as defined in the
Countrywide  Underlying  Servicing  Agreement)  in  the  month  of  such  Distribution  Date  pursuant  to
Subsection 11.19  of  Exhibit 9  of the  Countrywide  Underlying  Servicing  Agreement  or (ii) the Master
Servicer with respect to such Distribution Date pursuant to Section 3.20(b) of this Agreement.

                  With respect to any Hemisphere  Serviced  Mortgage Loan and any  Distribution  Date, the
payment  required to be made by  (i) Hemisphere  with  respect to the  Remittance  Date (as defined in the
Hemisphere   Underlying  Servicing  Agreement)  in  the  month  of  such  Distribution  Date  pursuant  to
Section 5.03 of the Hemisphere  Underlying Servicing Agreement or (ii) the Master Servicer with respect to such Distribution Date pursuant to Section 3.20(b) of this Agreement.

                  With respect to any CitiMortgage  Serviced Mortgage Loan and any Distribution  Date, the
payment  required to be made by  (i) CitiMortgage  with respect to the Remittance  Date (as defined in the
CitiMortgage  Underlying  Servicing  Agreement) in the month of such Distribution Date pursuant to Section
O of Exhibit M to the  CitiMortgage  Underlying  Servicing  Agreement  or (ii) the  Master  Servicer  with respect to such Distribution Date pursuant to Section 3.20(b) of this Agreement.

                  With respect to any BofA Serviced  Mortgage Loan and any Distribution  Date, the payment required to be made by (i) BofA  with respect to the  Remittance  Date (as defined in the BofA  Underlying
Servicing  Agreement)  in the month of such  Distribution  Date pursuant to  Subsection 10.17  of the BofA
Underlying  Servicing  Agreement  or (ii) the  Master  Servicer  with  respect to such  Distribution  Date pursuant to Section 3.20(b) of this Agreement.

                  Adverse REMIC Event:  As defined in Section 2.07(f).

                  Aggregate  Groups 1-3  Collateral  Balance:  With respect to any date of  determination, will be equal to the sum of the  Aggregate  Loan Group  Balances for Loan  Group 1,  Loan Group 2 and Loan
Group 3 as of such date of determination.

                  Aggregate  Loan  Group Balance:  With  respect  to any Loan  Group and as of any date of determination,  will be equal to the  aggregate  Stated  Principal  Balance of the Mortgage  Loans in such
Loan Group as of the first day of the month of such date of determination.

                  Agreement:  This Pooling and  Servicing  Agreement  and all  amendments  or  supplements hereto.

                  Ancillary  Income:  All income derived from the  Non-Designated  Mortgage  Loans,  other than Servicing Fees and Master Servicing Fees,  including but not limited to, late charges,  fees received with respect to checks or bank drafts returned by the related bank for  non-sufficient  funds,  assumption fees,  optional  insurance  administrative  fees and all  other  incidental  fees and  charges.  Ancillary
Income does not include any Assigned Prepayment Premiums.

                  Applied  Loss  Amount:  With  respect  to any  Distribution  Date,  with  respect to the
Group 4  Certificates,  the excess, if any, of (i) the  aggregate Class Principal  Balances of the Group 4
Certificates  (other than the related Notional Amount  Certificates),  after giving effect to all Realized
Losses  with  respect  to the  Mortgage  Loans in Loan  Group 4  during  the  Collection  Period  for such
Distribution Date and payments of principal on such  Distribution Date over (ii) the  Aggregate Loan Group
Balance for Loan Group 4 for such Distribution Date.

                  Appraised  Value:  The  appraised  value  of  the  Mortgaged  Property  based  upon  the appraisal  made for the  originator  at the time of the  origination  of the related  Mortgage Loan or the sales price of the  Mortgaged  Property at the time of such  origination,  whichever is less,  or (i) with respect to any Mortgage Loan that  represents a refinancing  other than a Streamlined  Mortgage  Loan, the lower of the appraised  value at origination or the appraised  value of the Mortgaged  Property based upon the appraisal  made at the time of such  refinancing  and (ii) with  respect to any  Streamlined  Mortgage
Loan, the appraised  value of the Mortgaged  Property based upon the appraisal made in connection with the origination of the mortgage loan being refinanced.

                  Assigned  Prepayment  Premium:   Any  Prepayment  Premium  on  a  Wells  Fargo  Serviced
Mortgage  Loan,  any Prepayment  Premium on a SPS Serviced  Mortgage  Loan,  any  Prepayment  Premium on a
GreenPoint Serviced Mortgage Loan and any other Prepayment Premium on deposit in the Certificate Account.

                  Assignment and Assumption  Agreement:  That certain assignment and assumption  agreement dated as of July 1, 2006, by and between DLJ Mortgage Capital,  Inc., as assignor,  and the Depositor,  as assignee, relating to the Mortgage Loans.

                  Assignment of  Proprietary  Lease:  With respect to a Cooperative  Loan,  the assignment or mortgage of the related  Proprietary  Lease from the  Mortgagor to the  originator  of the  Cooperative
Loan.

                  Available  Distribution  Amount:  With  respect  to any  Distribution  Date  and each of
Group 1, Group 2 and Group 3 the sum of:

(i)      all  amounts  in respect of  Scheduled  Payments  (net of the  related  Expense  Fees) due on the related Due Date and received  prior to the related  Determination  Date on the related  Mortgage
         Loans, together with any Advances in respect thereof;

(ii)     all Insurance  Proceeds (to the extent not applied to the  restoration of the Mortgaged  Property or released to the Mortgagor in accordance  with the  applicable  Servicer's  Accepted  Servicing
         Standards),  all Liquidation  Proceeds  received during the calendar month preceding the month of that  Distribution  Date  on the  related  Mortgage  Loans,  in  each  case  net of  unreimbursed
         Liquidation Expenses incurred with respect to such Mortgage Loans;

(iii)    all Principal  Prepayments  received during the related Prepayment Period on the related Mortgage
         Loans, excluding Prepayment Premiums;

(iv)     amounts received with respect to such  Distribution  Date as the Substitution  Adjustment  Amount
         or Purchase  Price in respect of a Mortgage  Loan in the related  Loan  Group repurchased  by the
         Seller,  purchased  by a Holder  of a  Subordinate  Certificate  pursuant  to  Section 3.11(f) or purchased by the Special Servicer pursuant to Section 3.11(g) as of such Distribution Date;

(v)      any amounts payable as Compensating  Interest  Payments by a Servicer with respect to the related
         Mortgage Loans on such Distribution Date;

(vi)     all Recoveries, if any; and

(vii)    the portion of the Mortgage  Loan Purchase  Price  related to such Loan  Group paid in connection with an Optional Termination up to the amount of the Par Value for such Loan Group;

in  the  case  of  clauses (i) through  (iv) above  reduced  by  amounts  in  reimbursement  for  Advances previously  made and other  amounts as to which the Trustee,  the Trust  Administrator,  a Servicer or the
Master Servicer is entitled to be reimbursed  pursuant to Section 3.08 in respect of the related  Mortgage
Loans or otherwise.

                  Bankruptcy  Code:  The United States  Bankruptcy  Code, as amended from time to time (11
U.S.C. §§ 101 et seq.).

                  Bankruptcy  Coverage  Termination  Date: The point in time at which the Bankruptcy  Loss
Coverage Amount has been reduced to zero.

                  Bankruptcy  Loss:  With  respect  to any Loan  Group,  Realized  Losses on the  Mortgage
Loans in that Loan Group incurred as a result of a Deficient Valuation or Debt Service Reduction.

                  Bankruptcy  Loss Coverage  Amount:  As of any  Determination  Date, the Bankruptcy  Loss
Coverage Amount shall equal the Initial  Bankruptcy  Loss Coverage Amount as reduced by (i) the  aggregate amount of Bankruptcy  Losses allocated to the Class C-B  Certificates  since the Cut-off Date and (ii) any permissible  reductions in the  Bankruptcy  Loss  Coverage  Amount as evidenced by a letter of each Rating
Agency  to the  Trust  Administrator  to  the  effect  that  any  such  reduction  will  not  result  in a downgrading,  or  otherwise  adversely  affect,  of the then current  ratings  assigned to such Classes of
Certificates rated by it.

                  Basis Risk Shortfall:  For any Class of LIBOR  Certificates  (other than the Class 4-A-2
Certificates if no Swap Suspension  Event has occurred and is continuing) and any  Distribution  Date, the sum of (i) the excess,  if any, of (a) the related Current  Interest  calculated on the basis of the least of (x) the applicable  Certificate Index plus the applicable  Certificate Margin, (y) the Maximum Interest
Rate and (z) 11.00% over (b) the related Current Interest for the applicable  Distribution Date,  (ii) any amount described in clause  (i) remaining  unpaid from prior Distribution Dates, and (iii) interest on the amount in clause  (ii) for the related  Accrual  Period  calculated at a per annum rate equal to the least of (x) the  applicable  Certificate  Index plus the  applicable  Certificate  Margin,  (y) the  applicable
Maximum  Interest Rate and  (z) 11.00%.  For the Class 4-A-2  Certificates  and any  Distribution  Date on
which on the related Swap Payment Date a Swap  Suspension  Event has occurred and is  continuing,  the sum of (i) the excess,  if any, of (a) the related Current  Interest  calculated on the basis of the lesser of
(x) the applicable  Certificate Index plus the applicable  Certificate Margin and (y) the Maximum Interest
Rate over  (b) the  related  Current  Interest  for the  applicable  Distribution  Date,  (ii) any  amount described in clause (i)  remaining unpaid from prior Distribution  Dates, and (iii) interest on the amount in clause  (ii) for  the  related  Accrual  Period  calculated  at a per annum  rate equal to the least of
(x) the  applicable  Certificate  Index plus the  applicable  Certificate  Margin and  (y) the  applicable
Maximum Interest Rate.

                  Beneficial  Holder:  A Person holding a beneficial  interest in any Certificate  through a Participant  or an Indirect  Participant  or a Person  holding a beneficial  interest in any  Definitive
Certificate.

                  BofA:  Bank of America, N.A., and its successors and assigns.

                  BofA Serviced  Mortgage  Loans:  The Mortgage  Loans  identified as such on the Mortgage
Loan Schedule, for which BofA is the applicable Servicer.

                  BofA  Reconstituted   Servicing   Agreement:   That  certain   Reconstituted   Servicing
Agreement dated as of July 1,  2006 among DLJMC,  BofA, the Master  Servicer and the Trust  Administrator,
and acknowledged by the Trustee.
                  BofA  Underlying  Servicing  Agreement:  The  "Servicing  Agreement"  referred to in the
BofA Reconstituted Servicing Agreement.

                  Book-Entry Certificates: As set forth in the Preliminary Statement.

                  Book-Entry Form: Any Certificate held through the facilities of the Depository.

                  Business  Day:  Any day other  than  (i) a  Saturday  or a Sunday or (ii) a day on which banking  institutions  in New York or the state in which the office of the Master Servicer or any Servicer or the  Corporate  Trust  Office of the  Trustee or Trust  Administrator  are located  are  authorized  or obligated by law or executive order to be closed.

                  Capitalization  Reimbursement  Amount:  For any Distribution  Date, the aggregate of the amounts added to the Stated Principal  Balances of the Mortgage Loans during the preceding  calendar month representing  reimbursements  to a Servicer on or prior to such  Distribution  Date in connection with the modification of such Mortgage Loan pursuant to Section 3.05.

                  Carryforward  Interest:  For any Class of LIBOR  Certificates and any Distribution Date,
the sum of (1) the amount,  if any, by which (x) the sum of  (A) Current  Interest for such  Class for the immediately  preceding  Distribution  Date and (B) any unpaid  Carryforward  Interest for such  Class from previous  Distribution  Dates  exceeds  (y) the  amount  paid in respect of interest on such Class on such immediately  preceding  Distribution  Date, and (2) interest on such amount for the related Accrual Period at the applicable Pass-Through Rate.

                  Cash  Remittance  Date:  With  respect  to  any   Distribution   Date  and  (A)  SPS  or
GreenPoint,  the 7th calendar day preceding such  Distribution  Date, or if such 7th calendar day is not a
Business Day, the Business Day  immediately  preceding  such 7th calendar day and (B) Wells  Fargo and the
Designated  Servicers,  the  18th calendar  day of the month in which the Distribution  Date occurs, or if such 18th calendar day is not a Business Day, the Business Day  immediately  following  such 18th calendar day.

                  Certificate:  Any Certificates  executed and  authenticated  by the Trust  Administrator on behalf of the Trustee  for the benefit of the  Certificateholders  in  substantially  the form or forms attached as Exhibits A through G hereto.

                  Certificate  Account:  The separate  Eligible  Account  created and maintained  with the
Trust  Administrator,  or any other  bank or trust  company  acceptable  to the Rating  Agencies  which is incorporated  under the laws of the United States or any state  thereof  pursuant to  Section 3.05,  which account shall bear a designation  clearly  indicating that the funds  deposited  therein are held in trust
for  the   benefit  of  the  Trust   Administrator,   as  agent  for  the   Trustee,   on  behalf  of  the
Certificateholders  or any other account  serving a similar  function  acceptable to the Rating  Agencies.
Funds  in  the  Certificate  Account  may  (i) be  held  uninvested  without  liability  for  interest  or compensation  thereon  or  (ii) be  invested  at the  direction  of the Trust  Administrator  in  Eligible
Investments  and  reinvestment  earnings  thereon (net of  investment  losses)  shall be paid to the Trust
Administrator.  Funds  deposited in the  Certificate  Account  (exclusive  of the amounts  permitted to be withdrawn pursuant to Section 3.08(b)) shall be held in trust for the Certificateholders.

                  Certificate  Balance:  With respect to any  Certificate  at any date, the maximum dollar amount of principal to which the Holder  thereof is then  entitled  hereunder,  such amount being equal to the  Denomination  thereof  (i) minus all  distributions  of principal and allocations of Realized Losses, including  Excess  Losses or Applied Loss  Amounts,  as  applicable,  previously  made or  allocated  with respect  thereto  and,  in the case of the  Class 4-A-2  Certificates  and any  Subordinate  Certificates,
reduced by any such amounts allocated to such Class on prior  Distribution  Dates pursuant to Section 4.02 and  (ii) plus  the amount of any  increase to the  Certificate  Balance of such  Certificate  pursuant to
Section 4.03.

                  With respect to each  Class 4-X  Certificate,  on any date of  determination,  an amount equal to the Percentage  Interest  evidenced by such Certificate  multiplied by an amount equal to (i) the excess,  if  any,  of (A)  the  Aggregate  Loan  Group  Balance  for  Loan  Group 4  as of  such  date  of determination,  over (B) the then aggregate  Class Principal  Balance of the Group 4 Senior  Certificates,
Class 4-M  Certificates  and  Class 4-B-1  Certificates  then  outstanding,  which  represents  the sum of
(i) the initial  principal  balance of REMIC III  Regular Interest  4-X-PO,  as reduced by Realized Losses allocated  thereto and payments  deemed made thereon,  and  (ii) accrued  and unpaid interest on REMIC III
Regular Interest 4-X-IO, as reduced by Realized Losses allocated thereto.

                  Certificate  Group:  Any  of  Certificate  Group 1,   Certificate  Group 2,  Certificate
Group 3 or Certificate Group 4, as applicable.

                  Certificate  Group 1:  Any of the Certificates with a  Class designation  beginning with
"1" and the Class C-M-1 Certificates, each of which relates to Loan Group 1.

                  Certificate  Group 2:  Any of the Certificates with a  Class designation  beginning with
"2" and relating to Loan Group 2.

                  Certificate  Group 3:  Any of the Certificates with a  Class designation  beginning with
"3" and the Class C-M-1 Certificates, each of which relates to Loan Group 3.

                  Certificate  Group 4:  Any of the Certificates with a  Class designation  beginning with
"4" and relating to Loan Group 4.

                  Certificateholder  or Holder:  The Person in whose name a  Certificate  is registered in the Certificate Register.

                  Certificate  Index: With respect to each  Distribution Date and the LIBOR  Certificates, the rate for one month  United  States  dollar  deposits  quoted on  Telerate  Page 3750 as of 11:00 a.m.,
London time, on the related  Interest  Determination  Date relating to each Class of  LIBOR  Certificates.
If such rate does not appear on such page (or such other page as may  replace  that page on that  service, or if such service is no longer  offered,  such other service for displaying one month LIBOR or comparable rates as may be reasonably  selected by the Trust  Administrator  after consultation with DLJMC), the rate will be the related  Reference Bank Rate. If no such  quotations can be obtained and no related  Reference
Bank  Rate is  available,  the  Certificate  Index  with  respect  to the LIBOR  Certificates  will be the
Certificate Index applicable to such Certificates on the preceding Distribution Date.

                  On the Interest  Determination  Date immediately  preceding each Distribution  Date, the
Trust  Administrator  shall  determine each  Certificate  Index for the Accrual Period  commencing on such
Distribution Date and inform the Master Servicer of such rate.

                  Certificate  Margin: As to each Class of LIBOR  Certificates,  the applicable amount set forth below:

                                                              Certificate Margin
           _______________________________________________________________________________________
                        Class                         (1)                           (2)
           _______________________________________________________________________________________
                      4-A-1-1                        0.180%                        0.360%
                      4-A-1-2                        0.210%                        0.420%
                       4-A-2                         0.120%                        0.240%
                      4-A-3-1                        0.070%                        0.140%
                      4-A-3-2                        0.200%                        0.400%
                      4-A-3-3                        0.280%                        0.560%
                       4-A-4                         0.270%                        0.540%
                       4-M-1                         0.290%                        0.580%
                       4-M-2                         0.320%                        0.640%
                       4-M-3                         0.340%                        0.680%
                       4-M-4                         0.400%                        0.800%
                       4-M-5                         0.450%                        0.900%
                       4-M-6                         0.500%                        1.000%
                       4-M-7                         1.030%                        1.530%
                       4-M-8                         1.200%                        1.700%
                       4-M-9                         2.000%                        2.500%
            ___________
            (1)  On and  prior  to the  first  Distribution  Date  on  which  the  Optional
                 Termination for Loan Group 4 may occur.
            (2)  After the first  Distribution  Date on which the Optional  Termination for
                 Loan Group 4 may occur.

                  Certificate Register:  The register maintained pursuant to Section 6.02(a) hereof.

                  Certification Parties:  As defined in Section 13.09.

                  Certification Person:  As defined in Section 13.09.

                  CitiMortgage:  CitiMortgage, Inc., and its successors and assigns.

                  CitiMortgage  Serviced  Mortgage  Loans:  The Mortgage  Loans  identified as such on the
Mortgage Loan Schedule, for which CitiMortgage is the applicable Servicer.

                  CitiMortgage  Reconstituted  Servicing Agreement:  That certain Reconstituted  Servicing
Agreement  dated as of  July 1,  2006  among  DLJMC,  CitiMortgage,  the  Master  Servicer  and the  Trust
Administrator, and acknowledged by the Trustee.

                  CitiMortgage  Underlying Servicing Agreement:  The "Servicing  Agreement" referred to in the CitiMortgage Reconstituted Servicing Agreement.

                  Class:  All  Certificates  bearing  the  same  class  designation  as set  forth  in the
Preliminary Statement.

                  Class 4-A-1-2  Adjusted Class Principal  Balance:  For any Distribution  Date, the Class
Principal Balance of the Class 4-A-1-2  Certificates  immediately prior to such Distribution Date, reduced by the Class 4-A-1-2 Undercollateralization Amount, if any, for such Distribution Date.

                  Class 4-A-1-2  Undercollateralization  Amount:  For any  Distribution  Date on or  after which the aggregate Class Principal Balance of the Class 4-A-4  Certificates,  the Class 4-M  Certificates
and the  Class 4-B-1  Certificates  has been  reduced to zero,  an amount  equal to the product of (a) the excess of (i) the aggregate Class Principal Balance of the Group 4 Senior  Certificates  immediately prior to such  Distribution  Date over  (ii) the  Aggregate  Loan  Group  Balance  for Loan  Group 4  as of such
Distribution  Date and (b) a fraction,  the numerator of which is equal to the aggregate  Class  Principal
Balance of the Class 4-A-1-1 and  Class 4-A-1-2  Certificates  immediately prior to such Distribution Date and  the  denominator  of  which  is  equal  to the  aggregate  Class  Principal  Balance  of the  Group 4
Certificates immediately prior to such Distribution Date.

                  Class 4-A-1/4-A-3/4-A-4  Interest  Rate  Cap  Account:  The  separate  Eligible  Account created and initially  maintained by the Trust  Administrator  pursuant to Section 4.08 in the name of the
Trust  Administrator  on behalf of the Trustee and for the  benefit of the  Class 4-X  Certificateholders, designated  "Wells Fargo Bank,  N.A. in trust for  registered  holders of Adjustable  Rate Mortgage  Trust
2006-3, Adjustable Rate Mortgage-Backed  Pass-Through  Certificates,  Series 2006-3, Group 4 Certificates"
Funds  in the  Class 4-A-1/4-A-3/4-A-4  Interest  Rate  Cap  Account  shall  be  held  in  trust  for  the
Certificateholders  for the uses and purposes  set forth in this  Agreement.  The  Class 4-A-1/4-A-3/4-A-4
Interest  Rate Cap Account  will not be an asset of any REMIC.  Ownership  of the  Class 4-A-1/4-A-3/4-A-4
Interest Rate Cap Account is evidenced by the Class 4-X Certificates.

                  Class 4-A-1/4-A-3/4-A-4  Interest  Rate Cap  Agreement:  The interest rate cap agreement
relating  to  the   Class 4-A-1-1,   Class 4-A-1-2,   Class 4-A-3-1,   Class 4-A-3-2,   Class 4-A-3-3  and
Class 4-A-4  Certificates consisting of the ISDA Master Agreement,  the Schedule, the Credit Support Annex
and the Confirmation  related thereto,  each dated as of the Closing Date, between the Trust Administrator on behalf of the Trust and the  Group 4 Interest  Rate Cap Counterparty,  as such agreement may be amended and  supplemented in accordance with its terms and any replacement  Class 4-A-1/4-A-3/4-A-4  Interest Rate
Cap Agreement acceptable to the Depositor and the Trust Administrator.

                  Class 4-A-2  Interest  Rate Cap  Account:  The  separate  Eligible  Account  created and initially  maintained  by the  Trust  Administrator  pursuant  to  Section 4.08  in the name of the  Trust
Administrator  on  behalf  of the  Trustee  and  for  the  benefit  of the  Class 4-X  Certificateholders, designated  "Wells Fargo Bank,  N.A. in trust for  registered  holders of Adjustable  Rate Mortgage  Trust
2006-3, Adjustable Rate Mortgage-Backed  Pass-Through  Certificates,  Series 2006-3, Group 4 Certificates"
Funds in the Class 4-A-2 Interest Rate Cap Account shall be held in trust for the  Certificateholders  for the uses and purposes set forth in this  Agreement.  The  Class 4-A-2  Interest  Rate Cap Account will not be an asset of any REMIC.  Ownership  of the  Class 4-A-2  Interest  Rate Cap Account is  evidenced by the
Class 4-X Certificates.

                  Class 4-A-2  Interest Rate Cap  Agreement:  The interest rate cap agreement  relating to the Class 4-A-2  Certificates  consisting of the ISDA Master Agreement,  the Schedule,  the Credit Support
Annex  and the  Confirmation  related  thereto,  each  dated as of the  Closing  Date,  between  the Trust
Administrator on behalf of the Trust and the  Group 4 Interest  Rate Cap  Counterparty,  as such agreement may be amended and  supplemented  in accordance with its terms and any  replacement  Class 4-A-2  Interest
Rate Cap Agreement acceptable to the Depositor and the Trust Administrator.

                  Class 4-M/4-B  Interest  Rate Cap Account:  The separate  Eligible  Account  created and initially  maintained  by the  Trust  Administrator  pursuant  to  Section 4.08  in the name of the  Trust
Administrator  on  behalf  of the  Trustee  and  for  the  benefit  of the  Class 4-X  Certificateholders, designated  "Wells Fargo Bank,  N.A. in trust for  registered  holders of Adjustable  Rate Mortgage  Trust
2006-3, Adjustable Rate Mortgage-Backed  Pass-Through  Certificates,  Series 2006-3, Group 4 Certificates"
Funds in the  Class 4-M/4-B  Interest Rate Cap Account  shall be held in trust for the  Certificateholders for the uses and purposes set forth in this Agreement.  The  Class 4-M/4-B  Interest Rate Cap Account will not be an asset of any REMIC.  Ownership of the  Class 4-M/4-B  Interest  Rate Cap Account is evidenced by the Class 4-X Certificates.

                  Class 4-M/4-B  Interest Rate Cap  Agreement:  The interest  rate cap agreement  relating to the Class 4-M Certificates and Class 4-B-1  Certificates  consisting of the ISDA Master Agreement,  the
Schedule,  the Credit Support Annex and the  Confirmation  related  thereto,  each dated as of the Closing
Date,  between  the  Trust  Administrator  on  behalf  of the  Trust  and the  Group 4 Interest  Rate  Cap
Counterparty,  as such  agreement may be amended and  supplemented  in  accordance  with its terms and any replacement  Class 4-M/4-B  Interest  Rate  Cap  Agreement  acceptable  to the  Depositor  and  the  Trust
Administrator.

                  Class 4-B-1  Principal  Payment  Amount:  For  any  Distribution  Date on or  after  the
Stepdown  Date and as long as a Trigger  Event has not occurred  with respect to such  Distribution  Date, will be the amount,  if any, by which  (x) the sum of (i) the  aggregate  Class  Principal  Balance of the
Group 4  Senior  Certificates  and the  Class 4-M  Certificates,  after giving  effect to payments on such
Distribution Date and (ii) the Class Principal Balance of the Class 4-B-1  Certificates  immediately prior to such Distribution  Date exceeds (y) the lesser of (A) the product of (i) 96.90% and (ii) the  Aggregate
Loan Group  Balance for Loan  Group 4  for such  Distribution  Date and (B) the  amount,  if any, by which
(i) the  Aggregate Loan Group Balance for Loan Group 4 for such  Distribution  Date exceeds  (ii) 0.50% of the Aggregate Loan Group Balance for Loan Group 4 as of the Cut-off Date.

                  Class 4-M-1  Principal  Payment  Amount:  For  any  Distribution  Date on or  after  the
Stepdown  Date and as long as a Trigger  Event has not occurred  with respect to such  Distribution  Date, will be the amount,  if any, by which  (x) the sum of (i) the  aggregate  Class  Principal  Balance of the
Group 4  Senior  Certificates,  after  giving  effect to payments on such  Distribution  Date and (ii) the
Class Principal  Balance of the  Class 4-M-1  Certificates  immediately  prior to such  Distribution  Date exceeds  (y) the  lesser of (A) the product of (i) 86.00%  and (ii) the  Aggregate  Loan Group Balance for
Loan  Group 4 for such  Distribution  Date and (B) the amount,  if any, by which  (i) the  Aggregate  Loan
Group Balance for Loan Group 4 for such Distribution  Date exceeds  (ii) 0.50% of the Aggregate Loan Group
Balance for Loan Group 4 as of the Cut-off Date.

                  Class 4-M-2  Principal  Payment  Amount:  For  any  Distribution  Date on or  after  the
Stepdown  Date and as long as a Trigger  Event has not occurred  with respect to such  Distribution  Date, will be the amount,  if any, by which  (x) the sum of (i) the  aggregate  Class  Principal  Balance of the
Group 4 Senior  Certificates and Class 4-M-1  Certificates,  in each case, after giving effect to payments on  such  Distribution  Date  and  (ii) the  Class  Principal  Balance  of  the  Class 4-M-2  Certificates
immediately  prior to such  Distribution  Date exceeds (y) the lesser of (A) the product of (i) 88.40% and
(ii) the  Aggregate Loan Group Balance for Loan Group 4 for such  Distribution Date and (B) the amount, if any, by which (i) the  Aggregate  Loan Group Balance for Loan Group 4 for such  Distribution  Date exceeds
(ii) 0.50% of the Aggregate Loan Group Balance for Loan Group 4 as of the Cut-off Date.

                  Class 4-M-3  Principal  Payment  Amount:  For  any  Distribution  Date on or  after  the
Stepdown  Date and as long as a Trigger  Event has not occurred  with respect to such  Distribution  Date, will be the amount,  if any, by which  (x) the sum of (i) the  aggregate  Class  Principal  Balance of the
Group 4 Senior Certificates,  Class 4-M-1 and Class 4-M-2 Certificates,  in each case, after giving effect to  payments  on  such  Distribution  Date  and  (ii) the  Class  Principal  Balance  of  the  Class 4-M-3
Certificates  immediately  prior to such  Distribution  Date exceeds  (y) the lesser of (A) the product of
(i) 89.80% and (ii) the  Aggregate Loan Group Balance for Loan Group 4 for such  Distribution Date and (B)
the amount,  if any, by which (i) the  Aggregate Loan Group Balance for Loan Group 4 for such Distribution
Date exceeds (ii) 0.50% of the Aggregate Loan Group Balance for Loan Group 4 as of the Cut-off Date.

                  Class 4-M-4  Principal  Payment  Amount:  For  any  Distribution  Date on or  after  the
Stepdown  Date and as long as a Trigger  Event has not occurred  with respect to such  Distribution  Date, will be the amount,  if any, by which  (x) the sum of (i) the  aggregate  Class  Principal  Balance of the
Group 4 Senior Certificates,  Class 4-M-1,  Class 4-M-2 and Class 4-M-3 Certificates,  in each case, after giving  effect  to  payments  on such  Distribution  Date and  (ii) the  Class  Principal  Balance  of the
Class 4-M-4  Certificates  immediately  prior to such  Distribution Date exceeds (y) the lesser of (A) the product of (i) 90.90%  and (ii) the  Aggregate  Loan Group Balance for Loan Group 4 for such  Distribution
Date and (B) the amount,  if any, by which (i) the  Aggregate Loan Group Balance for Loan Group 4 for such
Distribution  Date  exceeds  (ii) 0.50%  of the  Aggregate  Loan Group  Balance for Loan Group 4 as of the
Cut-off Date.

                  Class 4-M-5  Principal  Payment  Amount:  For  any  Distribution  Date on or  after  the
Stepdown  Date and as long as a Trigger  Event has not occurred  with respect to such  Distribution  Date, will be the amount,  if any, by which  (x) the sum of (i) the  aggregate  Class  Principal  Balance of the
Group 4 Senior Certificates,  Class 4-M-1,  Class 4-M-2, Class 4-M-3 and Class 4-M-4 Certificates, in each case, after giving effect to payments on such  Distribution  Date and (ii) the Class Principal  Balance of
the  Class 4-M-5  Certificates  immediately  prior to such  Distribution  Date exceeds  (y) the  lesser of
(A) the  product of  (i) 91.90%  and  (ii) the  Aggregate  Loan Group  Balance  for Loan  Group 4 for such
Distribution  Date and (B) the amount,  if any, by which  (i) the  Aggregate  Loan Group  Balance for Loan
Group 4 for such  Distribution  Date  exceeds  (ii) 0.50%  of the  Aggregate  Loan Group  Balance for Loan
Group 4 as of the Cut-off Date.

                  Class 4-M-6  Principal  Payment  Amount:  For  any  Distribution  Date on or  after  the
Stepdown  Date and as long as a Trigger  Event has not occurred  with respect to such  Distribution  Date, will be the amount,  if any, by which  (x) the sum of (i) the  aggregate  Class  Principal  Balance of the
Group 4  Senior  Certificates,   Class 4-M-1,   Class 4-M-2,   Class 4-M-3,  Class 4-M-4  and  Class 4-M-5
Certificates,  in each case, after giving effect to payments on such  Distribution Date and (ii) the Class
Principal  Balance of the Class 4-M-6  Certificates  immediately  prior to such  Distribution Date exceeds
(y) the  lesser of (A) the  product of  (i) 92.90%  and  (ii) the  Aggregate  Loan Group  Balance for Loan
Group 4 for such  Distribution  Date and (B) the amount,  if any, by which  (i) the  Aggregate  Loan Group
Balance for Loan  Group 4 for such  Distribution  Date  exceeds  (ii) 0.50%  of the  Aggregate  Loan Group
Balance for Loan Group 4 as of the Cut-off Date.

                  Class 4-M-7  Principal  Payment  Amount:  For  any  Distribution  Date on or  after  the
Stepdown  Date and as long as a Trigger  Event has not occurred  with respect to such  Distribution  Date, will be the amount,  if any, by which  (x) the sum of (i) the  aggregate  Class  Principal  Balance of the
Group 4  Senior  Certificates,   Class 4-M-1,   Class 4-M-2,  Class 4-M-3,  Class 4-M-4,  Class 4-M-5  and
Class 4-M-6  Certificates,  in each case,  after giving effect to payments on such  Distribution  Date and
(ii) the Class Principal  Balance of the Class 4-M-7  Certificates  immediately prior to such Distribution
Date exceeds  (y) the lesser of (A) the  product of (i) 93.90%  and (ii) the  Aggregate Loan Group Balance
for Loan Group 4 for such  Distribution  Date and (B) the amount,  if any, by which (i) the Aggregate Loan
Group Balance for Loan Group 4 for such Distribution  Date exceeds  (ii) 0.50% of the Aggregate Loan Group
Balance for Loan Group 4 as of the Cut-off Date.

                  Class 4-M-8  Principal  Payment  Amount:  For  any  Distribution  Date on or  after  the
Stepdown  Date and as long as a Trigger  Event has not occurred  with respect to such  Distribution  Date, will be the amount,  if any, by which  (x) the sum of (i) the  aggregate  Class  Principal  Balance of the
Group 4  Senior   Certificates,   Class 4-M-1,   Class 4-M-2,   Class 4-M-3,   Class 4-M-4,   Class 4-M-5,
Class 4-M-6  and  Class 4-M-7  Certificates,  in each  case,  after  giving  effect  to  payments  on such
Distribution Date and (ii) the Class Principal Balance of the Class 4-M-8  Certificates  immediately prior to such Distribution  Date exceeds (y) the lesser of (A) the product of (i) 94.90% and (ii) the  Aggregate
Loan Group  Balance for Loan  Group 4  for such  Distribution  Date and (B) the  amount,  if any, by which
(i) the  Aggregate Loan Group Balance for Loan Group 4 for such  Distribution  Date exceeds  (ii) 0.50% of the Aggregate Loan Group Balance for Loan Group 4 as of the Cut-off Date.

                  Class 4-M-9  Principal  Payment  Amount:  For  any  Distribution  Date on or  after  the
Stepdown  Date and as long as a Trigger  Event has not occurred  with respect to such  Distribution  Date, will be the amount,  if any, by which  (x) the sum of (i) the  aggregate  Class  Principal  Balance of the
Group 4  Senior   Certificates,   Class 4-M-1,   Class 4-M-2,   Class 4-M-3,   Class 4-M-4,   Class 4-M-5,
Class 4-M-6,  Class 4-M-7 and Class 4-M-8  Certificates,  in each case, after giving effect to payments on such Distribution Date and (ii) the Class Principal  Balance of the Class 4-M-9  Certificates  immediately prior to such  Distribution  Date exceeds  (y) the  lesser of (A) the  product of (i) 95.90%  and (ii) the
Aggregate Loan Group Balance for Loan Group 4 for such  Distribution  Date and (B) the amount,  if any, by which  (i) the  Aggregate  Loan  Group  Balance  for Loan  Group 4  for  such  Distribution  Date  exceeds
(ii) 0.50% of the Aggregate Loan Group Balance for Loan Group 4 as of the Cut-off Date.
                  Class 4-M  Certificates:  The  Class 4-M-1,   Class 4-M-2,   Class 4-M-3,   Class 4-M-4,
Class 4-M-5, Class 4-M-6, Class 4-M-7, Class 4-M-8 and Class 4-M-9 Certificates.

                  Class 4-X   Distributable  Amount:  With  respect  to  any  Distribution  Date  and  the
Class 4-X  Certificates,  to the extent of any Monthly Excess Cashflow remaining on such Distribution Date after the  distribution of amounts pursuant to  Section 4.01(II)(d)(i)-(xi),  the sum of (a) the amount of interest  accrued  during the related  Accrual Period on the Class 4-X  Certificates  (as described in the
Preliminary  Statement) and (b) the  Overcollateralization  Release Amount,  if any, for such Distribution
Date.

                  Class 4-X  Notional  Amount:  With respect to the  Class 4-X  Certificates  or REMIC III
Regular  Interest  4-X-IO  and any  Distribution  Date,  the  aggregate  of the  Uncertificated  Principal
Balances of the REMIC II Regular  Interests LT1, LT2, LT3 and LT4 immediately  prior to such  Distribution
Date,  (which for  clarification  is equal to the Aggregate  Loan Group Balance for Loan Group 4 as of the
first day of the related  Collection  Period  (excluding  any such  Mortgage  Loans that were subject to a
Payoff,  the  principal  of  which  was  distributed  on  the  Distribution  Date  preceding  the  current
Distribution Date)).

                  Class A Certificates:  As set forth in the Preliminary Statement.

                  Class C-B Certificates:  As set forth in the Preliminary Statement.

                  Class C-B  Credit  Support  Depletion  Date:  The first  Distribution  Date on which the aggregate Class Principal Balance of the Class C-B Certificates has been or will be reduced to zero.

                  Class C-B  Percentage:  With  respect to any  Distribution  Date,  the  aggregate  Class
Principal  Balance of the Class C-B  Certificates  immediately  prior to such Distribution Date divided by the  Aggregate  Groups 1-3  Collateral  Balance  as of the  first  day of the  related  Collection  Period
(excluding any such Mortgage Loans that were subject to a Payoff,  the principal of which was  distributed on the Distribution Date preceding the current Distribution Date).

                  Class C-M-1  Group 1 Component  Balance:  For any Distribution  Date and with respect to
Loan Group 1,  the portion of the Class Principal Balance of the Class C-M-1  Certificates that relates to such Loan  Group,  which will  initially  be an amount  equal to  $21,504,000  and will be reduced on each
Distribution Date by the aggregate of the following amounts allocable to the Class C-M-1 Certificates:

o        All amounts  previously  distributed to the Holders of the  Class C-M-1  Certificates as payments of principal from Loan Group 1; and

o        The  amount  of  Realized  Losses,   including  Excess  Losses,   allocated  to  the  Class C-M-1
         Certificates in respect of Loan Group 1.

                  Class C-M-1  Group 3 Component  Balance:  For any Distribution  Date and with respect to
Loan Group 3,  the portion of the Class Principal Balance of the Class C-M-1  Certificates that relates to such Loan  Group,  which  will  initially  be an amount  equal to  $5,844,000  and will be reduced on each
Distribution Date by the aggregate of the following amounts allocable to the Class C-M-1 Certificates:

o        All amounts  previously  distributed to the holders of the  Class C-M-1  Certificates as payments of principal from Loan Group 3; and

o        The  amount  of  Realized  Losses,   including  Excess  Losses,   allocated  to  the  Class C-M-1
         Certificates in respect of Loan Group 3.

                  Class Interest  Shortfall:  With respect to any Distribution  Date and Class of Group 1,
Group 2,  Group 3 and Class C-B  Certificates,  the amount by which the amount  described in clause (i) of the definition of Interest  Distribution  Amount for such Class,  exceeds the amount of interest  actually distributed on such Class on such Distribution Date.

                  Class Notional Amount:  The Class 4-X Notional Amount.

                  Class   Principal   Balance:   With  respect  to  any   Class and  as  to  any  date  of
determination,  the aggregate of the  Certificate  Balances of all  Certificates  of such Class as of such date.

                  Class Unpaid  Interest  Amounts:  With  respect to any  Distribution  Date and  Class of interest bearing Group 1,  Group 2, Group 3 and Class C-B Certificates,  the amount by which the aggregate
Class Interest  Shortfalls for such Class on prior  Distribution  Dates exceeds the amount  distributed on
such  Class on  prior   Distribution   Dates  pursuant  to  clause  (ii) of  the  definition  of  Interest
Distribution Amount.

                  Class Y Principal  Reduction  Amounts:  For any Distribution  Date, the amounts by which the  Uncertificated  Principal  Balances  of the  Class Y  Regular  Interests  will  be  reduced  on  such
Distribution  Date by the allocation of Realized Losses and the  distribution of principal,  determined as described in Appendix A.

                  Class Y  Regular  Interests:  The  Class Y-1,   Class Y-2,   Class Y-3,  Class  Y-4  and
Class Y-5 Regular Interests.

                  Class Y-1  Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the Class Y-1  Principal  Reduction Amount for such  Distribution  Date over the principal portion of Realized Losses allocated to the Class Y-1 Regular Interest on such Distribution Date.

                  Class Y-1  Principal  Reduction Amount:  The Class Y Principal  Reduction Amount for the
Class Y-1 Regular Interest as determined pursuant to the provisions of the Appendix A.

                  Class Y-1  Regular  Interest:  The  uncertificated   undivided  beneficial  interest  in
REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

                  Class Y-2  Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the Class Y-2  Principal  Reduction Amount for such  Distribution  Date over the principal portion of Realized Losses allocated to the Class Y-2 Regular Interest on such Distribution Date.

                  Class Y-2  Principal  Reduction Amount:  The Class Y Principal  Reduction Amount for the
Class Y-2 Regular Interest as determined pursuant to the provisions of the Appendix A.

                  Class Y-2  Regular  Interest:  The  uncertificated   undivided  beneficial  interest  in
REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

                  Class Y-3  Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the Class Y-3  Principal  Reduction Amount for such  Distribution  Date over the principal portion of Realized Losses allocated to the Class Y-3 Regular Interest on such Distribution Date.

                  Class Y-3  Principal  Reduction Amount:  The Class Y Principal  Reduction Amount for the
Class Y-3 Regular Interest as determined pursuant to the provisions of the Appendix A.

                  Class Y-3  Regular  Interest:  The  uncertificated   undivided  beneficial  interest  in
REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

                  Class Y-4  Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the Class Y-4  Principal  Reduction Amount for such  Distribution  Date over the principal portion of Realized Losses allocated to the Class Y-4 Regular Interest on such Distribution Date.

                  Class Y-4  Principal  Reduction Amount:  The Class Y Principal  Reduction Amount for the
Class Y-4 Regular Interest as determined pursuant to the provisions of the Appendix A.

                  Class Y-4  Regular  Interest:  The  uncertificated   undivided  beneficial  interest  in
REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

                  Class Y-5  Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the Class Y-5  Principal  Reduction Amount for such  Distribution  Date over the principal portion of Realized Losses allocated to the Class Y-5 Regular Interest on such Distribution Date.

                  Class Y-5  Principal  Reduction Amount:  The Class Y Principal  Reduction Amount for the
Class Y-5 Regular Interest as determined pursuant to the provisions of the Appendix A.

                  Class Y-5  Regular  Interest:  The  uncertificated   undivided  beneficial  interest  in
REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

                  Class Z Principal  Reduction  Amounts:  For any Distribution  Date, the amounts by which the  Uncertificated  Principal  Balances  of the  Class Z  Regular  Interests  will  be  reduced  on  such
Distribution  Date by the allocation of Realized Losses and the distribution of principal,  which shall be in each case the excess of (A) the sum of (x) the  excess of the  REMIC I  Available  Distribution  Amount for the related  Group (i.e.  the "related Group" for the Class Z-1 Regular Interest is the Group 1 Loans,
the "related Group" for the Class Z-2  Regular  Interest is the Group 2 Loans, the "related Group" for the
Class Z-3  Regular  Interest is the Group 3 Loans)  exclusive of any Recoveries  included therein over the amounts  thereof  distributable  (i) in  respect of  interest on such  Class Z  Regular  Interest  and the related  Class Y  Regular  Interest  and  (ii) in  the  case  of the  Group 1  Loans,  to  the  Class AR-L
Certificates  in respect of  Component I thereof  and  (y) the  amount of  Realized  Losses  allocable  to principal for the related Group over (B) the Class Y Principal Reduction Amount for the related Group.

                  Class Z Regular Interests: The Class Z-1, Class Z-2 and Class Z-3 Regular Interests.

                  Class Z-1  Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the Class Z-1  Principal  Reduction Amount for such  Distribution  Date over the principal portion of Realized Losses allocated to the Class Z-1 Regular Interest on such Distribution Date.

                  Class Z-1  Principal  Reduction Amount:  The Class Z Principal  Reduction Amount for the
Class Z-1 Regular Interest as determined pursuant to the provisions of the Appendix A.

                  Class Z-1  Regular  Interest:  The  uncertificated   undivided  beneficial  interest  in
REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

                  Class Z-2  Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the Class Z-2  Principal  Reduction Amount for such  Distribution  Date over the principal portion of Realized Losses allocated to the Class Z-2 Regular Interest on such Distribution Date.

                  Class Z-2  Principal  Reduction Amount:  The Class Z Principal  Reduction Amount for the
Class Z-2 Regular Interest as determined pursuant to the provisions of the Appendix A.

                  Class Z-2  Regular  Interest:  The  uncertificated   undivided  beneficial  interest  in
REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

                  Class Z-3  Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the Class Z-3  Principal  Reduction Amount for such  Distribution  Date over the principal portion of Realized Losses allocated to the Class Z-3 Regular Interest on such Distribution Date .

                  Class Z-3  Principal  Reduction Amount:  The Class Z Principal  Reduction Amount for the
Class Z-3 Regular Interest as determined pursuant to the provisions of the Appendix A.

                  Class Z-3  Regular  Interest:  The  uncertificated   undivided  beneficial  interest  in
REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

                  Clearing  Agency:  An  organization  registered  as  a  "clearing  agency"  pursuant  to
Section 17A of the Securities Exchange Act of 1934, as amended,  which initially shall be DTC, the nominee of which is Cede & Co., as the  registered  Holder of the Book Entry  Certificates.  The  Clearing  Agency
shall at all  times  be a  "clearing  corporation"  as  defined  in  Section 8  102(a)(5)  of the  Uniform
Commercial Code of the State of New York.

                  Closing Date:  July 31, 2006.

                  Code:  The Internal Revenue Code of 1986, as amended.

                  Collection  Account:   The  accounts   established  and  maintained  by  a  Servicer  in
accordance with Section 3.05.

                  Collection  Period:  With respect to each  Distribution  Date, the period  commencing on the second day of the month  preceding the month of the  Distribution  Date and ending on the first day of the month of the Distribution Date.

                  Commencement  of  Foreclosure:  The first  official  action  required under local law to commence  foreclosure  proceedings  or to  schedule a  trustee's  sale  under a deed of trust,  including:
(i) in  the case of a  mortgage,  any filing or service of  process  necessary  to  commence  an action to foreclose;  or (ii) in  the case of a deed of trust,  the  posting,  publishing,  filing or  delivery of a notice of sale.

                  Commission:  The U.S. Securities and Exchange Commission.

                  Compensating   Interest  Payment:  For  any  Distribution  Date  and  the  SPS  Serviced
Mortgage  Loans,  the  lesser of  (i) the  aggregate  Servicing  Fee  payable to SPS in respect of the SPS
Serviced Mortgage Loans for such Distribution Date and (ii) the  aggregate  Prepayment  Interest Shortfall allocable to Payoffs and Curtailments with respect to the SPS Serviced Mortgage Loans.

                  For any  Distribution  Date and the GreenPoint  Serviced  Mortgage Loans,  the lesser of
(i) the  aggregate  Servicing  Fee payable to GreenPoint in respect of the  GreenPoint  Serviced  Mortgage
Loans for such  Distribution  Date,  and (ii) the aggregate  Prepayment  Interest  Shortfall  allocable to
Payoffs and Curtailments with respect to the GreenPoint Serviced Mortgage Loans.

                  For any  Distribution  Date and the Wells Fargo Serviced  Mortgage Loans,  the lesser of
(i) the  aggregate  Servicing Fee payable to Wells Fargo in respect of the Wells Fargo  Serviced  Mortgage
Loans for such  Distribution  Date and  (ii) the  aggregate  Prepayment  Interest  Shortfall  allocable to
Payoffs and Curtailments with respect to the Wells Fargo Serviced Mortgage Loans.

                  For any  Distribution  Date and the Master Servicer,  the Compensating  Interest Payment
shall be equal to:

(a)      with respect to the SPS Serviced  Mortgage  Loans,  the excess of (i) the  Compensating  Interest
         Payment  required to be remitted by SPS for such  Distribution  Date over  (ii) the  Compensating
         Interest Payment actually remitted by SPS for such Distribution Date;

(b)      with  respect to the Wells Fargo  Serviced  Mortgage  Loans,  the excess of (i) the  Compensating
         Interest  Payment  required  to be  remitted  by Wells  Fargo  for such  Distribution  Date  over
         (ii) the  Compensating  Interest Payment actually  remitted by Wells Fargo for such  Distribution
         Date;

(c)      with  respect to the  GreenPoint  Serviced  Mortgage  Loans,  the excess of (i) the  Compensating
         Interest Payment required to be remitted by GreenPoint for such  Distribution  Date over (ii) the
         amount  of  the  Compensating   Interest  Payment  actually   remitted  by  GreenPoint  for  such
         Distribution Date;

(d)      with  respect to the  Countrywide  Serviced  Mortgage  Loans,  the  excess of (i) the  Prepayment
         Interest  Shortfall  Amount (as defined in the Countrywide  Servicing  Agreement)  required to be remitted  by  Countrywide  on the  Remittance  Date  (as  defined  in the  Countrywide  Servicing
         Agreement) in the month of such  Distribution  Date over (ii) the amount of  Prepayment  Interest
         Shortfall  Amount (as  defined in the  Countrywide  Servicing  Agreement)  actually  remitted  by
         Countrywide on the Remittance  Date (as defined in the  Countrywide  Servicing  Agreement) in the month of such Distribution Date;

(e)      with  respect to the  Hemisphere  Serviced  Mortgage  Loans,  the excess of (i) the  Compensating
         Interest (as defined in the Hemisphere  Underlying  Servicing  Agreement) required to be remitted by  Hemisphere  on the  Remittance  Date  (as  defined  in the  Hemisphere  Underlying  Servicing
         Agreement)  relating to such Distribution Date over (ii) the  Compensating  Interest  (as defined in the  Hemisphere  Underlying  Servicing  Agreement)  actually  remitted  by  Hemisphere  on the
         Remittance Date (as defined in the Hemisphere  Underlying  Servicing  Agreement) relating to such
         Distribution Date;

(f)      with respect to the CitiMortgage  Serviced  Mortgage Loans, the excess of (i) the amounts paid in respect of Prepayment  Interest Shortfalls (as defined in the CitiMortgage  Underlying  Servicing
         Agreement)  required to be remitted by  CitiMortgage  on the  Remittance  Date (as defined in the
         CitiMortgage   Underlying   Servicing   Agreement)   relating  to  such  Distribution  Date  over
         (ii) amounts paid in respect of Prepayment  Interest  Shortfalls  (as defined in the CitiMortgage
         Underlying  Servicing  Agreement)  actually  remitted by  CitiMortgage on the Remittance Date (as defined in the CitiMortgage  Underlying  Servicing Agreement) relating to such Distribution Date;
         and

(g)      with respect to the BofA Serviced  Mortgage Loans,  the excess of (i) the amounts  required to be remitted by BofA pursuant to  Subsection 10.04(i)  of the BofA Underlying  Servicing Agreement on
         the Remittance  Date (as defined in the BofA  Underlying  Servicing  Agreement)  relating to such
         Distribution   Date   over   (ii) the   amounts   actually   remitted   by   BofA   pursuant   to
         Subsection 10.04(i)  of the  BofA  Underlying  Servicing  Agreement  on the  Remittance  Date (as
         defined in the BofA Underlying Servicing Agreement) relating to such Distribution Date.

                  Controlling  Person:  With respect to any Person,  any other Person who "controls"  such
Person within the meaning of the Securities Act.

                  Cooperative  Corporation:   With  respect  to  any  Cooperative  Loan,  the  cooperative apartment  corporation  that holds legal title to the related  Cooperative  Property and grants  occupancy rights to units therein to stockholders through Proprietary Leases or similar arrangements.

                  Cooperative  Lien Search:  A search for (a) federal  tax liens,  mechanics'  liens,  lis pendens,  judgments of record or otherwise against (i) the Cooperative  Corporation and (ii) the seller of the Cooperative  Unit,  (b) filings of Financing  Statements and (c) the deed of the Cooperative  Property into the Cooperative Corporation.

                  Cooperative  Loan:  A Mortgage  Loan that is secured by a first lien on and a  perfected security interest in Cooperative  Shares and the related  Proprietary  Lease granting  exclusive rights to occupy the related Cooperative Unit in the building owned by the related Cooperative Corporation.

                  Cooperative  Property:  With  respect to any  Cooperative  Loan,  all real  property and improvements thereto and rights therein and thereto owned by a Cooperative  Corporation  including without limitation the land, separate dwelling units and all common elements.

                  Cooperative  Shares:  With respect to any  Cooperative  Loan, the shares of stock issued by a Cooperative Corporation and allocated to a Cooperative Unit and represented by stock certificates.

                  Cooperative  Unit:  With  respect  to  any  Cooperative  Loan,  a  specific  unit  in  a
Cooperative Property.

                  Corporate  Trust  Office:  With respect to the  Trustee,  the  designated  office of the
Trustee at which at any  particular  time its  corporate  trust  business  with respect to this  Agreement shall be  administered,  which  office at the date of the  execution  of this  Agreement  is located at 60
Livingston  Avenue,  St. Paul,  Minnesota  55107,  Attention:  Corporate  Trust—Structured  Finance.  With
respect to the Trust  Administrator,  the  designated  office of the Trust  Administrator  at which at any particular time its corporate trust business with respect to this Agreement shall be  administered,  which office at the date of the  execution of this  Agreement is located at 9062 Old Annapolis  Road,  Columbia,
MD 21045,  Attention: CSFB  ARMT 2006-3,  except for purposes of  Section 6.06  and  certificate  transfer purposes,  such term  shall mean the office or agency of the Trust  Administrator  located at Wells  Fargo
Bank, N.A., 6th Street and Marquette Avenue, Minneapolis, Minnesota  55479, Attention: CSFB ARMT 2006-3.

                  Countrywide:  Countrywide Home Loans Servicing LP, and its successors and assigns.

                  Countrywide  Serviced  Mortgage  Loans:  The Mortgage  Loans  identified  as such on the
Mortgage Loan Schedule, for which Countrywide is the applicable Designated Servicer.

                  Countrywide  Reconstituted  Servicing Agreement:  That certain  Reconstituted  Servicing
Agreement dated as of July 1, 2006 among DLJMC,  Countrywide and the Master Servicer,  and acknowledged by the Trustee and the Trust Administrator.

                  Countrywide  Underlying  Servicing Agreement:  The "Servicing  Agreement" referred to in the Countrywide Reconstituted Servicing Agreement.

                  Current  Interest:  For any Class of  Group 4  Certificates,  other  than the  Class 4-X
Certificates,  and Distribution Date, the amount of interest accruing at the applicable  Pass-Through Rate
(or, in the case of the  Class 4-A-2  Certificates,  the  Formula  Rate) on the  related  Class  Principal
Balance of such  Class during  the related  Accrual  Period;  provided,  that as to each Class of  Group 4
Certificates  the Current  Interest  shall be reduced by a pro rata portion of any Interest  Shortfalls to the extent  not  covered  by  Monthly  Excess  Interest;  provided,  further,  that as to the  Class 4-A-2
Certificates  and on any  Distribution  Date,  the Current  Interest shall be reduced by the amount of any
Net Swap  Payments  owed by the  Swap  Counterparty  and  received  by the  Trust  Administrator  from the
Supplemental  Interest  Account on the related Swap Payment Date and paid  pursuant to the first  sentence of Section 4.09(f) hereof.

                  Curtailment:  Any payment of principal on a Mortgage  Loan,  made by or on behalf of the related  Mortgagor,  other than a Scheduled  Payment,  a prepaid Scheduled  Payment or a Payoff,  which is applied to reduce the outstanding Stated Principal Balance of the Mortgage Loan.

                  Custodial  Agreement:  An  agreement,  dated as of the date  hereof,  among a custodian, the  Trustee  and the Trust  Administrator,  pursuant  to which such  custodian  agrees to hold any of the documents or instruments  referred to in  Section 2.01  of this Agreement as agent for the Trustee.  As of the date hereof,  the  Custodians  shall act  pursuant to the LaSalle  Custodial  Agreement  and the Wells
Fargo Custodial Agreement, as applicable.

                  Custodian:  A  custodian  which is  appointed  pursuant to a  Custodial  Agreement.  Any
Custodian  so  appointed  shall act as agent on behalf of the  Trustee,  and shall be  compensated  by the
Trust  Administrator or as otherwise  specified therein.  Initially,  LaSalle shall serve as Custodian for the Mortgage Loans described in the LaSalle  Custodial  Agreement and Wells Fargo shall serve as Custodian for the Mortgage Loans described in the Wells Fargo Custodial Agreement.

                  Cut-off Date:  July 1, 2006.

                  Cut-off  Date  Principal  Balance:  With  respect  to  any  Mortgage  Loan,  the  Stated
Principal Balance thereof as of the close of business on the Cut-off Date.

                  Data  Remittance  Date:  With respect to any  Distribution  Date and each Servicer,  the
10th  calendar  day of the month in which  such  Distribution  Date  occurs,  or if such 10th day is not a
Business Day, the Business Day immediately following such 10th day .

                  Debt Service  Reduction:  With respect to a Mortgage Loan in Loan Group 1,  Loan Group 2 or Loan Group 3,  a reduction by a court of competent  jurisdiction  in a proceeding  under the Bankruptcy
Code in the Scheduled  Payment for such Mortgage Loan which became final and non  appealable,  except such a  reduction  resulting  from  a  Deficient  Valuation  or  any  reduction  that  results  in a  permanent forgiveness of principal.

                  Debt Service  Reduction  Mortgage  Loan:  Any Mortgage Loan that became the subject of a
Debt Service Reduction.

                  Deficient  Valuation:  With respect to any Mortgage Loan in Loan  Group 1,  Loan Group 2 or Loan Group 3,  a valuation by a court of competent  jurisdiction of the Mortgaged Property in an amount less than the then  outstanding  indebtedness  under the  Mortgage  Loan,  or that  results in a permanent forgiveness of principal,  which  valuation in either case results from a proceeding  under the Bankruptcy
Code.

                  Deferred  Amount:  For any Class of  Group 4  Subordinate  Certificates  (other than the
Class 4-X  Certificates)  and Class 4-A-4  Certificates  and  Distribution  Date, will equal the amount by which  (x) the  aggregate  of the  Applied  Loss  Amounts  previously  applied in  reduction  of the Class
Principal  Balance  thereof  exceeds  (y) the  sum of  (i) the  aggregate  of amounts  previously  paid in reimbursement  thereof  and  (ii) amounts  added to the  Class  Principal  Balances  thereof  pursuant  to
Section 4.03(a)(ii) on all prior Distribution Dates, including such Distribution Date.

                  Definitive Certificate:  As defined in Section 6.07.

                  Deleted Mortgage Loan: As defined in Section 2.03.

                  Delinquency  Rate: With respect to any Distribution  Date, the fraction,  expressed as a percentage,  the numerator of which is the aggregate  outstanding  principal balance of all Mortgage Loans in Loan Group 4 60 or more days  delinquent  (including  all  foreclosures  and REO  Properties) as of the close of  business on the last day of such  month,  and the  denominator  of which is the  Aggregate  Loan
Group Balance for Loan Group 4 as of the close of business on the last day of such month.

                  Denomination:  With  respect  to each  Certificate,  the  amount  set  forth on the face thereof as the "Initial  Certificate  Balance of this Certificate" or the "Initial Notional Amount of this
Certificate" or, if neither of the foregoing, the percentage interest appearing on the face thereof.

                  Deposit   Amount:   As  defined   in   Section 4.08(e) or   Section 4.09(e) herein,   as
applicable.

                  Depositor:   Credit  Suisse  First  Boston   Mortgage   Securities   Corp.,  a  Delaware
corporation, or its successor in interest.

                  Depository  Agreement:  The Letter of  Representation  dated as of the  Closing  Date by and among DTC, the Depositor and the Trust Administrator for the benefit of the Trustee.

                  Designated  Mortgage Loans:  The Countrywide  Serviced  Mortgage Loans,  unless any such
Mortgage  Loan is no longer  serviced  by  Countrywide  under the  Countrywide  Servicing  Agreement,  the
Hemisphere  Serviced  Mortgage  Loans,  unless any such Mortgage Loan is no longer  serviced by Hemisphere under the Hemisphere  Servicing  Agreement,  the  CitiMortgage  Serviced  Mortgage Loans,  unless any such
Mortgage Loan is no longer serviced by CitiMortgage  under the  CitiMortgage  Servicing  Agreement and the
BofA Serviced  Mortgage Loans,  unless any such Mortgage Loan is no longer serviced by BofA under the BofA
Servicing Agreement.

                  Designated Servicer:  Each of Countrywide, Hemisphere, CitiMortgage and BofA.
                  Designated  Servicing  Agreement:  The Countrywide  Reconstituted  Servicing  Agreement,
the Hemisphere Reconstituted Servicing Agreement,  the CitiMortgage  Reconstituted Servicing Agreement and
the BofA Reconstituted Servicing Agreement.

                  Determination  Date:  With  respect  to each  Distribution  Date and  (i) each  Servicer
(other than Wells Fargo),  the 10th day of the calendar month in which such  Distribution  Date occurs or, if such 10th day is not a Business  Day, the Business Day  immediately  succeeding  such  Business Day and
(ii) Wells Fargo, the Business Day immediately preceding the related Cash Remittance Date.

                  Disqualified  Organization:  Any organization  defined as a "disqualified  organization"
under  Section 860E(e)(5)  of the Code,  which includes any of the following:  (i) the United States,  any
State  or  political  subdivision  thereof,  any  possession  of  the  United  States,  or any  agency  or instrumentality  of any of the foregoing (other than an  instrumentality  which is a corporation if all of its activities  are subject to tax and,  except for the FHLMC, a majority of its board of directors is not selected by such governmental  unit), (ii) a foreign government,  any international  organization,  or any agency or instrumentality  of any of the foregoing,  (iii) any  organization  (other than certain farmers'
cooperatives  described in  Section 521  of the Code) which is exempt from the tax imposed by Chapter 1 of the Code  (including  the tax imposed by Section 511 of the Code on unrelated  business  taxable  income),
(iv) rural  electric and telephone  cooperatives  described in  Section 1381(a)(2)(C)  of the Code, (v) an
"electing large  partnership"  within the meaning of Section 775 of the Code, and (vi) any other Person so designated  by the Trust  Administrator  based upon an Opinion of Counsel that the holding of an Ownership
Interest in a Residual  Certificate  by such Person may cause the REMIC or any Person  having an Ownership
Interest in any Class of  Certificates  (other than such Person) to incur a liability  for any federal tax imposed under the Code that would not  otherwise be imposed but for the Transfer of an Ownership  Interest in a  Residual  Certificate  to such  Person.  The  terms  "United  States,"  "State"  and  "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  Distribution  Date:  The 25th day of any  month,  or if such 25th day is not a  Business
Day, the Business Day immediately following such 25th day, commencing in August 2006.

                  DLJMC:  DLJ Mortgage  Capital,  Inc., a Delaware  corporation,  and its  successors  and assigns.

                  DTC:  The Depository Trust Company.

                  Due Date:  With respect to each Mortgage  Loan and any  Distribution  Date,  the date on which  Scheduled  Payments  on such  Mortgage  Loan are due which is either  the first day of the month of such  Distribution  Date,  or if Scheduled  Payments on such Mortgage Loan are due on a day other than the first day of the month,  the date in the calendar month  immediately  preceding the  Distribution  Date on which such Scheduled Payments are due, exclusive of any days of grace.

                  Eligible  Account:  Either  (i) an  account  or  accounts  maintained  with a federal or state  chartered  depository  institution  or trust company  acceptable to the Rating  Agencies or (ii) an account or  accounts  the  deposits  in which are  insured by the FDIC to the limits  established  by such corporation,  provided  that any such  deposits  not so  insured  shall be  maintained  in an account at a depository  institution or trust company whose  commercial paper or other short term debt obligations (or, in the case of a depository  institution  or trust company which is the principal  subsidiary of a holding company,  the commercial  paper or other short term debt  obligations  of such holding  company) have been rated by each  Rating  Agency in its highest  short term  rating  category,  or (iii) a  segregated  trust account or accounts (which shall be a "special deposit  account")  maintained with the Trustee,  the Trust
Administrator or any other federal or state chartered depository  institution or trust company,  acting in its fiduciary  capacity,  in a manner  acceptable to the Trustee,  the Trust  Administrator and the Rating
Agencies.  Eligible Accounts may bear interest.

                  Eligible  Institution:  An  institution  having the highest short term debt rating,  and one of the two  highest  long term debt  ratings  of the Rating  Agencies  or the  approval  of the Rating
Agencies.

                  Eligible Investments:  Any one or more of the obligations and securities listed below:

1.       direct  obligations of, and  obligations  fully  guaranteed by, the United States of America,  or any agency or  instrumentality  of the  United  States of America  the  obligations  of which are backed by the full  faith and  credit of the  United  States of  America;  or  obligations  fully guaranteed  by, the United  States of America;  the FHLMC,  FNMA,  the Federal Home Loan Banks or
         any agency or  instrumentality  of the United States of America rated AA (or the  equivalent)  or higher by the Rating Agencies;

2.       federal  funds,   demand  and  time  deposits  in,  certificates  of  deposits  of,  or  bankers'
         acceptances  issued by, any  depository  institution or trust company  incorporated  or organized under the laws of the United  States of America or any state  thereof and subject to  supervision and  examination  by federal  and/or state  banking  authorities,  so long as at the time of such investment or  contractual  commitment  providing for such  investment  the  commercial  paper or other short term debt  obligations  of such  depository  institution or trust company (or, in the case of a  depository  institution  or trust  company  which  is the  principal  subsidiary  of a holding  company,  the  commercial  paper or other short term debt  obligations  of such  holding company) are rated in one of two of the highest ratings by each of the Rating  Agencies,  and the long term debt  obligations of such  depository  institution or trust company (or, in the case of a  depository  institution  or trust  company  which is the  principal  subsidiary  of a  holding company,  the long term debt  obligations of such holding company) are rated in one of two of the highest ratings, by each of the Rating Agencies;

3.       repurchase  obligations with a term not to exceed 30 days with respect to any security  described in clause  (i) above and entered into with a depository  institution or trust company  (acting as a principal)  in the highest  rated  category by the Rating  Agencies;  provided,  however,  that collateral  transferred  pursuant to such repurchase  obligation must be of the type described in clause  (i) above  and must (A) be valued daily at current  market  price plus accrued  interest,
         (B) pursuant  to such valuation,  be equal, at all times, to 105% of the cash  transferred by the
         Trustee or the Trust  Administrator in exchange for such collateral,  and (C) be delivered to the
         Trustee  or  the  Trust  Administrator  or,  if  the  Trustee  or  the  Trust  Administrator,  as
         applicable,  is supplying the  collateral,  an agent for the Trustee or the Trust  Administrator, in such a manner  as to  accomplish  perfection  of a  security  interest  in the  collateral  by possession of certificated securities;

4.       securities  bearing interest or sold at a discount issued by any corporation  incorporated  under the laws of the United  States of America or any state  thereof  which has a long term  unsecured debt rating in the highest  available  rating category of each of the Rating Agencies at the time of such investment;

5.       commercial  paper having an original  maturity of less than 365 days and issued by an institution having a short term unsecured  debt rating in the highest  available  rating  category of each of the Rating Agencies that rates such securities, at the time of such investment;

6.       a  guaranteed  investment  contract  approved  by each of the  Rating  Agencies  and issued by an insurance  company or other  corporation  having a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

7.       money market funds (which may be 12b-1 funds as contemplated  under the rules  promulgated by the
         Securities and Exchange  Commission  under the Investment  Company Act of 1940) having ratings in the highest  available  rating  category  of Moody's  and rated  "AAAm" or "AAAm-G" by S&P at the time of such investment (any such money market funds which provide for demand  withdrawals  being conclusively  deemed to satisfy any  maturity  requirements  for Eligible  Investments  set forth herein)  including  money market  funds of the Master  Servicer,  a Servicer,  the Trustee or the
         Trust Administrator and any such funds that are managed by the Master Servicer,  a Servicer,  the
         Trustee or the Trust Administrator or their respective  Affiliates or for the Master Servicer,  a
         Servicer,  the  Trustee  or the Trust  Administrator  or any  Affiliate  of such  Person  acts as advisor, as long as such money market funds satisfy the criteria of this subparagraph 7; and

8.       such other  investments  the  investment in which will not, as evidenced by a letter from each of the Rating Agencies, result in the downgrading or withdrawal of the Ratings of the Certificates;

         provided,  however,  that no such instrument  shall be an Eligible  Investment if such instrument evidences  either (i) a right to receive only interest  payments with respect to the  obligations
         underlying  such  instrument,   or  (ii) both   principal  and  interest  payments  derived  from
         obligations  underlying such  instrument and the principal and interest  payments with respect to such  instrument  provide a yield to  maturity  of greater  than 120% of the yield to maturity at par of such underlying obligations.

                  ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

                  ERISA-Qualifying  Underwriting:  A best  efforts  or  firm  commitment  underwriting  or private  placement  that  meets the  requirements  (without  regard  to the  ratings  requirements)  of an
Underwriter's Exemption.

                  ERISA Restricted Certificate:  As set forth in the Preliminary Statement.

                  Escrow Account:  The separate  account or accounts  created and maintained by a Servicer pursuant to Section 3.06.

                  Escrow  Payments:  With respect to any Mortgage  Loan, the amounts  constituting  ground rents,  taxes,  mortgage insurance premiums,  fire and hazard insurance  premiums,  and any other payments required to be escrowed by the Mortgagor  with the mortgagee  pursuant to the Mortgage,  applicable law or any other related document.

                  Event of Default:  As defined in Section 8.01 hereof.

                  Excess  Loss:  The amount of any  (i) Fraud  Loss in excess of the Fraud  Loss  Coverage
Amount on a Mortgage  Loan in Loan  Group 1,  Loan Group 2 or Loan Group 3  realized  after the Fraud Loss
Coverage  Termination Date,  (ii) Special Hazard Loss in excess of the Special Hazard Loss Coverage Amount on a Mortgage  Loan in Loan  Group 1,  Loan  Group 2 or Loan  Group 3  realized  after the Special  Hazard
Coverage  Termination Date or (iii) Bankruptcy  Loss in excess of the Bankruptcy Loss Coverage Amount on a
Mortgage  Loan in Loan  Group 1,  Loan  Group 2 or Loan Group 3  realized  after the  Bankruptcy  Coverage
Termination Date.

                  Exchange  Act:  The  Securities  Exchange  Act of 1934,  as  amended,  and the rules and regulations thereunder.

                  Expense  Fee Rate:  As to each  Mortgage  Loan,  the sum of the  related  Servicing  Fee
Rate,  the Trust  Administrator  Fee Rate,  if  applicable,  and the rate at which the premium on a Lender
Paid Mortgage Guaranty Insurance Policy is calculated, if applicable.

                  Expense Fees: As to each Mortgage  Loan and  Distribution  Date,  the sum of the related
Servicing Fee, the Trust  Administrator  Fee, if  applicable,  and any premium on any Lender Paid Mortgage
Guaranty Insurance Policy, if applicable.

                  FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

                  Federal Funds Rate:  The interest rate at which  depository  institutions  lend balances at the Federal Reserve to the depository institutions overnight.

                  FHLMC: The Federal Home Loan Mortgage  Corporation,  a corporate  instrumentality of the
United  States  created  and  existing  under Title III of the  Emergency  Home  Finance  Act of 1970,  as
amended, or any successor thereto.

                  Financing  Statement:  A  financing  statement,  as  applicable,  filed  pursuant to the
Uniform Commercial Code to perfect a security interest in the Cooperative Shares and Pledge Instruments.

                  FNMA: The Federal National  Mortgage  Association,  a federally  chartered and privately owned corporation  organized and existing under the Federal National Mortgage  Association Charter Act, or
any successor thereto.

                  Form 8-K Disclosure Information:  As defined in Section 13.04.

                  Formula  Rate:  With  respect to the  Class 4-A-2  Certificates,  the per annum rate set forth or calculated in the manner  described in the  Preliminary  Statement.  Interest on the  Class 4-A-2
Certificates  (to the extent it is entitled to interest from Loan Group 4)  shall be computed on the basis of a 360-day year and the actual number of days elapsed in the related Accrual Period.

                  Fraud Loan: A Liquidated  Mortgage  Loan in Loan  Group 1,  Loan Group 2 or Loan Group 3
as to which a Fraud Loss has occurred.

                  Fraud Loss  Coverage  Amount:  The  aggregate  amount of Fraud Losses that are allocated solely to the Class C-B Certificates,  as of the Closing Date,  $14,651,043.72,  subject to reduction from time to time by the amount of Fraud Losses allocated to the Class C-B  Certificates.  In addition,  (a) on each anniversary  prior to the fifth  anniversary of the Cut-off Date, the Fraud Loss Coverage Amount will be reduced to an amount equal to the lesser of (A) 1.00% of the Aggregate  Groups 1-3  Collateral  Balance
as of such date, and (B) the excess of the Fraud Loss Coverage  Amount as of the preceding  anniversary of the Cut-off Date over the cumulative  amount of Fraud Losses on the Mortgage  Loans in Loan Group 1,  Loan
Group 2 and Loan Group 3 allocated to the Class C-B  Certificates since such preceding  anniversary or the
Cut-off  Date,  and (b) on the fifth  anniversary  of the  Cut-off  Date,  zero.  The Fraud Loss  Coverage
Amount may be reduced below the amount set forth above for any  Distribution  Date with the consent of the
Rating  Agencies as evidenced by a letter of each Rating Agency to the Trust  Administrator  to the effect that any such reduction will not result in a downgrading of the current  ratings  assigned to such Classes of Certificates rated by it.

                  Fraud Loss Coverage  Termination  Date: The point in time at which the applicable  Fraud
Loss Coverage Amount has been reduced to zero.

                  Fraud Losses:  Realized  Losses on the Liquidated  Mortgage Loans in Loan Group 1,  Loan
Group 2  and Loan  Group 3 as to which a loss is  sustained  by reason of a default  arising  from  fraud, dishonesty or  misrepresentation  in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage  under any related  Mortgage  Guaranty  Insurance  Policy because of such fraud, dishonesty or misrepresentation.

                  GreenPoint:  GreenPoint  Mortgage  Funding,  Inc.,  a  New  York  corporation,  and  its successors and assigns.

                  GreenPoint  Serviced  Mortgage  Loans:  The  Mortgage  Loans  identified  as such on the
Mortgage Loan Schedule, for which GreenPoint is the applicable Servicer.

                  Gross  Margin:  With  respect to any  Mortgage  Loan,  the fixed  percentage  amount set forth in the related  Mortgage  Note and the  Mortgage  Loan  Schedule  that is added to the Index on each
Adjustment  Date in accordance  with the terms of the related  Mortgage Note to determine the new Mortgage
Rate for such Mortgage Loan.

                  Group:  When  used  with  respect  to the  Mortgage  Loans,  any of Loan  Group 1,  Loan
Group 2,  Loan Group 3 or Loan  Group 4,  or with  respect to the  Certificates,  the Class or  Classes of
Certificates that relate to the corresponding Group or Groups.

                  Group 1:  With respect to the  Mortgage  Loans,  the pool of  adjustable  rate  Mortgage
Loans  identified  in the Mortgage Loan Schedule as having been assigned to Group 1 or with respect to the
Certificates, the Group 1 Certificates (as specified in the Preliminary Statement).

                  Group 1  Senior  Liquidation   Amount:  With  respect  to  any  Distribution  Date,  the
aggregate,  for each  Mortgage  Loan in Loan Group 1  which became a Liquidated  Mortgage  Loan during the prior calendar month, of the lesser of (i) the Group 1 Senior  Percentage of the Stated Principal  Balance
of such Mortgage Loan and (ii) the  applicable Senior Prepayment  Percentage of the Liquidation  Principal
with respect to such Mortgage Loan.

                  Group 1  Senior  Percentage:  With  respect to any  Distribution  Date,  the  percentage equivalent of a fraction the numerator of which is the aggregate  Class  Principal  Balance of the Group 1
Certificates  immediately  prior to such  Distribution  Date and the denominator of which is the aggregate of the  Stated  Principal  Balances  of the  Mortgage  Loans in Loan  Group 1  as of the  first day of the related  Collection  Period  (excluding  any Group 1  Mortgage  Loans that were  subject to a Payoff,  the principal of which was  distributed on the  Distribution  Date preceding the current  Distribution  Date);
provided, however, in no event will the Group 1 Senior Percentage exceed 100%.

                  Group 1 Senior Principal  Distribution  Amount:  With respect to any Distribution  Date, the sum of (i) the Group 1 Senior  Percentage of the Principal  Payment Amount for Loan Group 1,  (ii) the
applicable  Senior  Prepayment  Percentage  of the  Principal  Prepayment  Amount  for Loan  Group 1,  and
(iii) the Group 1 Senior Liquidation Amount.

                  Group 1  Subordinate  Percentage:  For any  Distribution  Date,  the excess of 100% over the Group 1 Senior Percentage.

                  Group 2:  With respect to the  Mortgage  Loans,  the pool of  adjustable  rate  Mortgage
Loans  identified  in the Mortgage Loan Schedule as having been assigned to Group 2 or with respect to the
Certificates, the Group 2 Certificates (as specified in the Preliminary Statement).

                  Group 2  Senior  Liquidation   Amount:  With  respect  to  any  Distribution  Date,  the
aggregate,  for each  Mortgage  Loan in Loan Group 2  which became a Liquidated  Mortgage  Loan during the prior calendar month, of the lesser of (i) the Group 2 Senior  Percentage of the Stated Principal  Balance
of such Mortgage Loan and (ii) the  applicable Senior Prepayment  Percentage of the Liquidation  Principal
with respect to such Mortgage Loan.

                  Group 2  Senior  Percentage:  With  respect to any  Distribution  Date,  the  percentage equivalent of a fraction the numerator of which is the aggregate  Class  Principal  Balance of the Group 2
Certificates  immediately  prior to such  Distribution  Date and the denominator of which is the aggregate of the  Stated  Principal  Balances  of the  Mortgage  Loans in Loan  Group 2  as of the  first day of the related  Collection  Period  (excluding  any Group 2  Mortgage  Loans that were  subject to a Payoff,  the principal of which was  distributed on the  Distribution  Date preceding the current  Distribution  Date);
provided, however, in no event will the Group 2 Senior Percentage exceed 100%.

                  Group 2 Senior Principal  Distribution  Amount:  With respect to any Distribution  Date, the sum of (i) the Group 2 Senior  Percentage of the Principal  Payment Amount for Loan Group 2,  (ii) the
applicable  Senior  Prepayment  Percentage  of the  Principal  Prepayment  Amount  for Loan  Group 2,  and
(iii) the Group 2 Senior Liquidation Amount.

                  Group 2  Subordinate  Percentage:  For any  Distribution  Date,  the excess of 100% over the Group 2 Senior Percentage.

                  Group 3:  With respect to the  Mortgage  Loans,  the pool of  adjustable  rate  Mortgage
Loans  identified  in the Mortgage Loan Schedule as having been assigned to Group 3 or with respect to the
Certificates, the Group 3 Certificates (as specified in the Preliminary Statement).

                  Group 3  Senior  Liquidation   Amount:  With  respect  to  any  Distribution  Date,  the
aggregate,  for each  Mortgage  Loan in Loan Group 3  which became a Liquidated  Mortgage  Loan during the prior calendar month, of the lesser of (i) the Group 3 Senior  Percentage of the Stated Principal  Balance
of such Mortgage Loan and (ii) the  applicable Senior Prepayment  Percentage of the Liquidation  Principal
with respect to such Mortgage Loan.

                  Group 3  Senior  Percentage:  With  respect to any  Distribution  Date,  the  percentage equivalent of a fraction the numerator of which is the aggregate  Class  Principal  Balance of the Group 3
Certificates  immediately  prior to such  Distribution  Date and the denominator of which is the aggregate of the  Stated  Principal  Balances  of the  Mortgage  Loans in Loan  Group 3,  as of the first day of the related  Collection  Period  (excluding  any such  Mortgage  Loans  that were  subject  to a  Payoff,  the principal of which was  distributed on the  Distribution  Date preceding the current  Distribution  Date);
provided, however, in no event will the Group 3 Senior Percentage exceed 100%.

                  Group 3 Senior Principal  Distribution  Amount:  With respect to any Distribution  Date, the sum of (i) the Group 3 Senior  Percentage of the Principal  Payment Amount for Loan Group 3,  (ii) the
applicable  Senior  Prepayment  Percentage  of the  Principal  Prepayment  Amount  for Loan  Group 3,  and
(iii) the Group 3 Senior Liquidation Amount.

                  Group 3  Subordinate  Percentage:  For any  Distribution  Date,  the excess of 100% over the Group 3 Senior Percentage.

                  Group 4:  With respect to the  Mortgage  Loans,  the pool of  adjustable  rate  Mortgage
Loans  identified  in the Mortgage Loan Schedule as having been assigned to Group 4 or with respect to the
Certificates, the Group 4 Certificates.

                  Group 4 Certificates:  As set forth in the Preliminary Statement.

                  Group 4  Credit  Support  Depletion  Date:  The  first  Distribution  Date on which  the aggregate Class Principal Balance of the Group 4  Subordinate  Certificates has been or will be reduced to zero.

                  Group 4 Interest Rate Cap Accounts:  Collectively, the Class 4-A-1/4-A-3/4-A-4  Interest
Rate Cap Account,  the  Class 4-A-2  Interest  Rate Cap Account and the  Class 4-M/4-B  Interest  Rate Cap
Account.

                  Group 4  Interest  Rate  Cap  Agreements:   Collectively,   the  Class 4-A-1/4-A-3/4-A-4
Interest Rate Cap Agreement,  the Class 4-A-2  Interest Rate Cap Agreement and the Class 4-M/4-B  Interest
Rate Cap Agreement.

                  Group 4 Interest Rate Cap Counterparty:  Credit Suisse  International,  or any successor in interest thereto under any Group 4 Interest Rate Cap Agreement.

                  Group 4 Senior Certificates:  As set forth in the Preliminary Statement.

                  Group 4  Senior  Enhancement  Percentage:  For  any  Distribution  Date,  the  fraction, expressed as a percentage,  the numerator of which is the sum of the aggregate Class Principal  Balance of the Class 4-M  Certificates,  the Class 4-B-1  Certificates and the  Overcollateralization  Amount (which, for purposes of this  definition  only,  shall not be less than zero), in each case after giving effect to payments on such  Distribution  Date  (assuming no Trigger Event has  occurred),  and the  denominator  of which is the Aggregate Loan Group Balance for Loan Group 4 for such Distribution Date.

                  Group 4 Senior  Principal  Payment  Amount:  For any  Distribution  Date on or after the
Stepdown  Date and as long as a Trigger  Event has not occurred  with respect to such  Distribution  Date, will be the amount,  if any, by which (x) the  aggregate  Class  Principal  Balance of the Group 4  Senior
Certificates,  immediately  prior to such  Distribution  Date exceeds (y) the lesser of (A) the product of
(i) 83.40% and (ii) the  Aggregate Loan Group Balance for Loan Group 4 for such  Distribution Date and (B)
the amount,  if any, by which (i) the  Aggregate Loan Group Balance for Loan Group 4 for such Distribution
Date exceeds (ii) 0.50% of the Aggregate Loan Group Balance for Loan Group 4 as of the Cut-off Date.

                  Group 4 Subordinate Certificates:  As set forth in the Preliminary Statement.

                  Hemisphere:  Hemisphere National Bank, and its successors and assigns.

                  Hemisphere  Serviced  Mortgage  Loans:  The  Mortgage  Loans  identified  as such on the
Mortgage Loan Schedule, for which Hemisphere is the applicable Servicer.

                  Hemisphere  Reconstituted  Servicing  Agreement:  That certain  Reconstituted  Servicing
Agreement  dated  as of  July 1,  2006  among  DLJMC,  Hemisphere,  the  Master  Servicer  and  the  Trust
Administrator, and acknowledged by the Trustee.

                  Hemisphere  Underlying  Servicing  Agreement:  The "Servicing  Agreement" referred to in the Hemisphere Reconstituted Servicing Agreement.

                  Index:  With respect to any Mortgage Loan and each related  Adjustment  Date,  the index as specified in the related Mortgage Note.

                  Indirect Participants:  Entities,  such as banks, brokers,  dealers and trust companies, that  clear  through  or  maintain  a  custodial  relationship  with a  Participant,  either  directly  or indirectly.

                  Initial Bankruptcy Loss Coverage Amount:  $100,000.

                  Initial Class Principal Balance:  As set forth in the Preliminary Statement.

                  Insurance  Policy:  With respect to any Mortgage  Loan  included in the Trust Fund,  any
Mortgage  Guaranty  Insurance  Policy,  any standard hazard  insurance  policy,  flood insurance policy or title  insurance  policy,  including  all  riders  and  endorsements  thereto  in  effect,  including  any replacement policy or policies for any Insurance Policies.

                  Insurance  Proceeds:  Proceeds  of any primary  mortgage  guaranty  insurance  policies, including,  without  limitation,  any other Insurance  Policies with respect to the Mortgage Loans, to the extent such proceeds are not applied to the restoration of the related  Mortgaged  Property or released to the  Mortgagor in  accordance  with the related  Servicer's  or  Designated  Servicer's  normal  servicing procedures.

                  Interest  Determination  Date:  With  respect  to the  LIBOR  Certificates  and for each
Accrual Period, the second LIBOR Business Day preceding the commencement of such Accrual Period.

                  Interest  Distribution  Amount:  With  respect  to any  Distribution  Date and  interest bearing  Class of  Group 1,  Group 2,  Group 3  and  Class C-B  Certificates,  the sum of (i) one  month's interest accrued during the related Accrual Period at the applicable  Pass-Through  Rate for such Class on the related  Class  Principal  Balance or  Class Notional  Amount,  as  applicable,  subject to  reduction
pursuant  to   Section 4.01(I)(B),   and  (ii) any   Class Unpaid  Interest  Amounts  for  such  Class and
Distribution Date.

                  Interest  Remittance  Amount:  For any Distribution  Date and the Mortgage Loans in Loan
Group 4,  an amount equal to the sum of (1) all  interest  collected (other than Payaheads) or advanced in respect of  Scheduled  Payments on the  Mortgage  Loans in such Loan Group  during the related  Collection
Period,  the interest  portion of Payaheads  previously  received on the Mortgage Loans in such Loan Group and intended for  application in the related  Collection  Period and interest  portion of all Payoffs (net of Payoff Interest for such  Distribution  Date) and  Curtailments  received on the Mortgage Loans in such
Loan Group during the related  Prepayment  Period,  less (x) the  applicable  Expense Fees with respect to such  Mortgage  Loans and  (y) unreimbursed  Advances and other  amounts due to the Master  Servicer,  the applicable  Servicer  and the Trust  Administrator  with  respect to such  Mortgage  Loans,  to the extent allocable to interest,  (2) all  Compensating  Interest  Payments  paid by a Servicer  with respect to the
Mortgage Loans in such Loan Group with respect to the related  Prepayment  Period,  (3) the portion of any
Substitution  Adjustment  Amount and Purchase  Price paid with respect to the Mortgage  Loans in such Loan
Group during  the related  Collection  Period,  in each case allocable to interest and the proceeds of any purchase of such Mortgage  Loans by the  Terminating  Entity  pursuant to  Section 11.01  in an amount not exceeding  the  interest  portion  of the Par Value with  respect  to such  Mortgage  Loans,  (4) all  Net
Liquidation  Proceeds and Recoveries (net of unreimbursed  Advances,  Servicing Advances and expenses,  to the extent  allocable  to  interest,  and unpaid  Expense  Fees),  if any,  collected  with respect to the
Mortgage Loans in such Loan Group during the prior  calendar  month,  to the extent  allocable to interest and (5) the Capitalized Interest Distribution for such Distribution Date.

                  Interest  Shortfall:  For any Distribution  Date and the Mortgage Loans in Loan Group 4,
an amount equal to the aggregate  shortfall,  if any, in collections of interest  (adjusted to the related
Net Mortgage Rate) on Mortgage Loans in Loan Group 4  resulting from  (a) Principal  Prepayments  received during the related  Prepayment  Period after giving effect to the  Compensating  Interest Payment for such
Distribution  Date and  (b) interest  payments  on certain of the  Mortgage  Loans in Loan  Group 4  being limited pursuant to the provisions of the Relief Act.

                  LaSalle:  LaSalle Bank, National Association.

                  LaSalle  Bank  Custodial  Agreement:  That  certain  Custodial  Agreement  dated  as  of
July 1, 2006 among LaSalle, the Trustee and the Trust Administrator.

                  Lender Paid  Mortgage  Guaranty  Insurance  Policy:  Any lender paid  Mortgage  Guaranty
Insurance Policy.

                  LIBOR  Business  Day:  Any day other  than (i) a  Saturday  or a Sunday or (ii) a day on which  banking  institutions  in the State of New York or in the City of London,  England are  required or authorized by law to be closed.

                  LIBOR Certificates:  As set forth in the Preliminary Statement.

                  Liquidated  Mortgage Loan: With respect to any Distribution  Date, a defaulted  Mortgage
Loan (including any  REO Property)  which was liquidated in the calendar month preceding the month of such
Distribution  Date  and as to  which a  Servicer,  has  determined  (with  respect  to the  Non-Designated
Mortgage Loans, in accordance  with this Agreement,  or with respect to the Designated  Mortgage Loans, in accordance with the related  Designated  Servicing  Agreement) that it has received all amounts it expects to receive in connection  with the liquidation of such Mortgage Loan,  including the final  disposition of the related REO Property, whether from Insurance Proceeds, Liquidation Proceeds or otherwise.

                  Liquidation  Expenses:  Customary and reasonable "out of pocket" expenses  incurred by a
Servicer (or the related  Sub-Servicer) in connection with the liquidation of any defaulted  Mortgage Loan and not  recovered  by the  related  Servicer  (or the  related  Sub-Servicer)  under a Mortgage  Guaranty
Insurance Policy for reasons other than such Servicer's failure to comply with Section 3.09  hereof,  such expenses  including,  without limitation,  legal fees and expenses,  any unreimbursed amount expended by a
Servicer   pursuant  to  Section 3.11   hereof  respecting  the  related  Mortgage  and  any  related  and unreimbursed  expenditures  for real estate property taxes or for property  restoration or preservation to the  extent not  previously  reimbursed  under any hazard  insurance  policy for  reasons  other than such
Servicer's failure to comply with Section 3.11 hereof.

                  Liquidation  Principal:  With  respect to any  Distribution  Date and a Loan Group,  the principal  portion of Net  Liquidation  Proceeds  received with respect to each Mortgage Loan in that Loan
Group,  but not in excess of the  principal  balance of such  Mortgage  Loan,  which  became a  Liquidated
Mortgage Loan (but not in excess of the principal  balance  thereof) during the preceding  calendar month, exclusive of the portion thereof, if any, attributable to Assigned Prepayment Premiums.

                  Liquidation  Proceeds:  Amounts,  including Insurance  Proceeds,  received in connection with the partial or complete  liquidation of defaulted  Mortgage Loans,  whether  through  trustee's sale, foreclosure  sale or otherwise or amounts  received in connection with any condemnation or partial release of a Mortgaged  Property related to a Mortgage Loan and any other proceeds  received in connection with an
REO Property, other than Recoveries.

                  Loan  Group:  Any of Loan  Group 1,  Loan  Group 2,  Loan  Group 3 or Loan  Group 4,  as
applicable.  Loan Group 1,  Loan Group 2 and Loan Group 3  together will constitute one sub-trust and Loan
Group 4 will constitute another sub-trust.

                  Loan  Group 1:  All Mortgage  Loans  identified  as Loan Group 1  Mortgage  Loans on the
Mortgage Loan Schedule.

                  Loan  Group 2:  All Mortgage  Loans  identified  as Loan Group 2  Mortgage  Loans on the
Mortgage Loan Schedule.

                  Loan  Group 3:  All Mortgage  Loans  identified  as Loan Group 3  Mortgage  Loans on the
Mortgage Loan Schedule.

                  Loan  Group 4:  All Mortgage  Loans  identified  as Loan Group 4  Mortgage  Loans on the
Mortgage Loan Schedule.

                  Loan-to-Value  Ratio:  As of any date,  the  fraction,  expressed as a  percentage,  the numerator  of  which  is the  Stated  Principal  Balance  of the  related  Mortgage  Loan  at the  date of determination and the denominator of which is the Appraised Value of the Mortgaged Property.

                  Lost  Mortgage  Note:  Any Mortgage Note the original of which was  permanently  lost or destroyed and has not been replaced.

                  Majority  Servicer:  With respect to any Optional  Termination,  the Servicer  servicing the  largest  percentage  of  Mortgage  Loans  in the  Loan  Group(s)  to be  purchased  in such  Optional
Termination (by Stated Principal Balance of outstanding  Mortgage Loans on the Optional  Termination Date)
which has notified the Trust  Administrator  of its  intention to be the  Terminating  Entity of such Loan
Group(s) pursuant to Section 11.02(a).

                  Marker  Rate:  With  respect  to  the  Class 4-X   Certificates   and  REMIC II  Regular
Interests  LT1,  LT2, LT3 and LT4 and any  Distribution  Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated  REMIC II  Pass-Through Rates for REMIC II Regular Interest LT2 and
REMIC II Regular Interest LT3.

                  Master Servicer:  Wells Fargo.

                  Maturity Date:  The Distribution Date occurring in August 2036.

                  Maximum  Interest Rate: With respect to the Group 4  Certificates  and any  Distribution
Date, an annual rate equal to the weighted  average of the Maximum  Mortgage  Rates of the Mortgage  Loans
in Loan Group 4 minus the weighted average Expense Fee Rate of the Mortgage Loans in Loan Group 4.

                  Maximum  Mortgage  Rate:  With respect to each Mortgage  Loan,  the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

                  MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a  corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

                  MERS Mortgage Loan:  Any Mortgage Loan registered with MERS on the MERS® System.

                  MERS®   System:   The  system  of  recording   transfers  of  mortgages   electronically
maintained by MERS.

                  MIN:  The mortgage identification number for any MERS Mortgage Loan.

                  Minimum  Mortgage  Rate:  With respect to each Mortgage  Loan,  the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

                  MOM  Loan:  Any  Mortgage  Loan as to which  MERS is  acting  as  mortgagee,  solely  as nominee for the originator of such Mortgage Loan and its successors and assigns.

                  Monthly Excess Cashflow:  For any  Distribution  Date, an amount equal to the sum of the
Monthly Excess Interest for such Distribution Date, the  Overcollateralization  Release Amount, if any for
such  Distribution  Date, and any Principal  Payment Amount for such Distribution Date remaining after the application  of items (i) through  (xii) in the  distribution  thereof  pursuant  to  Section 4.01(II)(a),
(b) or (c), as applicable.

                  Monthly Excess  Interest:  For any  Distribution  Date, any Interest  Remittance  Amount
remaining  after the  application  of  items (i)  through  (v) in the  distribution  thereof,  pursuant to
Section 4.01(II)(a).

                  Moody's:  Moody's Investors Service, Inc. or any successor thereto.

                  Mortgage:  With  respect  to a  Mortgage  Loan,  the  mortgage,  deed of  trust or other instrument creating a first lien on a fee simple or leasehold estate securing a Mortgage Note.

                  Mortgaged  Property:  The  underlying  real  property  securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Shares and Proprietary Lease.

                  Mortgage  File:  For each  Mortgage  Loan,  the Trustee  Mortgage  File and the Servicer
Mortgage File.

                  Mortgage  Guaranty   Insurance   Policy:   Each  policy  of  primary  mortgage  guaranty
insurance or any replacement policy therefor with respect to any Mortgage Loan.

                  Mortgage Loans:  Such of the mortgage loans and cooperative  loans (if any)  transferred and assigned to the Trustee  pursuant to the provisions  hereof as from time to time are held as a part of the Trust Fund (including any  REO Property),  the mortgage loans so held being identified in the Mortgage
Loan  Schedule,  notwithstanding  foreclosure  or other  acquisition  of title  of the  related  Mortgaged
Property.  With respect to each Mortgage Loan that is a Cooperative  Loan, if any,  "Mortgage  Loan" shall include,  but not be limited to, the related Mortgage Note, Security Agreement,  Assignment of Proprietary
Lease,  Recognition  Agreement,  Cooperative  Shares  and  Proprietary  Lease  and,  with  respect to each
Mortgage Loan other than a Cooperative  Loan,  "Mortgage  Loan" shall  include,  but not be limited to the related Mortgages and the related Mortgage Notes.

                  Mortgage Loan Purchase Price: The price,  calculated as set forth in  Section 11.01,  to be paid in connection  with the purchase of the Mortgage Loans pursuant to an Optional  Termination of the
Trust Fund.

                  Mortgage  Loan  Schedule:  The list of Mortgage  Loans (as from time to time  amended by the Seller to reflect the addition of  Qualified  Substitute  Mortgage  Loans and the purchase of Mortgage
Loans  pursuant to Sections  2.01, 2.02 or 2.03)  transferred to the Trustee as part of the Trust Fund and from time to time subject to this  Agreement,  attached  hereto as Schedule I, setting forth the following information with respect to each Mortgage Loan and applicable Servicer by Loan Group:

1.       the Mortgage Loan identifying number;

2.       a code indicating the type of Mortgaged Property and the occupancy status;

3.       a code indicating the Servicer of the Mortgage Loan;

4.       the original months to maturity;

5.       the Loan-to-Value Ratio at origination;

6.       the combined Loan-to-Value Ratio at origination;

7.       a code indicating the existence of a subordinate lien for the related mortgaged property;

8.       the related borrower's debt-to-income ratio at origination;

9.       the related borrower's credit score at origination;

10.      the Mortgage Rate as of the Cut-off Date;

11.      the stated maturity date;

12.      the amount of the Scheduled Payment as of the Cut-off Date;

13.      the original principal amount of the Mortgage Loan;

14.      the  principal  balance of the  Mortgage  Loan as of the close of business  on the Cut-off  Date, after deduction of payments of principal due on or before the Cut-off Date whether or not collected;

15.      the purpose of the  Mortgage  Loan (i.e.,  purchase,  rate and term  refinance,  equity  take-out refinance);

16.      a code  indicating  whether a  Prepayment  Premium is  required to be paid in  connection  with a prepayment of the Mortgage Loan and the term and the amount of the Prepayment Premium;
17.      an  indication  whether the Mortgage Loan accrues  interest at an  adjustable  Mortgage Rate or a fixed Mortgage Rate;

18.      the Index that is associated with such Mortgage Loan, if applicable;

19.      the Gross Margin, if applicable;

20.      the Periodic Rate Cap, if applicable;

21.      the Minimum Mortgage Rate, if applicable;

22.      the Maximum Mortgage Rate, if applicable;

23.      the first Adjustment Date after the Cut-off Date, if applicable;

24.      the Servicing Fee Rate;

25.      the Expense Fee Rate;

26.      a code  indicating  whether the  Mortgage  Loan is covered  under a borrower  paid or lender paid
Primary  Insurance  Policy  (and,  if so,  the name of the  insurance  carrier)  and the rate at which any lender paid Primary Insurance Policy premium is calculated, if applicable;

27.      the Custodian for such Mortgage Loan; and

28.      a  code  indicating  whether  the  Mortgage  Loan  is a  MERS  Mortgage  Loan  and,  if  so,  its
corresponding MIN.

                  With respect to the Mortgage Loans in the  aggregate,  each Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date:

1.       the number of Mortgage Loans;

2.       the current  aggregate  principal  balance of the  Mortgage  Loans as of the close of business on the Cut-off  Date,  after  deduction of payments of principal due on or before the Cut-off Date whether or not collected; and

3.       the weighted average Mortgage Rate of the Mortgage Loans.

                  Mortgage Note: The original  executed note or other  evidence of the  indebtedness  of a
Mortgagor under a Mortgage Loan.

                  Mortgage Rate:  The annual rate of interest borne by a Mortgage Note.

                  Mortgagor:  The obligor on a Mortgage Note.

                  Net  Excess  Spread:  With  respect  to  any  Distribution  Date  and  Loan  Group 4,  a fraction,  expressed as a percentage,  the numerator of which is equal to the excess of (x) the  Aggregate
Loan Group Balance for Loan Group 4 for the immediately  preceding  Distribution  Date,  multiplied by the product  of  (A) the  Net WAC Rate for Loan  Group 4  and  (B) the  actual  number of days  elapsed in the related Accrual Period divided by 360 over (y) the  aggregate  Current  Interest for Loan Group 4 for such
Distribution  Date,  and the  denominator  of which is an amount equal to the Aggregate Loan Group Balance for Loan Group 4 for the  immediately  preceding  Distribution  Date,  multiplied  by the actual number of days elapsed in the related Accrual Period divided by 360.

                  Net Funds Cap: For any Distribution  Date and the Group 4  Certificates  (other than the
Class 4-X  Certificates and other than the Class 4-A-2  Certificates  except on any  Distribution  Date in which on the related Swap Payment Date a Swap Suspension  Event has occurred and is  continuing),  will be a per annum rate  equal to (a) a  fraction,  expressed  as a  percentage,  the  numerator  of which is the product of (1) the Optimal  Interest  Remittance  Amount for such date and (2) 12,  and the denominator of which is the Aggregate Loan  Group Balance  for Loan Group 4  (excluding any such Mortgage Loans that were subject to a Payoff,  the  principal of which was  distributed  on the  Distribution  Date  preceding  the current Distribution Date) for the immediately  preceding  Distribution Date (or, in the case of the first
Distribution  Date, the Aggregate Loan  Group Balance for Loan Group 4 as of the Cut-off Date,  multiplied by (b) a  fraction,  the  numerator of which is 30 and the  denominator  of which is the actual  number of days in the related Accrual Period.

                  Net  Interest  Shortfalls:  For any  Distribution  Date  and the  Group 1,  Group 2  and
Group 3  Mortgage  Loans,  the sum of (A) the amount of interest which would  otherwise have been received for a Mortgage  Loan in the related Loan  Group during  the prior  calendar  month that was the subject of
(x) a Relief Act  Reduction  or (y) a  Special  Hazard  Loss,  Fraud Loss or  Bankruptcy  Loss,  after the exhaustion of the respective  amounts of coverage  provided by the Class C-B  Certificates for those types of losses; and (B) any related Net Prepayment Interest Shortfalls.

                  Net Liquidation  Proceeds:  With respect to any Liquidated  Mortgage Loan, the excess of the  related  Liquidation  Proceeds  over the sum of  Liquidation  Expenses,  Expense  Fees,  unreimbursed
Advances and Servicing Advances and related Excess Proceeds, if any.

                  Net  Mortgage  Rate:  As to each  Mortgage  Loan,  and at any time,  the per annum  rate equal to the Mortgage Rate for such Mortgage Loan less the related Expense Fee Rate.

                  Net Prepayment  Interest  Shortfalls:  With respect to any Distribution Date, the amount by which the aggregate of Prepayment  Interest  Shortfalls  during the related  Prepayment  Period exceeds the Compensating Interest Payment for such Distribution Date.

                  Net  Realized   Losses:   For  any  Class of   Certificates,   other  than  the  Group 4
Certificates,  and any  Distribution  Date, the excess of (i) the amount of  unreimbursed  Realized Losses previously  allocated  to that  Class over  (ii) the sum of (a) the  amount of any  increases to the Class
Principal  Balance of that  Class pursuant  to Section 4.03  due to Recoveries and (b) amounts  previously distributed to such Class in respect of Realized Losses pursuant to Section 4.01.

                  Net Recovery  Realized  Losses:  For any Class of  Certificates,  other than the Group 4
Certificates,  and any  Distribution  Date, the excess of Net Realized Losses for such  Distribution  Date over the amount  distributed in respect of Realized Losses  pursuant to Section 4.01 on that  Distribution
Date.

                  Net Swap Payments:  A net payment  (a) by the  Supplemental  Interest Trust Trustee,  on
behalf of the Supplemental  Interest Trust, to the Swap Counterparty,  to the extent that the Supplemental
Trust  Payment  exceeds the Swap  Counterparty  Payment  for such Swap  Payment  Date,  or (b) by the Swap
Counterparty to the Supplemental  Interest Trust Trustee,  on behalf of the  Supplemental  Interest Trust, to the extent that the Swap  Counterparty  Payment payable to the Supplemental  Interest Trust exceeds the
Supplemental Trust Payment for such Swap Payment Date.

                  Net WAC Rate:  With respect to Loan  Group 1,  Loan Group 2 and Loan Group 3 and for any
Distribution Date, the Weighted Average Pass-Through Rate for such Loan Group for such Distribution Date.

                  In  addition,  for any purpose for which the Net WAC Rate is  calculated,  the  interest rate on the  Mortgage  Loans shall be  appropriately  adjusted to account for the  difference  between any counting  convention  used with  respect  to the  Mortgage  Loans and any  counting  convention  used with respect to a REMIC Regular Interest.

                  NIM Note:  Any debt instrument issued by a NIM Trust.

                  NIM  Trust:  Any  trust  created  to hold the  Class 4-X  Certificates  and  issue  debt instruments that are secured by distributions on the Class 4-X Certificates.

                  Non-Designated  Mortgage  Loans:  The Mortgage  Loans that are not  Designated  Mortgage
Loans.

                  Nonrecoverable  Advance:  Any  portion  of an Advance or  Servicing  Advance  previously made or proposed to be made by the Master  Servicer or a Servicer  that, in the good faith judgment of the
Master Servicer or a Servicer (as applicable),  will not be ultimately  recoverable by the Master Servicer or a Servicer (as applicable) from the related Mortgagor,  related Liquidation  Proceeds or otherwise from proceeds or collections on the related Mortgage Loan.

                  Notional Amount Certificates:  As set forth in the Preliminary Statement.

                  Offered Certificates:  As set forth in the Preliminary Statement.

                  Officer's  Certificate:  A  certificate  signed by the  Chairman of the Board,  any Vice
Chairman  of the Board,  the  President,  an  Executive  Vice  President,  Senior Vice  President,  a Vice
President,  or other authorized officer, the Treasurer,  the Secretary, or one of the Assistant Treasurers
or Assistant  Secretaries of the Depositor,  the Seller, the Master Servicer,  the Servicers,  the Special
Servicer,  a Sub-Servicer,  the Trustee or the Trust  Administrator,  as the case may be, and delivered to the Depositor,  the Seller, the Master Servicer, the Special Servicer,  the Servicers,  the Trustee or the
Trust Administrator, as required by this Agreement.

                  Opinion  of  Counsel:  A  written  opinion  of  counsel,  who  may be  counsel  for  the
Depositor,  the Master Servicer or a Servicer,  including in-house counsel,  reasonably  acceptable to the
Trustee and the Trust  Administrator.  With respect to the definition of Eligible  Account in this Article
I and Sections 2.05 and 7.04 hereof and any opinion dealing with the  qualification  of each REMIC created hereunder or compliance  with the REMIC  Provisions,  such counsel must (i) in fact be  independent of the
Depositor,  the Master  Servicer and such  Servicer,  (ii) not have any direct  financial  interest in the
Depositor,  the Master  Servicer or such  Servicer or in any  affiliate of either of them and (iii) not be connected  with the Depositor,  the Master  Servicer or such Servicer as an officer,  employee,  promoter, underwriter,  trustee,  partner,  director or Person performing  similar  functions;  provided,  that with respect to Wells Fargo,. as Servicer, such counsel may be in-house counsel for Wells Fargo, as Servicer.

                  Optimal  Interest  Remittance  Amount:  With respect to any  Distribution  Date and Loan
Group 4,  the excess of (i) the  product of (1)(x) the  weighted  average of the Net Mortgage Rates of the
Mortgage  Loans in Loan  Group 4 as of the first day of the related  Collection  Period  divided by (y) 12 and (2) the  Aggregate Loan  Group Balance  for Loan Group 4 for the  immediately  preceding  Distribution
Date  (excluding  any such  Mortgage  Loans that were  subject  to a Payoff,  the  principal  of which was distributed on the Distribution  Date preceding the current  Distribution  Date),  over (ii) any  expenses that reduce the  Interest  Remittance  Amount with  respect to Loan Group 4 that did not arise as a result of a default or  delinquency  of the  Mortgage  Loans in Loan  Group 4  or were not taken into  account in computing the Expense Fee Rate.

                  Optional Termination:  The purchase of the Mortgage Loans pursuant to Section 11.01.

                  Optional  Termination  Date: The date fixed by a Terminating  Entity for the purchase of the Mortgage Loans pursuant to Section 11.01.

                  Optional  Termination  Notice  Period:  The period during which notice is to be given to the affected Certificateholders of an Optional Termination pursuant to Section 11.03(d).

                  OTS:  The Office of Thrift Supervision.

                  Outsourcer:  As defined in Section 3.02.

                  Overcollateralization  Amount:  For  any  Distribution  Date,  an  amount  equal  to the amount,  if any, by which  (x) the  Aggregate  Loan Group  Balance for Loan Group 4 for such  Distribution
Date  exceeds  (y) the  aggregate  Class  Principal  Balance of the Group 4  Certificates  (other than the
Class 4-X Certificates) after giving effect to payments on such Distribution Date.

                  Overcollateralization  Deficiency:  For any  Distribution  Date, the amount,  if any, by
which  (x) the  Targeted   Overcollateralization   Amount  for  such  Distribution  Date  exceeds  (y) the
Overcollateralization  Amount for such Distribution Date,  calculated for this purpose after giving effect to the  reduction  on such  Distribution  Date of the  aggregate  Class  Principal  Balance of the Group 4
Certificates (other than the Class 4-X  Certificates)  resulting from the payment of the Principal Payment
Amount on such  Distribution  Date but prior to  allocation  of any  Applied  Loss  Amount on the  Group 4
Certificates on such Distribution Date.

                  Overcollateralization  Release  Amount:  For any  Distribution  Date, an amount equal to the lesser of (x) the  Principal  Remittance Amount for such Distribution Date and (y) the amount, if any, by which (1) the  Overcollateralization  Amount for such date, calculated for this purpose on the basis of the  assumption  that 100% of the  Principal  Remittance  Amount  for such date is applied on such date in reduction of the aggregate of the Class  Principal  Balances of the Group 4  Certificates  (other than the
Class 4-X Certificates), exceeds (2) the Targeted Overcollateralization Amount for such date.

                  Overcollateralized Group:  As defined in Section 4.07(b).

                  Participant:  A broker,  dealer,  bank, other financial  institution or other Person for whom DTC effects book entry transfers and pledges of securities deposited with DTC.

                  Par-Value:  As defined in Section 11.01.

                  Pass-Through  Entity:  (a) a regulated  investment  company  described in Section 851 of the Code, a real estate  investment  trust described in Section 856 of the Code, a common trust fund or an organization  described in  Section 1381(a) of  the Code, (b) any partnership,  trust or estate or (c) any person holding a Class A Certificate as nominee for another person.

                  Pass-Through  Rate:  For  any  interest  bearing  Class of   Certificates   (other  than
Class 4-A-2  Certificates),  the per annum rate set forth or  calculated  in the manner  described  in the
Preliminary  Statement.  Interest  on the  Certificates,  other  than  the  LIBOR  Certificates,  shall be computed  on the  basis of a 360 day year  comprised  of  twelve  30 day  months.  Interest  on the  LIBOR
Certificates  and the Class 4-X  Certificates (to the extent it is entitled to interest from Loan Group 4)
shall be  computed  on the basis of a 360-day  year and the actual  number of days  elapsed in the related
Accrual Period.

                  Payahead:  Any Scheduled  Payment  intended by the related  Mortgagor to be applied in a
Collection Period subsequent to the Collection Period in which such payment was received.

                  Payoff:  Any payment of  principal  on a Mortgage  Loan equal to the entire  outstanding
Stated  Principal  Balance of such Mortgage  Loan,  if received in advance of the last  scheduled Due Date for such Mortgage Loan and  accompanied by an amount of interest  equal to accrued unpaid  interest on the
Mortgage Loan to the date of such payment in full.

                  Payoff Interest:  For any Distribution  Date with respect to each SPS Serviced  Mortgage
Loan  for  which  a  Payoff  was  received  on or  after  the  first  calendar  day of the  month  of such
Distribution  Date and before the 15th  calendar day of such month,  an amount of interest  thereon at the applicable Net Mortgage Rate from the first day of such month through the day of receipt thereof.

                  PCAOB:  The Public Company Accounting Oversight Board.

                  Percentage  Interest:  With respect to any Certificate,  either the percentage set forth on the face thereof or equal to the percentage  obtained by dividing the  Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

                  Person: Any individual,  corporation,  partnership,  joint venture,  association,  joint stock company, trust,  unincorporated  organization or government,  or any agency or political subdivision thereof.

                  Physical Certificates:  As set forth in the Preliminary Statement.

                  Pledge  Instruments:  With  respect  to each  Cooperative  Loan,  the Stock  Power,  the
Assignment of Proprietary Lease and the Security Agreement.

                  Prepayment  Interest  Shortfall:  With respect to any Mortgage Loan,  Distribution  Date and Principal  Prepayment  (other than a Payoff on a Wells Fargo  Serviced  Mortgage Loan received  during the  period  from  and  including  the  first  day to and  including  the  13th  day of the  month of such
Distribution  Date or a Payoff on a  GreenPoint  Serviced  Mortgage  Loan or SPS  Serviced  Mortgage  Loan
received  during the period from and  including  the first day to and  including the 14th day of the month of such Distribution  Date) received during the related  Prepayment Period, the difference between (i) one full  month's  interest at the  applicable  Mortgage  Rate  (giving  effect to any  applicable  Relief Act
Reduction,  Debt Service  Reduction  and  Deficient  Valuation),  as reduced by the Servicing Fee Rate, if applicable,  on the  outstanding  principal  balance  of such  Mortgage  Loan  immediately  prior  to such prepayment or, if such Principal  Prepayment is a Curtailment,  the principal  amount of such  Curtailment and (ii) the  amount of interest  actually  received with respect to such Mortgage Loan in connection with such Principal Prepayment, net of the Servicing Fee, if applicable.

                  Prepayment  Period:  With  respect  to each  Distribution  Date  and  each  Payoff  with respect to a Wells Fargo  Serviced  Mortgage Loan,  the related  "Prepayment  Period" will commence on the
14th day of the month preceding the month in which the related  Distribution  Date occurs (or, in the case of the  first  Distribution  Date,  commencing  on the  Cut-off  Date) and will end on the 13th day of the month in which such  Distribution  Date  occurs.  With respect to each  Distribution  Date and each Payoff with respect to a SPS Serviced  Mortgage Loan, the related  "Prepayment  Period" will commence on the 15th day of the month  preceding  the month in which the related  Distribution  Date occurs (or, in the case of the first  Distribution  Date,  commencing  on the Cut-off Date) and will end on the 14th day of the month in which such  Distribution  Date  occurs.  With  respect to each  Distribution  Date and each Payoff with respect to a GreenPoint  Serviced  Mortgage Loan and each  Curtailment  with respect to any Mortgage Loan, the  related  "Prepayment  Period"  will  be  the  calendar  month  preceding  the  month  in  which  such
Distribution  Date  occurs.  With  respect to each  Distribution  Date and each Payoff with respect to any
Mortgage Loan serviced by a Designated  Servicer,  the related  "Prepayment Period" will be the period set forth in the related  Designated  Servicing  Agreement.  With respect to each  Distribution  Date and each
Curtailment  with  respect to any  Mortgage  Loan,  the related  "Prepayment  Period" will be the calendar month preceding the month in which such Distribution Date occurs.

                  Prepayment  Premium:  With respect to any Mortgage Loan, any fee or premium  required to be paid if the Mortgagor prepays such Mortgage Loan as provided in the related Mortgage Note or Mortgage.

                  Principal Payment Amount:  For any Distribution  Date and Loan Group 1,  Loan Group 2 or
Loan Group 3,  the sum of (i) the  principal  portion of the Scheduled  Payments on the Mortgage  Loans in such Loan Group due on the related Due Date,  (ii) the  principal portion of repurchase  proceeds received with respect to any Mortgage Loan in such Loan  Group which  was  repurchased  as permitted or required by this Agreement during the period beginning on the 15th day of the month preceding such  Distribution  Date and  ending on the 14th day of the month of such  Distribution  Date,  with  notice  and  receipt of funds three (3) Business Days prior to the 14th day of the month of such  Distribution  Date and (iii) any other unscheduled  payments of principal  which were  received on the Mortgage  Loans in such Loan  Group during the  related  calendar  month  preceding  the  month  of such  Distribution  Date,  other  than  Principal
Prepayments or Liquidation Principal.

                  For  any  Distribution  Date  and  Loan  Group 4,  an  amount  equal  to  the  Principal
Remittance Amount for such date minus the Overcollateralization Release Amount, if any, for such date.

                  Principal  Prepayment:  Any payment of principal on a Mortgage Loan which  constitutes a
Payoff or Curtailment.

                  Principal  Prepayment Amount:  For any Distribution Date and Loan Group 1,  Loan Group 2
or Loan Group 3,  the sum of (i) all  Principal  Prepayments  relating to the Mortgage  Loans in such Loan
Group which were received during the related  Prepayment  Period and (ii) all  Recoveries  received during the calendar month preceding the month of that Distribution Date.

                  Principal  Remittance  Amount:  For any  Distribution  Date and Loan Group 4,  an amount equal to (A) the  sum of (1) all  principal  collected  (other than  Payaheads)  or advanced in respect of
Scheduled  Payments on the Mortgage Loans in such Loan  Group during the related  Collection  Period (less unreimbursed  Advances,  Servicing  Advances and other  amounts due to the  Servicers,  the  Trustee,  the
Master  Servicer and the Trust  Administrator  with respect to the Mortgage  Loans in such Loan Group,  to the extent  allocable to principal)  and the  principal  portion of Payaheads  previously  received on the
Mortgage Loans in such Loan Group and intended for application in the related  Collection Period,  (2) all
Principal  Prepayments  received on the Mortgage Loans in such Loan  Group during  the related  Prepayment
Period,  (3) the  Purchase  Price of each Mortgage Loan in such Loan  Group that  was  repurchased  by the
Seller or purchased by the Special Servicer pursuant to  Section 3.11(g) or  the holder of the Subordinate
Certificates  pursuant  to  Section 3.11(f),  during the  related  Collection  Period,  (4) the  principal proceeds of any  purchase of Mortgage  Loans in such Loan  Group by  the  Terminating  Entity  pursuant to
Section 11.01  in an amount not  exceeding  the  principal  portion of the Par Value with  respect to such
Mortgage Loans,  (5) the portion of any  Substitution  Adjustment  Amount paid with respect to any Deleted
Mortgage Loans in such Loan  Group during the related  Collection  Period allocable to principal,  (6) all
Net Liquidation  Proceeds (net of unreimbursed  Advances,  Servicing  Advances and other expenses,  to the extent  allocable to principal) and any other  Recoveries  collected with respect to the Mortgage Loans in such  Loan  Group during  the  preceding  calendar  month,  to the  extent  allocable  to  principal,  and
(7) amounts,  if any,  withdrawn from the Group 4  Interest Rate Cap Accounts to cover Realized  Losses on the Group 4  Mortgage Loans incurred during the related  Collection  Period,  less (B) the  Capitalization
Reimbursement Amount for such Distribution Date.

                  Principal  Transfer  Amount:  For any  Distribution  Date and  each  Undercollateralized
Group, the excess,  if any, of the aggregate Class Principal Balance of the Class A  Certificates  related to such Undercollateralized Group over the Aggregate Loan Group Balance of such Group.

                  Private Certificates:  As set forth in the Preliminary Statement.

                  Proprietary  Lease: The lease on a Cooperative  Unit evidencing the possessory  interest of the owner of the Cooperative Shares in such Cooperative Unit.

                  Pro Rata  Share:  With  respect  to any  Distribution  Date and any  Class of  Class C-B
Certificates,  the portion of the  Subordinate  Principal  Distribution  Amount  allocable  to such Class, equal to the product of the Subordinate  Principal  Distribution  Amount on such  Distribution  Date and a fraction,  the  numerator  of  which  is the  related  Class  Principal  Balance  of  such  Class and  the denominator of which is the aggregate of the Class Principal Balances of the Class C-B Certificates.

                  Prospectus:  The  Prospectus,  dated June 28,  2006,  relating  to the  offering  by the
Depositor from time to time of its Mortgage-Backed  Pass-Through  Certificates (Issuable in Series) in the
form  in  which  it was or  will be  filed  with  the  Securities  and  Exchange  Commission  pursuant  to
Rule 424(b) under the 1933 Act with respect to the offer and sale of the Offered Certificates.

                  Prospectus Supplement:  The Prospectus Supplement,  dated July 28, 2006, relating to the offering  of the  Offered  Certificates  in the form in which it was or will be filed with the  Securities and Exchange Commission pursuant to  Rule 424(b) under  the 1933 Act with respect to the offer and sale of the Offered Certificates.

                  PUD:  Planned Unit Development.

                  Purchase  Price:  With respect to any Mortgage  Loan required to be  repurchased  by the
Seller  pursuant  to  Section 2.02  or 2.03,  purchased  by a holder of certain  Certificates  pursuant to
Section 3.11(f) or  purchased at the option of the Special Servicer pursuant to  Section 3.11(g),  the sum of  (i) 100%  of the Stated  Principal  Balance of the  Mortgage  Loan as of the first day of the month of such  purchase,  (ii) accrued  and unpaid  interest on the Mortgage Loan at the  applicable  Mortgage Rate
(reduced by the related  Servicing  Fee Rate,  if the  purchaser  is also the Servicer  thereof)  from the first day of the month of such purchase to the first day of the month  immediately  following the month of such purchase,  (iii) in the case of a Mortgage Loan purchased by the Seller or the Depositor,  the amount of any  unreimbursed  Advances and  Servicing  Advances  made by a Servicer,  if such  Servicer is not the
Seller or the  Depositor,  with respect to such Mortgage Loan or, in the case of a Mortgage Loan purchased by the Special Servicer,  any unreimbursed  Advances and Servicing Advances payable to any Servicer (other than the Servicer or Special  Servicer,  as the case may be, which is purchasing  such Mortgage Loans) and
(iv) with  respect to any purchase by the Seller pursuant to Section 2.03,  any costs and damages actually incurred and paid by or on behalf of the Trust in  connection  with any breach of the  representation  and warranty set forth in Schedule  III(viii) as  a result of a violation  of a predatory  or abusive  lending law  applicable  to such  Mortgage  Loan.  With  respect to any  Mortgage  Loan  required or allowed to be purchased,  the Special  Servicer,  the  Certificateholder,  the Seller or the  Depositor,  as applicable, shall deliver to the Trustee and the Trust  Administrator  an Officer's  Certificate as to the calculation of the Purchase Price.

                  Qualified  Insurer:  A mortgage guaranty  insurance company duly qualified as such under the laws of the state of its  principal  place of business  and each state having  jurisdiction  over such insurer in connection  with the insurance  policy issued by such insurer,  duly authorized and licensed in such states to transact a mortgage guaranty  insurance  business in such states and to write the insurance provided by the insurance  policy issued by it, approved as a FNMA or FHLMC approved  mortgage  insurer or having a claims paying  ability  rating of at least "AA" or equivalent  rating by a nationally  recognized statistical  rating  organization.  Any  replacement  insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

                  Qualified  Substitute  Mortgage  Loan:  One or more Mortgage  Loans  substituted  by the
Seller for one or more Deleted Mortgage Loans which must, on the date of such  substitution,  as confirmed in a Request for Release,  substantially  in the form of Exhibit K,  individually  or in the aggregate and on a weighted  average basis, as applicable  (i) have a Stated Principal  Balance,  after deduction of the principal  portion of the Scheduled  Payment due in the month of  substitution,  not in excess of, and not more than 10% less than the Stated  Principal  Balance of the  Deleted  Mortgage  Loan;  (ii) be  accruing interest  at a rate no  lower  than  and not more  than 1% per  annum  higher  than,  that of the  Deleted
Mortgage  Loan;  (iii) have  a Loan to Value  Ratio no higher  than  that of the  Deleted  Mortgage  Loan;
(iv) have  a  remaining  term to  maturity  not more than one year  greater  than or less than that of the
Deleted  Mortgage  Loan;  provided that the remaining  term to maturity of any such Mortgage Loan shall be no  greater  than the last  maturing  Mortgage  Loan  immediately  prior to any  substitution;  (v) have a
Maximum  Mortgage Rate and Minimum  Mortgage Rate not less than the respective  such rates for the Deleted
Mortgage  Loan,  have a Gross Margin equal to or greater than the Deleted  Mortgage Loan and have the same
Index as the Deleted  Mortgage Loan;  (vi) not be a Cooperative  Loan unless the Deleted Mortgage Loan was a Cooperative Loan and (vii)  comply with each representation and warranty set forth in Section 2.03(b).

                  Rating  Agency:  Each of Moody's  and S&P or any  successor  to any of them,  so long as such entity is rating any of the Certificates.

                  Ratings:  As of any date of determination,  the ratings,  if any, of the Certificates as assigned by the Rating Agencies.

                  Realized Loss:  With respect to any Mortgage  Loan, (1) with respect to each  Liquidated
Mortgage  Loan,  an amount (not less than zero or more than the Stated  Principal  Balance of the Mortgage
Loan) as of the date of such  liquidation,  equal to (i) the  Stated  Principal  Balance of the Liquidated
Mortgage Loan as of the date of such liquidation,  plus  (ii) interest at the applicable Net Mortgage Rate from  the  related  Due Date as to which  interest  was last  paid or  advanced  (and not  reimbursed)  to
Certificateholders  up to the related Due Date in the month in which Liquidation  Proceeds are required to be distributed on the Stated Principal  Balance of such Liquidated  Mortgage Loan from time to time, minus
(iii) the  Net  Liquidation  Proceeds,  if any,  received  during  the  month  in which  such  liquidation occurred,  to the extent  applied as  recoveries  of interest at the Net Mortgage Rate and to principal of the Liquidated  Mortgage Loan; (2) for any Mortgage Loan subject to a Deficient  Valuation,  the excess of the Stated  Principal  Balance of that Mortgage  Loan over the  principal  amount as reduced in connection with the  proceedings  resulting  in the  Deficient  Valuation;  or  (3) for  any Debt  Service  Reduction
Mortgage  Loan, the present value of all monthly Debt Service  Reductions on the Mortgage  Loan,  assuming that the  mortgagor  pays  each  Scheduled  Payment  on the  applicable  Due  Date  and that no  Principal
Prepayments are received on the Mortgage Loan, discounted at the applicable Mortgage Rate.

                  Realized  Losses  allocated to the Class 4-X  Certificates  shall be allocated  first to
REMIC III  Regular  Interest  4-X-IO in reduction of the accrued but unpaid  interest  thereon  until such
accrued  and  unpaid   interest   shall  have  been  reduced  to  zero  and  then  to  REMIC III   Regular
Interest 4-X-PO in reduction of the principal balance thereof.

                  Recognition  Agreement:  An Agreement  among a Cooperative  Corporation,  a lender and a
Mortgagor  with respect to a Cooperative  Loan whereby such parties  (i) acknowledge  that such lender may make,  or intends to make,  such  Cooperative  Loan,  (ii) make  certain  agreements  with respect to such
Cooperative Loan.

                  Record  Date:  With respect to any  Distribution  Date and the  Certificates  other than the LIBOR  Certificates  held in Book-Entry Form on such  Distribution  Date, the close of business on the last  Business Day of the month  preceding  the month in which the  applicable  Distribution  Date occurs.
With  respect  to any  Distribution  Date  and the  LIBOR  Certificates  held in  Book-Entry  Form on such
Distribution  Date,  the close of business on the Business Day  immediately  preceding  such  Distribution
Date.

                  Recovery:  With  respect  to any  Distribution  Date and  Mortgage  Loan  that  became a
Liquidated  Mortgage  Loan in a month  preceding  the  month  prior to the  Distribution  Date,  an amount received in respect of principal on such Mortgage Loan which has  previously  been allocated as a Realized
Loss or Applied  Loss  Amount to a Class or Classes of  Certificates,  net of  reimbursable  expenses  and related Excess Proceeds, if any.

                  Reference  Bank  Rate:  With  respect  to any  Accrual  Period  relating  to  the  LIBOR
Certificates  as  follows:  the  arithmetic  mean  (rounded  upwards,  if  necessary,  to the  nearest one sixteenth of a percent) of the offered  rates for United  States  dollar  deposits for one month which are offered by the Reference  Banks as of 11:00 a.m.,  London time, on the Interest  Determination  Date prior to the first day of such  Accrual  Period to prime  banks in the London  interbank  market for a period of one  month  in  amounts  approximately  equal  to the  aggregate  Class  Principal  Balance  of the  LIBOR
Certificates;  provided  that at least two such  Reference  Banks  provide  such  rate.  If fewer than two offered rates appear,  the Reference Bank Rate will be the  arithmetic  mean of the rates quoted by one or more major banks in New York City,  selected by the Trust  Administrator after consultation with DLJMC, as of 11:00 a.m.,  New York City time, on such date for loans in U.S.  Dollars to leading  European banks for a period of one month in amounts  approximately  equal to the  aggregate  Class  Principal  Balance of the
LIBOR  Certificates.  If no such  quotations  can be  obtained,  the  Reference  Bank  Rate  shall  be the
Reference Bank Rate applicable to the preceding Accrual Period.

                  Reference  Banks:  Three major banks that are  engaged in the London  interbank  market, selected by the Trust Administrator after consultation with DLJMC.

                  Registration  Statement:  That  certain  registration  statement on Form S-3, as amended
(Registration  No.  333-130884),  relating  to the  offering  by the  Depositor  from  time to time of its
Mortgage-Backed  Pass-Through  Certificates  (Issuable in Series) as heretofore  declared effective by the
Securities and Exchange Commission.

                  Regular  Certificates:  All of the  Certificates  other than the Class AR and Class AR-L
Certificates.

                  Regulation  AB:  Means  Subpart  229.1100 - Asset  Backed  Securities  (Regulation  AB),
17 C.F.R.  §§229.1100  -  229.1123,  as such  may be  amended  from  time to  time,  and  subject  to such clarification  and  interpretation  as have  been  provided  by the  Commission  in the  adopting  release
(Asset-Backed  Securities,  Securities Act Release No. 33-8518,  70 Red. Reg. 1,506, 1,531 (Jan. 7, 2005))
or by the staff of the  Commission,  or as may be  provided  by the  Commission  or its staff from time to time.

                  Regulation S:  Regulation S under the 1933 Act, as in effect from time to time.

                  Relevant Servicing  Criteria:  The Servicing Criteria applicable to the various parties, as set  forth on  Exhibit R  attached  hereto.  For  clarification  purposes,  multiple  parties  can have
responsibility  for  the  same  Relevant  Servicing  Criteria.   With  respect  to  a  Servicing  Function
Participant  engaged by the Master Servicer,  the Trust  Administrator,  the Trustee or any Servicer,  the
term "Relevant  Servicing  Criteria" may refer to a portion of the Relevant Servicing Criteria  applicable to such parties

                  Relief Act: The  Servicemembers  Civil Relief Act, as amended,  and any similar state or local law.

                  Relief Act Reductions:  With respect to any  Distribution  Date and any Mortgage Loan as to which there has been a reduction in the amount of interest  collectible  thereon for the most  recently ended  calendar  month as a result of the  application  of the Relief Act,  the  amount,  if any, by which
(i) interest  collectible  on such Mortgage Loan for the most recently  ended  calendar month is less than
(ii) interest accrued thereon for such month pursuant to the Mortgage Note.

                  REMIC:   A  "real  estate   mortgage   investment   conduit,"   within  the  meaning  of
Section 860D  of the Code.  Reference  herein to REMIC  refers to each REMIC  created  by the  Preliminary
Statement.

                  REMIC Election:  An election,  for federal income tax purposes,  to treat certain assets as a REMIC.

                  REMIC I  Available  Distribution  Amount:  For each of Loan  Group 1,  Loan  Group 2 and
Loan Group 3, for any Distribution Date, the Available Distribution Amount for such Loan Group.

                  REMIC I   Distribution   Amount:  For  any  Distribution  Date,  the  REMIC I  Available
Distribution  Amounts  shall be deemed  distributed  to  REMIC III,  as the holder of the REMIC I  Regular
Interests,  and to Holders of the Class AR-L  Certificates in respect of Component I thereof,  pursuant to
Section 4.01(IV)(a)(i), in the following amounts and priority:

                  (a)      To the extent of the REMIC I Available Distribution Amount for Loan Group 1:

                           (i)      first,  to Class Y-1 and Class Z-1  Regular  Interests and Component I
         of the Class AR-L  Certificates,  concurrently,  the  Uncertificated  Accrued Interest or accrued interest, as applicable,  for such Classes remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

                           (ii)     second,   to  the  Class Y-1  and  Class Z-1   Regular  Interests  and
         Component I of the Class AR-L Certificates,  concurrently, the Uncertificated Accrued Interest or accrued interest,  as applicable,  for such Classes for the current  Distribution  Date, pro rata according to their respective Uncertificated Accrued Interest;

                           (iii)    third,  to  Component  I of the  Class AR-L  Certificates,  until  the
         Certificate Balance thereof has been reduced to zero; and

                           (iv)     fourth,  to  the  Class Y-1  and  Class Z-1  Regular  Interests,   the
         Class Y-1  Principal  Distribution  Amount  and  the  Class Z-1  Principal  Distribution  Amount,
         respectively.

                  (b)      To the extent of the REMIC I Available Distribution Amount for Loan Group 2:

                           (i)      first,   to   the   Class Y-2   and   Class Z-2   Regular   Interests,
         concurrently,  the  Uncertificated  Accrued  Interest  for such  Classes  remaining  unpaid  from previous  Distribution  Dates,  pro rata  according  to their  respective  shares of such  unpaid amounts;

                           (ii)     second,   to  the   Class Y-2   and   Class Z-2   Regular   Interests,
         concurrently,  the Uncertificated  Accrued Interest for such Classes for the current Distribution
         Date, pro rata according to their respective Uncertificated Accrued Interest; and

                           (iii)    third,  to  the  Class Y-2  and  Class Z-2  Regular   Interests,   the
         Class Y-2  Principal  Distribution  Amount  and  the  Class Z-2  Principal  Distribution  Amount,
         respectively.

                  (c)      To the extent of the REMIC I Available Distribution Amount for Loan Group 3:

                           (i)      first,   to   the   Class Y-3   and   Class Z-3   Regular   Interests,
         concurrently,  the  Uncertificated  Accrued  Interest  for such  Classes  remaining  unpaid  from previous  Distribution  Dates,  pro rata  according  to their  respective  shares of such  unpaid amounts;

                           (ii)     second,   to  the   Class Y-3   and   Class Z-3   Regular   Interests,
         concurrently,  the Uncertificated  Accrued Interest for such Classes for the current Distribution
         Date, pro rata according to their respective Uncertificated Accrued Interest; and

                           (iii)    third,  to  the  Class Y-3  and  Class Z-3  Regular   Interests,   the
         Class Y-3  Principal  Distribution  Amount  and  the  Class Z-3  Principal  Distribution  Amount,
         respectively.

                  (f)      To  the  extent  of  the  REMIC I  Available   Distribution  Amounts  for  such
Distribution  Date remaining  after payment of the amounts  pursuant to paragraphs (a) through (e) of this definition of "REMIC I Distribution Amount":

                           (i)      first,   to  each  Class of   REMIC I   Class Y  and  Class Z  Regular
         Interests,  pro rata  according  to the  amount of  unreimbursed  Realized  Losses  allocable  to principal  previously  allocated  to  each  such  Class;  provided,  however,  that  any  amounts distributed  pursuant to this  paragraph  (f)(i) of  this  definition  of  "REMIC I  Distribution
         Amount"  shall not cause a  reduction  in the  Uncertificated  Principal  Balances  of any of the
         Class Y and Class Z Regular Interests; and

                           (ii)     second,  to the  Class AR-L  Certificates  in respect  of  Component I thereof, any remaining amount.

                  REMIC I  Realized Losses:  Realized Losses on the Group 1,  Group 2 and Group 3 Mortgage
Loans shall be  allocated  to the  REMIC I  Regular  Interests  as follows:  (1) the  interest  portion of
Realized Losses and Net Interest  Shortfalls on the Group 1 Loans, if any, shall be allocated  between the
Class Y-1  and  Class Z-1  Regular  Interests  pro rata  according  to the amount of interest  accrued but unpaid  thereon,  in  reduction  thereof;  (2) the  interest  portion of Realized  Losses and Net Interest
Shortfalls on the Group 2 Loans,  if any, shall be allocated  between the Class Y-2 and Class Z-2  Regular
Interests pro rata according to the amount of interest accrued but unpaid thereon,  in reduction  thereof;
and (3) the interest  portion of Realized  Losses and Net Interest  Shortfalls  on the Group 3  Loans,  if
any, shall be allocated  between the Class Y-3 and Class Z-3  Regular  Interests pro rata according to the amount of interest  accrued  but unpaid  thereon,  in  reduction  thereof.  Any  interest  portion of such
Realized Losses in excess of the amount allocated  pursuant to the preceding  sentence shall be treated as a principal  portion of Realized Losses not  attributable to any specific  Mortgage Loan in such Group and allocated  pursuant to the succeeding  sentences.  The principal  portion of Realized  Losses with respect to the Group 1,  Group 2 and Group 3  Mortgage Loans shall be allocated to the REMIC I  Regular  Interests as follows:  (1) the principal portion of Realized Losses on the Group 1 Loans shall be allocated,  first, to the Class Y-1 Regular Interest to the extent of the Class Y-1  Principal  Reduction Amount in reduction of the Uncertificated  Principal Balance of such Regular Interest and, second,  the remainder,  if any, of such principal  portion of such Realized  Losses shall be allocated to the Class Z-1  Regular  Interest in reduction of the  Uncertificated  Principal Balance thereof;  (2) the principal portion of Realized Losses on the Group 2 Loans shall be allocated,  first,  to the Class Y-2  Regular  Interest to the extent of the
Class Y-2  Principal  Reduction  Amount in  reduction  of the  Uncertificated  Principal  Balance  of such
Regular Interest and,  second,  the remainder,  if any, of such principal  portion of such Realized Losses shall be  allocated  to the  Class Z-2  Regular  Interest in  reduction  of the  Uncertificated  Principal
Balance  thereof;  and (3) the  principal  portion  of  Realized  Losses  on the  Group 3  Loans  shall be allocated,  first, to the Class Y-3  Regular Interest to the extent of the Class Y-3  Principal  Reduction
Amount in reduction of the  Uncertificated  Principal  Balance of such Regular Interest and,  second,  the remainder,  if any, of such principal  portion of such Realized Losses shall be allocated to the Class Z-3
Regular  Interest in reduction of the  Uncertificated  Principal  Balance  thereof.  For any  Distribution
Date,  reductions in the  Uncertificated  Principal  Balances of the Class Y and Class Z Regular Interests
pursuant to this definition of Realized Loss shall be determined,  and shall be deemed to occur,  prior to any reductions of such Uncertificated Principal Balances by distributions on such Distribution Date.

                  REMIC II Available  Distribution  Amount: The sum of the Interest  Remittance Amount and
the Principal Remittance Amount.

                  REMIC II  Distribution  Amount:  For  any  Distribution  Date,  the  REMIC II  Available
Distribution  Amount shall be deemed  distributed  to  REMIC III,  as the holder of the  REMIC II  Regular
Interests,  and to Holders of the Class AR-L Certificates in respect of Component II thereof,  pursuant to
Section 4.01(IV)(a)(ii), in the following amounts and priority:
                  (a) first,  to the  REMIC II  Regular  Interests,  pro rata,  in an amount  equal to (A)
their  Uncertificated  Accrued  Interest  for such  Distribution  Date,  plus (B) any  amounts  in respect thereof remaining unpaid from previous Distribution Dates;

                  (b) second:

                           (i)      to REMIC II  Regular  Interests  LT2,  LT3 and LT4,  their  respective
         Principal Distribution Amounts;

                           (ii)     to REMIC II Regular Interest LT1 its Principal Distribution Amount;

                           (iii)    any   remainder  to  REMIC II   Regular   Interest   LT1,   until  the
         Uncertificated Principal Balance thereof has been reduced to zero;

                           (iv)     any  remainder  to REMIC II  Regular  Interests  LT2, LT3 and LT4, pro
         rata,  according  to  their  respective  Uncertificated  Principal  Balances  as  reduced  by the distributions  made  pursuant  to (i) above,  until  their  respective  Uncertificated  Principal
         Balances have been reduced to zero;

                   (c)  third,  to the  extent of the  REMIC II  Available  Distribution  Amount  for such
Distribution  Date  remaining  after  payment of the amounts  pursuant to  paragraphs  (a) and (b) of this definition of "REMIC II Distribution Amount" as follows:

                           (i)      first, to the REMIC II Regular  Interests,  pro rata, to the extent of any Realized Losses  allocated to such REMIC II Regular  Interests on such  Distribution  Date or any prior Distribution Date and not previously  reimbursed pursuant to this paragraph;  provided, however,  that any amounts  distributed  pursuant to this paragraph  (c)(i) of this definition of
         "REMIC II  Distribution  Amount"  shall not cause a  reduction  in the  Uncertificated  Principal
         Balance of any of the REMIC II Regular Interests; and

                           (ii)     second,  to the  Class AR-L  Certificates  in respect of  Component II thereof, any remaining amount.

                  REMIC II Principal  Reduction  Amounts:  For any Distribution Date, the amounts by which the  Uncertificated  Principal  Balances  of the  REMIC II  Regular  Interests  will  be  reduced  on such
Distribution  Date by the allocation of Realized Losses and the  distribution of principal,  determined as follows:

         For purposes of the succeeding  formulas the following  symbols shall have the meanings set forth below:

         Y1 =     the   Uncertificated   Principal   Balance  of  REMIC II   Regular  Interest  LT1  after
distributions on the prior Distribution Date.

         Y2 =     the   Uncertificated   Principal   Balance  of  REMIC II   Regular  Interest  LT2  after
distributions on the prior Distribution Date.

         Y3 =     the   Uncertificated   Principal   Balance  of  REMIC II   Regular  Interest  LT3  after
distributions on the prior Distribution Date.

         Y4 =     the   Uncertificated   Principal   Balance  of  REMIC II   Regular  Interest  LT4  after
distributions on the prior Distribution Date (note:  Y3 = Y4).

         ΔY1 =    the REMIC II Regular Interest LT1 Principal Reduction Amount.

         ΔY2 =    the REMIC II Regular Interest LT2 Principal Reduction Amount.

         ΔY3 =    the REMIC II Regular Interest LT3 Principal Reduction Amount.

         ΔY4 =    the REMIC II Regular Interest LT4 Principal Reduction Amount.

         P0 =     the aggregate  Uncertificated  Principal Balance of the REMIC II Regular Interests after distributions and the allocation of Realized Losses on the prior Distribution Date.

         P1 =     the aggregate  Uncertificated  Principal Balance of the REMIC II Regular Interests after distributions and the allocation of Realized Losses to be made on such Distribution Date.

         ΔP =     P0 - P1 = the  aggregate  of the  REMIC II  Regular  Interests  LT1,  LT2,  LT3  and LT4
Principal Reduction Amounts.

               =  the aggregate of the principal  portions of Realized  Losses to be allocated to, and the principal  distributions  to be made on, the Group 4  Certificates  on such  Distribution  Date (including distributions of accrued and unpaid interest on the Class 4-X Certificates for prior Distribution Dates).

         R0 =     the  Net  Funds  Cap  (stated  as  a  monthly  rate)  after  giving  effect  to  amounts distributed and Realized Losses allocated on the prior Distribution Date.

         R1 =     the Net Funds Cap  (stated  as a monthly  rate)  after  giving  effect to  amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

         α =      (Y2 +  Y3)/P0.  The  initial  value  of α on the  Closing  Date  for  use  on the  first
Distribution Date shall be 0.0001.

         γ0 =     the  lesser of (A) the sum for all  Classes of LIBOR  Certificates  of the  product  for each  Class of  (i) the  lesser of  (x) the  monthly  interest  rate for such  Class and (y) the Net Funds
Cap applicable for distributions to be made on such Distribution Date and (ii) the  aggregate  Certificate
Principal  Balance for such Class after  distributions  and the allocation of Realized Losses on the prior
Distribution Date and (B) R0*P0.

         γ1  =    the  lesser of (A) the sum for all  Classes of LIBOR  Certificates  of the  product  for each  Class of  (i) the  lesser of  (x) the  monthly  interest  rate for such  Class and (y) the Net Funds
Cap applicable  for  distributions  to be made on the  next  succeeding  Distribution  Date  and  (ii) the aggregate  Certificate  Principal  Balance  for  such  Class after  distributions  and the  allocation  of
Realized Losses to be made on such Distribution Date and (B) R1*P1.

         Then, based on the foregoing definitions:

         ΔY1 =    ΔP - ΔY2 - ΔY3 - ΔY4;

         ΔY2 =    (α/2){( γ0R1 - γ1R0)/R0R1};

         ΔY3 =    αΔP - ΔY2; and

         ΔY4 =    ΔY3.

         if both ΔY2 and ΔY3, as so determined, are non-negative numbers.  Otherwise:

         (1)      If ΔY2, as so determined, is negative, then

         ΔY2 = 0;

         ΔY3 = α{γ1R0P0 - γ0R1P1}/{γ1R0};

         ΔY4 = ΔY3; and

         ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

         (2)      If ΔY3, as so determined, is negative, then

         ΔY3 = 0;

         ΔY2 = α{γ1R0P0 - γ0R1P1}/{2R1R0P1 -  γ1R0};

         ΔY4 = ΔY3; and

         ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

The Principal Reduction Amount ΔY1 shall be allocated to REMIC II Regular Interest LT1.

                  REMIC II  Realized  Losses:  Realized  Losses  on the  Group 4  Mortgage  Loans  for the
related  Collection  Period shall be allocated to REMIC II  Regular  Interests  LT1,  LT2, LT3 and LT4, in
reduction of the  Uncertificated  Principal  Balances thereof and interest  accrued  thereon,  as follows:
(i) the interest  portion of Realized  Losses,  if any, shall be allocated pro rata to accrued interest on
REMIC II  Regular  Interests LT1, LT2, LT3 and LT4, to the extent of such accrued  interest,  and (ii) any remaining  interest  portions of Realized  Losses and any principal  portions of Realized  Losses shall be treated as principal  portions of Realized  Losses and allocated  (i) to  REMIC II  Regular  Interest LT2,
REMIC II Regular Interest LT3 and REMIC II  Regular  Interest LT4,  pro rata according to their respective
Principal  Reduction  Amounts,  provided that such  allocation to each of REMIC II  Regular  Interest LT2,
REMIC II  Regular  Interest  LT3 and  REMIC II  Regular  Interest LT4  shall not exceed  their  respective
Principal  Reduction  Amounts,  and (ii) any  Realized  Losses not  allocated  to any of REMIC II  Regular
Interest LT2,  REMIC II Regular  Interest LT3 and REMIC II Regular  Interest LT4  pursuant to the provisos of clause (i)  above shall be  allocated  to  REMIC II  Regular  Interest  LT1,  until the  Uncertificated
Principal  Balance  thereof shall have been reduced to zero. Any Realized  Losses on the Group 4  Mortgage
Loans remaining after the  allocations  made in the preceding  sentences shall be allocated among REMIC II
Regular  Interests  LT2,  LT3 and LT4  pro-rata  according to their  respective  Uncertificated  Principal
Balances as reduced by the  allocations  in the preceding  sentence  until such  Uncertificated  Principal
Balances shall have been reduced to zero.

                  REMIC II  Regular  Interest LT1  Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the REMIC II  Regular  Interest  LT1  Principal  Reduction  Amount for such
Distribution  Date  over  the  Realized  Losses  allocated  to  REMIC II  Regular  Interest  LT1  on  such
Distribution Date.

                  REMIC II  Regular  Interest LT2  Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the REMIC II  Regular  Interest  LT2  Principal  Reduction  Amount for such
Distribution  Date  over  the  Realized  Losses  allocated  to  REMIC II  Regular  Interest  LT2  on  such
Distribution Date.

                  REMIC II  Regular  Interest LT3  Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the REMIC II  Regular  Interest  LT3  Principal  Reduction  Amount for such
Distribution  Date  over  the  Realized  Losses  allocated  to  REMIC II  Regular  Interest  LT3  on  such
Distribution Date.

                  REMIC II  Regular  Interest LT4  Principal  Distribution  Amount:  For any  Distribution
Date,  the excess,  if any, of the REMIC II  Regular  Interest  LT4  Principal  Reduction  Amount for such
Distribution  Date  over  the  Realized  Losses  allocated  to  REMIC II  Regular  Interest  LT4  on  such
Distribution Date.

                  REMIC  Provisions:  The  provisions  of the federal  income tax law  relating to REMICs, which  appear  at  Sections  860A  through  860G of the  Code,  and  related  provisions  and  regulations promulgated thereunder, as the foregoing may be in effect from time to time.

                  REMIC  Regular  Interest:  Any  of  the  REMIC I  Regular  Interests,  REMIC II  Regular
Interests and REMIC III Regular Interests.

                  REO Disposition:  The final sale by Wells Fargo,  in its  capacity as  Servicer,  of any
REO Property.

                  REO Disposition  Fee:  With respect to each REO  Disposition,  the greater of (i) $1,200 or (ii) one percent (1%) of the final sales price of such REO  Disposition;  provided that the real estate broker  commission  with respect to the liquidation of the REO property is equal to or less than 5% except in such cases where the  property  value is less than  $100,000 or the property is located in a rural area and market  conditions  require the  Servicer to pay a real estate  broker  commission  greater than 5% or prior written consent has been obtained from CSFB or their authorized representative.

                  REO Property:  A Mortgaged  Property  acquired by the Trust Fund through  foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

                  Required  Insurance  Policy:  With  respect to any  Non-Designated  Mortgage  Loan,  any insurance  policy that is required to be maintained  from time to time under this  Agreement in respect of such Mortgage Loan or the related Mortgaged Property.

                  Residual Certificates:  The Class AR Certificates and Class AR-L Certificates.

                  Responsible  Officer:  When used with  respect  to the Trust  Administrator,  shall mean any officer  within the corporate  trust  department of the Trust  Administrator,  including any Assistant
Vice President,  the Secretary,  any Vice President,  Assistant  Secretary,  the Treasurer,  any Assistant
Treasurer,  any Trust  Officer or any other  officer  of the Trust  Administrator  customarily  performing functions  similar to those performed by any of the above  designated  officers and any officer within the
Corporate Trust Department having direct  responsibility  for the  administration of this Agreement.  When used with respect to the Trustee,  shall mean any officer  within the Corporate  Trust  Department  having direct  responsibility  for the  administration  of this Agreement and also,  with respect to a particular matter,  any other  officer to whom such matter is referred  because of such  officer's  knowledge  of and familiarity with the particular subject.

                  Rolling Three Month  Delinquency  Rate: For any Distribution  Date will be the fraction, expressed as a  percentage,  equal to the average of the  Delinquency  Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

                  Rule 144A:  Rule 144A under the 1933 Act, as in effect from time to time.

                  S&P:  Standard & Poor's  Ratings  Services,  a division  of The  McGraw-Hill  Companies,
Inc., or any successor thereto.

                  Sarbanes-Oxley  Act: The  Sarbanes-Oxley  Act of 2002 and the rules and  regulations  of the Commission promulgated thereunder (including any interpretations thereof by the Commission's staff).

                  Sarbanes-Oxley Certification:  As defined in Section 13.09.

                  Scheduled  Payment:  The  scheduled  monthly  payment on a Mortgage  Loan due on any Due
Date  allocable to principal  and/or  interest on such  Mortgage Loan pursuant to the terms of the related
Mortgage Note.

                  Securities  Act:  means  the  Securities  Act of 1933,  as  amended,  and the  rules and regulations thereunder.

                  Security  Agreement:  With  respect to a  Cooperative  Loan,  the  agreement or mortgage creating  a  security  interest  in  favor  of the  originator  of the  Cooperative  Loan  in the  related
Cooperative Shares.

                  Seller:  DLJMC.

                  Senior Certificates:  As set forth in the Preliminary Statement.

                  Senior  Liquidation  Amount:  The Group 1  Senior  Liquidation  Amount,  Group 2  Senior
Liquidation Amount or Group 3 Senior Liquidation Amount, as applicable.

                  Senior  Percentage:  The  Group 1  Senior  Percentage,   Group 2  Senior  Percentage  or
Group 3 Senior Percentage, as applicable.

                  Senior  Prepayment  Percentage:  The Senior  Prepayment  Percentage for any Distribution
Date occurring during the seven years beginning on the first  Distribution  Date for each of Loan Group 1,
Loan Group 2 and Loan Group 3  will equal 100%.  The Senior  Prepayment  Percentage  for any  Distribution
Date  occurring  on or after the seventh  anniversary  of the first  Distribution  Date for each such Loan
Group will be as follows:  for any  Distribution  Date in the first year  thereafter,  the related  Senior
Percentage  plus  70%  of  the  related  Subordinate  Percentage  for  such  Distribution  Date;  for  any
Distribution  Date in the second year  thereafter,  the related Senior  Percentage plus 60% of the related
Subordinate  Percentage  for  such  Distribution  Date;  for  any  Distribution  Date  in the  third  year thereafter,  the  related  Senior  Percentage  plus 40% of the  related  Subordinate  Percentage  for such
Distribution  Date;  for  any  Distribution  Date  in the  fourth  year  thereafter,  the  related  Senior
Percentage  plus 20% of the  related  Subordinate  Percentage  for  such  Distribution  Date;  and for any
Distribution  Date after the fourth year thereafter,  the related Senior  Percentage for such Distribution
Date.

                  Notwithstanding  the  foregoing,  on any  Distribution  Date  and with  respect  to Loan
Group 1,  Loan  Group 2 or Loan  Group 3 if the Senior  Percentage  exceeds  the  initial  related  Senior
Percentage,  the Senior  Prepayment  Percentage for each Group for that Distribution Date will equal 100%,
(ii) if on or before the  Distribution  Date in  July 2009,  the  Class C-B  Percentage is greater than or equal to twice the  Class C-B  Percentage  as of the  Closing  Date,  in which case the Senior  Prepayment
Percentage for each Group will equal the related Senior  Percentage,  plus 50% of the related  Subordinate
Percentage for that  Distribution  Date, and if after the  Distribution  Date in July 2009,  the Class C-B
Percentage  is greater than or equal to twice the Class C-B  Percentage  as of the Closing Date,  then the
Senior  Prepayment  Percentage  for each such  Group for  such  Distribution  Date will equal the  related
Senior Percentage).

                  Notwithstanding  the  foregoing,  the  Senior  Prepayment  Percentage  for  any of  Loan
Group 1,  Loan  Group 2 or Loan Group 3  shall equal 100% for any  Distribution  Date as to which  (i) the outstanding  principal  balance of the  Mortgage  Loans in the related Loan Group,  delinquent  60 days or more  (including all REO Properties  and Mortgage Loans in  foreclosure)  (averaged over the preceding six month  period),  as a  percentage  of the  related  aggregate  Subordinate  Component Balance  as of  such
Distribution  Date is equal to or greater  than 50% or  (ii) cumulative  Realized  Losses for the Mortgage
Loans in the  related  Loan  Group exceed  (a) with  respect to any  Distribution  Date prior to the third anniversary of the first  Distribution  Date, 20% of the related aggregate  Subordinate  Component Balance as of  the  Closing  Date  (the  "Original  Subordinate  Principal  Balance"),  (b) with  respect  to  any
Distribution  Date on or after the third  anniversary  but prior to the  eighth  anniversary  of the first
Distribution  Date, 30% of the related Original  Subordinate  Principal  Balance,  (c) with respect to any
Distribution  Date on or after the  eighth  anniversary  but prior to the ninth  anniversary  of the first
Distribution  Date, 35% of the related Original  Subordinate  Principal  Balance,  (d) with respect to any
Distribution  Date on or after the ninth  anniversary  but  prior to the  tenth  anniversary  of the first
Distribution  Date, 40% of the related Original  Subordinate  Principal  Balance,  (e) with respect to any
Distribution  Date on or after the tenth  anniversary  but prior to the eleventh  anniversary of the first
Distribution Date, 45% of the related Original  Subordinate  Principal Balance and (f) with respect to any
Distribution  Date on or after  the  eleventh  anniversary  of the  first  Distribution  Date,  50% of the
Original Subordinate Principal Balance.

                  If  the  Senior  Prepayment  Percentage  for  one  Loan  Group equals  100%  due  to the limitations set forth above,  then the Senior  Prepayment  Percentage for the other Loan Groups will equal
100%.

                  If on any  Distribution  Date the  allocation  to a Class of  Senior  Certificates  then entitled to  distributions  of Principal  Prepayments  and other amounts in the percentage  required above would reduce the outstanding  Class Principal  Balance of that Class below  zero, the distribution to that
Class of Senior  Certificates of the Senior  Prepayment  Percentage of those amounts for such Distribution
Date shall be limited to the percentage necessary to reduce the related Class Principal Balance to zero.

                  Senior  Principal   Distribution  Amount:  The  Group 1  Senior  Principal  Distribution
Amount,  Group 2 Senior Principal  Distribution Amount or Group 3 Senior Principal Distribution Amount, as
applicable.

                  Servicer Employee:  As defined in Section 3.16.

                  Service(s)(ing):   In  accordance   with   Regulation  AB,  the  act  of  servicing  and
administering  the Mortgage  Loans or any other assets of the Trust by an entity that meets the definition of "servicer'  set forth in Item 1101 of Regulation AB and is subject to the disclosure  requirements  set forth in 1108 of Regulation AB. For  clarification  purposes,  any  uncapitalized  occurrence of this term
shall  have  the  meaning  commonly   understood  by  participants  in  the  residential   mortgage-backed
securitization market.

                  Servicer  Mortgage  File:  All  documents  pertaining to a Mortgage Loan not required to be included in the Trustee  Mortgage File and held by the Master  Servicer or the related  Servicer or any
Sub-Servicer.

                  Servicers:  SPS,  GreenPoint,  Wells Fargo and the Special Servicer to the extent it has taken over the servicing of one or more Mortgage  Loans  pursuant to  Section 3.17  and, in each case, any successor in interest thereto or any successor servicer appointed as provided herein.

                  Servicing  Advance:  With respect to the  Non-Designated  Mortgage Loans, all customary, reasonable  and necessary  "out of pocket" costs and expenses  incurred  prior to, on or after the Cut-off
Date in the  performance  by a Servicer  of its  servicing  obligations  related to such  Mortgage  Loans, including,  but not limited to, the cost  (including  reasonable  attorneys'  fees and  disbursements)  of
(i) the  preservation,  restoration  and  protection  of a Mortgaged  Property,  (ii) compliance  with the obligations  under  Section 3.11  and any  enforcement or judicial  proceedings,  including  foreclosures,
(iii) the  management  and  liquidation  of any  REO Property  (including  default  management and similar services,  appraisal  services and real estate broker services),  (iv) any expenses incurred by a Servicer in connection with obtaining an  environmental  inspection or review  pursuant to the second  paragraph of
Section 3.11(a),  (v) compliance  with the obligations  under  Section 3.09,  (vi) locating  any documents missing from the Trustee's  Mortgage File and  (vii) obtaining  broker price  opinions.  In no event shall any Servicer be required to make any Servicing Advance which would constitute a Nonrecoverable Advance.

                  With  respect  to the  Designated  Mortgage  Loans,  Servicing  Advance  shall  have the meaning assigned to such term in the related Designated Servicing Agreement.

                  Servicing  Criteria:  The  "servicing  criteria" set forth in Item 1122(d) of Regulation
AB, as such may be amended from time to time.

                  Servicing  Fee: As to each Mortgage Loan and any  Distribution  Date, an amount equal to one month's  interest at the Servicing Fee Rate on the Stated  Principal  Balance of such Mortgage Loan as of the Due Date in the month of such Distribution  Date (prior to giving effect to any Scheduled  Payments due on such Mortgage Loan on such Due Date), subject to reduction as provided in Section 3.14.

                  Servicing  Fee Rate:  As to each  Mortgage  Loan,  the per  annum  rate set forth on the
Mortgage Loan Schedule.

                  Servicing  Function  Participant:  Any  Servicer,  the  Master  Servicer  or  the  Trust
Administrator  and  any  Sub-Servicer,  Subcontractor  or  any  other  Person  (other  than  the  Trustee)
contracted by a Servicer,  the Master Servicer or the Trust  Administrator  that is performing  activities addressed by the Servicing  Criteria,  unless,  with respect to any  Sub-Servicer,  Subcontractor or other
Person  contracted  by a  Servicer,  the  Master  Servicer  or  the  Trust  Administrator,  such  Person's activities  relate only to 5% or less of the  Mortgage  Loans  (measured  by  aggregate  Stated  Principal
Balance of the Mortgage  Loans,  annually at the  commencement  of the calendar  year prior to the year in which an Assessment of  Compliance  is required to be delivered,  multiplied by a fraction,  the numerator of which is the number of months during which such  Servicing  Function  Participant  Services the related
Mortgage  Loans and the  denominator of which is 12, or, in the case of the year in which the Closing Date occurs, the number of months elapsed from the Cut-off Date to the end of such calendar year).

                  Servicing  Officer:  Any officer of a Servicer  involved  in, or  responsible  for,  the administration  and servicing of the related Mortgage Loans whose name and specimen  signature appear on a list of  servicing  officers  furnished  to the Trustee and the Trust  Administrator  by a Servicer on the
Closing Date  pursuant to this  Agreement,  as such list may from time to time be amended and delivered to the Trustee and Trust Administrator.

                  Special  Hazard Loss: A Realized  Loss (or portion  thereof)  with respect to a Mortgage
Loan arising  from any direct  physical  loss or damage to a Mortgaged  Property  (including  any Realized
Loss due to the presence or suspected  presence of hazardous  wastes or substances on mortgaged  property)
which is not  covered by a  standard  hazard  maintenance  policy  with  extended  coverage  or by a flood insurance  policy,  if applicable (or which would not have been covered by such a policy had such a policy been maintained),  which is caused by or results from any cause except: (i) wear and tear,  deterioration, rust or  corrosion,  mold,  wet or dry rot,  inherent  vice or  latent  defect,  animals,  birds,  vermin, insects; (ii) settling,  subsidence, cracking, shrinkage, bulging or expansion of pavements,  foundations, walls, floors, roofs or ceilings;  (iii) errors in design, faulty workmanship or faulty materials,  unless the collapse of the property or part thereof  ensues and then only for the ensuing loss;  (iv) nuclear  or chemical reaction or nuclear radiation or radioactive or chemical  contamination,  all whether  controlled or  uncontrolled,  and  whether  such loss be direct or  indirect,  proximate  or remote;  (v) hostile  or warlike action in time of peace or war,  including action in hindering,  combating or defending against an actual,  impending or expected  attack (a) by any government of sovereign  power,  de jure or de facto, or by any  authority  maintaining  or using  military,  naval or air forces,  (b) by  military,  naval or air forces,  or (c) by an agent of any such  government,  power,  authority or forces;  (vi) any weapon of war employing  atomic  fission or  radioactive  force whether in time of peace or war; or  (vii) insurrection, rebellion,  revolution,  civil war, usurped power or action taken by governmental  authority in hindering, combating or  defending  against such  occurrence,  seizure or  destruction  under  quarantine  or customs regulations,  confiscation  by order of any  government  or public  authority,  or risks of  contraband or illegal transportation or trade.

                  Special Hazard Loss Coverage Amount: With respect to the Class C-B  Certificates,  as of the Closing Date,  $5,425,000  subject in each case to reduction  from time to time, to be an amount equal on any  Distribution  Date to the  lesser  of  (a) the  greatest  of (i) 1%  of the  Aggregate  Groups 1-3
Collateral  Balance,  (ii) twice the principal balance of the largest Mortgage Loan in Loan Group 1,  Loan
Group 2 and Loan Group 3 and (iii) the  aggregate  Stated  Principal  Balances of the Group 1,  Group 2 or
Group 3 Mortgage Loans secured by Mortgaged  Properties  located in the single  California postal zip code area having the highest  aggregate  principal balance of any such zip code area and (b) the Special Hazard
Loss Coverage  Amount as of the Closing Date less the amount,  if any, of losses  attributable  to Special
Hazard  Losses  allocated to the  Class C-B  Certificates  since the Closing  Date.  All Stated  Principal
Balances  for the  purpose  of this  definition  will  be  calculated  as of the  first  day of the  month preceding such Distribution  Date after giving effect to scheduled  installments of principal and interest on the  Mortgage  Loans then due,  whether or not paid.  The Special  Hazard Loss  Coverage  Amount may be reduced  below the  amount  set forth  above for any  Distribution  Date with the  consent  of the  Rating
Agencies as  evidenced  by a letter of each Rating  Agency to the Trust  Administrator  to the effect that any such  reduction will not result in a downgrading  of the current  ratings  assigned to such Classes of
Certificates rated by it.

                  Special  Hazard Loss Coverage  Termination  Date:  The date on which the Special  Hazard
Loss Coverage Amount has been reduced to zero.

                  Special Servicer: SPS, and its successors and permitted assigns.

                  Special  Serviced  Mortgage  Loan:  The  Mortgage  Loans for which the Special  Servicer acts as servicer pursuant to Section 3.17.

                  SPS:  Select  Portfolio  Servicing,  Inc., a Utah  corporation,  and its  successors and assigns.

                  SPS  Mortgage  Loans:  Any SPS  Serviced  Mortgage  Loans for which SPS has not  entered into a subservicing arrangement for such Mortgage Loan pursuant to Section 3.02 hereof.

                  SPS Serviced  Mortgage  Loans:  The Mortgage  Loans  identified  as such on the Mortgage
Loan Schedule for which SPS is the applicable Servicer or the Special Servicer.

                  Standard Hazard Policy:  Each standard hazard insurance  policy or replacement  therefor referred to in Section 3.09.

                  Startup Day:  The Closing Date.

                  Stated   Principal   Balance:   With   respect  to  any   Mortgage   Loan  and  date  of
determination,  the principal  balance of such Mortgage Loan as of the Cut-off Date, after  application of the  principal  portion of all  Scheduled  Payments  due on or before  the  Cut-off  Date,  whether or not received,  increased by the portion of any Capitalization  Reimbursement Amount allocable to such Mortgage
Loan,  minus  the  sum  of  (i)  all  amounts  allocable  to  principal  that  have  been  distributed  to
Certificateholders  with respect to such  Mortgage Loan on or before that date of  determination  and (ii)
any  Realized  Losses  on  such  Mortgage  Loan  that  have  been  allocated  to one or  more  Classes  of
Certificates on or before that date of determination.

                  Stepdown  Date:  The date  occurring on the earlier of (a) the first  Distribution  Date following the  Distribution  Date on which the aggregate  Class  Principal  Balance of the Group 4  Senior
Certificates  is  reduced  to zero and (b) the  later of  (x) the  Distribution  Date in  August 2009  and
(y) the first  Distribution Date on which the Group 4 Senior Enhancement  Percentage  (calculated for this purpose  after giving  effect to payments or other  recoveries  in respect of the  Mortgage  Loans in Loan
Group 4  during the  related  Collection  Period but  before  giving  effect to  payments  on the  Group 4
Certificates on such Distribution Date) is greater than or equal to 16.60%.

                  Stock  Power:   With  respect  to  a  Cooperative  Loan,  an  assignment  of  the  stock certificate or an assignment of the Cooperative Shares issued by the Cooperative Corporation.

                  Streamlined   Mortgage  Loan:  A  Mortgage  Loan   originated  in  connection  with  the
refinance of a mortgage loan pursuant to the Seller's streamlined documentation program then in effect.

                  Subcontractor:  Any vendor,  subcontractor  or other Person that is not  responsible for the overall  servicing  of Mortgage  Loans but  performs  one or more  discrete  functions  identified  in
Item 1122(d)  of  Regulation  AB with  respect to Mortgage  Loans under the  direction or authority of any
Servicer (or a Sub-Servicer of any Servicer), the Master Servicer or the Trust Administrator.

                  Subordinate Certificates:  As set forth in the Preliminary Statement.

                  Subordinate  Component Balance:   For  any  of  Loan  Group 1,  Loan  Group 2  and  Loan
Group 3,  as of any date of determination,  the Aggregate Loan Group Balance of such Loan Group as of such date of  determination,  minus the sum of the then  outstanding  aggregate Class Principal  Balance of the related Classes of Class A Certificates.

                  Subordinate  Liquidation  Amount:  For any  Distribution  Date and any of Loan  Group 1,
Loan Group 2 or Loan Group 3 the excess,  if any, of the aggregate  Liquidation  Principal of all Mortgage
Loans in that Loan Group which  became  Liquidated  Mortgage Loans during the calendar month preceding the
Distribution  Date over the Group 1  Senior  Liquidation  Amount,  Group 2  Senior  Liquidation  Amount or
Group 3 Senior Liquidation Amount, as applicable, for such Distribution Date.

                  Subordinate  Percentage:  With respect to any Distribution  Date and Loan Group 1,  Loan
Group 2 or Loan  Group 3,  the excess of 100% over the related  Senior  Percentage  for that  Distribution
Date.

                  Subordinate  Prepayment  Percentage:  With  respect  to any  Distribution  Date and with respect  to Loan  Group 1,  Loan  Group 2  or Loan  Group 3,  100%  minus the  related  Senior  Prepayment
Percentage for such Distribution Date;  provided,  however,  that if the aggregate Class Principal Balance of the Senior  Certificates  related to such Loan  Group has  been reduced to zero,  then the  Subordinate
Prepayment Percentage for such Loan Group will equal 100%.

                  Subordinate  Principal  Distribution  Amount: With respect to any Distribution Date, the sum of the following  amounts for each of Loan  Group 1,  Loan Group 2 or Loan  Group 3:  (i) the  related
Subordinate  Percentage of the related Principal Payment Amount,  (ii) the related Subordinate  Prepayment
Percentage of the related  Principal  Prepayment  Amount,  and (iii) the related  Subordinate  Liquidation
Amount; less the amount of certain cross-collateralization payments as made pursuant to Section 4.07.

                  Subordination  Level: With respect to any Distribution  Date and any Class of  Class C-B
Certificates,  the percentage  obtained by dividing the sum of the Class Principal Balances of all Classes
of  Class C-B  Certificates  which are  subordinate  in right of payment to such  Class by  the sum of the
Class  Principal  Balances of the Group 1,  Group 2 and Group 3 and Class C-B  Certificates,  in each case immediately prior to such Distribution Date.

                  Sub-Servicer:  Any Person that (i) services  Mortgage  Loans on behalf of any  Servicer,
and  (ii)  is  responsible   for  the  performance   (whether   directly  or  through   sub-servicers   or
Subcontractors)  of  Servicing  functions  required  to be  performed  under this  Agreement,  any related
Designated  Servicing  Agreement or any  sub-servicing  agreement that are identified in  Item 1122(d)  of
Regulation AB.

                  Subservicing  Agreement:  An  agreement  between a Servicer and a  Sub-Servicer  for the servicing of the related Mortgage Loans.

                  Substitution Adjustment Amount:  As defined in Section 2.03.

                  Supplemental  Interest  Account:  As defined in Section 4.09  hereof.  The  Supplemental
Interest Account will not be an asset of any REMIC.

                  Supplemental  Interest  Trust:  The trust created  pursuant to  Section 4.09  herein and designated as the  "Supplemental  Interest  Trust,"  consisting of the Swap  Agreement,  the  Supplemental
Interest Account and the right to receive Net Swap Payments from the Swap Counterparty.

                  Supplemental  Interest  Trust  Trustee:  The  Trust  Administrator,  acting  not  in its individual capacity but solely as trustee of the Supplemental Interest Trust.

                  Supplemental  Trust  Payment:  An  amount  equal to the Swap Fee  Amount  for such  Swap
Payment Date.

                  Swap  Agreement:   The  swap  agreement   relating  to  the   Class 4-A-2   Certificates
consisting of ISDA Master Agreement  (Multicurrency  Cross-Border),  a schedule,  credit support annex and the related  confirmation  thereto,  each dated as of the Closing Date, between the Supplemental  Interest
Trust Trustee and the Swap  Counterparty,  as such agreement may be amended and supplemented in accordance with its terms.

                  Swap Calculation  Period:  Each period from and including the  Distribution  Date in the preceding  calendar month to, but excluding,  the related  Distribution Date, except that the initial Swap
Calculation  Period will commence on, and include,  July 31,  2006 and the final Swap  Calculation  Period will end on, but exclude,  the Swap Termination Date,  provided that such Swap Calculation Period shall be adjusted  pursuant  to the  "Following  Business  Day  Convention"  (as  defined in the  Class 4-A-2  Swap
Agreement).

                  Swap Counterparty:  Credit Suisse International and its successors.

                  Swap  Counterparty  Payment:  An amount  equal to the  greater  of (I) zero and (II) the product of (a) the Formula Rate for the Class 4-A-2  Certificates for the related  Distribution Date minus the excess of (1) the  Net Funds Cap for such  Distribution  Date over the  (2) the  Swap Fee Rate,  (b) a fraction,  the  numerator of which is the actual  number of days  elapsed in the related Swap  Calculation
Period and the denominator of which is 360 and (c) the Swap Notional Amount.

                  Swap Counterparty  Reimbursement  Amount:  With respect to any Distribution Date or Swap
Payment  Date,  an amount  equal to the sum of (1) the  amount of any Swap  Counterparty  Payment for such date,  minus  the  amount  of any  Swap Fee  Reimbursement  Amount  or  portion  thereof  paid to the Swap
Counterparty  on  such  date,  (2) any  amount  described  in  clause (1)   remaining  unpaid  from  prior
Distribution  Dates and Swap Payment Dates and  (3) interest  on the amount in clause (2)  for the related
Accrual  Period  calculated  on the  basis  of  One-Month  LIBOR  plus  the  Certificate  Margin  for  the
Class 4-A-2 Certificates.

                  Swap  Counterparty  Trigger  Event:  (i) an  Event of  Default  (as  defined in the Swap
Agreement)  with  respect to which the Swap  Counterparty  is a  Defaulting  Party (as defined in the Swap
Agreement),  (ii) a  Termination  Event (as defined in the Swap  Agreement)  under the Swap Agreement with respect to which the Swap  Counterparty  is the sole Affected Party (as defined in the Swap  Agreement) or
(iii) an  Additional  Termination  Event (as defined in the Swap Agreement)  under the Swap Agreement with respect to which the Swap Counterparty is the sole Affected Party.

                  Swap  Event of  Default:  An "Event of  Default"  as such  term is  defined  in the Swap
Agreement.

                  Swap Fee  Amount:  An amount  equal to the  product  of  (a) the  Swap Fee  Rate,  (b) a fraction,  the  numerator of which is the actual  number of days  elapsed in the related Swap  Calculation
Period and the denominator of which is 360 and (c) the Swap Notional Amount.

                  Swap Fee  Reimbursement  Amount:  With respect to any Swap Payment Date, an amount equal to the Swap Fee Amount for such Swap  Payment  Date minus the amount of the Net Swap  Payment  paid by the
Supplemental Interest Trust for such Swap Payment Date.

                  Swap Fee Rate:  As defined in the Swap Agreement.

                  Swap  Notional  Amount:  With respect to the Swap  Agreement and each Swap Payment Date, an  amount  equal  to the  lesser  of  (1) the  aggregate  Class  Principal  Balance  of  the  Class 4-A-2
Certificates  for the immediately  preceding  Distribution  Date after giving effect to  distributions  on such Distribution Date (or as of the Closing Date for the first  Distribution  Date) and (2) the Aggregate
Loan Group Balance for Loan Group 4 for the related  Distribution Date;  provided,  that the Swap Notional
Amount with respect to the initial Swap Payment Date will be equal to $290,000,000.

                  Swap Payment Date:  The "Business  Day" (as defined in the Swap  Agreement)  before each
Distribution Date.

                  Swap  Suspension  Event:   With  respect  to  any  Distribution   Date,  either  (a) the
occurrence of a default by the Swap  Counterparty  under the Swap  Agreement in the timely  payment of any
Net Swap Payment owed by the Swap  Counterparty  to the  Supplemental  Interest  Trust on the related Swap
Payment Date or (b) the Swap Agreement has been  terminated and no replacement  Swap Agreement is in force and effect.

                  Swap  Termination  Date:   Immediately  following  the  earliest  to  occur  of  (a) the
Maturity  Date,  (b) the date on which the  Terminating  Entity has purchased all of the Group 4  Mortgage
Loans from the Trust,  unless  terminated  earlier in accordance  with the terms of the Swap Agreement and
(c) the  Distribution Date on which the Class Principal  Balance of the Class 4-A-2  Certificates has been reduced to zero.

                  Swap  Termination  Payment:  Upon  the  designation  of an  Early  Termination  Date (as defined in the Swap Agreement),  the payment to be made by the Trust to the Supplemental  Interest Account for payment to the Swap  Counterparty,  or by the Swap  Counterparty to the Supplemental  Interest Account
for payment to the Trust, as applicable, pursuant to the terms of the Swap Agreement.

                  Targeted   Overcollateralization   Amount:  For  any  Distribution  Date  prior  to  the
Stepdown  Date,  1.55% of the Aggregate  Loan Group Balance for Loan Group 4 as of the Cut-off Date;  with respect to any  Distribution  Date on or after the Stepdown Date and with respect to which a Trigger Event is not in effect,  the greater of (a) 3.10% of the Aggregate  Loan Group Balance for Loan Group 4 for such
Distribution  Date,  or (b) 0.50% of the  Aggregate  Loan Group Balance for Loan Group 4 as of the Cut-off
Date;  with  respect  to any  Distribution  Date on or after the  Stepdown  Date with  respect  to which a
Trigger  Event  has  occurred  and is  continuing,  the  Targeted  Overcollateralization  Amount  for  the
Distribution Date immediately preceding such Distribution Date.

                  Tax  Matters  Person:  The  person  designated  as "tax  matters  person"  in the manner provided under Treasury  regulation § 1.860F 4(d) and  temporary Treasury  regulation  § 301.6231(a)(7)1T.
Initially, the Tax Matters Person shall be the Trust Administrator.

                  Telerate  Page 3750:  The display  designated  as page 3750 on Bridge  Telerate  Service
(or such  other  page as may  replace  page 3750 on that  service  for the  purpose of  displaying  London interbank offered rates of major banks).

                  Terminating  Auction  Date:  With  respect  to  Loan  Group 1,  Loan  Group 2  and  Loan
Group 3, as defined in Section 11.01(d) and with respect to Loan Group 4, as defined in Section 11.01(e).

                  Terminating  Auction  Purchaser:  With  respect to Loan  Group 1,  Loan Group 2 and Loan
Group 3, as defined in Section 11.01(d) and with respect to Loan Group 4, as defined in Section 11.01(e).

                  Terminating  Auction  Sale:  With  respect  to  Loan  Group 1,  Loan  Group 2  and  Loan
Group 3, as defined in Section 11.01(d) and with respect to Loan Group 4, as defined in Section 11.01(e).

                  Terminating  Entity:  The  entity  determined  by the Trust  Administrator  pursuant  to
Section 11.02 of this Agreement.

                  Transferring Servicer:  As defined in Section 3.17 hereof.

                  Transferee Affidavit and Agreement:  As defined in Section 6.02(g)(i)(B).

                  Trigger  Event: A Trigger Event will occur for any  Distribution  Date if either (i) the
Rolling  Three  Month  Delinquency  Rate as of the last day of the  related  Collection  Period  equals or exceeds  34.00% of the  Group 4  Senior  Enhancement  Percentage  for such  Distribution  Date or (ii) the cumulative  Realized  Losses as a percentage of the  Aggregate  Loan Group Balance for Loan Group 4 on the
Closing Date for such Distribution Date is greater than the percentage set forth in the following table:

              --------------------------------------------- -----------------------------------------------
              Range of Distribution Dates                             Cumulative Loss Percentage
              --------------------------------------------- -----------------------------------------------
              August 2008 - July 2009                                           0.25%*
              --------------------------------------------- -----------------------------------------------
              August 2009 - July 2010                                           0.70%*
              --------------------------------------------- -----------------------------------------------
              August 2010 - July 2011                                           1.20%*
              --------------------------------------------- -----------------------------------------------
              August 2011 - July 2012                                           1.70%*
              --------------------------------------------- -----------------------------------------------
              August 2012 and thereafter                                        2.00%*
              --------------------------------------------- -----------------------------------------------

              *   The  cumulative  loss  percentages  set forth above are applicable to the first
                  Distribution  Date  in the  corresponding  range  of  Distribution  Dates.  The cumulative  loss percentage for each  succeeding  Distribution  Date in a range increases  incrementally  by  1/12  of  the  positive  difference  between  the percentage  applicable  to the first  Distribution  Date in that  range and the percentage applicable to the first Distribution Date in the succeeding range.

                  Trust:  The trust created pursuant to Section 2.01 this Agreement.

                  Trust  Administrator:  Wells Fargo Bank,  N.A., a national banking  association,  not in its  individual  capacity,  but  solely in its  capacity  as trust  administrator  for the  benefit of the
Certificateholders under this Agreement, and any successor thereto, as provided herein.

                  Trust Administrator Fee:  As set forth in Section 10.05.

                  Trust  Administrator  Fee Rate:  As to each  Mortgage  Loan,  a per annum  rate equal to
0.00%.

                  Trust  Collateral:  With  respect to Loan  Group 1,  Loan Group 2 and Loan  Group 3,  as
defined in Section 11.01(c)(i) and with respect to Loan Group 4, as defined in Section 11.01(c)(ii).

                  Trust Fund:  The corpus of the Trust  created by this  Agreement  consisting  of (a) the
Mortgage  Loans,  including all interest and principal  received or receivable by the Depositor on or with respect to the  Mortgage  Loans after the Cut-off  Date,  but not  including  payments  of  principal  and interest due and payable on the Mortgage  Loans on or before the Cut-off Date,  together with the Mortgage
Files relating to the Mortgage  Loans,  (b) REO Property,  (c) the  Collection  Account,  the  Certificate
Account,  the Group 4  Interest  Rate Cap  Accounts,  the  Supplemental  Interest  Account and all amounts deposited  therein pursuant to the applicable  provisions of this Agreement,  (d) any  insurance  policies with  respect to the Mortgage  Loans,  (e) the  Depositor's  rights under the  Assignment  and  Assumption
Agreement,  (f) the Trust's rights under the Group 4  Interest Rate Cap Agreements and the Swap Agreement,
and (g) all  proceeds of the conversion,  voluntary or  involuntary,  of any of the foregoing into cash or other liquid property.

                  Trust Receipt and Final Certification:  As defined in Section 2.02(a).

                  Trust Receipt and Initial Certification:  As defined in Section 2.02(a).

                  Trustee:  U.S. Bank National  Association,  a national banking  association,  not in its individual  capacity,  but solely in its  capacity as trustee  for the  benefit of the  Certificateholders under this Agreement, and any successor thereto, as provided herein.

                  Trustee   Mortgage  File:  The  mortgage   documents   listed  in  Section 2.01   hereof
pertaining  to a  particular  Mortgage  Loan  and any  additional  documents  required  to be added to the
Trustee Mortgage File pursuant to this Agreement.

                  Uncertificated  Accrued Interest:  With respect to any  Uncertificated  Regular Interest for any Distribution Date, one month's interest at the related  Uncertificated  Pass-Through Rate for such
Distribution Date, accrued on the Uncertificated  Principal Balance or Uncertificated  Notional Amount, as
applicable,  immediately  prior  to  such  Distribution  Date.  Uncertificated  Accrued  Interest  for the
Uncertificated  Regular  Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months.  For  purposes  of  calculating  the amount of  Uncertificated  Accrued  Interest  for the REMIC I
Regular  Interests for any  Distribution  Date,  any  Prepayment  Interest  Shortfalls  (to the extent not covered by Compensating  Interest  Payments)  relating to the Group 1,  Group 2 and Group 3 Mortgage Loans for any  Distribution  Date shall be allocated among the REMIC I Regular  Interests,  pro rata,  based on, and to the  extent  of,  Uncertificated  Accrued  Interest,  as  calculated  without  application  of this sentence.  For purposes of  calculating  the amount of  Uncertificated  Accrued  Interest for the REMIC II
Regular  Interests for any  Distribution  Date,  any  Prepayment  Interest  Shortfalls  (to the extent not covered by Compensating  Interest  Payments)  relating to the Group 4  Mortgage Loans for any Distribution
Date shall be allocated among the REMIC II  Regular  Interests,  pro rata, based on, and to the extent of,
Uncertificated  Accrued Interest,  as calculated without  application of this sentence.  REMIC III Regular
Interest 4-X-PO shall bear no interest.  Accrued  interest on REMIC III  Regular  Interest 4-X-IO for each
Distribution Date shall equal accrued Current Interest for the Class 4-X Certificates.

                  Uncertificated   Pass-Through  Rate:  For  any  REMIC I  Regular  Interest  or  REMIC II
Regular  Interest,  the per annum rate set forth or calculated in the manner  described in the Preliminary
Statement under "REMIC I" or "REMIC II," respectively.

                  Uncertificated  Principal  Balance:  The  principal  amount of any  REMIC I or  REMIC II
Regular  Interest   outstanding  as  of  any  date  of   determination.   As  of  the  Closing  Date,  the
Uncertificated  Principal  Balance of each REMIC I and REMIC II  Regular  Interest  shall equal the amount set forth in the  Preliminary  Statement  hereto as its Initial  Uncertificated  Principal  Balance  under
"REMIC I" and "REMIC II,"  respectively.  On each Distribution Date, the Uncertificated  Principal Balance
of each REMIC I Regular Interest and REMIC II  Regular  Interest shall be reduced,  in the case of REMIC I
Regular  Interests,  by the sum of (i) the  principal  portion of Realized Losses allocated to the REMIC I
Regular  Interests in accordance  with the  definition  of REMIC I  Realized  Losses and (ii) the  amounts deemed  distributed on each  Distribution  Date in respect of principal on the REMIC I  Regular  Interests pursuant to  Section 4.01(IV)(a)(i),  and in the case of REMIC II Regular Interests, by the sum of (i) the principal  portion of Realized Losses allocated to the REMIC II  Regular  Interests in accordance with the definition of REMIC II  Realized Losses and (ii) the amounts deemed  distributed on each Distribution Date in respect of principal on the REMIC II Regular Interests pursuant to Section 4.01(IV)(a)(ii).

                  Uncertificated  Regular  Interest:  Any of the REMIC I  Regular  Interests  and REMIC II
Regular Interests.

                  Undercollateralized Group:  As defined in Section 4.07(b).

                  Underwriter's  Exemption:  Prohibited  Transaction Exemption 2002-41, 67 Fed. Reg. 54487
(2002), as amended (or any successor  thereto),  or any  substantially  similar  administrative  exemption granted by the U.S. Department of Labor.

                  U.S.  Person:  A citizen or resident of the United States,  a  corporation,  partnership or other entity  treated as a  corporation  or  partnership  for federal  income tax  purposes  created or organized in, or under the laws of, the United States,  any State thereof or the District of Columbia,  an estate or trust whose  income from sources  without the United  States is  includable  in gross income for
United States  federal  income tax purposes  regardless of its  connection  with the conduct of a trade or business  within  the  United  States,  or  any  trust  treated  as a  United  States  Person  under  Code
Section 7701(a)(30).

                  Voting  Rights:  The  portion  of the  voting  rights  of all the  Certificates  that is allocated  to any  Certificate  for  purposes of the voting  provisions  of this  Agreement.  At all times during  the term of this  Agreement,  99% of all  Voting  Rights  shall be  allocated  among  the  Class A
Certificates (other than the Residual  Certificates),  Class 4-M  Certificates,  Class 4-B-1  Certificates
and Class C-B  Certificates.  The  portion  of such 99% Voting  Rights  allocated  to each of the  Class A
Certificates (other than the Residual  Certificates),  Class 4-M  Certificates,  Class 4-B-1  Certificates
and Class C-B  Certificates  shall be based on the fraction,  expressed as a percentage,  the numerator of which is the Class Principal  Balance of each such Class then  outstanding and the denominator of which is the  aggregate  Class  Principal  Balance of all such  Classes then  outstanding.  At all times during the term of this Agreement,  the Class 4-X Certificates shall be allocated 1% of the Voting Rights;  provided, however, for so long as the Class 4-X  Certificates,  or any portion thereof, are held in a NIM Trust, the holders of the  Class 4-X  Certificates  shall not be entitled to exercise any Voting  Rights with respect to their  Certificates and the Voting Rights otherwise  allocable to the Class 4-X  Certificates  shall be allocated to the other Classes of  Certificates.  Voting Rights shall be allocated among the  Certificates within  each Class in  proportion  to their  respective  outstanding  Class  Principal  Balances  or Class
Notional Amounts, as applicable.  The Class AR and Class AR-L Certificates shall have no Voting Rights.

                  Weighted  Average  Pass-Through  Rate:  With respect to any  Distribution  Date and Loan
Group a rate equal to the weighted  average of the Net Mortgage  Rates on the Mortgage  Loans in such Loan
Group as of the second  preceding  Due Date  (excluding  any such  Mortgage  Loans that were  subject to a
Payoff,  the  principal  of  which  was  distributed  on  the  Distribution  Date  preceding  the  current
Distribution  Date)  after  giving  effect to  payments  due on such Due Date,  whether  or not  received, weighted on the basis of the Stated Principal Balances as of such date.

                  Wells Fargo:  Wells Fargo Bank, N.A., and its successors and assigns.

                  Wells Fargo Custodial  Agreement:  That certain Custodial  Agreement dated as of July 1,
2006 among Wells Fargo, as custodian, the Trustee and the Trust Administrator.

                  Wells Fargo  Serviced  Mortgage  Loans:  The Mortgage  Loans  identified  as such on the
Mortgage Loan Schedule, for which Wells Fargo is the applicable Servicer.

                                                ARTICLE II

                                      CONVEYANCE OF MORTGAGE LOANS;
                                      REPRESENTATIONS AND WARRANTIES

SECTION 2.01.     Conveyance of Trust Fund.

(a)      The Depositor does hereby establish the Adjustable Rate Mortgage  Trust 2006-3  (the "Trust") and
sells,  transfers,  assigns,  delivers,  sets over and  otherwise  conveys to the Trustee in trust for the benefit of the  Certificateholders,  without recourse, the Depositor's right, title and interest in and to
(a) the  Mortgage  Loans listed in the  Mortgage  Loan  Schedule,  including  all  interest and  principal received or receivable  by the  Depositor on or with respect to the Mortgage  Loans after the Cut-off Date and any Assigned  Prepayment  Premiums with respect thereto,  but not including  payments of principal and interest due and payable on the Mortgage  Loans on or before the Cut-off Date,  together with the Mortgage
Files relating to the Mortgage  Loans,  (b) REO Property,  (c) the  Collection  Account,  the  Certificate
Account,  the Group 4  Interest  Rate Cap  Accounts,  the  Supplemental  Interest  Account and all amounts deposited  therein pursuant to the applicable  provisions of this Agreement,  (d) any  insurance  policies with  respect to the Mortgage  Loans,  (e) the  Depositor's  rights under the  Assignment  and  Assumption
Agreement and (f) all proceeds of the conversion,  voluntary or involuntary,  of any of the foregoing into cash or other liquid property.

(b)      In connection with the transfer and assignment set forth in clause  (a) above,  the Depositor has delivered  or caused to be  delivered  to a  Custodian  for the  benefit  of the  Certificateholders,  the documents and instruments with respect to each Mortgage Loan as assigned:

(i)      (A) the original  Mortgage Note bearing all intervening  endorsements and including any riders to the Mortgage Note,  endorsed "Pay to the order of  ________________,  without  recourse" and signed in the name of the last named  endorsee by an authorized  officer or (B) with respect to any Lost Mortgage  Note, a lost note affidavit and indemnity  from the Seller  stating that the original  Mortgage Note was lost or destroyed,  (together  with a copy of such Mortgage Note, if available)  and  indemnifying  the Trust Fund against any loss, cost or liability resulting from the failure to deliver the original Mortgage Note;

(ii)     the original of any guarantee executed in connection with the Mortgage Note (if any);

(iii)    for each Mortgage Loan that is not a MERS Mortgage  Loan,  the original  Mortgage,  with evidence of recording  thereon,  or copies certified by the related  recording  office or if the original  Mortgage has not yet been  returned  from the  recording  office,  a copy  certified  by or on behalf of the Seller indicating  that such Mortgage has been  delivered for recording  (the return  directions for the original
Mortgage should indicate,  when recorded,  mail to the Seller) and in the case of each MERS Mortgage Loan, the original  Mortgage,  noting the presence of the MIN of the related  Mortgage Loan and either  language indicating  that the  Mortgage  Loan is a MOM Loan if the  Mortgage  Loan is a MOM Loan or if the Mortgage
Loan was not a MOM Loan at  origination,  the original  Mortgage and the assignment  thereof to MERS, with evidence of  recording  indicated  thereon or a copy of the  Mortgage  certified  by the public  recording office in which such Mortgage has been recorded;

(iv)     the originals of all assumption,  modification,  consolidation or extension  agreements,  (or, if an original of any of these  documents has not been returned  from the  recording  office,  a copy thereof certified  by or on behalf of the Seller,  the  original to be  delivered  to the Seller  forthwith  after return from such recording office) with evidence of recording thereon, if any;

(v)      for each Mortgage Loan that is not a MERS Mortgage Loan,  the original  Assignment of Mortgage as appropriate, in recordable form, for each Mortgage Loan from the last assignee assigned in blank;

(vi)     for each Mortgage Loan that was not a MERS  Mortgage  Loan at its  origination,  the originals of
any  intervening  recorded  Assignments  of  Mortgage,   showing  a  complete  chain  of  assignment  from
origination to the last assignee,  including warehousing  assignments,  with evidence of recording thereon
(or, if an original  intervening  Assignment of Mortgage has not been returned from the recording  office, a copy  thereof  certified by or on behalf of the Seller,  the  original to be delivered to the  Custodian forthwith after return from such recording office);

(vii)    the original  mortgage title  insurance  policy,  or copy of title  commitment (or in appropriate jurisdictions, attorney's opinion of title and abstract of title); and

(viii)   with  respect to a  Cooperative  Loan,  if any,  the  originals  of the  following  documents  or instruments:

(A)      the Cooperative Shares, together with the Stock Power in blank;

(B)      the executed Security Agreement;

(C)      the executed  Proprietary  Lease and the Assignment of Proprietary Lease to the originator of the
Cooperative Loan;

(D)      the executed Recognition Agreement;

(E)      Copies of the original UCC financing  statement,  and any continuation  statements,  filed by the originator  of  such  Cooperative  Loan as  secured  party,  each  with  evidence  of  recording  thereof, evidencing the interest of the originator  under the Security  Agreement and the Assignment of Proprietary
Lease;

(F)      Copies of the filed UCC assignments or amendments of the security  interest  referenced in clause
(E) above  showing an unbroken  chain of title from the  originator  to the Trust,  each with  evidence of recording  thereof,  evidencing  the  interest  of the  assignee  under  the  Security  Agreement  and the
Assignment of Proprietary Lease;

(G)      An  executed  assignment  of the  interest  of the  originator  in the  Security  Agreement,  the
Assignment of Proprietary  Lease and the  Recognition  Agreement,  showing an unbroken chain of title from the originator to the Trust; and

(H)      For any  Cooperative  Loan  that has  been  modified  or  amended,  the  original  instrument  or instruments effecting such modification or amendment.

                  In addition,  in connection  with the  assignment of any MERS Mortgage  Loan, the Seller agrees that it shall cause,  at the Seller's  expense,  the MERS®  System to indicate  that such  Mortgage
Loans have been  assigned by the Seller to the Trustee in accordance  with this  Agreement for the benefit of the  Certificateholders  by including (or deleting, in the case of Mortgage Loans which are repurchased or  substituted  in  accordance  with this  Agreement)  the  information  required by the MERS®  System to
(a) identify the Trustee and  (b) identify  the series of the Certificates  issued in connection with such
Mortgage  Loans.  The Trustee  shall  confirm,  or cause the related  Custodian  to confirm,  on the Final
Certification  of the related  Custodian  whether or not such assignment has occurred.  The Seller further agrees that it shall not,  and shall not permit a Servicer to, and each  related  Servicer  agrees that it shall not,  alter the  information  referenced in this  paragraph with respect to any Mortgage Loan during the term of this  Agreement  unless  and  until  such  Mortgage  Loan is  repurchased  or  substituted  in accordance with the terms of this Agreement.

                  Further,  each  Servicer is authorized  and  empowered by the Trustee,  on behalf of the
Certificateholders  and the Trustee,  in its own name or in the name of any Sub-Servicer,  when a Servicer or any  Sub-Servicer,  as the case may be,  believes it  appropriate  in its best judgment to register any
Mortgage  Loan on the MERS®  System,  or cause the removal from the  registration  of any Mortgage Loan on the MERS® System, to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of them,  any and all  instruments  of  assignment  and other  comparable  instruments  with  respect to such assignment or  re-recording  of a Mortgage in the name of MERS,  solely as nominee for the Trustee and its successors and assigns.  Any costs incurred by a Servicer  pursuant to this paragraph  shall be considered a Servicing Advance and shall be reimburseable to such Servicer.

                  In the event the Depositor  delivers to a Custodian  certified copies of any document or instrument  set forth in  2.01(b) because  of a delay caused by the public  recording  office in returning any recorded document,  the Depositor shall deliver or cause to be delivered to such Custodian,  within 60 days of the Closing  Date,  an Officer's  Certificate  which shall  (i) identify  the  recorded  document,
(ii) state  that the recorded  document has not been  delivered  to such  Custodian  due solely to a delay caused by the public  recording  office,  and  (iii) state  the amount of time  generally  required by the applicable recording office to record and return a document submitted for recordation.

                  In the event that in  connection  with any Mortgage Loan the  Depositor  cannot  deliver
(a) for a Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage,  (b) all interim recorded  assignments or (c) the lender's title policy  (together with all riders thereto)  satisfying the requirements  set forth above,  concurrently  with the execution and delivery hereof because such document or documents  have not been returned from the  applicable  public  recording  office in the case of clause
(a) or  (b) above,  or because the title policy has not been  delivered to the Seller or the  Depositor by the applicable  title insurer in the case of clause  (c) above,  the Depositor  shall promptly  deliver to the related  Custodian,  in the case of clause (a) or  (b) above,  such original  Mortgage or such interim assignment,  as the case may be, with evidence of recording  indicated  thereon upon receipt  thereof from the public recording  office,  or a copy thereof,  certified,  if appropriate,  by the relevant  recording office and, in the case of clause  (c) above,  any title  policy upon receipt  from the  applicable  title insurer.

                  As promptly as  practicable  subsequent  to such  transfer  and  assignment,  and in any event, within thirty (30) days thereafter,  DLJMC shall, at its expense,  (i) affix or cause to be affixed the Trustee's name to each  Assignment of Mortgage,  as the assignee  thereof,  (ii) cause such assignment to be in proper form for  recording in the  appropriate  public office for real  property  records  within thirty (30) days after receipt  thereof and  (iii) cause to be delivered for recording in the  appropriate public  office for real property  records the  assignments  of the Mortgages to the Trustee,  except that, with respect to any assignment of a Mortgage as to which DLJMC has not received the  information  required to prepare such  assignment in recordable  form,  DLJMC's  obligation to do so and to deliver the same for such recording shall be as soon as practicable  after receipt of such  information and in any event within thirty (30) days after the receipt  thereof,  and DLJMC need not cause to be recorded any assignment which relates to a Mortgage  Loan in any  jurisdiction  under the laws of which,  as  evidenced by an Opinion of
Counsel delivered by the Depositor (at the Depositor's  expense) to the Trustee,  the Trust  Administrator and DLJMC,  acceptable to the Rating  Agencies,  the  recordation  of such  assignment is not necessary to protect the Trustee's and the Certificateholders' interest in the related Mortgage Loan.

                  If  any  original  Mortgage  Note  referred  to in  Section 2.01(b)(i) above  cannot  be located,  the  obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon delivery to the related  Custodian of a photocopy of such Mortgage  Note,  if available,  with a lost note affidavit  and  indemnity.  If any of the  original  Mortgage  Notes for which a lost note  affidavit  and indemnity was delivered to the Custodian is  subsequently  located,  such original  Mortgage Note shall be delivered to such Custodian within three (3) Business Days.

(c)      The  Trustee  and the Trust  Administrator  are  authorized  to enter into one or more  Custodial
Agreements,  at the direction of the Depositor,  for the purpose of having a Custodian maintain custody of the documents and instruments  referred to in this Section 2.01,  and any documents  delivered  thereunder shall be delivered to such Custodian and any Officer's  Certificates  delivered with respect thereto shall be delivered to the Trustee, the Trust Administrator and such Custodian.

(d)      It is the express  intent of the parties to this  Agreement  that the  conveyance of the Mortgage
Loans by the  Depositor to the Trustee as provided in this  Section 2.01  be, and be construed  as, a sale of the Mortgage Loans by the Depositor to the Trustee.  It is,  further,  not the intention of the parties to this  Agreement  that such  conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the
Trustee  to  secure  a  debt  or  other  obligation  of  the  Depositor.   However,  in  the  event  that,
notwithstanding  the  intent of the  parties  to this  Agreement,  the  Mortgage  Loans are held to be the property of the  Depositor,  or if any for any other  reason this  Agreement is held or deemed to create a security  interest in the Mortgage  Loans then  (a) this  Agreement  shall also be deemed to be a security agreement  within  the  meaning of  Articles  8 and 9 of the New York  Uniform  Commercial  Code;  (b) the
conveyance  provided  for in this  Section 2.01  shall be  deemed  to be a grant by the  Depositor  to the
Trustee  for the  benefit of the  Certificateholders  of a  security  interest  in all of the  Depositor's right,  title and  interest  in and to (1) the  Mortgage  Loans  listed  in the  Mortgage  Loan  Schedule, including  all interest and  principal  received or  receivable by the Depositor on or with respect to the
Mortgage Loans after the Cut-off Date and any Assigned Prepayment  Premiums with respect thereto,  but not including  payments of  principal  and  interest  due and payable on the  Mortgage  Loans on or before the
Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans,  (2) REO Property,  (3) the
Collection  Account,  the Certificate  Account,  the Group 4 Interest Rate Cap Accounts,  the Supplemental
Interest  Account  and all  amounts  deposited  therein  pursuant  to the  applicable  provisions  of this
Agreement,  (4) any  insurance  policies with respect to the Mortgage Loans,  (5) the  Depositor's  rights under the  Assignment  and  Assumption  Agreement,  (6) the Trust's rights under the Group 4 Interest Rate
Cap Agreements and the Swap Agreement,  and (7) all proceeds of the conversion,  voluntary or involuntary, of any of the  foregoing  into cash or other liquid  property;  (c) the  possession  by the Trustee or any
Custodian of such items of property  and such other items of property as  constitute  instruments,  money, negotiable  documents  or chattel  paper shall be deemed to be "in  possession  by the secured  party" for purposes  of  perfecting  the  security  interest  pursuant  to  Section 9-313  of the  New  York  Uniform
Commercial Code; and  (d) notifications to persons holding such property,  and  acknowledgments,  receipts
or   confirmations   from  persons  holding  such  property,   shall  be  deemed   notifications   to,  or
acknowledgments,  receipts  or  confirmations  from,  financial  intermediaries,  bailees  or  agents  (as applicable) of the Trustee for the benefit of the  Certificateholders  for the purpose of perfecting  such security  interest under  applicable law (except that nothing in this clause (d) shall cause any person to be deemed to be an agent of the  Trustee  for any  purpose  other  than for  perfection  of such  security interests  unless,  and then only to the extent,  expressly  appointed  and  authorized  by the Trustee in writing).  The  Depositor  and the Trustee,  upon  directions  from the  Depositor,  shall,  to the extent consistent  with this  Agreement,  take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security  interest in the Mortgage Loans,  such security  interest would be deemed to be a perfected  security  interest of first  priority  under  applicable  law and will be maintained as such throughout the term of this Agreement.

(e)      The Depositor  hereby  authorizes and directs the Trust  Administrator to (i) execute the Group 4
Interest  Rate Cap  Agreements  and (ii) to  ratify,  on behalf of the Trust,  the terms  agreed to by the
Depositor with respect to the Group 4  Interest Rate Cap  Agreements.  The Depositor shall pay or cause to be paid on behalf of the Trust the payments owed to the Group 4  Interest Rate Cap  Counterparty as of the
Closing Date pursuant to the terms of the Group 4 Interest Rate Cap Agreements.

(f)      Except as  specifically  set forth in this Agreement or by separate  written  agreement among the related parties hereto,  the Depositor,  the Seller,  each Servicer and the Master Servicer agree that the provisions  of this  Agreement  shall  supersede  any  provisions  in any existing  mortgage loan purchase agreement or servicing  agreement with respect to the Mortgage Loans for which the Depositor,  the Seller, a Servicer or the Master Servicer may be a party.

SECTION 2.02.     Acceptance by the Trustee.

(a)      Pursuant to the related  Custodial  Agreement,  each  Custodian  agrees to execute and deliver on the Closing Date to the  Depositor,  the Trustee and the Trust  Administrator  a Trust Receipt and Initial
Certification  in the form annexed hereto as Exhibit I. Based on its review and  examination,  and only as to the documents identified in such Trust Receipt and Initial  Certification,  each Custodian acknowledges that such documents  appear  regular on their face and relate to such Mortgage Loan. The Custodians  shall be under no duty or obligation to inspect,  review or examine said  documents,  instruments,  certificates or other papers to determine that the same are genuine,  enforceable or  appropriate  for the  represented purpose or that they have actually  been  recorded in the real estate  records or that they are other than what they purport to be on their face.

                  Pursuant to the related  Custodial  Agreement,  not later than 90 days after the Closing
Date,  each Custodian  shall deliver to the  Depositor,  the Trustee and the Trust  Administrator  a Trust
Receipt and Final  Certification  in the form annexed hereto as Exhibit J, with any applicable  exceptions noted thereon.

                  Based  solely  upon the  Trust  Receipt  and  Initial  Certification  received  from the
Custodians,  and subject to the  provisions  of  Section 2.01  and any  exceptions  noted on an  exception report described in the next paragraph below, the Trustee  acknowledges  receipt of the documents referred to in  Section 2.01  above  and  declares  that it holds  and  shall  hold  such  documents  and the other documents  delivered  to it  constituting  the  Mortgage  File,  and that it holds or shall  hold all such assets and such other assets  included in the  definition of the Trust Fund in trust for the exclusive use and benefit of all present and future Certificateholders.

                  If, in the course of such review,  a Custodian  finds any document  constituting  a part of a Mortgage File which does not meet the  requirements of  Section 2.01,  such Custodian shall list such as an  exception  in  the  Trust  Receipt  and  Final  Certification  pursuant  to the  related  Custodial
Agreement;  provided,  however,  that a Custodian shall not make any  determination  as to whether (i) any endorsement  is  sufficient  to  transfer  all right,  title and  interest of the party so  endorsing,  as noteholder  or assignee  thereof,  in and to that  Mortgage  Note or (ii) any  assignment is in recordable form or is  sufficient  to effect  the  assignment  of and  transfer  to the  assignee  thereof  under the mortgage to which the assignment relates.

                  The Seller shall  promptly  correct or cure such defect  within 90 days from the date it was so notified  of such  defect  and,  if the Seller  does not  correct or cure such  defect  within such period and such defect  materially  and  adversely  affects the  interests  of  Certificateholders  in the related  Mortgage Loan, the Seller shall either  (a) substitute  for the related Mortgage Loan a Qualified
Substitute  Mortgage  Loan,  which  substitution  shall be  accomplished  in the manner and subject to the conditions set forth in Section 2.03,  or  (b) repurchase  such Mortgage Loan within 90 days from the date that the Seller was notified of such defect in writing at the Purchase  Price of such  Mortgage  Loan;  or such longer  period not to exceed 720 days from the Closing Date if the  substitution  or  repurchase of a
Mortgage  Loan  pursuant to this  provision is required by reason of a delay in delivery of any  documents by the appropriate  recording office or title insurer, as applicable;  provided,  however, that the Seller shall have no  liability  for  recording  any  Assignment  of  Mortgage in favor of the Trustee or for the
Custodian's  failure to record such Assignment of Mortgage,  and provided,  further,  that no Seller shall be  obligated  to  repurchase  or cure any Mortgage  Loan solely as a result of a  Custodian's  failure to record  such  Assignment  of  Mortgage.  The Trust  Administrator  shall  deliver  or direct  the  related
Custodian  to deliver  to each  Rating  Agency  written  notice  within  270 days  from the  Closing  Date indicating  each Mortgage Loan (a) for which a mortgage or assignment of mortgage  required to be recorded hereunder  has not been  returned  by the  appropriate  recording  office or  (b) as  to which  there is a dispute as to location or status of such  Mortgage  Loan.  Such notice  shall be  delivered  every 90 days thereafter until the related  Mortgage Loan is returned to the related  Custodian.  Any such  substitution pursuant  to clause  (a) of the  preceding  sentence  shall not be effected  prior to the  delivery to the
Trustee and the Trust  Administrator  of (1) the Opinion of Counsel required by Section 2.05  hereof,  and
(2) a  Request for Release  substantially  in the form of  Exhibit K.  No substitution  is permitted to be made in any calendar month after the  Determination  Date for such month.  The Purchase Price for any such
Mortgage  Loan shall be  deposited  by the Seller in the related  Collection  Account and the Seller shall notify the related  Servicer to deliver a Request for Release  substantially  in the form of  Exhibit K on or prior to the Business Day  immediately  preceding  such  Distribution  Date in the month  following the month during which the Seller became  obligated  hereunder to  repurchase  or replace such Mortgage  Loan.
Upon  receipt of notice  from the  Seller,  the  related  Servicer  shall  deliver a Request  for  Release
substantially  in  the  form  of  Exhibit  K  to  the  related  Custodian,   the  Trustee  and  the  Trust
Administrator.  Upon receipt of such  deposit and Request for Release with respect  thereto in the form of
Exhibit K,  the related  Custodian shall release the related Mortgage File to the Seller and shall execute and deliver at such entity's request such  instruments of transfer or assignment  prepared by such entity, in each  case  without  recourse,  as  shall be  necessary  to vest in such  entity,  or a  designee,  the
Trustee's interest in any Mortgage Loan released pursuant hereto.

                  If pursuant to the preceding  paragraph  the Seller  repurchases a Mortgage Loan that is a MERS Mortgage  Loan, the related  Servicer  shall,  at the Seller's  expense,  either  (i) cause MERS to execute and deliver an  Assignment  of Mortgage in  recordable  form to transfer the Mortgage from MERS to the  Seller  and shall  cause  such  Mortgage  to be  removed  from  registration  on the MERS®  System in accordance  with MERS' rules and  regulations  or  (ii) cause  MERS to  designate  on the MERS® System the
Seller as the beneficial holder of such Mortgage Loan.

(b)      It is  understood  and agreed that the  obligation  of the Seller to cure,  substitute  for or to repurchase any Mortgage Loan which does not meet the  requirements  of Section 2.01  shall  constitute the sole remedy respecting such defect available to the Trustee,  the Trust  Administrator,  the Depositor and
any Certificateholder against the Seller.

(c)      With  respect  to  any  Mortgage   Loan  which  the  Seller   reasonably   believes   breaches  a
representation,  warranty or covenant  under the mortgage  loan purchase  agreement  pursuant to which the
Seller  purchased  from the  originator or prior holder of such Mortgage  Loan,  the Seller shall have the right to  repurchase  such  Mortgage  Loan from the Trust at any time in order to  facilitate  its  rights against such  originator or prior holder of such Mortgage Loan at a price equal to the  Repurchase  Price;
provided,  however,  that in no event shall such  repurchase  take place with  respect to  Mortgage  Loans constituting more than 5% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans.

                  In the event that DLJMC  exercises such option,  the Repurchase  Price therefor shall be deposited  in the  Certificate  Account and DLJMC shall  notify the related  Servicer to deliver a Request for Release  substantially in the form of Exhibit K.  Upon receipt of notice from the Seller,  the related
Servicer  shall  deliver a Request  for  Release  substantially  in the form of  Exhibit K to the  related
Custodian,  the  Trustee  and the Trust  Administrator.  Upon such  deposit  of the  Repurchase  Price and receipt of a Request  for  Release  in the form of Exhibit K, the  related  Custodian  shall  release  the related  Mortgage  File held for the benefit of the  Certificateholders  to DLJMC,  and the Trustee  shall execute and deliver at DLJMC's  direction such  instruments  of transfer or assignment  prepared by DLJMC, in each case without recourse, as shall be necessary to transfer title from the Trustee to DLJMC.

SECTION 2.03.     Representations and Warranties of the Seller, Master Servicer and Servicers.

(a)      Each of DLJMC, in its capacity as Seller,  Wells Fargo, in its capacity as Master Servicer,  SPS, in its  capacity  as Servicer  and Special  Servicer,  Wells  Fargo,  in its  capacity  as  Servicer,  and
GreenPoint  in its capacity as Servicer,  hereby makes the  representations  and  warranties  set forth in
Schedules IIA, IIB, IIC, IID or IIE hereto,  respectively,  and by this reference  incorporated herein, to the  Depositor,  the  Trustee and the Trust  Administrator,  as of the Closing  Date,  or if so  specified therein,  as of the  Cut-off  Date or such  other  date as may be  specified.  In  addition,  SPS,  in its capacity as Servicer and Special Servicer,  Wells Fargo, in its capacity as Servicer,  and GreenPoint,  in its capacity as Servicer,  makes the  representations  and  warranties set forth in Schedules IIC, IID and
IIE hereto,  respectively,  and by this reference  incorporated  herein,  to the Master Servicer as of the
Closing Date, or if so specified therein, as of the Cut-off Date or such other date as may be specified.

(b)      DLJMC, in its capacity as Seller,  hereby makes the  representations  and warranties set forth in
Schedule III as to the Mortgage Loans and by this reference  incorporated  herein,  to the Depositor,  the
Trustee and the Trust  Administrator,  as of the  Closing  Date,  or if so  specified  therein,  as of the
Cut-off Date or such other date as may be specified.

(c)      Upon  discovery by any of the parties  hereto of a breach of a  representation  or warranty  made
pursuant   to   Section 2.03(b) that   materially   and   adversely   affects   the   interests   of   the
Certificateholders  in any Mortgage  Loan,  the party  discovering  such breach  shall give prompt  notice thereof to the other  parties.  The Seller  hereby  covenants  that  within 90 days of the  earlier of its discovery or its receipt of written  notice from any party of a breach of any  representation  or warranty made by it pursuant to  Section 2.03(b) which  materially  and  adversely  affects  the  interests  of the
Certificateholders  in any  Mortgage  Loan sold by the Seller to the Trust,  it shall cure such  breach in all  material  respects,  and if such breach is not so cured,  shall,  (i) if  such 90 day period  expires prior to the second  anniversary  of the Closing  Date,  remove such  Mortgage  Loan (a "Deleted  Mortgage
Loan")  from the Trust Fund and  substitute  in its place a Qualified  Substitute  Mortgage  Loan,  in the manner and subject to the  conditions  set forth in this  Section 2.03;  or  (ii) repurchase  the affected
Mortgage Loan or Mortgage  Loans at the Purchase Price in the manner set forth below;  provided,  however, that any such  substitution  pursuant  to  (i) above  shall not be effected  prior to the  delivery to the
Trustee and the Trust  Administrator  of the Opinion of Counsel required by Section 2.05  hereof,  if any, and any such  substitution  pursuant to (i) above  shall not be effected prior to the additional  delivery to the Trustee,  the Trust Administrator and the related Custodian of a Request for Release  substantially in the  form of  Exhibit K  relating  to the  Deleted  Mortgage  Loan and the  Mortgage  File for any such
Qualified  Substitute  Mortgage  Loan.  The  Seller  shall  promptly  reimburse  the  Trustee,  the  Trust
Administrator,  the Special  Servicer and the related Servicer (if such Servicer is not the Seller of such
Mortgage  Loan) for any  actual out of pocket  expenses  reasonably  incurred  by the  Trustee,  the Trust
Administrator,  the Special  Servicer and the related Servicer (if such Servicer is not the Seller of such
Mortgage  Loan) in respect of enforcing the remedies for such breach.  With respect to any  representation and warranties described in this  Section 2.03 which  are made to the best of the Seller's knowledge if it is  discovered  by any of the  Depositor,  the Master  Servicer,  the Seller,  any  Servicer,  the Special
Servicer,  the Trustee or the Trust  Administrator that the substance of such  representation and warranty is inaccurate  and such  inaccuracy  materially  and adversely  affects the value of the related  Mortgage
Loan or the interests of the  Certificateholders  therein,  notwithstanding the Seller's lack of knowledge with  respect to the  substance of such  representation  or warranty,  such  inaccuracy  shall be deemed a breach of the applicable representation or warranty.

                  With  respect to any  Qualified  Substitute  Mortgage  Loan or Loans,  the Seller  shall deliver to the  related  Custodian  for the  benefit of the  Certificateholders  the  Mortgage  Note,  the
Mortgage,  the  related  assignment  of the  Mortgage,  and such other  documents  and  agreements  as are required by  Section 2.01(b),  with the Mortgage  Note  endorsed and the Mortgage  assigned as required by
Section 2.01.  No  substitution  is  permitted to be made in any  calendar  month after the  Determination
Date for such month.  Scheduled  Payments due with respect to Qualified  Substitute  Mortgage Loans in the month of  substitution  shall not be part of the Trust  Fund and shall be  retained  by the  Seller on the next succeeding  Distribution  Date. For the month of substitution,  distributions  to  Certificateholders will  include the  monthly  payment due on any Deleted  Mortgage  Loan for such month and  thereafter  the
Seller shall be entitled to retain all amounts  received in respect of such  Deleted  Mortgage  Loan.  The
Seller shall amend the Mortgage Loan  Schedule for  the benefit of the  Certificateholders  to reflect the removal of such Deleted  Mortgage Loan and the substitution of the Qualified  Substitute  Mortgage Loan or
Loans and the Seller shall deliver the amended  Mortgage Loan  Schedule to the Trustee,  the Servicers and
the Trust  Administrator.  Upon such substitution,  the Qualified  Substitute Mortgage Loan or Loans shall be subject to the terms of this  Agreement  in all  respects,  and the Seller shall be deemed to have made with respect to such Qualified  Substitute  Mortgage Loan or Loans,  as of the date of  substitution,  the representations  and  warranties  made pursuant to  Section 2.03(b) with  respect to such  Mortgage  Loan.
Upon any such  substitution  and the  deposit  to the  Collection  Account of the  amount  required  to be deposited  therein in  connection  with such  substitution  as described in the following  paragraph,  the
Trustee  shall  instruct the related  Custodian  to release the Mortgage  File held for the benefit of the
Certificateholders  relating to such Deleted  Mortgage  Loan to the Seller and the Trustee  shall  execute and deliver at the Seller's  direction such instruments of transfer or assignment  prepared by the Seller, in each case without  recourse,  as shall be necessary to vest title in the Seller,  or its designee,  the
Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

                  For  any  month  in  which  the  Seller  substitutes  one or more  Qualified  Substitute
Mortgage Loans for one or more Deleted  Mortgage  Loans,  the Master  Servicer shall  determine the amount
(if any) by which the aggregate  principal balance of all such Qualified  Substitute  Mortgage Loans as of the  date of  substitution  is less  than the  aggregate  Stated  Principal  Balance  of all such  Deleted
Mortgage Loans (after  application of the scheduled  principal  portion of the monthly payments due in the month of  substitution).  The amount of such  shortage  (the  "Substitution  Adjustment  Amount")  plus an amount equal to the aggregate of any unreimbursed  Advances,  Servicing Advances and unpaid Servicing Fees with respect to such Deleted  Mortgage Loans shall be deposited in the related  Collection  Account by the
Seller and the Seller  shall  notify the related  Servicer to deliver a Request for Release  substantially in the form of Exhibit K on or before the Business Day  immediately  preceding  the  Distribution  Date in the month  succeeding  the calendar  month during which the related  Mortgage  Loan became  required to be repurchased  or replaced  hereunder.  Upon receipt of notice from the Seller,  the related  Servicer shall deliver a Request  for  Release  substantially  in the form of  Exhibit K to the  related  Custodian,  the
Trustee and the Trust Administrator.
                  One or more mortgage loans may be substituted  for one or more Deleted  Mortgage  Loans.
The determination of whether a mortgage loan is a Qualified  Substitute  Mortgage Loan may be satisfied on an individual  basis.  Alternatively,  if more than one mortgage loan is to be substituted for one or more
Deleted  Mortgage Loans,  the  characteristics  of such mortgage loans and Deleted Mortgage Loans shall be aggregated  or  calculated  on a weighted  average  basis,  as  applicable,  in  determining  whether such mortgage loans are Qualified Substitute Mortgage Loans.

                  In the event that the Seller shall be required to  repurchase a Mortgage  Loan  pursuant to this Agreement,  the Purchase Price therefor shall be deposited in the related  Collection  Account and the Seller shall notify the related  Servicer to deliver a Request for Release  substantially  in the form of Exhibit K  on or before the  Business Day  immediately  preceding  the  Distribution  Date in the month following  the month during which the Seller  became  obligated  hereunder to  repurchase  or replace such
Mortgage Loan.  Upon receipt of notice from the Seller,  the related  Servicer shall deliver a Request for
Release  substantially  in the form of  Exhibit K to the  related  Custodian,  the  Trustee  and the Trust
Administrator.   Upon  such  deposit  of  the  Purchase  Price  and  receipt  of  a  Request  for  Release substantially  in the form of Exhibit K,  the related  Custodian  shall release the related  Mortgage File held for the benefit of the  Certificateholders  to such Person, and the Trustee shall execute and deliver at such Person's  direction such  instruments of transfer or assignment  prepared by such Person,  in each case without  recourse,  as shall be necessary to transfer  title from the Trustee.  It is understood  and agreed that the  obligation  under this  Agreement of any Person to cure,  repurchase  or  substitute  any
Mortgage  Loan as to which a breach has  occurred  and is  continuing  shall  constitute  the sole  remedy against such Persons respecting such breach available to  Certificateholders,  the Depositor,  the Trustee
or the Trust Administrator on their behalf.

                  The  representations  and warranties  made pursuant to this  Section 2.03  shall survive delivery of the respective  Mortgage Files to the Trustee,  the Trust  Administrator or the Custodians for
the benefit of the Certificateholders.

                  Notwithstanding  the foregoing,  the  substitution of a Deleted  Mortgage Loan that is a
GreenPoint  Serviced  Mortgage Loan or the  repurchase  of a Mortgage  Loan that is a GreenPoint  Serviced
Mortgage  Loan by the Seller  shall be  subject  to, and shall in no way  adversely  affect,  the right of
GreenPoint to continue  servicing  and  collecting  its  Servicing  Fee for such Deleted  Mortgage Loan or
Mortgage Loan, as applicable.

SECTION 2.04.     Representations and Warranties of the Depositor as to the Mortgage Loans.

                  The  Depositor  hereby  represents  and  warrants  to the  Trustee  with  respect to the
Mortgage Loans that, as of the Closing Date,  assuming good title has been conveyed to the Depositor,  the
Depositor  had good title to the  Mortgage  Loans and  Mortgage  Notes,  and did not encumber the Mortgage
Loans during its period of ownership thereof, other than as contemplated by the Agreement.

                  It is understood  and agreed that the  representations  and warranties set forth in this
Section 2.04 shall survive delivery of the Mortgage Files to the related Custodian.

SECTION 2.05.     Delivery of Opinion of Counsel in Connection with Substitutions.

                  Notwithstanding  any contrary provision of this Agreement,  no substitution  pursuant to
Section 2.02  shall be made more than ninety (90) days after the Closing  Date unless the Seller  delivers to the Trustee and the Trust  Administrator  an Opinion of Counsel,  which Opinion of Counsel shall not be at the  expense  of any of the  Trustee,  the Trust  Administrator  or the Trust  Fund,  addressed  to the
Trustee and the Trust  Administrator,  to the effect that such  substitution  will not  (i) result  in the imposition of the tax on "prohibited  transactions" on the Trust Fund or  contributions  after the Startup
Date, as defined in Sections  860F(a)(2) and 860G(d) of  the Code,  respectively,  or (ii) cause any REMIC created  hereunder  to fail to  qualify  as a REMIC at any time  that any  Certificates  are  outstanding;
provided,  however,  that no Opinion of Counsel  shall be required if (A) the  substitution  occurs within two years of the Closing  Date and (B) the  substitution  occurs with  respect to Mortgage  Loans that are
"defective"  under  the Code and the  Seller  delivers  to the  Trustee  and the  Trust  Administrator  an
Officer's Certificate substantially in the form of Exhibit Z.

SECTION 2.06.     Issuance of Certificates.

                  The Trustee  acknowledges  the  assignment to it of the Mortgage Loans together with the assignment  to it of all other  assets  included  in the Trust  Fund,  receipt  of which,  subject  to the provisions of  Section 2.02(a),  is hereby  acknowledged.  Concurrently  with such assignment and delivery and in exchange  therefor,  the Trust  Administrator,  pursuant to the  written  request of the  Depositor executed  by  an  officer  of  the  Depositor,  has  executed  the  Certificates  and  caused  them  to be authenticated  and  delivered to or upon the order of the  Depositor  in  authorized  denominations  which evidence  ownership  of the Trust  Fund.  The  rights  of the  Holders  of such  Certificates  to  receive distributions  from the Trust Fund and all ownership  interests of the Holders of the Certificates in such distributions shall be as set forth in this Agreement.

SECTION 2.07.     REMIC Provisions.

(a)      The  Depositor  hereby  elects and  authorizes  the Trust  Administrator  to treat the Trust Fund
(exclusive of any entitlement to Assigned Prepayment  Premiums,  the Group 4 Interest Rate Cap Agreements,
the assets held in the Group 4  Interest Rate Cap Accounts,  and rights to payments from the  Supplemental
Interest  Account) as the number of separate  REMICs  specified  in the  Preliminary  Statement  (each,  a
"REMIC")  under the Code and,  if  necessary,  under  applicable  state  law and  apply  such  Preliminary
Statement in determining  the rights of the Interests in REMICs thereby  created.  Each such election will be made on Form 1066 or other appropriate  federal tax or information  return (including Form 8811) or any appropriate  state return  (x) for the taxable  year ending on the last day of the calendar  year in which the  Certificates  are issued and (y) for the taxable year ending on the last day of the calendar  year in which  Certificates  are  first  sold to a third  party.  The  Closing  Date is hereby  designated  as the
"startup day" of each REMIC created  hereunder within the meaning of  Section 860G(a)(9)  of the Code. The
"regular  interests"  (within the meaning of  Section 860G of the Code) in each REMIC shall consist of the regular  interests with the terms set forth for each REMIC in the  Preliminary  Statement and the Class AR and Class AR-L  Certificates shall represent the beneficial  ownership of the "residual  interest" in each
REMIC created  hereunder.  Neither the Depositor nor the Trust  Administrator nor the Trustee shall permit the creation of any  "interests"  (within the meaning of Section 860G of the Code) in any REMIC other than as set forth in the Preliminary Statement.

(b)      The Trust  Administrator  shall act as the "tax matters  person" (within the meaning of the REMIC
Provisions) for each REMIC created hereunder,  in the manner provided under Treasury  regulations  section
1.860F  4(d) and  temporary  Treasury  regulations  section  301.6231(a)(7)1T.  In the event  that for any reason, the Trust  Administrator is not recognized as the tax matters person then the Trust  Administrator shall act as agent for the Class AR and the Class AR-L  Certificateholder  as tax matters  person.  By its acceptance  of a Residual  Certificate,  each Holder  thereof  shall have agreed to such  appointment  and shall have consented to the appointment of the Trust  Administrator  as its agent to act on behalf of each
REMIC created hereunder pursuant to the specific duties outlined herein.

(c)      A Holder of a Residual  Certificate,  by the  purchase  of such  Certificate,  shall be deemed to have agreed to timely pay, upon demand by the Trust  Administrator,  the amount of any minimum  California
state  franchise  taxes  due  with  respect  to  the  related  REMIC  created   hereunder  under  Sections
23151(a) and  23153(a) of the California  Revenue and Taxation Code.  Notwithstanding  the foregoing,  the
Trust  Administrator  shall be  authorized  to  retain  the  amount  of such tax  from  amounts  otherwise distributable  to such Holder in the event such Holder  does not  promptly  pay such amount upon demand by the Trust  Administrator.  In the event that any other federal,  state or local tax is imposed,  including without  limitation  taxes imposed on a "prohibited  transaction" of a REMIC as defined in Section 860F of the  Code,  such tax  shall be  charged  against  amounts  otherwise  available  for  distribution  to the
applicable  Holder  of  a  Residual   Certificate  and  then  against  amounts  otherwise   available  for
distribution  to the  Holders of Regular  Certificates  in  accordance  with the  provisions  set forth in
Section 4.01.  The Trust  Administrator or the Trustee shall promptly  deposit in the Certificate  Account any amount of  "prohibited  transaction"  tax that results from a breach of the Trust  Administrator's  or the Trustee's  duties,  respectively,  under this Agreement.  The Master Servicer or the related  Servicer shall  promptly  deposit in the  Certificate  Account  any  amount of  "prohibited  transaction"  tax that results  from a breach of the  Master  Servicer's  or such  Servicer's  duties,  respectively,  under this
Agreement.

(d)      The Trust  Administrator  shall act as  attorney  in fact and as the tax  matters  person of each
REMIC created hereunder and in such capacity the Trust Administrator  shall:  (i) prepare,  sign and file, or cause to be  prepared,  signed and filed,  federal and state tax returns  using a calendar  year as the taxable  year for each REMIC  created  hereunder  when and as required by the REMIC  Provisions  and other applicable  federal  income tax laws as the direct  representative  of each such REMIC in compliance  with the Code and shall  provide  copies of such returns as required by the Code;  (ii) make  an  election,  on behalf of each REMIC created  hereunder,  to be treated as a REMIC on the federal tax return of such REMIC for its first taxable year, in accordance with the REMIC Provisions;  and  (iii) prepare  and forward,  or cause to be prepared and forwarded,  to the  Certificateholders  and to any governmental  taxing authority all  information  reports  as and when  required  to be  provided  to them in  accordance  with the  REMIC
Provisions.   The  expenses  of  preparing   and  filing  such  returns   shall  be  borne  by  the  Trust
Administrator.  The  Depositor,  the Master  Servicer and the related  Servicer  shall provide on a prompt and timely basis to the Trust  Administrator  or its designee such  information with respect to each REMIC created  hereunder  as  is in  their  possession  and  reasonably  required  or  requested  by  the  Trust
Administrator to enable it to perform its obligations under this subsection.

                  In its  capacity  as  attorney  in  fact  and as  the  tax  matters  person,  the  Trust
Administrator  shall  also:  (A) act on behalf of each REMIC  created  hereunder  in  relation  to any tax matter or  controversy  involving the Trust Fund,  (B) represent the Trust Fund in any  administrative  or judicial  proceeding  relating  to an  examination  or audit by any  governmental  taxing  authority  with respect  thereto and (C) cause to be paid solely from the sources  provided herein the amount of any taxes imposed  on each  REMIC  created  hereunder  when  and as the  same  shall be due and  payable  (but  such obligation shall not prevent the Trust  Administrator or any other appropriate  Person from contesting any such tax in  appropriate  proceedings  and shall not  prevent  the Trust  Administrator  from  withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).

(e)      The Trust  Administrator  shall  provide  (i) to any  transferor of a Residual  Certificate  such information  as is  necessary  for the  application  of any tax  relating  to the  transfer  of a Residual
Certificate  to  any  Person  who is not a  permitted  transferee,  (ii) to  the  Certificateholders  such information or reports as are required by the Code or the REMIC Provisions  including  reports relating to interest,  original  issue  discount and market  discount or premium and  (iii) to  the  Internal  Revenue
Service  the  name,  title,   address  and  telephone  number  of  the  person  who  shall  serve  as  the representative of each REMIC created hereunder.

(f)      The Trustee, to the extent directed by the Trust  Administrator,  the Depositor and the Holder of
the Residual  Certificates  shall take any action or cause the Trust Fund to take any action  necessary to create or maintain the status of each REMIC created  hereunder as a REMIC under the REMIC  Provisions  and shall  assist each other as  necessary to create or maintain  such  status.  Neither the  Trustee,  to the extent  directed  or (in the case of a failure to act) not  directed by the Trust  Administrator,  nor the
Holder of the  Residual  Certificates  shall take any  action,  cause the Trust Fund to take any action or fail to take (or fail to cause the Trust Fund to take) any action  that,  under the REMIC  Provisions,  if taken or not taken, as the case may be, could  (i) endanger the status of each REMIC created  hereunder as a REMIC or  (ii) result in the  imposition of a tax upon a REMIC  (including,  but not limited to, the tax on prohibited transactions as defined in Code  Section 860F(a)(2) and the tax on prohibited  contributions set forth in  Section 860G(d) of  the Code)  (either  such event,  an "Adverse  REMIC  Event")  unless the
Trustee  and the Trust  Administrator  have  received an Opinion of Counsel  (at the  expense of the party seeking to take such action) to the effect that the  contemplated  action  shall not endanger  such status or result in the imposition of such a tax.

                  The  Trustee  and the  Trust  Administrator  shall  not take or fail to take any  action
(whether or not  authorized  hereunder) as to which the Master  Servicer,  a Servicer or the Depositor has advised it in writing  that it has  received  an  Opinion of Counsel to the effect  that an Adverse  REMIC
Event could occur with  respect to such action.  In  addition,  prior to taking any action with respect to a REMIC or their  assets,  or  causing  any  REMIC  created  hereunder  to take any  action,  which is not expressly  permitted  under the terms of this  Agreement,  the Trustee and the Trust  Administrator  shall consult with the Master  Servicer,  the Servicers and the Depositor or their designees,  in writing,  with respect to whether  such  action  could cause an Adverse  REMIC  Event to occur with  respect to any REMIC created  hereunder  and the  Trustee and the Trust  Administrator  shall not take any such action or cause that REMIC to take any such action as to which the Master  Servicer,  any  Servicer or the  Depositor  has
advised it in writing that an Adverse REMIC Event could occur.

                  In addition,  prior to taking any action with respect to any REMIC created  hereunder or the assets  therein,  or causing any REMIC  created  hereunder to take any action,  which is not expressly permitted under the terms of this Agreement,  the Holder of the Residual  Certificates  shall consult with the Trust  Administrator or its designee,  in writing,  with respect to whether such action could cause an
Adverse  REMIC Event to occur with respect to any REMIC created  hereunder,  and no such Person shall take any  action or cause  the Trust  Fund to take any such  action  as to which  the Trust  Administrator  has advised it in writing  that an Adverse  REMIC Event could occur.  The Trustee and the Trust  Administrator may consult  with counsel to make such  written  advice,  and the cost of same shall be borne by the party seeking to take action not permitted by this Agreement.

                  At all times as may be  required  by the Code,  the Trust  Administrator  shall,  to the extent  within its  control  and the scope of its duties  more  specifically  set forth  herein,  maintain substantially  all of the assets of each REMIC created  hereunder as  "qualified  mortgages" as defined in
Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g)      In the  event  that  any  tax is  imposed  on  "prohibited  transactions"  of any  REMIC  created hereunder,  as defined in  Section 860F(a)(2)  of the Code, on "net income from  foreclosure  property" of such REMIC, as defined in  Section 860G(c) of  the Code, on any contributions to a REMIC after the Startup
Day  therefor  pursuant  to  Section 860G(d) of  the Code,  or any other tax is imposed by the Code or any applicable  provisions of state or local tax laws, such tax shall be charged (i) to the related  Servicer, if such  Servicer has in its sole  discretion  determined  to indemnify the Trust Fund against such tax or if such tax arises out of or results from a breach of such  Servicer's  duties  under  (x) Section 2.07(j)
of this  Agreement  to not  enter  into any  arrangement  by which a REMIC  would  receive  a fee or other compensation  for  services  or to permit  such  REMIC to  receive  any  income  from  assets  other  than
"qualified  mortgages"  or  "permitted  investments,"  (y) Section 3.01  of this  Agreement to not make or permit any  modification,  waiver or amendment of any  Mortgage  Loan which would cause any REMIC  created hereunder to fail to qualify as a REMIC or result in the  imposition  of any tax under  Section 860F(a) or
Section 860G(d) of  the Code or (z)  Section 3.11(c) of  this Agreement to not cause any  REO Property  to fail to qualify as  "foreclosure  property"  within the  meaning of  Section 860G(a)(8)  of the Code or to subject any REMIC created  hereunder to the imposition of any federal,  state or local income taxes on the income earned from such Mortgaged  Property under  Section 860G(c) of  the Code of otherwise,  (ii) to the
Master  Servicer,  if such tax arises out of or results from a breach by the Master Servicer of any of its obligations  under this  Agreement or if the Master  Servicer  has in its sole  discretion  determined  to indemnify  the Trust Fund against such tax,  (iii) to the Trust  Administrator,  if such tax arises out of or results  from a breach by the Trust  Administrator  of any of its  obligations  under this  Article II,
(iv) to  the  Trustee,  if such tax arises out of or  results  from a breach by the  Trustee of any of its obligations  under this Article II or (v) otherwise  against amounts on deposit in the Collection  Account as provided by Section 3.08 and on the Distribution  Date(s)  following such  reimbursement  the aggregate of such taxes shall be allocated in reduction of the Interest  Distribution  Amount on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

                  In accordance with  Section 2.07(c),  the related  Servicer,  the Master  Servicer,  the
Trustee or the Trust  Administrator,  as applicable,  shall promptly deposit in the Certificate Account or
Collection Account, as applicable, any amount of such tax.

                  For  purposes  of  this  Section 2.07(g),  a tax is  imposed  following  the  final  and unappealable  determination  under the Code of the amount of such tax and  written  notice  thereof by the
Tax Matters Person to the party to be charged.

                  The failure of the Master  Servicer or the related  Servicer to promptly  deposit in the
Certificate  Account or Collection  Account,  as  applicable,  any amount of such tax shall be an Event of
Default, as provided in Section 8.01(b).

(h)      The Trust Administrator  shall, for federal income tax purposes,  maintain books and records with respect to each REMIC  created  hereunder on a calendar  year and on an accrual  basis or as otherwise may be required by the REMIC Provisions.

(i)      Following  the  Startup  Day,  none of any  Servicer,  the Trustee  (which  shall act only at the direction of the Trust  Administrator  or as otherwise  specifically  provided in this  Agreement)  or the
Trust  Administrator  shall  accept any  contributions  of assets to any REMIC  created  hereunder  unless
(subject to Section 2.05)  such Servicer,  the Trustee or the Trust  Administrator  shall have received an
Opinion of Counsel  (at the  expense of the party  seeking to make such  contribution)  to the effect that the  inclusion  of such  assets in a REMIC  will not cause that REMIC to fail to qualify as a REMIC at any time that any Certificates  are  outstanding,  or subject that REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)      None  of any  Servicer,  the  Trustee  (which  shall  act  only  at the  direction  of the  Trust
Administrator or as otherwise  specifically  provided in this Agreement) or the Trust  Administrator shall
(subject  to  Section 2.05)  enter  into any  arrangement  by which a REMIC  will  receive  a fee or other compensation  for services  nor permit such REMIC to receive any income from assets other than  "qualified mortgages"  as  defined  in  Section 860G(a)(3)  of the Code or  "permitted  investments"  as  defined  in
Section 860G(a)(5) of the Code.

(k)      Within 30 days after the  Closing  Date,  the Trust  Administrator  shall  apply to the  Internal
Revenue  Service for an employer  identification  number for each REMIC  created  hereunder  by means of a
Form SS-4 or other  acceptable  means and prepare and file with the  Internal  Revenue  Service Form 8811,
"Information  Return for Real Estate Mortgage  Investment  Conduits (REMIC) and Issuers of  Collateralized
Debt Obligations" for each REMIC created hereunder.

(l)      None of the Trustee  (which  shall act only at the  direction  of the Trust  Administrator  or as otherwise  specifically provided in this Agreement),  the Trust Administrator,  the Master Servicer or any
Servicer shall sell,  dispose of or substitute  for any of the Mortgage  Loans (except in connection  with
(i) the  default,  imminent  default or foreclosure of a Mortgage Loan,  including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure,  (ii) the  bankruptcy of any REMIC created hereunder,  (iii) the  termination of any REMIC created hereunder pursuant to Article
X of  this  Agreement  or  (iv) a  purchase  of  Mortgage  Loans  pursuant  to  Article  II or III of this
Agreement)  nor acquire any assets for a REMIC,  nor sell or dispose of any  investments in the Collection
Account or the  Certificate  Account  for gain nor accept any  contributions  to a REMIC after the Closing
Date  (a) unless  it has  received  an Opinion of Counsel  that such sale,  disposition,  substitution  or acquisition will not affect  adversely the status of any REMIC created  hereunder as a REMIC or (b) unless the Master  Servicer or such Servicer has  determined  in its sole  discretion to indemnify the Trust Fund against such tax.

(m)      In order to enable  the Trust  Administrator  to  perform  its  duties as set forth  herein,  the
Depositor  shall provide,  or cause to be provided to the Trust  Administrator,  within ten days after the
Closing Date, all information or data the Trust  Administrator  determines to be relevant for tax purposes to the valuations and offering  prices of the  Certificates,  including,  without  limitation,  the price, yield,  prepayment  assumption and projected cash flows of the Certificates and the Mortgage Loans and the
Trust  Administrator  shall  be  entitled  to rely  upon  any and all  such  information  and  data in the performance  of its duties set forth herein.  Thereafter,  the Master  Servicer  shall  provide,  promptly upon  request  therefor,  any  such  additional  information  or  data  that  the  Trustee  or  the  Trust
Administrator  may from time to time  reasonably  request  in order to enable  the  Trustee  and the Trust
Administrator  to perform  their  duties as set forth  herein and the Trustee and the Trust  Administrator shall be  entitled to rely upon any and all such  information  and data in the  performance  of its duties set forth  herein.  DLJMC shall  indemnify  the Trust  Administrator  and hold it  harmless  for any loss, liability,  damage, claim or expense of the Trust Administrator  arising from any failure of the Depositor to provide,  or to cause to be provided,  accurate  information  or data to the Trust  Administrator  on a timely basis.  The Master  Servicer shall  indemnify the Trustee and the Trust  Administrator  and hold it harmless  for any loss,  liability,  damage,  claim or expense of the Trustee and the Trust  Administrator arising  from any  failure  of the  Master  Servicer  to  provide,  or to cause to be  provided,  accurate information  or data  required  to be  provided  by the  Master  Servicer  to the  Trustee  and the  Trust
Administrator  on a timely  basis;  provided,  however,  that if any  Servicer  shall fail to provide such information to the Master Servicer upon timely request for such information by the Master  Servicer,  that
Servicer  shall  indemnify  the Master  Servicer,  the  Trustee  and the Trust  Administrator  and hold it harmless for any loss,  liability,  damage,  claim or expense of the Master Servicer,  the Trustee and the
Trust  Administrator  arising  from any failure of that  Servicer to provide,  or to cause to be provided, the  information  referred to above on a timely basis.  The  indemnification  provisions  hereunder  shall survive the  termination of this  Agreement and shall extend to any co-trustee and co-Trust  Administrator appointed pursuant to this Agreement.

(n)      The Trust  Administrator  shall  account for the rights of the Holders of the LIBOR  Certificates to receive  payments in respect of Basis Risk  Shortfalls and the rights of the Holders of the Class 4-A-2
Certificates  to receive  payments from the  Supplemental  Interest  Account as rights in an interest rate cap  contract  written  by the  Class 4-X  Certificateholders  in  favor  of  the  Holders  of  the  LIBOR
Certificates  and not as an  obligation of  REMIC III,  whose  obligation to pay interest on the REMIC III
Regular  Interests  evidenced  by such  Certificates  will be subject to a cap equal to the Net Funds Cap.
The Trust  Administrator  shall  account  for such rights as property  held  separate  and apart from such
REMIC III Regular  Interests  as required by Treasury  regulation  section  1.860G-2(i).  Any amounts paid from  the  Interest  Remittance  Amount  or  Principal  Remittance  Amount  to the  holders  of the  LIBOR
Certificates  in respect of Basis Risk  Shortfalls or to the  Supplemental  Interest  Trust for payment to the Swap  Counterparty  shall be deemed to have first been  distributed  from REMIC III to the  holders of the Class 4-X  Certificates in respect of REMIC III Regular  Interest 4-X-IO and then paid by such holders to the holders of the LIBOR  Certificates or the Supplemental  Interest Trust, as applicable.  Any amounts distributed to the holders of the  Class 4-A-2  Certificates  by the Trust  Administrator  from amounts it receives  from the  Supplemental  Interest  Account shall be deemed to have first been paid outside of any
REMIC to the  holders  of the  Class 4-X  Certificates  in  respect of their  rights  with  respect to the
Supplemental  Interest  Trust and then  paid  outside  of any  REMIC by such  holders  to  holders  of the
Class 4-A-2  Certificates.  In addition, the Class 4-X  Certificateholders shall be deemed to have entered into a contractual  arrangement with the Class AR and Class AR-L  Certificateholders  whereby the Class AR and Class AR-L  Certificateholders  agree to pay to the Class 4-X  Certificateholders on each Distribution
Date amounts that would, in the absence of such contractual  agreement,  be distributable  with respect to the residual interest in REMIC III pursuant to  Section 4.01(II)(d)(xv)  (which amounts are expected to be zero).  Thus each Group 4 Senior  Certificate and Class 4-M  Certificate  shall be treated as representing ownership  of not only a REMIC III  Regular  Interest,  but also  ownership  of an interest in an interest rate cap contract.  Each  Class 4-X  Certificate  shall be treated as  representing  ownership of not only two  REMIC III  Regular  Interests,  but  also  ownership  of an  obligation  under an  interest  rate cap contract.  For purposes of  determining  the issue price of the  REMIC III  Regular  Interests,  the Trust
Administrator shall assume that the interest rate cap contract has a value of $5,000.

                  For any  Distribution  Date on which there is a payment  under a Group 4  Interest  Rate
Cap  Agreement  based on a  notional  balance  in excess of the Class  Principal  Balance  of the  related
Group 4 Certificates,  the amount representing such excess payment shall not be an asset of the Trust and, instead,  shall be paid into and  distributed  out of a separate  trust created by this  Agreement for the benefit of the related Group 4  Certificates and shall be distributed to the related Group 4  Certificates pursuant to  Section 4.01(II).  The Trust  Administrator  shall not be  responsible  for any tax reporting with respect to such separate trust.

SECTION 2.08.     Covenants of the Master Servicer and each Servicer.

                  The Master Servicer and each Servicer,  severally and not jointly,  hereby  covenants to the Depositor, the Trustee and the Trust Administrator as follows:

(a)      Such Servicer or the Master  Servicer shall comply in the  performance of its  obligations  under this Agreement  with all reasonable  rules and  requirements  of the insurer under each Mortgage  Guaranty
Insurance Policy; and

(b)      No written  information,  certificate  of an officer,  statement  furnished in writing or written
report  delivered  to  the  Depositor,   any  affiliate  of  the  Depositor,  the  Trustee  or  the  Trust
Administrator  and  prepared by the Master  Servicer or such  Servicer  pursuant to this  Agreement  shall contain any untrue statement of a material fact.

                                                ARTICLE III

                                       ADMINISTRATION AND SERVICING
                                            OF MORTGAGE LOANS

SECTION 3.01.     Servicers to Service Mortgage Loans.

                  For and on behalf of the  Certificateholders,  as independent  contractors of the Trust,
(i) each  Servicer,  severally and not jointly,  shall service and administer  the related  Non-Designated
Mortgage Loans in accordance  with the terms of this Agreement and with Accepted  Servicing  Practices and with  all  applicable  requirements  of  the  Servicing  Criteria,  (ii) the  Master  Servicer  shall,  in accordance  with  Section 3.03  of this  Agreement,  master  service  and  administer  the  Non-Designated
Mortgage  Loans by overseeing  and enforcing the  servicing of the  Non-Designated  Mortgage  Loans by the related  Servicer  according to the terms of this  Agreement  and  (iii) the  Master  Servicer  shall,  in accordance  with the  Section 3.20  of this  Agreement,  master  service  and  administer  the  Designated
Mortgage Loans by overseeing  and enforcing the servicing of the Designated  Mortgage Loans by the related
Designated  Servicer  according  to  the  terms  of  the  related  Designated  Servicing  Agreement.   The
obligations of each of SPS,  GreenPoint  and Wells Fargo  hereunder to service and administer the Mortgage
Loans shall be limited to the SPS Serviced  Mortgage  Loans,  GreenPoint  Serviced  Mortgage Loans and the
Wells Fargo  Serviced  Mortgage  Loans,  respectively;  and with respect to the duties and  obligations of each  Servicer,  references  herein to related  "Mortgage  Loans"  shall be  limited  to the SPS  Serviced
Mortgage  Loans (and the related  proceeds  thereof and related REO  Properties)  in the case of SPS,  the
GreenPoint  Serviced  Mortgage Loans (and the related  proceeds thereof and related REO Properties) in the case of GreenPoint  and the Wells Fargo  Serviced  Mortgage  Loans (and the related  proceeds  thereof and related  REO  Properties)  in the case of  Wells  Fargo;  and in no  event  shall  any  Servicer  have any responsibility  or liability  with respect to any of the other  Mortgage  Loans.  The  obligations  of the
Master  Servicer to master service and administer  the  Non-Designated  Mortgage Loans shall be limited to the Wells Fargo  Serviced  Mortgage  Loans,  the SPS Serviced  Mortgage  Loans,  the  GreenPoint  Serviced
Mortgage  Loans  and  the  Special  Serviced  Mortgage  Loans.  In  connection  with  such  servicing  and administration  of the  Non-Designated  Mortgage  Loans,  the Master Servicer and each Servicer shall have full power and authority,  acting alone and/or through  Sub-Servicers as provided in Section 3.02  hereof, to do or cause to be done any and all things that it may deem  necessary or desirable in  connection  with such servicing and administration,  including but not limited to, the power and authority,  subject to the terms hereof (i) to  execute and deliver,  on behalf of the  Certificateholders  and the Trust,  customary consents or waivers and other  instruments  and documents,  (ii) to  consent to transfers of any Mortgaged
Property and  assumptions of the Mortgage Notes and related  Mortgages (but only in the manner provided in this  Agreement),  (iii) to collect any Insurance  Proceeds and other  Liquidation  Proceeds,  and (iv) to effectuate  foreclosure  or other  conversion  of the  ownership of the  Mortgaged  Property  securing any
Mortgage  Loan;  provided,  that neither the Master  Servicer nor a Servicer shall take any action that is inconsistent  with  or  prejudices  the  interests  of the  Trust  Fund or the  Certificateholders  in any
Mortgage Loan or the rights and interests of the Depositor,  the Trustee,  the Trust  Administrator or the
Certificateholders  under this  Agreement.  The Master  Servicer and each  Servicer  shall  represent  and protect the  interests of the Trust Fund in the same manner as it protects  its own  interests in mortgage loans in its own portfolio in any claim,  proceeding or litigation  regarding a Mortgage  Loan,  and shall not make or permit any  modification,  waiver or amendment of any Mortgage Loan that would cause any REMIC created  hereunder  to  fail  to  qualify  as a  REMIC  or  result  in the  imposition  of any  tax  under
Section 860F(a) or  Section 860G(d) of  the Code.  Without  limiting the generality of the foregoing,  the
Master  Servicer and each  Servicer,  in its own name or in the name of the  Depositor  and the Trust,  is hereby authorized and empowered by the Depositor,  the Trust and the Trust Administrator,  when the Master
Servicer or such Servicer believes it appropriate in its reasonable  judgment,  to execute and deliver, on behalf of the Trust, the Trustee, the Trust Administrator,  the Depositor,  the  Certificateholders or any
of them,  any and all  instruments  of  satisfaction  or  cancellation,  or of partial or full  release or discharge and all other  comparable  instruments,  with respect to the Mortgage Loans, and with respect to the Mortgaged  Properties  held for the benefit of the  Certificateholders.  The Master  Servicer and each
Servicer  shall prepare and deliver to the  Depositor  and/or the Trustee  and/or the Trust  Administrator
such  documents  requiring  execution  and  delivery  by  either  or  both of  them  as are  necessary  or appropriate  to enable the Master  Servicer or such Servicer to master  service and  administer or service and  administer  the  Mortgage  Loans,  as  applicable,  to the extent  that the Master  Servicer  or such
Servicer is not  permitted  to execute and deliver  such  documents  pursuant to the  preceding  sentence.
Upon  receipt of such  documents,  the  Depositor  and/or the  Trustee  or the Trust  Administrator  shall execute such documents and deliver them to the Master Servicer or such Servicer.

                  In  accordance  with the  standards  of the first  paragraph  of this  Section 3.01  and unless  determined in good faith to be a Nonrecoverable  Advance,  each Servicer shall advance or cause to be advanced  funds as necessary for the purpose of effecting the payment of taxes and  assessments  on the
Mortgaged  Properties related to the Non-Designated  Mortgage Loans, which advances  constitute  Servicing
Advances and shall be  reimbursable  in the first  instance from related  collections  from the Mortgagors pursuant to  Section 3.06,  and further as provided  in  Section 3.08.  In no event shall any  Servicer be required to make any  Servicing  Advance  which  would  constitute  a  Nonrecoverable  Advance.  The costs incurred  by a  Servicer,  if any,  in  effecting  the timely  payments  of taxes and  assessments  on the
Mortgaged  Properties  related to the  Non-Designated  Mortgage Loans and related insurance premiums shall not, for the purpose of  calculating  monthly  distributions  to the  Certificateholders,  be added to the
Stated Principal Balances of the related  Non-Designated  Mortgage Loans,  notwithstanding  that the terms of such Non-Designated  Mortgage Loans so permit;  provided,  however,  that the limitations  contained in this  sentence  shall not apply to  modifications  made pursuant to  Section 3.05(a).  The parties to this
Agreement  acknowledge  that  Servicing  Advances  shall be  reimbursable  pursuant  to the  terms of this
Agreement  and agree that no Servicing  Advance shall be rejected or disallowed by any party unless it has been shown that such Servicing Advance was not made in accordance with this Agreement.

                  Each Servicer  hereby  acknowledges  that,  to the extent such  Servicer has  previously serviced some or all of the  Non-Designated  Mortgage Loans pursuant to another servicing  agreement,  the servicing  provisions  contained in this Agreement shall supersede the servicing  provisions  contained in such  other  servicing  agreement  from and after the  Closing  Date,  except  that such  other  servicing agreement shall survive and govern with respect to excess  servicing fees and  termination  without cause.
In addition,  the Master  Servicer  hereby  acknowledges  that,  to the extent the Master  Servicer or any
Designated  Servicer has  previously  serviced some or all of the  Designated  Mortgage  Loans pursuant to another  servicing  agreement,  the provisions  contained in the related  Designated  Servicing  Agreement shall  supersede the  provisions  contained in such other  servicing  agreement from and after the Closing
Date.

                  Notwithstanding  anything  in  this  Agreement  to the  contrary,  the  purchase  of any
GreenPoint  Serviced  Mortgage Loan by any Person shall be subject to the rights of GreenPoint to continue servicing such GreenPoint  Serviced  Mortgage Loan for the same Servicing Fee  substantially in accordance with the terms of this  Agreement  and the  purchase  of any Wells  Fargo  Serviced  Mortgage  Loan by any
Person  shall be subject to the rights of Wells Fargo to  continue  servicing  such Wells  Fargo  Serviced
Mortgage Loan for the same Servicing Fee substantially in accordance with the terms of this Agreement.

                  With  respect to each  Mortgage  Loan,  the related  Servicer  shall fully  furnish,  in accordance  with the Fair Credit  Reporting Act and its  implementing  regulations,  accurate and complete information  (e.g., favorable  and  unfavorable)  on its borrower  credit  files to Equifax,  Experian and
Trans Union Credit Information Company, on a monthly basis.

                  Each  Servicer  is  authorized   and  empowered  by  the  Trustee,   on  behalf  of  the
Certificateholders  and the Trustee,  in its own name or in the name of any Sub-Servicer,  when a Servicer or any  Sub-Servicer,  as the case may be,  believes it  appropriate  in its best judgment to register any related  Mortgage Loan on the MERS® System,  or cause the removal from the  registration  of such Mortgage
Loan on the MERS® System, to execute and deliver, on behalf of the Trustee and the  Certificateholders  or any of them, any and all instruments of assignment and other  comparable  instruments with respect to such assignment or  re-recording  of a Mortgage in the name of MERS,  solely as nominee for the Trustee and its successors and assigns.

SECTION 3.02.     Subservicing; Enforcement of the Obligations of Sub-Servicers.

(a)      The  Non-Designated  Mortgage Loans may be subserviced by a Sub-Servicer on behalf of the related
Servicer in accordance with the servicing  provisions of this Agreement;  provided,  that the Sub-Servicer must be a  FNMA-approved  lender  or a  FHLMC  seller/servicer  in  good  standing.  With  respect  to the
Non-Designated Mortgage Loans, each Servicer may perform any of its servicing  responsibilities  hereunder or may cause the Sub-Servicer to perform any such servicing  responsibilities  on its behalf,  but the use by such  Servicer  of the  Sub-Servicer  shall  not  release  such  Servicer  from any of its  obligations hereunder  and such  Servicer  shall  remain  responsible  hereunder  for all acts  and  omissions  of the
Sub-Servicer  as fully as if such acts and  omissions  were those of such  Servicer.  With  respect to the
Non-Designated  Mortgage Loans, each Servicer shall pay all fees and expenses of any Sub-Servicer  engaged by such Servicer from its own funds.

                  A Servicer  shall not permit a  Sub-Servicer  to perform any servicing  responsibilities hereunder  with respect to the  Non-Designated  Mortgage  Loans unless that  Sub-Servicer  first agrees in writing  with  such  Servicer  to  deliver  an  1123  Certificate,  an  Assessment  of  Compliance  and an
Accountant's  Attestation  in such  manner and at such times that  permits  that  Servicer  to comply with
Sections 13.06, 13.07 and 13.08 of this Agreement.

                  Notwithstanding the foregoing,  with respect to the Non-Designated  Mortgage Loans, each
Servicer  shall be entitled to outsource one or more separate  servicing  functions to a Person (each,  an
"Outsourcer")  that  does  not meet  the  eligibility  requirements  for a  Sub-Servicer,  so long as such outsourcing  does  not  constitute  the  delegation  of  such  Servicer's  obligation  to  perform  all or substantially  all of the servicing of the related  Non-Designated  Mortgage Loans to such Outsourcer.  In such event,  the use by a Servicer of any such Outsourcer  shall not release the related Servicer from any of its  obligations  hereunder  and such  Servicer  shall remain  responsible  hereunder  for all acts and omissions of such  Outsourcer  as fully as if such acts and  omissions  were those of such  Servicer,  and such Servicer shall pay all fees and expenses of the Outsourcer from such Servicer's own funds.

                  A Servicer shall not outsource one or more separate servicing  functions  hereunder with respect to the Non-Designated  Mortgage Loans to any Subcontractor  unless that Subcontractor first agrees in writing with such Servicer to deliver an Assessment of Compliance  and an  Accountant's  Attestation in
such manner and at such times that permits that Servicer to comply with  Sections  13.07 and 13.08 of this
Agreement.

                  Each  Servicer  may in  connection  with its  duties as  Servicer  hereunder  enter into transactions  with any of its Affiliates  relating to the  Non-Designated  Mortgage  Loans;  provided that
(a) such  Servicer  acts  (i) in  accordance  with  Accepted  Servicing  Practices  and the  terms of this
Agreement,  and  (ii) in the  ordinary  course of business  of such  Servicer;  and (b) the  terms of such transaction  are no less  favorable to such  Servicer  than it would  obtain in a comparable  arm's-length transaction  with a Person  that is not an  Affiliate  of such  Servicer.  Notwithstanding  the  preceding sentence,  any such  transaction  between a Servicer  and any of its  Affiliates  shall not  release  such
Servicer from any of its obligations  hereunder and such Servicer shall remain  responsible  hereunder for all acts and omissions of such  Affiliate  with respect to such Mortgage  Loans serviced by it as fully as if such  acts  and  omissions  were  those  of such  Servicer.  Any fees  and  expenses  relating  to such transaction  between such Servicer and its Affiliate that are not otherwise  reimbursable to such Servicer pursuant to this  Agreement  shall be borne by the  parties  thereto and shall not be an expense or fee of the Trust, the Depositor, the Trustee, the Trust Administrator, the Seller or the Master Servicer.

(b)      With  respect to any  Non-Designated  Mortgage  Loans,  at the cost and  expense  of a  Servicer, without any right of  reimbursement  from the  Depositor,  the  Trustee,  the Trust  Administrator  or the
applicable   Collection   Account,   such  Servicer   shall  be  entitled  to  terminate  the  rights  and
responsibilities  of its Sub-Servicer and arrange for any servicing  responsibilities to be performed by a successor  Sub-Servicer  meeting the requirements set forth in Section 3.02(a),  provided,  however,  that nothing  contained  herein  shall be deemed to prevent  or  prohibit  such  Servicer,  at such  Servicer's option,  from electing to service the related  Non-Designated  Mortgage Loans itself.  In the event that a
Servicer's  responsibilities and duties under this Agreement are terminated pursuant to Section 8.01,  and if requested to do so by the Trustee or Trust  Administrator  or such Servicer  shall, at its own cost and expense  terminate  the  rights  and  responsibilities  of  its  Sub-Servicer  as  soon  as is  reasonably possible.  Each  Servicer  shall pay all fees,  expenses or penalties  necessary in order to terminate the rights and  responsibilities  of its  Sub-Servicer  from such  Servicer's  own funds  without any right of reimbursement from the Depositor, Trustee, Trust Administrator, or the applicable Collection Account.

(c)      Notwithstanding  any of the provisions of this Agreement  relating to agreements or  arrangements between a Servicer and its  Sub-Servicer  or a Servicer and its  Outsourcer,  or any  reference  herein to actions taken through the Sub-Servicer,  the Outsourcer,  or otherwise,  the related Servicer shall not be
relieved  of  its  obligations  to  the  Depositor,   the  Trust,  Trustee,  the  Trust  Administrator  or
Certificateholders  and shall be obligated to the same extent and under the same terms and  conditions  as if it alone were servicing and  administering  the related  Non-Designated  Mortgage Loans.  Each Servicer shall be entitled to enter into an agreement with its Sub-Servicer and Outsourcer for  indemnification  of such Servicer by such Sub-Servicer or Outsourcer,  as applicable,  and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  For  purposes  of this  Agreement,  a  Servicer  shall be  deemed to have  received  any collections,  recoveries or payments with respect to the related  Non-Designated  Mortgage  Loans that are received by a related  Sub-Servicer  regardless of whether such payments are remitted by the  Sub-Servicer to such Servicer.

                  Any  Subservicing  Agreement  and any other  transactions  or  services  relating to the
Non-Designated  Mortgage Loans  involving a Sub-Servicer  shall be deemed to be between the  Sub-Servicer, and the related  Servicer  alone,  and the Depositor,  the Trustee,  the Trust  Administrator,  the Master
Servicer,  the other Servicers and the Special  Servicer shall have no obligations,  duties or liabilities with respect to a Sub-Servicer including no obligation,  duty or liability of the Depositor,  Trustee, the
Trust   Administrator,   the  Master  Servicer,   the  Special  Servicer  or  other  Servicers  to  pay  a
Sub-Servicer's fees and expenses.

(d)      Each  Servicer  is hereby  authorized  to enter  into a  financing  or other  facility  (any such arrangement,  a  "Facility")  under  which  (i) such  Servicer  assigns or  pledges  to another  person (a
"Lender")  (A) such  Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing
Advances,  and  (B) any  and all  rights  of such  Servicer  under  this  Agreement  resulting  from  such
Servicer's  performance of its  obligations  under this  Agreement,  including,  without  limitation,  any
Servicing  Fees,  interest  income,  Ancillary  Income,  and other payments  received by such Servicer for servicing  the Mortgage  Loans  related  thereto and (ii) the  Lender  agrees to fund some or all Advances and/or  Servicing  Advances  required to be made by such Servicer  pursuant to this Agreement.  No consent of the Trustee,  Trust  Administrator,  Master  Servicer,  Certificateholders,  Rating Agency or any other party is required before such Servicer may enter into a Facility;  provided,  however, that the consent of the Trust  Administrator  shall be required  before such Servicer may cause to be  outstanding at one time more than one  Facility.  Notwithstanding  the  existence  of any  Facility,  such  Servicer  shall remain obligated  pursuant to this Agreement to make Advances and Servicing  Advances pursuant to and as required by this  Agreement,  and to perform all duties and  obligations  of such Servicer under this Agreement and shall not be relieved of such obligations by virtue of such Facility.

SECTION 3.03.     Master Servicing by Master Servicer.

                  For and on behalf of the  Certificateholders,  the Master  Servicer  shall  oversee  and enforce the  obligation  of Wells  Fargo,  GreenPoint  and SPS to service and  administer  the Wells Fargo
Serviced   Mortgage  Loans,   GreenPoint   Serviced  Mortgage  Loans  and  SPS  Serviced  Mortgage  Loans,
respectively,  in accordance  with the terms of this  Agreement and shall have full power and authority to do any and all things which it may deem  necessary or desirable in connection  with such master  servicing and  administration.  In performing its obligations  hereunder,  the Master Servicer shall act in a manner consistent  with this  Agreement and with  customary and usual  standards of practice of prudent  mortgage loan master  servicers.  Furthermore,  the Master Servicer shall oversee and consult with the Servicers as necessary from  time-to-time  to carry out the Master  Servicer's  obligations  hereunder,  shall receive, review and  evaluate  all  reports,  information  and other data  provided  to the Master  Servicer by the
Servicers and shall cause each Servicer to perform and observe the covenants,  obligations  and conditions to be performed or observed by such Servicer under this Agreement.

                  With respect to any  Distribution  Date, no later than the related Cash Remittance Date, the Master  Servicer shall remit to the Trust  Administrator  for deposit in the  Certificate  Account the amount of the Compensating  Interest Payment for the Master Servicer,  with respect to each Mortgage Loan, for the  related  Prepayment  Period,  to the extent any of Wells  Fargo,  GreenPoint,  SPS or the related
Designated  Servicer,  as  applicable,  defaults  in its  obligation  to make such  Compensating  Interest
Payment  pursuant  to  Section 3.05.  The  aggregate  of such  deposits  shall  be made  from  the  Master
Servicer's own funds, without reimbursement therefor.

SECTION 3.04.     Trustee to Act as Master Servicer or Servicer.

                  In the event  that (A) the  Master  Servicer  shall  for any  reason no longer be Master
Servicer  hereunder or (B) any Servicer  shall for any reason no longer be a Servicer  hereunder and, with respect to any Servicer,  the Master Servicer shall for any reason no longer be Master Servicer  hereunder
(including,  in each  case,  by  reason  of an Event of  Default),  the  Trustee  or its  successor  shall thereupon  assume all of the rights and  obligations  of the Master  Servicer or such  Servicer  hereunder arising  thereafter  (except that the Trustee shall not be (i) liable for losses of the Master Servicer or such Servicer pursuant to Section 3.09  hereof or any acts or omissions of the related  predecessor of the
Master  Servicer or such Servicer  hereunder,  (ii) obligated  to make  Advances if it is prohibited  from doing so by applicable law,  (iii) obligated to effectuate  repurchases or substitutions of Mortgage Loans hereunder  including,  but not limited to,  repurchases  or  substitutions  of Mortgage  Loans pursuant to
Section 2.02 or 2.03 hereof or (iv) deemed to have made any  representations  and warranties of the Master
Servicer or such Servicer  hereunder);  (v) be obligated to perform any obligation of the Master  Servicer or such Servicer  under  Section 13.06  or  Section 13.08  with respect to any period of time during which the Trustee was not acting as the Master Servicer or Servicer).  Any such  assumption  shall be subject to
Section 8.02  hereof.  Notwithstanding  the  foregoing,  if the  Trustee has become the  successor  to the
Master  Servicer or a Servicer  hereunder,  the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act,  appoint,  or  petition  a court of  competent  jurisdiction  to  appoint,  any established  mortgage loan servicing  institution,  the appointment of which does not adversely affect the then-current  rating of the Certificates,  as the successor to the Master Servicer or a Servicer hereunder in the  assumption  of all or any  part of the  responsibilities,  duties  or  liabilities  of the  Master
Servicer or such  Servicer,  as applicable,  provided that such  successor to the Master  Servicer or such
Servicer,  as  applicable,  shall  not be deemed to have made any  representation  or  warranty  as to any
Mortgage Loan made by the Master Servicer or such Servicer, as applicable.

                  Each  Servicer  shall,  upon request of the Trust  Administrator,  but at the expense of such  Servicer,  deliver to the assuming  party all  documents and records  relating to each  Subservicing
Agreement or substitute  Subservicing  Agreement and the Mortgage Loans then being serviced thereunder and hereunder by such  Servicer and an  accounting  of amounts  collected or held by it and  otherwise use its best efforts to effect the orderly and  efficient  transfer of the  Subservicing  Agreement or  substitute
Subservicing Agreement to the assuming party.

SECTION 3.05.     Collection of Mortgage Loans; Collection Accounts; Certificate Account.

(a)      Continuously  from the date  hereof  until  the  principal  and  interest  on all  Non-Designated
Mortgage  Loans  have been paid in full or such  Non-Designated  Mortgage  Loans  have  become  Liquidated
Mortgage  Loans,  each Servicer shall proceed in accordance with Accepted  Servicing  Practices to collect all payments due under each of the related  Non-Designated  Mortgage  Loans when the same shall become due and payable to the extent  consistent  with this  Agreement  and the terms and  provisions  of any related
Mortgage  Guaranty  Insurance  Policy  and shall take  special  care with  respect  to the  Non-Designated
Mortgage  Loans for which a Servicer  collects  escrow  payments in  ascertaining  and  estimating  Escrow
Payments  and all other  charges  that will  become due and  payable  with  respect to the  Non-Designated
Mortgage  Loans and the related  Mortgaged  Properties,  to the end that the  installments  payable by the related  Mortgagors  will be  sufficient  to pay such  charges as and when they  become  due and  payable.
Consistent  with the  foregoing,  in connection  with  Non-Designated  Mortgage Loans which it is directly servicing,  each  Servicer  may in its  discretion  (i) waive  any late payment  charge or any  prepayment charge or penalty  interest in  connection  with the  prepayment  of a  Non-Designated  Mortgage  Loan and
(ii) extend  the Due Dates for  payments  due on a Mortgage  Note for a period not greater  than 180 days;
provided,  however,  that no such  Servicer  can extend the maturity of any such  Non-Designated  Mortgage
Loan  past the date on which the final  payment  is due on the  latest  maturing  Mortgage  Loan as of the
Cut-off  Date.  In the event of any such  arrangement,  the related  Servicer  shall make  Advances on the related  Non-Designated  Mortgage  Loans in  accordance  with the  provisions of  Section 5.01  during the scheduled period in accordance with the amortization  schedule of such Mortgage Loan without  modification thereof by reason of such  arrangements.  No Servicer shall be required to institute or join in litigation with  respect to  collection  of any payment  (whether  under a Mortgage,  Mortgage  Note or  otherwise or against any public or governmental  authority with respect to a taking or  condemnation)  if it reasonably believes that enforcing the provision of the Mortgage or other  instrument  pursuant to which such payment is required is prohibited by applicable  law.  Consistent  with the  foregoing,  instances when a Mortgage
Loan is in default or default is  reasonably  foreseeable  (within the  meaning of the REMIC  Provisions), the  related  Servicer  may modify the terms of such  Mortgage  Loan to (1)  capitalize  to the  principal balance thereof,  any unreimbursed  Monthly Advances,  unreimbursed  Servicing Advances,  unpaid Servicing
Fees, and related  amounts due to the related  Servicer with respect to such Mortgage Loan; (2) defer such amounts  to a balloon  payment  due on the final  payment  date of such  Mortgage  Loan;  (3)  extend  the maturity of any such  Mortgage  Loan,  but in no instance  past the date on which the final payment is due on the latest  maturing  Mortgage  Loan as of the Cut-off Date;  and (4) reduce the related  Mortgage Rate
(provided  that the  Mortgage  Rate may not be  reduced  below the  Mortgage  Rate of such  Mortgage  Loan immediately  prior to the related first adjustable  date),  provided,  however,  that the related Servicer shall effect such  modification  only after the related  borrower has made no less than three  consecutive monthly payments pursuant the terms of the proposed modification.

(b)      Each  Servicer  shall  segregate  and  hold  all  funds  collected  and  received  pursuant  to a
Non-Designated  Mortgage  Loan  separate and apart from any of its own funds and general  assets and shall establish and maintain one or more Collection  Accounts,  in the form of time deposit or demand  accounts, titled "[Servicer's  name], in trust for the Holders of Adjustable Rate Mortgage Trust 2006-3,  Adjustable
Rate  Mortgage-Backed  Pass-Through  Certificates,  Series 2006-3" or, if established  and maintained by a
Sub-Servicer  on  behalf  of a  Servicer,  "[Sub-Servicer's  name],  in trust  for  [Servicer's  name]" or
"[Sub-Servicer's  name], as agent,  trustee and/or bailee of principal and interest  custodial account for
[Servicer's  name],  its  successors  and assigns,  for various  owners of interest in  [Servicer's  name]
mortgage-backed  pools. In the event that a Sub-Servicer  employs a Sub-Servicer,  the Collection  Account shall be  titled  "[name  of  Sub-Servicer's  sub-servicer],  in trust for  [Sub-Servicer's  name]."  Each
Collection  Account  maintained by each Servicer  (other than Wells Fargo),  shall be an Eligible  Account acceptable to the Depositor  and the Trust  Administrator.  Each  Collection  Account  maintained by Wells
Fargo  shall be an  Eligible  Account.  Funds  deposited  in a  Collection  Account may be drawn on by the related  Servicer in  accordance  with  Section 3.08.  Any funds  deposited in a Collection  Account shall either be invested in Eligible  Investments or at all times be fully insured to the full extent  permitted under applicable law.

(c)      Each Servicer shall deposit in the  applicable  Collection  Account on a daily basis,  within two
Business Days of receipt,  unless  otherwise  indicated,  and retain  therein,  the following  collections remitted by  Sub-Servicers  or payments  received by such  Servicer  and  payments  made by such  Servicer subsequent  to the Cut-off  Date,  other than  payments of  principal  and  interest  due on or before the
Cut-off Date:

(i)      all payments on account of  principal on the related  Non-Designated  Mortgage  Loans,  including all Principal Prepayments;

(ii)     all  payments on account of interest on the related  Non-Designated  Mortgage  Loans  adjusted to the per annum rate equal to the  Mortgage  Rate  reduced by the sum of the  related  Expense  Fee
         Rate, as applicable;

(iii)    all Liquidation Proceeds on the related Non-Designated Mortgage Loans;

(iv)     all Insurance  Proceeds on the related  Non-Designated  Mortgage Loans including amounts required to be deposited  pursuant to  Section 3.09  (other than proceeds to be held in the Escrow Account and applied to the  restoration or repair of the Mortgaged  Property or released to the Mortgagor in accordance with Section 3.09);

(v)      all Advances made by such Servicer pursuant to Section 5.01;

(vi)     no later than the withdrawal  from the Collection  Account  pursuant to  Section 3.08(a)(ix) each month,  the  applicable  amount of the  Compensating  Interest  Payment for such Servicer for the related  Prepayment  Period.  The aggregate of such deposits  shall be made from such  Servicer's own funds, without reimbursement therefor;

(vii)    any  amounts  required to be  deposited  by such  Servicer in respect of net monthly  income from
         REO Property related to any Non-Designated Mortgage Loan pursuant to Section 3.11;

(viii)   all Assigned Prepayment Premiums, if applicable; and

(ix)     any other amounts required to be deposited hereunder.

                  The  foregoing   requirements  for  deposit  into  each  Collection   Account  shall  be
exclusive,  it being understood and agreed that,  without  limiting the generality of the foregoing,  with respect to the  Non-Designated  Mortgage  Loans,  Ancillary  Income need not be deposited by such Servicer into such Collection  Account.  In addition,  notwithstanding  the provisions of this  Section 3.05,  each
Servicer  may deduct  from  amounts  received  by it,  prior to  deposit  into the  applicable  Collection
Account,  any portion of any  Scheduled  Payment  representing  (i) the  applicable  Servicing Fee and any
other  amounts  owed  to  such  Servicer   pursuant  to  Section 3.14   and  (ii) with   respect  to  each
Non-Designated  Mortgage Loan covered by a Lender Paid Mortgage  Guaranty  Insurance  Policy,  any amounts required to effect timely payment of the premiums on such Mortgage  Guaranty  Insurance Policy pursuant to
Section 3.09(c).  In the event that a Servicer  shall  remit any amount not  required to be  remitted,  it may at any time  withdraw  or direct  the  institution  maintaining  the  related  Collection  Account  to
withdraw   such  amount  from  such   Collection   Account,   any   provision   herein  to  the   contrary
notwithstanding.  Such withdrawal or direction may be  accomplished  by delivering  written notice thereof to the Trustee or such other institution  maintaining such Collection  Account which describes the amounts deposited  in error in such  Collection  Account.  Each  Servicer  shall  maintain  adequate  records with respect  to  all  withdrawals  made  by it  pursuant  to  this  Section 3.05.  All  funds  deposited  in a
Collection  Account shall be held in trust for the  Certificateholders  until withdrawn in accordance with
Section 3.08(a).

(d)      On or prior to the Closing  Date,  the Trust  Administrator  shall  establish  and  maintain,  on behalf of the  Certificateholders,  the  Certificate  Account.  The Trust  Administrator  shall,  promptly upon receipt, deposit in the Certificate Account and retain therein the following:

(i)      pursuant  to   Section 3.08(a)(ix), the   aggregate   amount   remitted   by  each   Servicer  of
         Non-Designated  Mortgage  Loans to the Trust  Administrator  and  (x) and  the  aggregate  amount remitted by each Designated  Servicer to the Master Servicer or Trust  Administrator  pursuant to
         their  respective  Designated  Servicing   Agreements,   in  each  case  including  any  Assigned
         Prepayment Premiums;

(ii)     any amount deposited by the Trust Administrator  pursuant to  Section 3.05(e) in  connection with any losses on Eligible Investments;

(iii)    all Compensating  Interest  Payments  remitted by the Master Servicer to the Trust  Administrator pursuant to Section 3.03 and Section 3.20(c);

(iv)     all  Advances  remitted  by  the  Master  Servicer  to  the  Trust   Administrator   pursuant  to
         Section 5.01 and Section 3.20(b); and

(v)      any other  amounts  deposited  hereunder  which are required to be  deposited in the  Certificate
         Account.

                  In the  event  that  the  Master  Servicer  or a  Servicer  shall  remit  to  the  Trust
Administrator  any  amount  not  required  to be  remitted,  the  Master  Servicer  or such  Servicer,  as applicable,  may at any time direct the Trust  Administrator  to withdraw such amount from the Certificate
Account,  any provision  herein to the contrary  notwithstanding.  Such direction may be  accomplished  by delivering an Officer's  Certificate to the Trust  Administrator  which describes the amounts deposited in error in the Certificate  Account.  All funds  deposited in the  Certificate  Account shall be held by the
Trust  Administrator  in  trust  for the  Certificateholders  until  disbursed  in  accordance  with  this
Agreement or withdrawn  in  accordance  with  Section 3.08(b).  In no event shall the Trust  Administrator incur  liability for withdrawals  from the Certificate  Account at the direction of the Master Servicer or any Servicer.

(e)      Each  institution at which a Collection  Account or the Certificate  Account is maintained  shall either hold such funds on deposit  uninvested  or shall invest the funds therein as directed in writing by the related Servicer,  the Trust Administrator or the Depositor,  respectively,  in Eligible  Investments, which shall mature not later than (i) in the case of a Collection  Account,  the Cash  Remittance Date and
(ii) in the case of the  Certificate  Account,  the Business Day  immediately  preceding the  Distribution
Date, or on the  Distribution  Date,  with respect to Eligible  Investments  invested with an affiliate of the Trust  Administrator.  All  income  and gain net of any  losses  realized  from any such  balances  or investment of funds on deposit in a Collection  Account  shall be for the benefit of the related  Servicer as  servicing  compensation  and shall be  remitted to it monthly as  provided  herein.  The amount of any realized losses in a Collection  Account  incurred in any such account in respect of any such  investments shall  promptly be  deposited  by the  related  Servicer  (from its own funds) in the  related  Collection
Account.  Neither  the  Trustee  nor the Trust  Administrator  shall be liable  for the amount of any loss incurred in respect of any  investment  or lack of  investment  of funds held in a Collection  Account and made in accordance  with this  Section 3.05.  All income and gain net of any losses realized from any such investment  of  funds  on  deposit  in the  Certificate  Account  shall be for the  benefit  of the  Trust
Administrator as compensation  and shall be remitted to it monthly as provided  herein.  The amount of any realized  losses  in the  Certificate  Account  incurred  in any  such  account  in  respect  of any  such investments  shall  promptly  be  deposited  by the  Trust  Administrator  (from  its  own  funds)  in the
Certificate Account.

(f)      Each  Servicer,   other  than  Wells  Fargo,  shall  give  notice  to  the  Trustee,   the  Trust
Administrator,  the Seller,  each Rating Agency and the  Depositor of any proposed  change of the location of the  related  Collection  Account  prior to any change  thereof.  Wells  Fargo shall give notice to the
Depositor of any proposed  change of the location of the related  Collection  Account  prior to any change thereof and,  upon  receipt of such  notice,  the  Depositor  shall give notice to the Trustee,  the Trust
Administrator,  the  Seller and each  Rating  Agency.  The Trust  Administrator  shall give  notice to the
Master Servicer and each Servicer,  the Seller,  each Rating Agency,  the Trustee and the Depositor of any proposed change of the location of the Certificate Account prior to any change thereof.

SECTION 3.06.     Establishment of and Deposits to Escrow Accounts; Permitted Withdrawals from Escrow
                                            Accounts; Payments of Taxes, Insurance and Other Charges.

(a)      To the extent  required by the related  Mortgage Note and not  violative of  applicable  law, the
applicable   Servicer  shall  segregate  and  hold  all  funds  collected  and  received   pursuant  to  a
Non-Designated  Mortgage Loan  constituting  Escrow Payments  separate and apart from any of its own funds and general  assets and shall  establish  and  maintain one or more Escrow  Accounts,  in the form of time deposit or demand accounts,  titled, in the case of Servicers other than SPS,  GreenPoint and Wells Fargo,
"Adjustable  Rate Mortgage  Trust  2006-3,  Adjustable  Rate  Mortgage-Backed  Pass-Through  Certificates,
Series  2006-3," in the case of Wells Fargo,  "Wells Fargo Bank,  N.A.,  as Servicer for  Adjustable  Rate
Mortgage Trust 2006-3,  Adjustable  Rate  Mortgage-Backed  Pass-Through  Certificates,  Series 2006-3," in
the  case  of  SPS,  "Select  Portfolio  Servicing,   Inc.,  as  Servicer  for  Adjustable  Rate  Mortgage
Trust 2006-3,  Adjustable Rate Mortgage-Backed  Pass-Through Certificates,  Series 2006-3," in the case of
GreenPoint,  "GreenPoint  Mortgage  Funding Inc., as Servicer for  Adjustable  Rate Mortgage Trust 2006-3,
Adjustable  Rate  Mortgage  Backed Pass  Through  Certificates,  Series  2006-3," or, if  established  and maintained by a Sub-Servicer  on behalf of a Servicer,  "[Sub-Servicer's  name],  in trust for [Servicer's name]" or  "[Sub-Servicer's  name],  as agent,  trustee  and/or  bailee of taxes and  insurance  custodial account for [Servicer's  name], its successors and assigns,  for various owners of interest in [Servicer's name]  mortgage  backed  pools.  In the event  that a  Sub-Servicer  employs a  sub-servicer,  the  Escrow
Accounts shall be titled "[name of Sub-Servicer's  sub-servicer] in trust for  [Sub-Servicer's  name]. The
Escrow Accounts shall be Eligible  Accounts.  Funds deposited in the Escrow Account may be drawn on by the related Servicer in accordance with Section 3.06(d).

(b)      Each  Servicer  shall  deposit or cause to be  deposited  in its Escrow  Account or Accounts on a daily basis within two Business Days of receipt and retain therein:

(i)      all Escrow Payments  collected on account of the related  Non-Designated  Mortgage Loans, for the purpose  of  effecting  timely  payment  of any such  items as  required  under the terms of this
         Agreement; and

(ii)     all  amounts  representing  Insurance  Proceeds  which are to be  applied to the  restoration  or repair of any Mortgaged Property related to a Non-Designated Mortgage Loan.

(c)      Each  Servicer  shall make  withdrawals  from the Escrow  Account only to effect such payments as are required under this  Agreement,  as set forth in  Section 3.06(d).  Each Servicer shall be entitled to retain any interest paid on funds  deposited in the related Escrow Account by the depository  institution, other  than  interest  on  escrowed  funds  required  by law to be paid to the  Mortgagor.  To the  extent required  by law,  the  applicable  Servicer  shall  pay  interest  on  escrowed  funds  to the  Mortgagor notwithstanding  that the Escrow  Account may be non  interest  bearing or that  interest  paid thereon is insufficient for such purposes.

(d)      Withdrawals  from the Escrow  Account or Accounts may be made or caused to be made by the related
Servicer only:

(i)      to effect timely payments of ground rents, taxes,  assessments,  water rates,  mortgage insurance premiums,  condominium  charges,  fire and hazard insurance  premiums or other items constituting
         Escrow Payments for the related Mortgage;

(ii)     to reimburse  such Servicer for any Servicing  Advances made by the such Servicer with respect to a  related  Non-Designated  Mortgage  Loan,  but  only  from  amounts  received  on  the  related
         Non-Designated Mortgage Loan which represent late collections of Escrow Payments thereunder;

(iii)    to refund to any  Mortgagor  any funds  found to be in excess of the amounts  required  under the terms of the related Non-Designated Mortgage Loan;

(iv)     for transfer to the related  Collection  Account to reduce the  principal  balance of the related
         Non-Designated  Mortgage Loan in accordance  with the terms of the related  Mortgage and Mortgage
         Note;

(v)      for  application  to  restore or repair of the  Mortgaged  Property  related to a  Non-Designated
         Mortgage Loan in accordance with  the procedures outlined in Section 3.09(e);

(vi)     to pay to the related  Servicer,  or any Mortgagor  related to a Non-Designated  Mortgage Loan to the extent required by law, any interest paid on the funds deposited in such Escrow Account;

(vii)    to clear and terminate such Escrow Account on the termination of this Agreement; and

(viii)   to remove funds inadvertently placed in the Escrow account by the related Servicer.

(e)      With respect to each  Non-Designated  Mortgage  Loan,  the  applicable  Servicer  shall  maintain accurate  records  reflecting  the status of ground  rents and taxes and any other item which may become a lien  senior to the lien of the related  Mortgage  and the status of Mortgage  Guaranty  Insurance  Policy premiums,  and fire and hazard insurance  coverage and shall obtain,  from time to time, all bills for the payment of such charges  (including  renewal  premiums)  and shall effect or cause to be effected  payment thereof prior to the applicable penalty or termination date.

SECTION 3.07.     Access to Certain Documentation and Information Regarding the Non-Designated Mortgage
                                            Loans; Inspections.

(a)      The Master  Servicer  and each  Servicer  shall afford the  Depositor,  the Trustee and the Trust
Administrator  reasonable access to all records and documentation  regarding the  Non-Designated  Mortgage
Loans and all accounts,  insurance  information and other matters relating to this Agreement,  such access being afforded without charge,  but only upon reasonable  written request and during normal business hours at the office  designated  by the Master  Servicer or such  Servicer.  In addition,  each  Servicer  shall
afford  the  Master  Servicer   reasonable  access  to  all  records  and   documentation   regarding  the
Non-Designated  Mortgage Loans and all accounts,  insurance information and other matters relating to this
Agreement,  such access being  afforded  without  charge,  but only upon  reasonable  written  request and during  normal  business  hours at the office  designated  by such  Servicer.  In addition,  each Servicer shall provide to the Special Servicer  reasonable  access to all records and  documentation  regarding the
Non-Designated Mortgage Loans serviced by it that become Special Serviced Mortgage Loans.

(b)      Each  Servicer,  separately  with  respect to the  Non-Designated  Mortgage  Loans each  directly services,  shall inspect the related  Mortgaged  Properties as often as deemed  necessary by such Servicer in such party's  sole  discretion,  to assure  itself that the value of such  Mortgaged  Property is being preserved.  In  addition,  if any  Non-Designated  Mortgage  Loan is more  than 60 days  delinquent,  such
Servicer,  as  applicable,  shall conduct  subsequent  inspections in accordance  with Accepted  Servicing
Practices or as may be required by the primary  mortgage  guaranty  insurer.  Each  Servicer  shall keep a written or electronic report of each such inspection.

SECTION 3.08.     Permitted Withdrawals from the Collection Accounts and Certificate Account.

(a)      Each  Servicer may from time to time make  withdrawals  from the related  Collection  Account for the following purposes:

(i)      to pay to such Servicer (to the extent not  previously  retained by such  Servicer) the servicing compensation to which it is entitled  pursuant to Section 3.14,  and to pay to such Servicer,  as additional servicing  compensation,  earnings on or investment income with respect to funds in or credited to such Collection  Account,  and with respect to Wells Fargo, to pay (to the extent not previously  retained by Wells Fargo) any REO Disposition Fee to which it is entitled  pursuant to
         Section 3.11(e);

(ii)     to reimburse  such Servicer for  unreimbursed  Advances  made by it, such right of  reimbursement pursuant  to  this  subclause  (ii) being  limited  to  amounts  received  on the  Non-Designated
         Mortgage  Loan(s) in respect of which any such Advance was made  (including  without  limitation, late recoveries of payments,  Liquidation  Proceeds and Insurance Proceeds to the extent received by such Servicer);

(iii)    to  reimburse  such  Servicer  for any  Nonrecoverable  Advance  previously  made  or any  amount expended pursuant to Section 3.11(a);

(iv)     to reimburse such Servicer for (A)  unreimbursed  Servicing  Advances or such Servicer's right to reimbursement  pursuant  to this  clause (A) with  respect to any  Non-Designated  Mortgage  Loan being  limited to amounts  received on such  Non-Designated  Mortgage Loan which  represent  late payments of principal and/or interest  (including,  without limitation,  Liquidation Proceeds and
         Insurance  Proceeds with respect to such  Mortgage  Loan)  respecting  which any such advance was made and (B) for unpaid Servicing Fees as provided in Section 3.11 hereof;

(v)      to pay to the purchaser,  with respect to each Non-Designated  Mortgage Loan or property acquired in respect thereof that has been purchased  pursuant to  Section 2.02,  2.03 or 3.11, all amounts received thereon after the date of such purchase;

(vi)     to make any payments required to be made pursuant to Section 2.07(g);

(vii)    to reimburse the Seller,  such  Servicer or the  Depositor  for expenses  incurred by any of them and reimbursable pursuant to Section 7.03 hereof;

(viii)   to withdraw  any amount  deposited  in such  Collection  Account and not required to be deposited therein;

(ix)     with respect to the  Non-Designated  Mortgage Loans, on the Cash Remittance  Date, to withdraw an amount  equal to the portion of (a) with  respect to the  Mortgage  Loans in Loan  Group 1,  Loan
         Group 2  and Loan  Group 3,  the  Available  Distribution  Amount  and  (b) with  respect  to the
         Mortgage Loans in Loan Group 4,  the Interest Remittance Amount and Principal  Remittance Amount,
         in each case  applicable to the Mortgage  Loans  serviced by such  Servicer,  who shall remit the aggregate of such amounts to the Trust Administrator for deposit in the Certificate Account;

(x)      with respect to each  Non-Designated  Mortgage  Loan covered by a Lender Paid  Mortgage  Guaranty
         Insurance  Policy,  to effect timely  payment of the related  premiums on such Mortgage  Guaranty
         Insurance  Policy,  as  applicable,  pursuant to  Section 3.09(c),  to the extent not deducted by
         such  Servicer   prior  to  deposit  into  the   applicable   Collection   Account   pursuant  to
         Section 3.05(c);

(xi)     on or prior to 4:00  p.m.,  New York  City  time,  on the Cash  Remittance  Date  preceding  each
         Distribution  Date,  each  applicable  Servicer  shall withdraw an amount equal to the sum of all
         Assigned  Prepayment  Premiums  received during the related  Prepayment  Period applicable to the
         Mortgage Loans serviced by such Servicer,  and remit such amount to the Trust  Administrator  for deposit in the Certificate Account;

(xii)    to clear and terminate such  Collection  Account upon  termination of this Agreement  pursuant to
         Section 11.01 hereof; and

(xiii)   to  reimburse  such  Servicer  for  any  Capitalization   Reimbursement  Amounts  not  previously
         reimbursed.

                  Each  Servicer  shall  keep  and  maintain  separate  accounting,  on  a  Non-Designated
Mortgage  Loan by Mortgage  Loan basis,  for the purpose of  justifying  any  withdrawal  from the related
Collection  Account  pursuant to such subclauses  (i), (ii),  (iv) and (v). Prior to making any withdrawal from a Collection Account pursuant to subclause (iii) for  reimbursement of a Nonrecoverable  Advance, the related  Servicer  shall  deliver  to  the  Trust  Administrator  a  certificate  of a  Servicing  Officer indicating  the amount of any previous  Advance or Servicing  Advance  determined by such Servicer to be a
Nonrecoverable  Advance  and  identifying  the  related   Non-Designated   Mortgage  Loans(s),  and  their
respective  portions of such  Nonrecoverable  Advance. In connection with the payment of a Purchase Price, if a Servicer is not required to remit  unreimbursed  Advances and Servicing  Advances as specified in the definition of Purchase Price, such Servicer shall be deemed to have been reimbursed for such amount.

                  If  a  Servicer  fails  to  remit  to  the  Master  Servicer  for  distribution  to  the
Certificateholders  any payment,  including  any Advance to be made by the  Servicer on a Cash  Remittance
Date  (without  regard to any grace  period),  the  Servicer  shall pay to the  Master  Servicer,  for the account of the Master  Servicer,  interest on such late  remittance from and including the Cash Remittance
Date to but  excluding  the date on which such  remittance is made, at an annual rate equal to the Federal
Funds Rate plus one percentage point (but in no event greater than the maximum permitted by law).

(b)      The Trust  Administrator  shall withdraw funds from the Certificate  Account for distributions to
Certificateholders,  in the manner  specified  in this  Agreement  (and to  withhold  from the  amounts so withdrawn,  the amount of any taxes that it is  authorized  to  withhold  pursuant  to  Section 2.07).  In addition,  the Trust  Administrator  may from time to time make withdrawals  from the Certificate  Account for the following purposes:

(i)      to pay to itself any investment  income earned for the related  Distribution  Date, and to pay to itself or the Master  Servicer any other  amounts to which it or the Master  Servicer is entitled to reimbursement or payment under the terms of this Agreement;

(ii)     to withdraw  and return to the Master  Servicer  or the  applicable  Servicer  for deposit to the applicable  Collection  Account any amount deposited in the Certificate  Account and not required to be deposited therein; and

(iii)    to clear and terminate the  Certificate  Account upon  termination  of the Agreement  pursuant to
         Section 11.01 hereof.

SECTION 3.09.     Maintenance of Hazard Insurance; Mortgage Impairment Insurance and Mortgage Guaranty
                                            Insurance Policy; Claims; Restoration of Mortgaged Property.

(a)      Each Servicer shall cause to be maintained for each related  Non-Designated  Mortgage Loan hazard insurance  such that all  buildings  upon the  related  Mortgaged  Property  are  insured  by a  generally acceptable  insurer  rated  either:  "V" or better in the current  Best's Key Rating Guide  ("Best's")  or acceptable to FNMA or FHLMC against loss by fire,  hazards of extended  coverage and such other hazards as are  customary  in the area where the related  Mortgaged  Property is  located,  in an amount  which is at least equal to the lesser of (i) the  replacement value of the improvements  securing such  Non-Designated
Mortgage  Loan and  (ii) the  greater of (A) the  outstanding  principal  balance  of such  Non-Designated
Mortgage  Loan and (B) an amount such that the proceeds of such policy shall be  sufficient to prevent the
Mortgagor and/or the mortgagee from becoming a co insurer.

                  If  upon  origination  of  the  Non-Designated  Mortgage  Loan,  the  related  Mortgaged
Property was located in an area  identified in the Federal  Register by the Federal  Emergency  Management
Agency as having  special flood hazards (and such flood  insurance has been made  available),  the related
Servicer  shall  cause a flood  insurance  policy to be  maintained  with  respect to such  Non-Designated
Mortgage  Loan.  Such  policy  shall  meet the  requirements  of the  current  guidelines  of the  Federal
Insurance  Administration  and be in an  amount  representing  coverage  equal to the  lesser  of  (i) the minimum  amount  required,  under  the  terms of  coverage,  to  compensate  for any  damage  or loss on a replacement  cost basis (or the unpaid  principal  balance of the mortgage if replacement cost coverage is not  available  for the type of building  insured)  and  (ii) the  maximum  amount of  insurance  which is available under the Flood Disaster Protection Act of 1973, as amended.

                  If a  Mortgage  related  to a  Non-Designated  Mortgage  Loan is  secured by a unit in a condominium  project,  the  related  Servicer  shall  verify  that the  coverage  required  of the owner's
association,   including  hazard,  flood,  liability,  and  fidelity  coverage,  is  being  maintained  in accordance with the  requirements  of the related  Servicer for mortgage loans that it services on its own account.

                  Each  Servicer  shall cause to be  maintained on each  Mortgaged  Property  related to a
Non-Designated  Mortgage Loan such other additional  special hazard insurance as may be required  pursuant to such  applicable  laws and  regulations  as shall at any  time be in force  and as shall  require  such additional  insurance,  or pursuant to the requirements of any Mortgage Guaranty Insurance Policy insurer, or as may be  required  to conform  with  Accepted  Servicing  Practices  to the extent  permitted  by the
Mortgage  Note,  the Mortgage or applicable  law provided that the related  Servicer shall not be required to bear the cost of such insurance.

                  All  policies  required  hereunder  shall name the  related  Servicer  as loss payee and shall be endorsed with standard or union  mortgagee  clauses,  without  contribution,  which shall provide for prior written notice of any cancellation, reduction in amount or material change in coverage.

                  Each  Servicer  shall  not  interfere  with the  Mortgagor's  freedom  of  choice at the origination  of such  Non-Designated  Mortgage Loan in selecting  either his  insurance  carrier or agent, provided,  however,  that such  Servicer  shall not  accept any such  insurance  policies  from  insurance companies  unless such  companies are rated:  B:III or better in Best's or acceptable to FNMA or FHLMC and are licensed to do business in the  jurisdiction in which the Mortgaged  Property is located.  The related
Servicer  shall  determine  that such policies  provide  sufficient  risk coverage and amounts,  that they insure the property owner, and that they properly describe the property address.

                  Pursuant to  Section 3.05,  any amounts  collected by a Servicer under any such policies
(other than  amounts to be  deposited  in the related  Escrow  Account and applied to the  restoration  or repair of the related  Mortgaged  Property,  or property  acquired in  liquidation  of the  Non-Designated
Mortgage Loan, or to be released to the Mortgagor,  in accordance  with such Servicer's  normal  servicing procedures)  shall be deposited  in the related  Collection  Account  (subject to  withdrawal  pursuant to
Section 3.08(a)).

                  Any cost incurred by a Servicer in  maintaining  any such  insurance  shall not, for the purpose of  calculating  monthly  distributions  to the  Certificateholders  or  remittances  to the Trust
Administrator for their benefit,  be added to the principal balance of the  Non-Designated  Mortgage Loan, notwithstanding  that the terms of the Non-Designated  Mortgage Loan so permit;  provided,  however,  that
the  limitations   contained  in  this  sentence  shall  not  apply  to  modifications  made  pursuant  to
Section 3.05(a).  Such costs shall constitute a Servicing  Advance and will be reimbursable to the related
Servicer to the extent  permitted by Section 3.08  hereof.  It is understood and agreed that no earthquake or other  additional  insurance is to be required of any Mortgagor  related to a  Non-Designated  Mortgage
Loan or  maintained on property  acquired in respect of a Mortgage  related to a  Non-Designated  Mortgage
Loan other than pursuant to such  applicable  laws and regulations as shall at any time be in force and as shall require such additional insurance.

(b)      In the event that a Servicer shall obtain and maintain a blanket policy  insuring  against losses arising  from fire and hazards  covered  under  extended  coverage  on all of the  related  Non-Designated
Mortgage  Loans,  then,  to the extent such  policy  provides  coverage  in an amount  equal to the amount
required   pursuant  to   Section 3.09(a) and   otherwise   complies  with  all  other   requirements   of
Section 3.09(a),  it shall  conclusively  be  deemed to have  satisfied  its  obligations  as set forth in
Section 3.09(a).  Any amounts  collected by a Servicer under any such policy relating to a  Non-Designated
Mortgage  Loan shall be deposited in the related  Collection  Account  subject to  withdrawal  pursuant to
Section 3.08(a).  Such  policy may contain a  deductible  clause,  in which case,  in the event that there
shall  not  have  been   maintained  on  the  related   Mortgaged   Property  a  policy   complying   with
Section 3.09(a),  and there  shall have been a loss  which  would have been  covered by such  policy,  the related Servicer shall deposit in the related  Collection  Account at the time of such loss the amount not otherwise  payable  under  the  blanket  policy  because  of such  deductible  clause,  such  amount to be deposited  from  such  Servicer's  funds,  without  reimbursement  therefor.  Upon  request  of the  Trust
Administrator,  a Servicer  shall cause to be delivered to the Trust  Administrator  a certified true copy of such  policy  and a  statement  from the  insurer  thereunder  that  such  policy  shall in no event be terminated or materially  modified  without 30 days' prior written notice to the Trust  Administrator.  In connection with its activities as Servicer of the related  Non-Designated  Mortgage  Loans,  such Servicer agrees to present,  on behalf of itself,  the Depositor,  and the Trust  Administrator  for the benefit of the Certificateholders, claims under any such blanket policy.

(c)      With respect to each  Non-Designated  Mortgage Loan with a  Loan-to-Value  Ratio in excess of 80%
which the Seller  represented  to be covered by a Mortgage  Guaranty  Insurance  Policy as of the  Cut-off
Date, the related Servicer shall,  without any cost to the Depositor or Trust  Administrator,  maintain or cause the Mortgagor to maintain in full force and effect a Mortgage  Guaranty  Insurance  Policy  insuring that portion of the  Non-Designated  Mortgage Loan in excess of 75% of value, and shall pay or shall cause the  Mortgagor  to pay,  the premium  thereon on a timely  basis,  until the  loan-to-value  ratio of such
Non-Designated  Mortgage Loan is reduced to 80%, based on either (i) a current  appraisal of the Mortgaged
Property  or  (ii) the  appraisal  of the  Mortgaged  Property  obtained  at the time  the  Non-Designated
Mortgage  Loan was  originated.  In the event  that  such  Mortgage  Guaranty  Insurance  Policy  shall be terminated prior to the  loan-to-value  ratio of such  Non-Designated  Mortgage Loan being reduced to 80%, the related Servicer shall obtain from another Qualified Insurer a comparable  replacement  policy, with a total coverage equal to the remaining  coverage of such terminated  Mortgage Guaranty Insurance Policy. If the  insurer  shall  cease to be a  Qualified  Insurer,  the  related  Servicer  shall  determine  whether recoveries  under the  Mortgage  Guaranty  Insurance  Policy are  jeopardized  for reasons  related to the financial  condition of such insurer,  it being  understood  that such Servicer shall in no event have any responsibility  or liability for any failure to recover under the Mortgage  Guaranty  Insurance Policy for such reason.  If the related Servicer  determines that recoveries are so jeopardized,  it shall notify the
Mortgagor,  if required,  and obtain from another  Qualified Insurer a replacement  insurance policy.  The related  Servicer  shall not take any  action  which  would  result in  noncoverage  under any  applicable
Mortgage  Guaranty  Insurance  Policy of any loss which,  but for the actions of such Servicer  would have been covered  thereunder.  In connection with any assumption or substitution  agreement entered into or to be entered into  pursuant to  Section 3.10,  each  Servicer  shall  promptly  notify the insurer under the related Mortgage  Guaranty  Insurance  Policy,  if any, of such assumption or substitution of liability in accordance  with the terms of such  Mortgage  Guaranty  Insurance  Policy and shall take all actions which may be required by such  insurer as a  condition  to the  continuation  of  coverage  under such  Mortgage
Guaranty  Insurance  Policy,  provided that such required  actions are in compliance  with all  applicable law.  If such  Mortgage  Guaranty  Insurance  Policy  is  terminated  as a result  of such  assumption  or substitution of liability,  the related Servicer shall obtain a replacement  Mortgage  Guaranty  Insurance
Policy as provided above;  provided that under  applicable law and the terms of the related  Mortgage Note and Mortgage the cost of such policy may be charged to the successor Mortgagor.

                  With respect to each  Non-Designated  Mortgage  Loan  covered by a Lender Paid  Mortgage
Guaranty  Insurance  Policy,  the applicable  Servicer shall effect timely payment of the premiums on such
Mortgage  Guaranty  Insurance  Policy from amounts on deposit in the  Collection  Account,  or deducted by such Servicer prior to deposit into the applicable  Collection  Account  pursuant to  Section 3.05(c) with respect to such  Non-Designated  Mortgage  Loan.  If amounts on  deposit  in the  Collection  Account,  or deducted  by  such  Servicer  prior  to  deposit  into  the  applicable  Collection  Account  pursuant  to
Section 3.05(c) with  respect to such Non-Designated  Mortgage Loan are not sufficient to pay the premiums on such Mortgage Guaranty  Insurance Policy,  the applicable  Servicer shall effect timely payment of such premiums,  and such costs shall be recoverable by such Servicer from the related  Liquidation  Proceeds or otherwise  as a  Servicing  Advance  pursuant  to  Section 3.08(a).  With  respect to each  Non-Designated
Mortgage  Loan  covered  by a  Mortgage  Guaranty  Insurance  Policy  that is not a Lender  Paid  Mortgage
Guaranty  Insurance  Policy,  the applicable  Servicer shall effect timely payment of the premiums on such
Mortgage Guaranty Insurance Policy,  and such costs not otherwise  recoverable from the Mortgagor shall be recoverable  by such Servicer from the related  Liquidation  Proceeds or otherwise as a Servicing  Advance pursuant to Section 3.08(a).

(d)      In connection  with its  activities  as servicer,  each  Servicer  shall prepare and present,  on
behalf  of  itself,   the  Depositor,   the  Trust,  the  Trustee,   the  Trust   Administrator   and  the
Certificateholders,  claims to the insurer  under any  Mortgage  Guaranty  Insurance  Policy  related to a
Non-Designated  Mortgage Loan in a timely fashion in accordance  with the terms of such Mortgage  Guaranty
Insurance  Policy and, in this  regard,  to take such  reasonable  action as shall be  necessary to permit recovery  under any Mortgage  Guaranty  Insurance  Policy  respecting  defaulted  Non-Designated  Mortgage
Loans.  Pursuant  to  Section 3.05,  any  amounts  collected  by a Servicer  under any  Mortgage  Guaranty
Insurance Policy shall be deposited in the related Collection  Account,  subject to withdrawal pursuant to
Section 3.08.

(e)      With respect to any  Non-Designated  Mortgage Loan, each Servicer need not obtain the approval of the  Trustee  or the  Trust  Administrator  prior to  releasing  any  Insurance  Proceeds  to the  related
Mortgagor to be applied to the  restoration  or repair of the related  Mortgaged  Property if such release is in accordance  with Accepted  Servicing  Practices.  At a minimum,  each Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds:

(i)      such Servicer shall receive  satisfactory  independent  verification of completion of repairs and issuance of any required approvals with respect thereto;

(ii)     such  Servicer  shall  take all steps  necessary  to  preserve  the  priority  of the lien of the
         Mortgage,  including,  but not  limited to  requiring  waivers  with  respect to  mechanics'  and materialmen's liens; and

(iii)    pending repairs or restoration,  such Servicer shall place the Insurance  Proceeds in the related
         Escrow Account.

(f)      With respect to any  Non-Designated  Mortgage  Loan,  if the Trust  Administrator  is named as an additional  loss payee,  the  related  Servicer is hereby  empowered  to endorse any loss draft  issued in respect of such a claim in the name of the Trustee or the Trust Administrator.

SECTION 3.10.     Enforcement of Due on Sale Clauses; Assumption Agreements.

(a)      With respect to any  Non-Designated  Mortgage  Loan,  each Servicer shall use its best efforts to enforce  any  "due-on-sale"  provision  contained  in any related  Mortgage  or Mortgage  Note and to deny assumption  by the  person  to whom the  Mortgaged  Property  has been or is about to be sold  whether  by absolute  conveyance  or by  contract  of sale,  and whether or not the  Mortgagor  remains  liable on the
Mortgage and the Mortgage  Note.  When the  Mortgaged  Property has been  conveyed by the  Mortgagor,  the related  Servicer  shall,  to the  extent it has  knowledge  of such  conveyance,  exercise  its rights to accelerate the maturity of such  Non-Designated  Mortgage Loan under the  "due-on-sale"  clause applicable thereto,  provided,  however,  that such Servicer shall not exercise such rights if prohibited by law from doing so or if the  exercise of such rights  would  impair or  threaten to impair any  recovery  under the related Mortgage Guaranty Insurance Policy, if any.

(b)      With  respect to any  Non-Designated  Mortgage  Loan,  if a Servicer  reasonably  believes  it is unable under applicable law to enforce such  "due-on-sale"  clause,  such Servicer shall enter into (i) an assumption and  modification  agreement with the person to whom such property has been conveyed,  pursuant to which such person  becomes  liable under the Mortgage Note and the original  Mortgagor  remains  liable thereon or (ii) in the event such  Servicer is unable  under  applicable  law to require that the original
Mortgagor  remain  liable  under the  Mortgage  Note,  a  substitution  of  liability  agreement  with the purchaser of the Mortgaged  Property  pursuant to which the original  Mortgagor is released from liability and the  purchaser of the Mortgaged  Property is  substituted  as Mortgagor  and becomes  liable under the
Mortgage Note.  Notwithstanding the foregoing,  a Servicer shall not be deemed to be in default under this
Section 3.10 by  reason of any  transfer  or  assumption  which such  Servicer  reasonably  believes it is restricted by law from preventing,  for any reason whatsoever.  In connection with any such assumption, no material term of the Mortgage Note,  including without limitation,  the Mortgage Rate borne by the related
Mortgage Note, the term of the  Non-Designated  Mortgage Loan or the outstanding  principal  amount of the
Non-Designated Mortgage Loan shall be changed.

(c)      To the extent that any  Non-Designated  Mortgage Loan is assumable,  the related  Servicer  shall inquire diligently into the  creditworthiness of the proposed  transferee,  and shall use the underwriting criteria  for  approving  the credit of the  proposed  transferee  which are used by FNMA with  respect to underwriting  mortgage loans of the same type as the  Non-Designated  Mortgage Loans. If the credit of the proposed  transferee does not meet such underwriting  criteria,  the related Servicer diligently shall, to the extent  permitted by the Mortgage or the Mortgage Note and by applicable law,  accelerate the maturity of the Non-Designated Mortgage Loan.

(d)      With respect to any  Non-Designated  Mortgage Loan,  subject to each  Servicer's  duty to enforce any  due-on-sale  clause to the extent set forth in this  Section 3.10,  in any case in which the  related
Mortgaged  Property has been  conveyed to a Person by the related  Mortgagor,  and such Person is to enter into an  assumption  agreement or  modification  agreement or  supplement to the Mortgage Note or Mortgage that  requires the  signature  of the Trustee,  or if an  instrument  of release  signed by the Trustee is required releasing the Mortgagor from liability on the  Non-Designated  Mortgage Loan, such Servicer shall prepare and deliver or cause to be prepared and  delivered to the Trustee for  signature and shall direct, in  writing,  the  Trustee to  execute  the  assumption  agreement  with the Person to whom the  Mortgaged
Property  is to be  conveyed  and such  modification  agreement  or  supplement  to the  Mortgage  Note or
Mortgage or other  instruments  as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable  laws regarding  assumptions or the transfer of the
Mortgaged  Property to such  Person.  In  connection  with any such  assumption,  no material  term of the
Mortgage Note may be changed.  Together  with each such  substitution,  assumption  or other  agreement or instrument  delivered to the Trustee for execution by it, the related  Servicer shall deliver an Officer's
Certificate  signed by a Servicing  Officer stating that the requirements of this subsection have been met in connection  therewith.  The related Servicer shall notify the Trustee and the Trust  Administrator that any such  substitution  or assumption  agreement  has been  completed by forwarding to the Trustee and the
Trust  Administrator a copy of such substitution or assumption  agreement,  and shall forward the original to the related  Custodian which shall be added to the related  Mortgage File and shall,  for all purposes, be  considered a part of such  Mortgage  File to the same extent as all other  documents  and  instruments constituting  a part  thereof.  Any fee  collected  by a  Servicer  for  entering  into an  assumption  or substitution  of  liability  agreement  shall  be  retained  by  such  Servicer  as  additional  servicing compensation.

SECTION 3.11.     Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans.

(a)      Each Servicer shall use  reasonable  efforts to foreclose  upon or otherwise  comparably  convert the ownership of properties  securing such of the related  Non-Designated  Mortgage Loans as come into and continue  in  default  and as to  which  no  satisfactory  arrangements  can be  made  for  collection  of delinquent  payments.  In connection with such foreclosure or other  conversion,  each Servicer shall take such  action as  (i) such  Servicer  would  take under  similar  circumstances  with  respect to a similar mortgage loan held for its own account for investment,  (ii) shall be consistent  with Accepted  Servicing
Practices,  (iii) such  Servicer shall determine  consistently with Accepted Servicing  Practices to be in the best interest of the Trust and  Certificateholders,  and (iv) is  consistent with the  requirements of the insurer under any Required  Insurance  Policy;  provided,  however,  that such  Servicer  shall not be required to expend its own funds in connection  with any  foreclosure  or towards the  restoration  of any property  unless it shall  determine  (i) that  such  restoration  and/or  foreclosure  will  increase the proceeds of  liquidation  of the related  Non-Designated  Mortgage Loan after  reimbursement  to itself of such expenses and (ii) that  such expenses will be  recoverable to it through  Liquidation  Proceeds.  Any funds expended by any Servicer  pursuant to this  Section 3.11(a) shall  be  reimbursable in full pursuant to  Section 3.08(a)(iii).  The related  Servicer  shall be  responsible  for all other costs and  expenses incurred by it in any such  proceedings;  provided,  however,  that it shall be entitled to  reimbursement thereof from the  Liquidation  Proceeds with respect to the related  Mortgaged  Property or otherwise as a
Servicing Advance in accordance with Section 3.08(a).

                  With  respect to any  Non-Designated  Mortgage  Loan,  notwithstanding  anything  to the contrary  contained in this  Agreement,  in connection  with a foreclosure or acceptance of a deed in lieu of  foreclosure,  in the event the  related  Servicer  has  reasonable  cause to believe  that the related
Mortgaged  Property  is  contaminated  by  hazardous  or  toxic  substances  or  wastes,  or if the  Trust
Administrator  otherwise  requests,  an  environmental  inspection  or review of such  Mortgaged  Property conducted  by a qualified  inspector  shall be  arranged  for by such  Servicer.  Upon  completion  of the inspection,  the related Servicer shall promptly provide the Trust  Administrator with a written report of environmental inspection.

                  In the event the environmental  inspection report indicates that the Mortgaged  Property is contaminated by hazardous or toxic  substances or wastes,  the related  Servicer shall not proceed with foreclosure  or acceptance of a deed in lieu of foreclosure  if the estimated  costs of the  environmental clean up, as estimated in the environmental  inspection  report,  together with the Servicing Advances and
Advances made by such Servicer and the estimated  costs of  foreclosure or acceptance of a deed in lieu of foreclosure  exceeds the estimated  value of the  Mortgaged  Property.  If however,  the aggregate of such clean up and foreclosure  costs,  Advances and Servicing  Advances are less than or equal to the estimated value of the  Mortgaged  Property,  then the related  Servicer  may,  in its  reasonable  judgment  and in accordance with Accepted Servicing  Practices,  choose to proceed with foreclosure or acceptance of a deed in lieu of foreclosure  and such Servicer shall be reimbursed for all  reasonable  costs  associated  with such  foreclosure or acceptance of a deed in lieu of foreclosure  and any related  environmental  clean up costs,  as  applicable,  from  the  related  Liquidation  Proceeds,  or if the  Liquidation  Proceeds  are
insufficient  to fully  reimburse  such Servicer,  such Servicer  shall be entitled to be reimbursed  from amounts in the related  Collection  Account pursuant to  Section 3.08(a) hereof.  In the event the related
Servicer does not proceed with  foreclosure  or acceptance  of a deed in lieu of  foreclosure  pursuant to the first  sentence of this  paragraph,  such Servicer  shall be reimbursed for all Advances and Servicing
Advances  made with  respect  to the  related  Mortgaged  Property  from the  related  Collection  Account pursuant to  Section 3.08(a) hereof,  and such Servicer  shall have no further  obligation to service such
Non-Designated Mortgage Loan under the provisions of this Agreement.

(b)      With  respect  to any  REO Property  related  to a  Non-Designated  Mortgage  Loan,  the  deed or certificate  of sale  shall,  subject to  applicable  laws,  be taken in the name of the  Trustee  for the benefit of the  Certificateholders,  or its nominee,  on behalf of the  Certificateholders.  The Trustee's name shall be placed on the title to such  REO Property  solely as the  Trustee  hereunder  and not in its individual  capacity.  The related  Servicer shall ensure that the title to such  REO Property  references this  Agreement and the Trustee  capacity  hereunder.  Pursuant to its efforts to sell such  REO Property, the related Servicer shall in accordance with Accepted Servicing Practices manage,  conserve,  protect and operate  each  REO Property  for the purpose of its prompt  disposition  and sale.  The related  Servicer, either itself or through an agent selected by such Servicer, shall manage,  conserve,  protect and operate the  REO Property in the same manner that it manages,  conserves,  protects and operates other  foreclosed property for its own account,  and in the same manner that  similar  property in the same  locality as the
REO Property is managed.  Upon request,  the related Servicer shall furnish to the Trust  Administrator on or before each  Distribution  Date a statement with respect to any REO Property  covering the operation of such  REO Property  for the previous  calendar month and such  Servicer's  efforts in connection  with the sale of such  REO Property  and any rental of such  REO Property  incidental  to the sale  thereof for the previous  calendar  month.  That statement  shall be  accompanied  by such other  information as the Trust
Administrator  shall  reasonably  request  and which is  necessary  to enable the Trust  Administrator  to comply with the reporting  requirements of the REMIC  Provisions.  The net monthly rental income,  if any, from such  REO Property  shall be deposited in the related  Collection  Account no later than the close of business  on  each  Determination  Date.  The  related  Servicer  shall  perform  the  tax  reporting  and withholding  required  by  Sections  1445  and  6050J  of  the  Code  with  respect  to  foreclosures  and abandonments,  the tax  reporting  required by  Section 6050H  of the Code with  respect to the receipt of mortgage  interest from  individuals  and any tax  reporting  required by  Section 6050P  of the Code with respect to the  cancellation  of  indebtedness by certain  financial  entities,  by preparing such tax and information  returns  as may be  required,  in the form  required,  and  delivering  the same to the Trust
Administrator for filing.

                  To the extent consistent with Accepted Servicing  Practices,  the related Servicer shall also maintain on each  REO Property  related to a  Non-Designated  Mortgage Loan fire and hazard insurance with extended  coverage in an amount which is equal to the  outstanding  principal  balance of the related
Non-Designated  Mortgage  Loan (as reduced by any amount  applied as a reduction  of principal at the time of acquisition of the REO Property),  liability  insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

(c)      In the event that the Trust Fund  acquires  any  Mortgaged  Property as aforesaid or otherwise in connection  with a default or imminent  default on a Mortgage Loan, the related  Servicer shall dispose of such  Mortgaged  Property  prior to three years after the end of the calendar year of its  acquisition  by the Trust Fund  unless  (i) the  Trustee  and the Trust  Administrator  shall have been  supplied  with an
Opinion  of  Counsel  to the  effect  that  the  holding  by the  Trust  Fund of such  Mortgaged  Property subsequent  to such  three-year  period  will  not  result  in the  imposition  of  taxes  on  "prohibited transactions"  of any REMIC  hereunder as defined in section 860F of the Code or cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates  are outstanding,  in which case the Trust
Fund may continue to hold such Mortgaged  Property  (subject to any  conditions  contained in such Opinion of Counsel) or (ii) the  applicable  Servicer  shall have applied  for,  prior to the  expiration  of such three-year period, an extension of such three-year period in the manner contemplated by  Section 856(e)(3)
of the Code, in which case the  three-year  period shall be extended by the applicable  extension  period.
Notwithstanding  any other provision of this Agreement,  no Mortgaged  Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise  used for the  production  of income by or on behalf of the Trust  Fund in such a manner or  pursuant  to any  terms  that  would  (i) cause  such
Mortgaged  Property to fail to qualify as "foreclosure  property" within the meaning of section 860G(a)(8)
of the Code or (ii) subject  any REMIC  hereunder to the imposition of any federal,  state or local income taxes on the income earned from such Mortgaged  Property under  Section 860G(c) of  the Code or otherwise, unless the related  Servicer has agreed to indemnify  and hold harmless the Trust Fund with respect to the imposition of any such taxes.

                  In the event of a default  on a  Mortgage  Loan one or more of whose  obligors  is not a
United States Person, as that term is defined in  Section 7701(a)(30)  of the Code, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure  (together,  "foreclosure") in respect of such
Mortgage Loan,  the related  Servicer shall cause  compliance  with the provisions of Treasury  Regulation
Section 1.1445-2(d)(3)  (or any successor  thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such  foreclosure  except to the extent,  if any,  that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

(d)      The  decision of a Servicer to  foreclose on a defaulted  Non-Designated  Mortgage  Loan shall be subject to a determination by such Servicer that the proceeds of such  foreclosure  would exceed the costs and  expenses  of  bringing  such a  proceeding.  The  income  earned  from  the  management  of  any  REO
Properties,  net of reimbursement to such Servicer for expenses incurred  (including any property or other taxes) in connection  with such  management and net of applicable  accrued and unpaid  Servicing Fees, and unreimbursed  Advances  and  Servicing  Advances,  shall be applied to the  payment  of  principal  of and interest on the related  defaulted  Non-Designated  Mortgage Loans (with interest  accruing as though such
Non-Designated  Mortgage Loans were still  current) and all such income shall be deemed,  for all purposes in this Agreement,  to be payments on account of principal and interest on the related  Mortgage Notes and shall be deposited  into the related  Collection  Account.  To the extent the net income  received  during any calendar month is in excess of the amount  attributable to amortizing  principal and accrued  interest at the related  Mortgage Rate on the related  Non-Designated  Mortgage Loan for such calendar month,  such excess  shall be  considered  to be a  partial  prepayment  of  principal  of the  related  Non-Designated
Mortgage Loan.

(e)      The proceeds from any liquidation of a  Non-Designated  Mortgage Loan, as well as any income from a related  REO Property,  will be applied in the  following  order of priority:  first,  to reimburse  the related Servicer for any related  unreimbursed  Servicing Advances and Servicing Fees, and with respect to
Wells Fargo,  any REO Disposition Fees related to such Mortgage Loan;  second,  to reimburse such Servicer for any unreimbursed  Advances;  third, to reimburse the related Collection Account for any Nonrecoverable
Advances  (or  portions   thereof)  that  were   previously   withdrawn  by  such  Servicer   pursuant  to
Section 3.08(a)(iii) that  related to such  Non-Designated  Mortgage Loan;  fourth,  to accrued and unpaid interest  (to the  extent  no  Advance  has been  made  for  such  amount  or any  such  Advance  has been reimbursed) on the Non-Designated  Mortgage Loan or related  REO Property,  at the per annum rate equal to the related  Mortgage Rate reduced by the related  Servicing Fee Rate, and any primary  mortgage  guaranty insurance  fee rate,  if  applicable,  to the Due Date  occurring  in the month in which such  amounts are required  to be  distributed;  and  fifth,  as a  recovery  of  principal  of the  Mortgage  Loan.  Excess proceeds,  if any, from the  liquidation  of a Liquidated  Mortgage Loan and/or with respect to recoveries obtained  following  the  liquidation  of  a  Liquidated  Mortgage  Loan  ("Excess  Proceeds")  that  is a
Non-Designated  Mortgage  Loan  shall  be  retained  by  the  related  Servicer  as  additional  servicing compensation pursuant to Section 3.14.

(f)      With respect to any Mortgage  Loan related to the  Group 1,  Group 2 or Group 3  Certificates,  a
Servicer of such  Mortgage Loan may (but is not  obligated  to) enter into a special  servicing  agreement with an  unaffiliated  Holder of a 100%  Percentage  Interest  of the most  junior  outstanding  Class C-B
Certificates.  Any such  agreement  may  contain  provisions  whereby  such  Holder may  (i) instruct  the related  Servicer to commence or delay  foreclosure  proceedings  with respect to any such  Mortgage  Loan that is delinquent  and will contain  provisions for the deposit of cash with such Servicer by such Holder that would be available for  distribution  to  Certificateholders  if  Liquidation  Proceeds are less than they  otherwise  may  have  been had  such  Servicer  acted in  accordance  with  its  normal  procedures,
(ii) purchase  any such  Mortgage  Loan that is delinquent  from the Trust Fund  immediately  prior to the commencement of foreclosure  proceedings at a price equal to the Purchase Price,  and/or  (iii) assume all of the  servicing  rights and  obligations  (as a  Sub-Servicer  on behalf of the related  Servicer)  with respect to any such Mortgage  Loan that is  delinquent  so long as (A) such Holder meets the  requirements for a Sub-Servicer set forth in  Section 3.02(a),  (B) such Holder has a current special servicing ranking of at least  "Average" from S&P, (C) such Holder shall  subservice  such Mortgage Loan in accordance  with this Agreement,  and (D) the related  Servicer has the right to transfer such servicing rights without the payment of any compensation to a Sub-Servicer.

                  With respect to any Mortgage  Loan  related to the Group 4  Certificates,  a Servicer of such  Mortgage  Loan may (but is not  obligated  to) enter  into a  special  servicing  agreement  with an unaffiliated  Holder of a 100% Percentage Interest of the Class 4-X  Certificates.  Any such agreement may contain  provisions  whereby  such  Holder may  (i) instruct  the  related  Servicer  to commence or delay foreclosure  proceedings  with  respect to any such  Mortgage  Loan that is  delinquent  and will  contain provisions  for the  deposit  of cash with such  Servicer  by such  Holder  that  would be  available  for distribution  to  Certificateholders  if  Liquidation  Proceeds are less than they otherwise may have been had such Servicer acted in accordance  with its normal  procedures,  (ii) purchase  any such Mortgage Loan that is delinquent from the Trust Fund immediately  prior to the  commencement of foreclosure  proceedings at a price equal to the Purchase Price,  and/or  (iii) assume  all of the servicing rights and obligations
(as a  Sub-Servicer  on behalf of the related  Servicer)  with respect to any such  Mortgage  Loan that is delinquent  so  long  as  (A) such  Holder  meets  the  requirements  for  a  Sub-Servicer  set  forth  in
Section 3.02(a),  (B) such Holder has a current special  servicing ranking of at least "Average" from S&P,
(C) such Holder shall  subservice  such  Mortgage  Loan in  accordance  with this  Agreement,  and (D) the related  Servicer has the right to transfer such servicing  rights without the payment of any compensation to a Sub-Servicer.

(g)      The Special  Servicer,  at its option,  may (but is not  obligated  to)  purchase  from the Trust
Fund,  (a) any  Mortgage Loan that is delinquent  in payment 90 or more days or (b) any  related  Mortgage
Loan  with  respect  to  which  there  has been  initiated  legal  action  or  other  proceedings  for the foreclosure  of the  related  Mortgaged  Property  either  judicially  or  non-judicially,  in each  case, provided that the applicable  Servicer has the right to transfer the related  servicing rights without the payment of any  compensation  to a  Sub-Servicer.  In the event that the Special  Servicer  exercises such option,  the Purchase Price therefor  shall be deposited in the related  Collection  Account and upon such deposit of the Purchase  Price and receipt of a Request for Release in the form of Exhibit K  hereto,  the
Custodian shall release the related  Mortgage File held for the benefit of the  Certificateholders  to the
Special  Servicer,  and the Trustee shall  execute and deliver at the Special  Servicer's  direction  such instruments of transfer or assignment  prepared by the Special  Servicer,  in each case without  recourse, as shall be  necessary  to  transfer  title  from the  Trustee to the  Special  Servicer.  The  applicable
Servicer shall be entitled to reimbursement  from the Special Servicer for all expenses  incurred by it in
connection  with  the  transfer  of  any  Mortgage  Loan  to  the  Special   Servicer   pursuant  to  this
Section 3.11(g).

SECTION 3.12.     Trustee and Trust Administrator to Cooperate; Release of Mortgage Files.

                  Upon the  payment  in full of any  Non-Designated  Mortgage  Loan,  or the  receipt by a
Servicer  of a  notification  that  payment  in full  will be  escrowed  in a  manner  customary  for such purposes,  such Servicer shall immediately  notify the related  Custodian by delivering,  or causing to be delivered a "Request for Release"  substantially  in the form of Exhibit K.  Upon receipt of such request, such  Custodian  shall  within  three  Business  Days  release  the related  Mortgage  File to the related
Servicer,  and the Trustee  shall within three  Business  Days of such  Servicer's  direction  execute and deliver to such  Servicer  the deed of  reconveyance  or  release  or  satisfaction  of  mortgage  or such instrument  releasing the lien of the Mortgage in each case provided by such Servicer,  and such Custodian shall  deliver the Mortgage  Note with written  evidence of  cancellation  thereon.  Expenses  incurred in connection  with any  instrument  of  satisfaction  or deed of  reconveyance  shall be  chargeable  to the related  Mortgagor.  From time to time and as shall be  appropriate  for the servicing or  foreclosure  of any  Non-Designated  Mortgage  Loan,  including  for such  purpose,  collection  under any policy of flood insurance,  any fidelity  bond or errors or omissions  policy,  or for the purposes of effecting a partial release of any Mortgaged  Property from the lien of the Mortgage or the making of any  corrections  to the
Mortgage Note or the Mortgage or any of the other  documents  included in the Mortgage  File,  the related
Custodian  within three  Business Days of delivery to such  Custodian of a Request for Release in the form of Exhibit K signed by a Servicing  Officer,  release the Mortgage File to the related  Servicer.  Subject to the further  limitations  set forth  below,  the related  Servicer  shall  cause the  Mortgage  File or documents  so released to be returned to the related  Custodian on its behalf,  when the need  therefor by such Servicer no longer  exists,  unless the  Non-Designated  Mortgage Loan is liquidated and the proceeds thereof are deposited in the related  Collection  Account,  in which case such  Servicer  shall deliver to the  Trustee,  or the  related  Custodian  a Request  for  Release in the form of  Exhibit K,  signed by a
Servicing  Officer.  Each Servicer is also  authorized to cause the removal from the  registration  on the
MERS®  System  of  such  Mortgage  and  to  execute  and  deliver,  on  behalf  of  the  Trustee  and  the
Certificateholders  or any of them, any and all  instruments of satisfaction or cancellation or of partial or full release, including an assignment of such loan to the Trustee.

                  If a Servicer at any time seeks to initiate a  foreclosure  proceeding in respect of any
Mortgaged  Property  related to a  Non-Designated  Mortgage  Loan as authorized  by this  Agreement,  such
Servicer shall deliver or cause to be delivered to the Trustee, for signature,  as appropriate,  any court pleadings,  requests for trustee's sale or other  documents  necessary to effectuate  such  foreclosure or any legal action  brought to obtain  judgment  against the  Mortgagor on the Mortgage Note or the Mortgage or to obtain a  deficiency  judgment or to enforce any other  remedies or rights  provided by the Mortgage
Note or the Mortgage or otherwise available at law or in equity.

SECTION 3.13.     Documents, Records and Funds in Possession of a Servicer to be Held for the Trust.

                  Notwithstanding  any other  provisions of this  Agreement,  each Servicer shall transmit to the related  Custodian,  as required by this  Agreement all documents and  instruments  in respect of a
Non-Designated  Mortgage  Loan  coming  into the  possession  of the  related  Servicer  from time to time required to be  delivered to the Trustee,  or such  Custodian on its behalf,  pursuant to the terms hereof and shall  account  fully to the Trust  Administrator  for any funds  received  by such  Servicer or which otherwise are collected by such Servicer as Liquidation  Proceeds or Insurance  Proceeds in respect of any
Non-Designated  Mortgage  Loan.  All Mortgage  Files and funds  collected or held by, or under the control of, a Servicer in respect of any Non-Designated  Mortgage Loans,  whether from the collection of principal and interest  payments or from  Liquidation  Proceeds,  including but not limited to, any funds on deposit in a  Collection  Account,  shall be held by the  related  Servicer  for and on behalf of the  Trust,  the
Trustee or the Trust  Administrator and shall be and remain the sole and exclusive  property of the Trust, subject to the  applicable  provisions  of this  Agreement.  Each  Servicer  also agrees that it shall not create,  incur or subject any  Mortgage  File or any funds that are  deposited  in the related  Collection
Account,  Certificate  Account or any  related  Escrow  Account,  or any funds that  otherwise  are or may become due or  payable  to the  Trust,  the  Trustee  or the Trust  Administrator  for the  benefit of the
Certificateholders,  to any claim, lien,  security interest,  judgment,  levy, writ of attachment or other encumbrance,  or assert by legal  action or  otherwise  any claim or right of setoff  against any Mortgage
File or any funds collected on, or in connection with, a Non-Designated  Mortgage Loan,  except,  however, that such  Servicer  shall be entitled to set off against and deduct from any such funds any amounts  that are properly due and payable to such Servicer under this Agreement.

SECTION 3.14.     Servicing Fee; Indemnification of Master Servicer.

(a)      As  compensation  for its services  hereunder,  each Servicer  shall be entitled to withdraw from the  applicable  Collection  Account or to retain from  interest  payments  on the related  Non-Designated
Mortgage  Loans,  the amount of its Servicing Fee, for each Mortgage Loan serviced by it, less any amounts
in  respect   of  its   Servicing   Fee,   as   applicable,   payable  by  such   Servicer   pursuant   to
Section 3.05(c)(vi).  The  Servicing  Fee for each  Servicer is limited to, and payable  solely from,  the interest  portion of such  Scheduled  Payments  collected  by such  Servicer or as  otherwise  provided in
Section 3.08(a).  In connection  with the servicing of any Special  Serviced  Mortgage  Loan,  the Special
Servicer shall receive the Servicing Fee for such Special  Serviced  Mortgage Loan as its compensation and
Ancillary Income with respect to Special Serviced Mortgage Loans.

(b)      With respect to each  Non-Designated  Mortgage Loan,  additional  servicing  compensation  in the form of  Ancillary  Income and Excess  Proceeds  shall be  retained by the  related  Servicer,  additional servicing  compensation  in the form of Payoff  Interest  not  required  to make  payments  in  respect of
Compensating  Interest  Payments  shall be retained  by SPS.  Each  Servicer  shall be required to pay all expenses incurred by it in connection with its servicing  activities  hereunder  (including the payment of
any  expenses   incurred  in  connection  with  any  Subservicing   Agreement  entered  into  pursuant  to
Section 3.02 and the payment of any premiums for insurance  required  pursuant to Section 3.16)  and shall not be entitled to reimbursement thereof except as specifically provided for in this Agreement.

(c)      The Master Servicer shall be compensated by the Trust  Administrator  as separately  agreed.  The
Master Servicer and any director,  officer,  employee or agent of the Master Servicer shall be indemnified by DLJMC (or if DLJMC shall fail to do so, by the Trust) and held  harmless  against  any loss,  liability or expense  (including  reasonable  attorney's fees and expenses) incurred in connection with any claim or legal action relating to (a) this  Agreement,  (b) the  Certificates or (c) the  performance of any of the
Master  Servicer's  duties  hereunder,  other than any loss,  liability  or expense  incurred by reason of willful  misfeasance,  bad faith or negligence in the performance of any of the Master  Servicer's  duties hereunder  or  incurred  by reason of any  action of the Master  Servicer  taken at the  direction  of the
Certificateholders;  provided,  however,  that the sum of (x) such  indemnity  amounts payable by DLJMC or the Trust to the Master Servicer  pursuant to this  Section 3.14(c),  (y) the indemnity amounts payable by
DLJMC or the Trust to the Trust  Administrator  pursuant to Section 10.05  and (z) the  indemnity  amounts payable  by DLJMC or the  Trust to Wells  Fargo,  as  Custodian,  pursuant  to the Wells  Fargo  Custodial
Agreement,  shall not exceed $200,000 per year; provided,  further,  that any amounts not payable by DLJMC or the Trust to the Master  Servicer due to the  preceding  proviso shall be payable by DLJMC (or if DLJMC fails to do so, by the  Trust)  in any  succeeding  year,  subject  to the  aggregate  $200,000  per annum limitation  imposed by the  preceding  proviso.  Such  indemnity  shall  survive the  termination  of this
Agreement or the resignation or removal of the Master Servicer hereunder.

SECTION 3.15.     Access to Certain Documentation.

                  The Master  Servicer and each  Servicer  shall provide to the Depositor and the Trustee, at the request of the OTS and the FDIC and to comparable  regulatory  authorities  supervising  Holders of
Subordinate  Certificates  and the  examiners and  supervisory  agents of the OTS, the FDIC and such other authorities,  access to the documentation  regarding the related Non-Designated Mortgage Loans required by applicable  regulations of the OTS and the FDIC. Such access shall be afforded  without  charge,  but only upon reasonable and prior written  request and during normal  business hours at the offices  designated by the Master  Servicer or such  Servicer.  Nothing in this  Section 3.15  shall limit the  obligation of the
Master  Servicer or any Servicer to observe any  applicable  law  prohibiting  disclosure  of  information regarding the  Mortgagors  and the failure of the Master  Servicer or such  Servicer to provide  access as provided  in this  Section 3.15  as a result  of such  obligation  shall not  constitute  a breach of this
Section 3.15.  Nothing  in this  Section 3.15  shall  require  the  Master  Servicer  or any  Servicer  to collect,  create,  collate or otherwise  generate any  information  that it does not generate in its usual course of business.

SECTION 3.16.     Maintenance of Fidelity Bond and Errors and Omissions Insurance.

                  Each Servicer shall maintain with responsible  companies,  at its own expense, a blanket
Fidelity  Bond and an Errors  and  Omissions  Insurance  Policy,  with  broad  coverage  on all  officers, employees  or other  persons  acting in any  capacity  requiring  such  persons  to handle  funds,  money, documents or papers  relating to the related  Mortgage  Loans  ("Servicer  Employees").  Any such Fidelity
Bond and Errors and  Omissions  Insurance  Policy  shall be in the form of the Mortgage  Banker's  Blanket
Bond and shall  protect  and insure  the  related  Servicer  against  losses,  including  forgery,  theft, embezzlement,  fraud,  errors and omissions and negligent acts of such Servicer  Employees.  Such Fidelity
Bond and Errors and  Omissions  Insurance  Policy  also shall  protect and insure  each  Servicer  against losses in connection with the release or  satisfaction of a related  Mortgage Loan without having obtained payment in full of the indebtedness  secured  thereby.  No provision of this  Section 3.16  requiring such
Fidelity  Bond and Errors and  Omissions  Insurance  Policy shall  diminish or relieve a Servicer from its duties and  obligations  as set forth in this  Agreement.  The  minimum  coverage  under any such bond and insurance  policy  shall be at least  equal to the  corresponding  amounts  required  by FNMA,  unless the related Servicer has obtained a waiver of such requirement.  Upon the request of the Trust  Administrator, the related  Servicer  shall cause to be delivered to the Trust  Administrator  a certificate of insurance of the insurer and the surety  including a statement  from the surety and the insurer  that such  fidelity bond and insurance  policy shall in no event be terminated or materially  modified  without 30 days' prior written notice to the Trust Administrator.

                  The Master Servicer shall maintain  insurance in such amounts  generally  acceptable for entities serving as master servicer.

SECTION 3.17.     Special Serviced Mortgage Loans.

                  If directed by the Special  Servicer  and solely at the  Special  Servicer's  option,  a
Servicer (a  "Transferring  Servicer")  shall  transfer the servicing of any Mortgage Loan serviced by the
Transferring  Servicer which is 90 days or more delinquent  (determined as of the close of business of the last day of the month preceding the related Data  Remittance  Date) to the Special  Servicer.  The Special
Servicer shall thereupon assume all of the rights and obligations of the Transferring  Servicer  hereunder arising  thereafter and the  Transferring  Servicer shall have no further rights or obligations  hereunder with respect to such Mortgage Loan (except that the Special  Servicer  shall not be (i) liable  for losses of the  Transferring  Servicer  pursuant  to  Section 3.09  hereof  or for any  acts or  omissions  of the
Transferring  Servicer  hereunder  prior to the  servicing  transfer  date,  (ii) obligated  to effectuate repurchases or substitutions  of Mortgage Loans hereunder  including,  but not limited to,  repurchases or substitutions  of Mortgage Loans pursuant to  Section 2.02  or 2.03 hereof,  (iii) deemed to have made any representations  and  warranties  of a  Transferring  Servicer  hereunder or (iv) be  subject to any other agreement  not  executed  by the  Special  Servicer).  Upon  the  transfer  of the  servicing  of any such
Mortgage Loan to the Special  Servicer,  the Special  Servicer shall be entitled to the related  Servicing
Fee and other  compensation  accruing  after the  servicing  transfer  date with respect to such  Mortgage
Loans pursuant to Section 3.14.

                  In  connection  with the transfer of the  servicing of any Mortgage  Loan to the Special
Servicer,  the Transferring  Servicer,  at the Special  Servicer's  expense,  shall deliver to the Special
Servicer  all  documents  and  records  relating  to such  Mortgage  Loans and an  accounting  of  amounts collected or held by it and otherwise  use its best efforts to effect the orderly and  efficient  transfer of the servicing to the Special  Servicer.  On the servicing  transfer  date,  the Special  Servicer shall reimburse  the  Transferring  Servicer for all  unreimbursed  Advances,  Servicing  Advances and Servicing
Fees, as  applicable,  relating to the Mortgage  Loans for which the servicing is being  transferred.  The
Special  Servicer shall be entitled to be reimbursed  pursuant to  Section 3.08  or otherwise  pursuant to this Agreement for all such Advances,  Servicing  Advances and Servicing Fees, as applicable,  paid by the
Transferring  Servicer pursuant to this Section 3.17.  In addition,  the Special Servicer shall notify the
Master  Servicer of such transfer and the  effective  date of such  transfer,  and amend the Mortgage Loan
Schedule to reflect that such Mortgage Loans are Special Serviced Mortgage Loans.

SECTION 3.18.     Indemnification of Servicers and Master Servicer.

                  Each  Servicer  agrees to  indemnify  and hold the  Master  Servicer  harmless  from and against any and all losses,  claims,  expenses,  costs or liabilities  (including attorneys fees and court costs)  incurred by the Master  Servicer as a result of or in connection with the failure by such Servicer to perform the  obligations  or  responsibilities  imposed upon or undertaken by such Servicer  under this
Agreement.

                  The  Master  Servicer  agrees to  indemnify  and hold each  Servicer  harmless  from and against any and all losses,  claims,  expenses,  costs or liabilities  (including attorneys fees and court costs)  incurred by such Servicer as a result of or in connection  with the failure by the Master Servicer to perform the  obligations or  responsibilities  imposed upon or undertaken by the Master  Servicer under this Agreement.

SECTION 3.19.     Notification of Adjustments.

                  With  respect to each  Mortgage  Loan,  the related  Servicer  shall adjust the Mortgage
Rate on the  related  Adjustment  Date in  compliance  with the  requirements  of  applicable  law and the related  Mortgage  and  Mortgage  Note.  The  related  Servicer  shall  execute  and  deliver  any and all necessary  notices  required under  applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage  Rate  adjustments.  Upon the  discovery by the related  Servicer or the receipt of notice  from the  Trust  Administrator  that  such  Servicer  has  failed  to  adjust a  Mortgage  Rate in accordance  with the terms of the related  Mortgage Note, such Servicer shall  immediately  deposit in the
Certificate  Account  from its own funds the  amount of any  interest  loss or  deferral  caused the Trust
Administrator thereby.

SECTION 3.20.     Designated Mortgage Loans.

(a)      For and on behalf of the  Certificateholders,  the Master  Servicer shall oversee and enforce the obligation of each  Designated  Servicer to service and administer the related  Designated  Mortgage Loans in accordance with the terms of the related Designated  Servicing  Agreement and shall have full power and authority to do any and all things  which it may deem  necessary  or  desirable  in  connection  with such master servicing and administration.  In performing its obligations  hereunder,  the Master Servicer shall act in a manner  consistent  with this  Agreement and with  customary  and usual  standards of practice of prudent mortgage loan master  servicers.  Furthermore,  the Master Servicer shall oversee and consult with each Designated  Servicer as necessary from  time-to-time to carry out the Master  Servicer's  obligations hereunder,  and shall  receive,  review and evaluate all reports,  information  and other data provided to the Master Servicer by each Designated Servicer.

                  The  Master  Servicer  shall  terminate  the rights and  obligations  of any  Designated
Servicer under the related Designated  Servicing  Agreement,  upon the failure of such Designated Servicer to perform any of its obligations under such Designated Servicing  Agreement,  which failure results in an event of default as  provided  in  Section 14  of the  Countrywide  Underlying  Servicing  Agreement  with respect to  Countrywide,  as provided in  Section 8.01 of the Hemisphere  Underlying  Servicing  Agreement
with respect to Hemisphere,  as provided in  Section 12.07  and Section W of Exhibit M to the CitiMortgage
Underlying  Servicing  Agreement with respect to CitiMortgage,  and as provided in Subsection 12.01 of the
BofA  Underlying  Servicing  Agreement  with  respect  to BofA.  In the  event a  Designated  Servicer  is terminated  pursuant to the preceding  sentence,  the Master  Servicer  shall notify the Depositor and the
Trust  Administrator and shall either  (a) select and engage a successor  servicer of the related Mortgage
Loans or (b) act as successor  servicer of the related  Mortgage  Loans.  In either case,  the  Designated
Mortgage Loans related to such Designated  Servicing  Agreement shall be serviced by the successor to such
Designated Servicer pursuant to the servicing  provisions of this Agreement,  and such Designated Mortgage
Loans shall be deemed as "Non-Designated  Mortgage Loans" under this Agreement;  provided,  however, it is understood  and  acknowledged  by the  parties  hereto that there will be a period of  transition  (not to exceed  90 days)  before  the  actual  servicing  functions  can be fully  transferred  to such  successor
Designated Servicer.  Such enforcement,  including,  without limitation,  the legal prosecution of claims, termination of Designated  Servicing  Agreements and the pursuit of other appropriate  remedies,  shall be in such form and  carried  out to such an  extent  and at such time as the  Master  Servicer,  in its good faith  business  judgment,  would  require  were it the owner of the related  Mortgage  Loans.  The Master
Servicer  shall pay the costs of such  enforcement at its own expense,  provided that the Master  Servicer shall not be  required  to  prosecute  or defend any legal  action  except to the  extent  that the Master
Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

                  To the  extent  that the  costs and  expenses  of the  Master  Servicer  related  to any termination of a Designated  Servicer,  appointment of a successor Designated Servicer or the transfer and assumption  of  servicing  by the Master  Servicer  with  respect to any  Designated  Servicing  Agreement
(including,  without  limitation,  (i) all  legal  costs  and  expenses  and all due  diligence  costs and expenses  associated with an evaluation of the potential  termination of a Designated Servicer as a result of an event of default by such  Designated  Servicer and (ii) all costs and expenses  associated  with the complete  transfer of servicing,  including all servicing files and all servicing data and the completion, correction  or  manipulation  of such  servicing  data as may be  required  by the  successor  servicer to correct  any  errors or  insufficiencies  in the  servicing  data or  otherwise  to enable  the  successor servicer to service the Mortgage  Loans in accordance  with this  Agreement)  are not fully  reimbursed by the terminated  Designated Servicer,  the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Trust.

(b)      Each month,  if a Designated  Servicer fails to make a required  Advance by the date such Advance is required to be made under the related  Designated  Servicing  Agreement,  the Master  Servicer shall on the Cash Remittance Date deposit in the amount of any required Advance in the Certificate Account.

(c)      Each month,  the Master Servicer shall make  Compensating  Interest  Payments with respect to the
Designated Mortgage Loans to the extent provided in Section 3.03.

SECTION 3.21.     Assigned Prepayment Premiums.

                  Notwithstanding  anything  in  this  Agreement  to  the  contrary,  in  the  event  of a
Principal  Prepayment,  the applicable  Servicer may not waive any Assigned  Prepayment Premium or portion thereof  required by the terms of the related  Mortgage Note unless  (i) the  related  Mortgage Loan is in default or foreseeable  default and such waiver (a) is standard and customary in servicing  mortgage loans similar to the  Mortgage  Loans and  (b) would,  in the  reasonable  judgment of such  Servicer,  maximize recovery of total  proceeds  taking into  account the value of such  Assigned  Prepayment  Premium and the related  Mortgage Loan,  (ii) (A) the  enforceability  thereof is limited (1) by  bankruptcy,  insolvency, moratorium,  receivership,  or other  similar law relating to  creditors'  rights  generally or (2) due to acceleration in connection with a foreclosure or other involuntary  payment,  or (B) the enforceability is otherwise  limited  or  prohibited  by  applicable  law,  (iii) the  enforceability  would  be  considered
"predatory"  pursuant to written  guidelines  issued by any applicable  federal,  state or local authority having  jurisdiction over such matters,  (iv) such Servicer is unable to locate  documentation  sufficient to allow it to  confirm  the  existence  and  amount  of such  Assigned  Prepayment  Premium  after  using commercially  reasonable efforts to locate such  documentation,  which efforts shall include,  but are not limited to, seeking such  documentation  from the Depositor,  the Seller,  the related  Custodian and from its own records or files or (v) the related  Mortgaged  Property  has been  damaged  such that the current value of the  Mortgaged  Property has been  reduced by at least half as a result of a natural  disaster or other  insured or  uninsured  peril,  and the  borrower  has  elected to pay the loan in full  rather than rebuild  the  Mortgaged  Property.  For the  avoidance  of doubt,  the  applicable  Servicer  may waive an
Assigned  Prepayment  Premium in  connection  with a short sale or short  payoff on a  defaulted  Mortgage
Loan. If an applicable  Servicer has waived all or a portion of an Assigned  Prepayment  Premium  relating to a  Principal  Prepayment,  other than as  provided  above,  such  Servicer  shall  deliver to the Trust
Administrator  no later than the next succeeding  Cash  Remittance  Date, for deposit into the Certificate
Account the amount of such Assigned  Prepayment  Premium (or such portion  thereof as had been waived) for distribution  in accordance  with the terms of this  Agreement and if such Servicer  fails to deliver such amount, any of the Trust  Administrator,  the Master Servicer,  the Trustee or the Seller may enforce such obligation.  If such  Servicer  has waived  all or a portion of an  Assigned  Prepayment  Premium  for any reason,  it shall include such  information,  including the reason for such waiver, in any monthly reports it provides,  and such  Servicer if other than Wells  Fargo,  shall  notify the Trust  Administrator,  the
Seller,  the Master  Servicer and the Trustee of such waiver,  and if such Servicer is Wells Fargo,  Wells
Fargo shall notify the Trust  Administrator and the Trust  Administrator  shall forward any such notice to the Seller,  the Master Servicer and the Trustee.  Notwithstanding  any provision in this Agreement to the contrary,  in the event the Assigned  Prepayment  Premium payable under the terms of the related  Mortgage
Note is less  than  the  amount  of the  Assigned  Prepayment  Premium  set  forth  in the  Mortgage  Loan
Schedule or  other  information  provided to the  applicable  Servicer,  such Servicer  shall not have any liability  or  obligation  with  respect  to such  difference.  The  Master  Servicer  shall  not have any responsibility  for verifying the accuracy of the amount of Assigned  Prepayment  Premiums remitted by the
Servicers.

                  Notwithstanding  anything in this  Agreement to the contrary,  the Trustee and the Trust
Administrator  shall have no  obligation  to collect  Prepayment  Premiums from any Servicer or Designated
Servicer  other than Wells Fargo,  in its capacity as a Servicer (or any of its  successors  and assigns),
GreenPoint (or any of its successors and assigns) or SPS (or any of its successors and assigns).

                                                ARTICLE IV

                              PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

SECTION 4.01.     Priorities of Distribution.

                  (I)      (A)      On each  Distribution  Date,  with  respect to the  Group 1,  Group 2,
Group 3 and Class C-B Certificates,  the Trust Administrator shall determine the amounts to be distributed to each Class of Certificates as follows:

(a)      with respect to the Group 1  Certificates,  from the Available  Distribution  Amount  relating to
         Loan Group 1:

(i)      first,  concurrently,  to the Group 1  Certificates and the Class C-M-1  Certificates,  an amount allocable  to  interest  equal to the  related  Interest  Distribution  Amount  for such
         Distribution  Date,  any shortfall  being  allocated pro rata between such Classes based on the Interest  Distribution  Amount that would have been distributed in the absence of such shortfall; and

(ii)     second,  on each  Distribution  Date,  from the  Available  Distribution  Amount for Loan Group 1
         remaining    after    giving    effect    to    the     distributions     pursuant    to
         Section 4.01(I)(A)(a)(i) above,  the Group 1 Senior Principal  Distribution  Amount,  as
         principal, sequentially, as follows:

(A)      first,  to the Class AR and Class AR-L  Certificates,  pro rata based on their  respective  Class
         Principal  Balances  immediately prior to such  Distribution  Date, until their respective Class Principal Balances have been reduced to zero; and

(B)      second,  the Group 1 Senior Principal  Distribution  Amount for that  Distribution Date remaining after making the payments  specified in clause (A)  above,  to the  Class 1-A-1 and Class C-M-1  Certificates,  pro rata based on its Class  Principal  Balance with  respect  to the Class  1-A-1  Certificates  and the Class  C-M-1  Group 1
         Component  Balance with respect to the Class C-M-1  Certificates,  in each case immediately  prior to such  Distribution  Date,  until their  respective  Class
         Principal Balances have been reduced to zero;

(b)      with respect to the Group 2  Certificates,  and from the Available  Distribution  Amount relating to Loan Group 2:

(i)      first,  concurrently,  to the Group 2 Certificates,  an amount allocable to interest equal to the related Interest  Distribution  Amount for such  Distribution  Date, any shortfall being allocated pro rata between such Classes based on the Interest  Distribution  Amount that would have been distributed in the absence of such shortfall; and

(ii)     second,  on each  Distribution  Date,  from the  Available  Distribution  Amount for Loan Group 2
         remaining    after    giving    effect    to    the     distributions     pursuant    to
         Section 4.01(I)(A)(b)(i) above,  to the  Class 2-A-1 and  Class 2-A-2  Certificates,  as
         principal,  the Group 2 Senior Principal  Distribution  Amount,  pro rata based on their respective Class Principal  Balances  immediately prior to such Distribution Date, until their respective Class Principal Balances have been reduced to zero.

(c)      with respect to the Group 3  Certificates,  and from the Available  Distribution  Amount relating to Loan Group 3:

(i)      first,  concurrently,  to the Group 3  Certificates and the Class C-M-1  Certificates,  an amount allocable  to  interest  equal to the  related  Interest  Distribution  Amount  for such
         Distribution  Date,  any shortfall  being  allocated pro rata between such Classes based on the Interest  Distribution  Amount that would have been distributed in the absence of such shortfall; and

(ii)     second,  on each  Distribution  Date,  from the  Available  Distribution  Amount for Loan Group 3
         remaining    after    giving    effect    to    the     distributions     pursuant    to
         Section 4.01(I)(A)(c)(i) above,  to the Class 3-A-1 and  Class C-M-1  Certificates,  pro
         rata based on its Class Principal  Balance with respect to the Class 3-A-1  Certificates and the  Class  C-M-1  Group  3  Component  Balance  with  respect  to the  Class  C-M-1
         Certificates,  in each case  immediately  prior to such  Distribution  Date, until their respective Class Principal Balances have been reduced to zero.

(d)      with respect to the  Class C-B  and  Class AR-L  Certificates,  from the  Available  Distribution
         Amount   relating  to  Loan  Group 1,   Loan  Group 2  and  Loan  Group 3   remaining  after  the
         distributions  pursuant  to   Sections 4.01(I)(A)(a) through   (c) above,   subject  to  Sections
         4.01(I)(C)  below,  and  further  subject to any  payments  to the  Group 1,  Group 2 and Group 3
         Certificates  as described in  Section 4.07,  to the following  Classes in the following order of priority:

(i)      to the  Class C-B-1  Certificates,  an  amount  allocable  to  interest  equal  to  the  Interest
         Distribution Amount for such Class for such Distribution Date;

(ii)     to the  Class C-B-1  Certificates,  an amount  allocable to principal equal to its Pro Rata Share
         for  such   Distribution   Date,  until  the  Class  Principal  Balance  of  Class C-B-1
         Certificates has been reduced to zero;

(iii)    to the  Class C-B-2  Certificates,  an  amount  allocable  to  interest  equal  to  the  Interest
         Distribution Amount for such Class for such Distribution Date;

(iv)     to the  Class C-B-2  Certificates,  an amount  allocable to principal equal to its Pro Rata Share
         for  such   Distribution   Date,  until  the  Class  Principal  Balance  of  Class C-B-2
         Certificates has been reduced to zero;

(v)      to the  Class C-B-3  Certificates,  an  amount  allocable  to  interest  equal  to  the  Interest
         Distribution Amount for such Class for such Distribution Date;

(vi)     to the  Class C-B-3  Certificates,  an amount  allocable to principal equal to its Pro Rata Share
         for  such   Distribution   Date,  until  the  Class  Principal  Balance  of  Class C-B-3
         Certificates has been reduced to zero;

(vii)    to the  Class C-B-4  Certificates,  an  amount  allocable  to  interest  equal  to  the  Interest
         Distribution Amount for such Class for such Distribution Date;

(viii)   to the  Class C-B-4  Certificates,  an amount  allocable to principal equal to its Pro Rata Share
         for  such   Distribution   Date,  until  the  Class  Principal  Balance  of  Class C-B-4
         Certificates has been reduced to zero;

(ix)     to the  Class C-B-5  Certificates,  an  amount  allocable  to  interest  equal  to  the  Interest
         Distribution Amount for such Class for such Distribution Date;

(x)      to the  Class C-B-5  Certificates,  an amount  allocable to principal equal to its Pro Rata Share
         for  such   Distribution   Date,  until  the  Class  Principal  Balance  of  Class C-B-5
         Certificates has been reduced to zero;

(xi)     to the  Class C-B-6  Certificates,  an  amount  allocable  to  interest  equal  to  the  Interest
         Distribution Amount for such Class for such Distribution Date;

(xii)    to the  Class C-B-6  Certificates,  an amount  allocable to principal equal to its Pro Rata Share
         for  such   Distribution   Date,  until  the  Class  Principal  Balance  of  Class C-B-6
         Certificates has been reduced to zero;

(xiii)   to  the  Class C-B-1,   Class C-B-2,   Class C-B-3,  Class C-B-4,  Class C-B-5  and  Class  C-B-6
         Certificates,  in that order,  up to an amount of Net Realized Losses for such Class, if
         any;    provided,     however,     that    any    distribution    pursuant    to    this
         Section 4.01(I)(A)(d)(xiii)  shall  not  result  in a  further  reduction  of the  Class
         Principal Balance of any of the Class C-B Certificates; and

(xiv)    to the Class AR-L  Certificates,  any remaining  Available  Distribution Amount for Loan Group 1,
         Loan Group 2 and Loan  Group 3,  (to the extent such amount is held by  REMIC I),  or to the  Class AR  Certificates,  any  remaining  Available  Distribution  Amount  for  Loan
         Group 1, Loan Group 2 and Loan Group 3 (to the extent such amount is held by REMIC III).

                  (B)      On each  Distribution  Date,  the  amount  referred  to in  clause  (i) of  the definition  of  Interest  Distribution  Amount  for such  Distribution  Date for  each  Class of  Group 1,
Group 2,  Group 3,  Class C-M-1 and Class C-B  Certificates shall be reduced by the Trust Administrator by the  related  Class's pro rata share  (based on the amount of the  Interest  Distribution  Amount for each
such  Class before  reduction  pursuant  to  this   Section 4.01(I)(B))  of  (i) Net  Prepayment  Interest
Shortfalls  for Mortgage Loans in the related Loan Group for  such  Distribution  Date and  (ii) (A) after the Special Hazard Coverage  Termination Date, with respect to each Group 1,  Group 2 and Group 3 Mortgage
Loan, as  applicable,  that was the subject of Special Hazard Loss during the prior  calendar  month,  the excess of one month's  interest at the related Net Mortgage Rate on the Stated  Principal  Balance of such
Mortgage  Loan as of the Due Date in such  month  over the  amount  of  Liquidation  Proceeds  applied  as interest on such Mortgage Loan with respect to such month, (B) after the Bankruptcy  Coverage  Termination
Date, with respect to each Group 1,  Group 2 or Group 3 Mortgage Loan, as applicable,  that became subject to a Bankruptcy  Loss during the prior calendar  month,  the interest  portion of the related Debt Service
Reduction  or Deficient  Valuation,  (C) each  Relief Act  Reduction  for any Group 1,  Group 2 or Group 3
Mortgage  Loan,  as  applicable,  incurred  during the prior  calendar  month and (D) after the Fraud Loss
Coverage  Termination  Date,  with  respect  to  each  Group 1,  Group 2  or  Group 3  Mortgage  Loan,  as applicable,  that became a Fraud Loan during the prior calendar  month the excess of one month's  interest at the related Net  Mortgage  Rate on the Stated  Principal  Balance of such  Mortgage  Loan as of the Due
Date in such month over the amount of  Liquidation  Proceeds  applied as  interest on such  Mortgage  Loan with  respect to such month.  For purposes of  calculating  the  reduction  of the  Interest  Distribution
Amount for the  Class C-M-1  Certificates  with respect to Loan Group 1 or Loan  Group 3,  such  reduction shall be based on the  amount  of  interest  accruing  at the Net WAC  Rate  for such  Loan  Group on  the
Class C-M-1  Group 1 Component Balance and Class C-M-1  Group 3 Component Balance,  respectively,  in each case for such  Distribution  Date. For purposes of calculating the reduction of the Interest  Distribution
Amount for each  Class of  Class C-B  Certificates  with  respect to Loan  Group 1,  Loan  Group 2 or Loan
Group 3,  such  reduction  shall be based on the amount of interest  accruing at the Net WAC Rate for such
Loan  Group on  such Class's  proportionate  share,  based on the Class  Principal  Balance of the related
Subordinate Component Balance for that Distribution Date.

                  (C)      With respect to each Class of  Class C-B  Certificates,  if on any Distribution
Date the related  Subordination  Level of such Class is less than such  percentage as of the Closing Date, no distribution of Principal  Prepayments shall be made to any Class or Classes of Class C-B  Certificates junior to such Class (the  "Restricted Classes") and the amount otherwise  distributable to the Restricted
Classes in  respect of such  Principal  Prepayments  shall be  allocated  among the  remaining  Classes of
Class C-B Certificates, pro rata, based upon their respective Class Principal Balances.

                  (D)      The Trust  Administrator  shall  distribute the Mortgage Loan Purchase Price of any  Optional  Termination  of Loan  Group 1,  Loan Group 2 and Loan Group 3 in excess of the Par Value to the holder of the Class AR-L Certificate.

                  (II)     With respect to the Group 4 Certificates:

(a)      On each  Distribution  Date or, in the case of payments to the  Supplemental  Interest  Trust, on the related Swap Payment Date, the Trust  Administrator  shall distribute the Interest Remittance
         Amount for such date in the following order of priority:

(i)      to the Supplemental  Interest Trust for payment to the Swap Counterparty,  an amount equal to the
         Swap  Fee  Amount  and any  Swap  Termination  Payment  not  due to a Swap  Counterparty
         Trigger Event for such Distribution  Date and any Swap Termination  Payment not due to a
         Swap Counterparty Trigger Event remaining unpaid from a prior Swap Payment Date;

(ii)     to the Group 4  Senior  Certificates,  pro rata based on amounts  due,  Current  Interest and any
         Carryforward Interest for such Class and such Distribution Date;

(iii)    to the  Class 4-M-1  Certificates,  Current  Interest  and any  Carryforward  Interest  for  such
         Class and such Distribution Date;

(iv)     to the  Class 4-M-2  Certificates,  Current  Interest  and any  Carryforward  Interest  for  such
         Class and such Distribution Date;

(v)      to the  Class 4-M-3  Certificates,  Current  Interest  and any  Carryforward  Interest  for  such
         Class and such Distribution Date;

(vi)     to the  Class 4-M-4  Certificates,  Current  Interest  and any  Carryforward  Interest  for  such
         Class and such Distribution Date;

(vii)    to the  Class 4-M-5  Certificates,  Current  Interest  and any  Carryforward  Interest  for  such
         Class and such Distribution Date;

(viii)   to the  Class 4-M-6  Certificates,  Current  Interest  and any  Carryforward  Interest  for  such
         Class and such Distribution Date;

(ix)     to the  Class 4-M-7  Certificates,  Current  Interest  and any  Carryforward  Interest  for  such
         Class and such Distribution Date;

(x)      to the  Class 4-M-8  Certificates,  Current  Interest  and any  Carryforward  Interest  for  such
         Class and such Distribution Date;

(xi)     to the  Class 4-M-9  Certificates,  Current  Interest  and any  Carryforward  Interest  for  such
         Class and such Distribution Date;

(xii)    to the  Class 4-B-1  Certificates,  Current  Interest  and any  Carryforward  Interest  for  such
         Class and such Distribution Date; and

(xiii)   for  application as part of Monthly  Excess  Cashflow for such  Distribution  Date as provided in
         Section 4.01(II)(d),  any Interest  Remittance  Amount  remaining for such  Distribution
         Date.

(b)      On each  Distribution  Date or, in the case of payments to the  Supplemental  Interest  Trust, on the related Swap  Payment  Date,  (A) prior  to the Stepdown  Date or (B) with respect to which a
         Trigger Event is in effect,  the Trust  Administrator  shall  distribute  the  Principal  Payment
         Amount for Loan Group 4 for such date in the following order of priority:

(i)      to the  Supplemental  Interest Trust for payment to the Swap  Counterparty,  any Swap Termination
         Payment  not due to a Swap  Counterparty  Trigger  Event for such Swap  Payment  Date or remaining  unpaid  from any prior Swap  Payment  Date,  to the extent  remaining  unpaid after giving effect to the  distributions  of the Interest  Remittance  Amount set forth in Section 4.01(II)(a) hereof for such Swap Payment Date;

(ii)     to the Group 4 Senior  Certificates,  pro rata,  weighted based on the aggregate  Class Principal
         Balance of four groups of classes (the  Class 4-A-1-1 and Class 4-A-1-2  Certificates as
         the first group, the Class 4-A-2  Certificates as the second group,  the  Class 4-A-3-1,
         Class 4-A-3-2  and  Class 4-A-3-3  Certificates  as the third group and the  Class 4-A-4
         Certificates as the fourth group), as follows:

                                            (1)      the  pro  rata  portion  of  the  Principal   Payment
                           Amount allocated to the Class 4-A-1-1 and  Class 4-A-1-2  Certificates,  to the
                           Class 4-A-1-1 and Class 4-A-1-2  Certificates,  pro rata, weighted based on the
                           Class Principal  Balance with respect the  Class 4-A-1-1  Certificates  and the
                           Class 4-A-1-2   Adjusted   Class   Principal   Balance   with  respect  to  the
                           Class 4-A-1-2  Certificates,  until their respective  Class Principal  Balances have been reduced to zero;

                                            (2)      the  pro  rata  portion  of  the  Principal   Payment
                           Amount   allocated  to  the  Class 4-A-2   Certificates,   to  the  Class 4-A-2
                           Certificates, until its Class Principal Balance has been reduced to zero;

                                            (3)      the  pro  rata  portion  of  the  Principal   Payment
                           Amount  allocated  to  the   Class 4-A-3-1,   Class 4-A-3-2  and  Class 4-A-3-3
                           Certificates,   sequentially   to   the   Class 4-A-3-1,    Class 4-A-3-2   and
                           Class 4-A-3-3   Certificates,   in  that   order,   in  each  case   until  its
                           Class Principal Balance has been reduced to zero; and

                                            (4)      the  pro  rata  portion  of  the  Principal   Payment
                           Amount   allocated  to  the  Class 4-A-4   Certificates,   to  the  Class 4-A-4
                           Certificates, until its Class Principal Balance has been reduced to zero;

(iii)    to the Class 4-M-1 Certificates, until its Class Principal Balance has been reduced to zero;

(iv)     to the Class 4-M-2 Certificates, until its Class Principal Balance has been reduced to zero;

(v)      to the Class 4-M-3 Certificates, until its Class Principal Balance has been reduced to zero;

(vi)     to the Class 4-M-4 Certificates, until its Class Principal Balance has been reduced to zero;

(vii)    to the Class 4-M-5 Certificates, until its Class Principal Balance has been reduced to zero;

(viii)   to the Class 4-M-6 Certificates, until its Class Principal Balance has been reduced to zero;

(ix)     to the Class 4-M-7 Certificates, until its Class Principal Balance has been reduced to zero;

(x)      to the Class 4-M-8 Certificates, until its Class Principal Balance has been reduced to zero;

(xi)     to the Class 4-M-9 Certificates, until its Class Principal Balance has been reduced to zero;

(xii)    to the Class 4-B-1 Certificates, until its Class Principal Balance has been reduced to zero; and

(xiii)   for  application as part of Monthly Excess  Cashflow for such  Distribution  Date, as provided in
                  Section 4.01(II)(d),  any Principal Payment Amount remaining after application  pursuant to Section 4.01(II)(b)(i) through (xii) above.

(c)      On each  Distribution  Date or, in the case of payments to the  Supplemental  Interest  Trust, on the related Swap Payment Date,  (A) on or after the Stepdown  Date and (B) with  respect to which a Trigger  Event is not in  effect,  the  Trust  Administrator  shall  distribute  the  Principal
         Payment Amount for Loan Group 4 for such date in the following order of priority:

(i)      to the  Supplemental  Interest Trust for payment to the Swap  Counterparty,  any Swap Termination
         Payment  not due to a Swap  Counterparty  Trigger  Event for such Swap  Payment  Date or remaining  unpaid  from any prior Swap  Payment  Date,  to the extent  remaining  unpaid after giving effect to the  distributions  of the Interest  Remittance  Amount set forth in Section 4.01(II)(a) hereof for the related Distribution Date;

(ii)     to the Group 4 Senior  Certificates,  the sum of (1) the Group 4 Senior Principal  Payment Amount
         and (2) the  component of the Principal  Remittance  Amount  representing  payments,  if any,  under the Group 4  Interest Rate Cap  Agreements to cover  Realized  Losses on the
         Group 4  Mortgage Loans,  in each case for such  distribution  date, pro rata,  weighted based  on  the  aggregate  Class Principal  Balance  of  four  groups  of  classes  (the
         Class 4-A-1-1  and  Class 4-A-1-2  Certificates  as the  first  group,  the  Class 4-A-2
         Certificates as the second group, the  Class 4-A-3-1,  Class 4-A-3-2  and  Class 4-A-3-3
         Certificates as the third group and the  Class 4-A-4  Certificates as the fourth group), as follows:

                                            (1)      the pro rata  portion  of such  amount  allocated  to
                           the  Class 4-A-1-1  and  Class 4-A-1-2  Certificates,  to the Class 4-A-1-1 and
                           Class 4-A-1-2  Certificates,  pro rata,  weighted based on the Class  Principal
                           Balance  with  respect the  Class 4-A-1-1  Certificates  and the  Class 4-A-1-2
                           Adjusted   Class   Principal   Balance  with   respect  to  the   Class 4-A-1-2
                           Certificates,  until  their  respective  Class  Principal  Balances  have  been reduced to zero;

                                            (2)      the pro rata  portion  of such  amount  allocated  to
                           the  Class 4-A-2  Certificates,  to the  Class 4-A-2  Certificates,  until  its
                           Class Principal Balance has been reduced to zero;

                                            (3)      the pro rata  portion  of such  amount  allocated  to
                           the Class 4-A-3-1,  Class 4-A-3-2 and Class 4-A-3-3 Certificates,  sequentially to the  Class 4-A-3-1,  Class 4-A-3-2 and Class 4-A-3-3  Certificates,  in that order,  in each case  until its  Class Principal  Balance  has been  reduced to zero; and

                                            (4)      the pro rata  portion  of such  amount  allocated  to
                           the  Class 4-A-4  Certificates,  to the  Class 4-A-4  Certificates,  until  its
                           Class Principal Balance has been reduced to zero;

(iii)    to the Class 4-M-1  Certificates,  the Class 4-M-1 Principal Payment Amount for such Distribution
         Date, until its Class Principal Balance has been reduced to zero;

(iv)     to the Class 4-M-2  Certificates,  the Class 4-M-2 Principal Payment Amount for such Distribution
         Date, until the Class Principal Balance of such Class has been reduced to zero;

(v)      to the Class 4-M-3  Certificates,  the Class 4-M-3 Principal Payment Amount for such Distribution
         Date, until the Class Principal Balance of such Class has been reduced to zero;

(vi)     to the Class 4-M-4  Certificates,  the Class 4-M-4 Principal Payment Amount for such Distribution
         Date, until the Class Principal Balance of such Class has been reduced to zero;

(vii)    to the Class 4-M-5  Certificates,  the Class 4-M-5 Principal Payment Amount for such Distribution
         Date, until the Class Principal Balance of such Class has been reduced to zero;

(viii)   to the Class 4-M-6  Certificates,  the Class 4-M-6 Principal Payment Amount for such Distribution
         Date, until the Class Principal Balance of such Class has been reduced to zero;

(ix)     to the Class 4-M-7  Certificates,  the Class 4-M-7 Principal Payment Amount for such Distribution
         Date, until the Class Principal Balance of such Class has been reduced to zero;

(x)      to the Class 4-M-8  Certificates,  the Class 4-M-8 Principal Payment Amount for such Distribution
         Date, until the Class Principal Balance of such Class has been reduced to zero;

(xi)     to the Class 4-M-9  Certificates,  the Class 4-M-9 Principal Payment Amount for such Distribution
         Date, until the Class Principal Balance of such Class has been reduced to zero;

(xii)    to the Class 4-B-1  Certificates,  the Class 4-B-1 Principal Payment Amount for such Distribution
         Date, until the Class Principal Balance of such Class has been reduced to zero; and

(xiii)   for  application as part of Monthly Excess  Cashflow for such  Distribution  Date, as provided in
         Section 4.01(II)(d),  any Principal Payment Amount remaining after application  pursuant to Section 4.01(II)(c)(i) through (xii) above.

(d)      On each  Distribution  Date or, in the case of payments to the  Supplemental  Interest  Trust, on the related Swap Payment  Date,  the Trust  Administrator  shall  distribute  the Monthly  Excess
         Cashflow for such date in the following order of priority:

(i)      until  the  aggregate  Class  Principal  Balance  of the  Group 4  Certificates,  other  than the
         Class 4-X  Certificates,  equals the  Aggregate  Loan Group Balance for Loan Group 4 for
         such Distribution Date minus the Targeted Overcollateralization Amount for such date:

(A)      on each  Distribution  Date (x) prior to the Stepdown Date or (y) with respect to which a Trigger
         Event  is  in  effect,   to  the  extent  of  Monthly  Excess  Interest  for  such
         Distribution  Date,  to the  Group 4  Certificates,  in  the  following  order  of priority:

(1)      to the Group 4 Senior  Certificates,  pro rata,  weighted based on the aggregate  Class Principal
         Balance of four  groups of classes  (the  Class 4-A-1-1  and  Class 4-A-1-2
         Certificates  as the  first  group,  the  Class 4-A-2  Certificates  as the
         second  group,   the   Class 4-A-3-1,   Class 4-A-3-2   and   Class 4-A-3-3
         Certificates  as the third group and the  Class 4-A-4  Certificates  as the fourth group), as follows:

                                                     (A)      the  pro  rata  portion   allocated  to  the
                                    Class 4-A-1-1  and  Class 4-A-1-2  Certificates,  to the Class 4-A-1-1
                                    and Class 4-A-1-2 Certificates,  pro rata, weighted based on the Class
                                    Principal Balance with respect the Class 4-A-1-1  Certificates and the
                                    Class 4-A-1-2  Adjusted  Class  Principal  Balance with respect to the
                                    Class 4-A-1-2  Certificates,  until their  respective  Class Principal
                                    Balances have been reduced to zero;

                                                     (B)      the  pro  rata  portion   allocated  to  the
                                    Class 4-A-2 Certificates,  to the Class 4-A-2 Certificates,  until its
                                    Class Principal Balance has been reduced to zero;

                                                     (C)      the  pro  rata  portion   allocated  to  the
                                    Class 4-A-3-1,    Class 4-A-3-2   and   Class 4-A-3-3    Certificates,
                                    sequentially to the  Class 4-A-3-1,  Class 4-A-3-2  and  Class 4-A-3-3
                                    Certificates,  in that order,  in each case until its  Class Principal
                                    Balance has been reduced to zero; and

                                                     (D)      the  pro  rata  portion   allocated  to  the
                                    Class 4-A-4 Certificates,  to the Class 4-A-4 Certificates,  until its
                                    Class Principal Balance has been reduced to zero;

(2)      to the Class 4-M-1 Certificates, until its Class Principal Balance has been reduced to zero;

(3)      to the Class 4-M-2 Certificates, until its Class Principal Balance has been reduced to zero;

(4)      to the Class 4-M-3 Certificates, until its Class Principal Balance has been reduced to zero; and

(5)      to the Class 4-M-4 Certificates, until its Class Principal Balance has been reduced to zero;

(6)      to the Class 4-M-5 Certificates, until its Class Principal Balance has been reduced to zero;

(7)      to the Class 4-M-6 Certificates, until its Class Principal Balance has been reduced to zero;

(8)      to the Class 4-M-7 Certificates, until its Class Principal Balance has been reduced to zero;

(9)      to the Class 4-M-8 Certificates, until its Class Principal Balance has been reduced to zero;

(10)     to the Class 4-M-9 Certificates, until its Class Principal Balance has been reduced to zero; and

(11)     to the Class 4-B-1 Certificates, until its Class Principal Balance has been reduced to zero; and

(B)      on each  Distribution  Date (x) on or after the  Stepdown  Date and  (y) with  respect to which a
         Trigger Event is not in effect,  to fund any principal  distributions  required to be made on such  Distribution  Date set forth above in  Section 4.01(II)(c) above, after giving effect to the  distribution of the Principal  Payment Amount for Loan
         Group 4 for such  Distribution  Date, in accordance  with the priorities set forth therein;

(ii)     to the Class 4-A-4 Certificates, any Deferred Amount for such Class;

(iii)    to the Class 4-M-1 Certificates, any Deferred Amount for such Class;

(iv)     to the Class 4-M-2 Certificates, any Deferred Amount for such Class;

(v)      to the Class 4-M-3 Certificates, any Deferred Amount for such Class;

(vi)     to the Class 4-M-4 Certificates, any Deferred Amount for such Class;

(vii)    to the Class 4-M-5 Certificates, any Deferred Amount for such Class;

(viii)   to the Class 4-M-6 Certificates, any Deferred Amount for such Class;

(ix)     to the Class 4-M-7 Certificates, any Deferred Amount for such Class;

(x)      to the Class 4-M-8 Certificates, any Deferred Amount for such Class;

(xi)     to the Class 4-M-9 Certificates, any Deferred Amount for such Class;

(xii)    to the Class 4-B-1 Certificates, any Deferred Amount for such Class;

(xiii)   pro  rata  based on  amounts  due  (a) pro  rata  based on  amounts  due,  to the  Class 4-A-1-1,
         Class 4-A-1-2,    Class 4-A-3-1,    Class 4-A-3-2,    Class 4-A-3-3    and   Class 4-A-4
         Certificates,  any Basis Risk Shortfall for such class and  (b) (i) to the  Supplemental
         Interest Trust, the Swap  Counterparty  Reimbursement  Amount for such Distribution Date or remaining unpaid from any prior  Distribution  Date and (ii) on any Distribution Date on which a Swap  Suspension  Event has occurred and is  continuing,  to the  Class 4-A-2
         Certificates, any Basis Risk Shortfall for such class;

(xiv)    to the Class 4-M-1 Certificates, any Basis Risk Shortfall due and owing for such Class;

(xv)     to the Class 4-M-2 Certificates, any Basis Risk Shortfall due and owing for such Class;

(xvi)    to the Class 4-M-3 Certificates, any Basis Risk Shortfall due and owing for such Class;

(xvii)   to the Class 4-M-4 Certificates, any Basis Risk Shortfall due and owing for such Class;

(xviii)  to the Class 4-M-5 Certificates, any Basis Risk Shortfall due and owing for such Class;

(xix)    to the Class 4-M-6 Certificates, any Basis Risk Shortfall due and owing for such Class;

(xx)     to the Class 4-M-7 Certificates, any Basis Risk Shortfall due and owing for such Class;

(xxi)    to the Class 4-M-8 Certificates, any Basis Risk Shortfall due and owing for such Class;

(xxii)   to the Class 4-M-9 Certificates, any Basis Risk Shortfall due and owing for such Class;

(xxiii)  to the Class 4-B-1 Certificates, any Basis Risk Shortfall due and owing for such Class;

(xxiv)   to the  Supplemental  Interest Trust for payment to the Swap  Counterparty,  any Swap Termination
         Payment due to a Swap  Counterparty  Trigger  Event for the related Swap Payment Date or remaining unpaid from any prior Swap Payment Date;

(xxv)    to the Class 4-X  Certificates,  the Class 4-X  Distributable  Amount for such Distribution Date;
         and

(xxvi)   to the Class AR  Certificates,  any remaining  amount;  provided,  however,  that any amount that would be  distributable  pursuant to this priority (xxvi) shall not be paid with respect to the Class AR  Certificates  but shall be paid  instead with respect to the  Class 4-X
         Certificates  pursuant  to a contract  that  exists  under this  Agreement  between  the
         Class AR Certificateholders and the Class 4-X Certificateholders.

(e)      The Trust  Administrator  shall  distribute  the  Mortgage  Loan  Purchase  Price of any Optional
         Termination  of Loan  Group 4  in  excess  of the  Par  Value  to the  holder  of the  Class AR-L
         Certificate.

                  (III)    (a)      Prior to the  distributions  described  in Sections  4.01(I) and (II), the following distributions shall be deemed to have been made:

                                    (i)     from  REMIC I  to  REMIC III,  as the  holder  of the  REMIC I
                  Regular  Interests,  and to  Holders  of  the  Class AR-L  Certificates  in  respect  of
                  Component I  thereof,  from the  REMIC I  Available  Distribution  Amount,  the  REMIC I
                  Distribution  Amount in the amounts,  from the sources and with the  character set forth in the definition  thereof in respect of the REMIC I  Regular  Interests and Component I of the Class AR-L Certificates as set forth therein; and

                                    (ii)    from  REMIC II  to  REMIC III,  as the holder of the  REMIC II
                  Regular  Interests,  and to  Holders  of  the  Class AR-L  Certificates  in  respect  of
                  Component II  thereof,  from the REMIC II  Available  Distribution  Amount, the REMIC II
                  Distribution  Amount in the amounts,  from the sources and with the  character set forth
                  in  the  definition   thereof  in  respect  of  the  REMIC II   Regular   Interests  and
                  Component II of the Class AR-L Certificates as set forth therein.

                           (b)      Notwithstanding  the  distributions  on the  REMIC  Regular  Interests described in this  Section 4.01(III),  distribution of funds from the  Certificate  Account shall be made only in accordance with Sections 4.01(I) and (II).

                  (IV)     On each  Distribution  Date, the Trust  Administrator  shall  distribute to the
Holder of the Class P  Certificates,  the aggregate of all Assigned Prepayment Premiums for Mortgage Loans
collected or paid by each applicable Servicer with respect to the related Prepayment Period.

SECTION 4.02.     Allocation of Losses.

(a)      Realized  Losses on the  Mortgage  Loans in each of Loan  Group 1,  Loan Group 2 and Loan Group 3 incurred  during a  calendar  month  shall be  allocated  by the Trust  Administrator  to the  Classes  of
Certificates on the Distribution Date in the next calendar month as follows:

(i)      any  Realized  Loss,  other than an Excess  Loss,  shall be  allocated  first,  to the  Class C-B
         Certificates,  in decreasing  order of their  alphanumerical  Class designations  (beginning with the  Class C-B-6  Certificates),  until  the  respective  Class  Principal  Balance  of each such
         Class has  been  reduced  to  zero,  and  second,  to the  Senior  Certificates  of  the  related
         Certificate Group, as follows:

(A)      with  respect  to the  Group 1  Certificates,  Realized  Losses  on the  Group 1  Loans  shall be allocated  first, to the  Class C-M-1  Certificates,  until its Class Principal  Balance has been reduced to zero, and second, to the Class 1-A-1  Certificates,  until its Class
         Principal Balance has been reduced to zero;

(B)      with  respect  to the  Group 2  Certificates,  Realized  Losses  on the  Group 2  Loans  shall be allocated  first, to the  Class 2-A-2  Certificates,  until its Class Principal  Balance has been reduced to zero, and second, to the Class 2-A-1  Certificates,  until its Class
         Principal Balance has been reduced to zero; and

(C)      with  respect  to the  Group 3  Certificates,  Realized  Losses  on the  Group 3  Loans  shall be allocated  first, to the  Class C-M-1  Certificates,  until its Class Principal  Balance has been reduced to zero, and second, to the Class 3-A-1  Certificates,  until its Class
         Principal Balance has been reduced to zero; and

(ii)     Excess Losses in respect of principal for Mortgage  Loans in Loan Group 1,  Loan Group 2 and Loan
         Group 3 shall be allocated among all Group 1,  Group 2,  Group 3 and Class C-B Certificates,  pro
         rata based on their respective Class Principal Balances.

(b)      On each  Distribution  Date, if the aggregate  Class Principal  Balance of all Group 1,  Group 2,
Group 3,  Class C-B and  Class C-M-1  Certificates  exceeds the Aggregate  Groups 1-3  Collateral  Balance
(after giving effect to distributions  of principal and the allocation of all losses to such  Certificates on such  Distribution  Date),  such excess shall be deemed a principal  loss and shall be allocated by the
Trust Administrator to the most junior Class of Class C-B Certificates then outstanding.

(c)      Any Realized Loss allocated to a Class of  Certificates  or any reduction in the Class  Principal
Balance  of  a  Class of  Certificates  pursuant  to  Section 4.02(b) shall  be  allocated  by  the  Trust
Administrator  among  the  Certificates  of such  Class in  proportion  to  their  respective  Certificate
Balances.

(d)      Any allocation by the Trust  Administrator  of Realized  Losses to a Certificate or any reduction in the  Certificate  Balance  of a  Certificate  pursuant  to  Section 4.02(b) shall  be  accomplished  by reducing the Certificate  Balance thereof,  immediately  following the  distributions  made on the related
Distribution Date in accordance with the definition of "Certificate Balance."

(e)      On each  Distribution  Date,  the Trust  Administrator  shall  determine  the total  Applied Loss
Amount with respect to the Group 4  Certificates,  if any, for such  Distribution  Date.  The Applied Loss
Amount with respect to the Group 4  Certificates  for any  Distribution  Date shall be applied by reducing the Class Principal  Balance of each Class of the  Class 4-B-1  Certificates,  the Class 4-M  Certificates
and the Class 4-A-4  Certificates,  beginning with the Class of  Certificates  then  outstanding  with the lowest relative payment  priority  (beginning with the Class 4-B-1  Certificates),  in each case until the respective  Class  Principal  Balance  thereof  has been  reduced to zero.  Any  Applied  Loss Amount with respect to the Group 4 Certificates  allocated to a Class of the Class 4-B-1  Certificates,  the Class 4-M
Certificates or the Class 4-A-4  Certificates  shall be allocated among the  Certificates of such Class in proportion to their respective Percentage Interests.

(f)      All Realized  Losses on the  Group 1,  Group 2 and Group 3  Mortgage  Loans shall be allocated on each  Distribution  Date to the  REMIC I  Regular  Interests  as  provided  in the  definition  of REMIC I
Realized Losses.

(g)      All Realized Losses on the Group 4  Mortgage Loans shall be allocated on each  Distribution  Date to the REMIC II Regular Interests as provided in the definition of REMIC II Realized Losses.

(h)      Realized  Losses on the Group 4  Mortgage Loans that are not Applied Loss Amounts shall be deemed allocated to the Class 4-X  Certificates.  Realized Losses allocated to the Class 4-X  Certificates  shall be allocated  between  REMIC III  Regular  Interests  4-X-IO and 4-X-PO as provided in the  definition  of
Realized Losses.

SECTION 4.03.     Recoveries.

(a)      With respect to any Class of  Certificates  to which a Realized  Loss or Applied Loss Amount,  as applicable,  has been allocated  (including any such Class for which the related Class  Principal  Balance has been  reduced to zero),  the Class  Principal  Balance of such  Class shall  be  increased,  up to the amount of related Recoveries for such Distribution Date as follows:

(i)      with respect to Recoveries on Group 1, Group 2 and Group 3 Mortgage Loans,

(A)      first,  the Class  Principal  Balance of each Class of  Senior  Certificates  related to the Loan
         Group from  which the Recovery was  collected,  shall be increased  pro rata,  up to the amount of Net Recovery Realized Losses for each such Class, and

(B)      second,  the Class Principal Balance of each Class of  Class C-B  Certificates shall be increased in order of seniority,  up to the amount of Net Recovery  Realized  Losses for each such
         Class; or

(ii)     with  respect to  Recoveries  on  Group 4  Mortgage  Loans,  the Class  Principal  Balance of the
         Class 4-A-4  Certificates,  each Class of Class 4-M Certificates and the Class 4-B-1 Certificates
         shall be increased in order of seniority,  up to the Deferred  Amount such  Class is  entitled to receive  pursuant to  Section 4.01(II)(d) on  such  Distribution  Date prior to giving  effect to payments pursuant to Section 4.01(II)(d) on such Distribution Date.

(b)      Any  increase  to the Class  Principal  Balance of a Class of  Certificates  shall  increase  the
Certificate  Balance  of  each  Certificate  of the  related  Class  pro  rata  in  accordance  with  each
Certificate Percentage Interest.

SECTION 4.04.     Reserved.

SECTION 4.05.     Monthly Statements to Certificateholders.

(a)      Not later than each  Distribution  Date,  the Trust  Administrator  shall prepare and cause to be made  available  to  each  Certificateholder,  the  Master  Servicer,  each  Servicer,  the  Trustee,  the
Depositor,  the Swap  Counterparty and each Rating Agency,  a statement  setting forth with respect to the related  distribution:  the items listed in  Exhibit T,  other than items  (vi)(a),  (vi)(b),  (vi)(c) and
(vi)(d).

                  The Trust  Administrator's  responsibility  for disbursing the above  information to the
Certificateholders  is limited to the  availability,  timeliness and accuracy of the  information  derived from the Master Servicer and each Servicer, which shall be provided as required in Section 4.06.

                  On each Distribution  Date, the Trust  Administrator  shall provide Bloomberg  Financial
Markets,  L.P.  ("Bloomberg")  CUSIP  level  factors for each  Class of  Offered  Certificates  as of such
Distribution  Date,  using  a  format  and  media  mutually  acceptable  to the  Trust  Administrator  and
Bloomberg.  In connection  with providing the  information  specified in this  Section 4.05  to Bloomberg, the Trust Administrator and any director,  officer,  employee or agent of the Trust Administrator shall be indemnified  and held  harmless  by DLJMC,  to the extent,  in the manner and  subject to the  limitations
provided  in  Section 9.05.   The  Trust   Administrator   shall  also  make  the  monthly  statements  to
Certificateholders  available  each  month to each  party  referred  to in  Section 4.05(a) via  the Trust
Administrator's  website. The Trust Administrator's website can be accessed at  http://www.ctslink.com  or at such other site as the Trust  Administrator  may designate  from time to time.  Persons that are unable to use the above  website  are  entitled  to have a paper  copy  mailed to them via  first  class  mail by calling the Trust  Administrator at 301-815-6600.  The Trust  Administrator shall have the right to change the way the reports referred to in this  Section 4.05  are distributed in order to make such  distribution more  convenient  and/or more  accessible  to the above parties and to the  Certificateholders.  The Trust
Administrator  shall  provide  timely  and  adequate   notification  to  all  above  parties  and  to  the
Certificateholders  regarding  any such  change.  The Trust  Administrator  may fully  rely upon and shall have no liability with respect to information provided by the Master Servicer or any Servicer.

(b)      Upon request,  within a reasonable  period of time after the end of each calendar year, the Trust
Administrator  shall cause to be furnished  to each Person who at any time during the calendar  year was a
Certificateholder,  a statement  containing the  information  set forth in items (i)(c),  (i)(d),  (i)(g),
(i)(j),  (i)(k),  (ii)(c),  (ii)(d),  (ii)(g),  (ii)(j),  (v)(a),  (v)(b),  (v)(l),  (v)(m)  and (v)(n) of
Exhibit T  aggregated for such calendar year or applicable  portion thereof during which such Person was a
Certificateholder.  Such obligation of the Trust  Administrator  shall be deemed to have been satisfied to the  extent  that  substantially  comparable  information  shall be  provided  by the Trust  Administrator pursuant to any requirements of the Code as from time to time in effect.

SECTION 4.06.     Servicer to Cooperate.

                  Each  Servicer  (except for SPS) shall  provide to the Master  Servicer the  information set forth in Exhibits H-1,  H-2 and H-3 and any other  information the Master Servicer  requires,  and SPS shall  provide to the Master  Servicer the  information  set forth in Exhibits  H-1,  H-2, P and Q and any other  information  the Master Servicer  requires,  in each case in such form as the Master Servicer shall reasonably  request,  or in such form as may be mutually  agreed upon between such Servicer and the Master
Servicer,  with respect to each Mortgage Loan serviced by such Servicer no later than (i) with  respect to a Servicer  other than Wells Fargo,  twelve noon on the Data  Remittance  Date,  and (ii) with  respect to
Wells Fargo,  on the Data Remittance  Date, to enable the Master  Servicer to provide such  information to the Trust Administrator.

                  Each  Servicer also shall provide to the Master  Servicer the  information  set forth in
Exhibit H-1,  solely relating to Payoffs received during the related  Prepayment  Period,  in such form as the Master  Servicer  shall  reasonably  request,  or in such form as may be mutually  agreed upon between such  Servicer and the Master  Servicer,  with respect to each  Mortgage Loan serviced by such Servicer no later  than the  Additional  Data  Remittance  Date,  to  enable  the  Master  Servicer  to  provide  such information to the Trust Administrator.

                  The Master  Servicer,  with respect to the Mortgage  Loans and each  Distribution  Date, shall provide to the Trust  Administrator  the information set forth in Exhibits H-1,  H-2 and H-3 in such form as the Trust  Administrator  shall  reasonably  request no later than twelve noon on the related Data
Remittance  Date or on the related  Additional Data  Remittance  Date, as applicable,  to enable the Trust
Administrator  to calculate  the amounts to be  distributed  to each Class of  Certificates  and otherwise perform its distribution, accounting and reporting requirements hereunder.

SECTION 4.07.     Cross-Collateralization; Adjustments to Available Funds.

(a)      With respect to Loan Group 1, Loan Group 2 and Loan Group 3, on each  Distribution  Date prior to the Class C-B  Credit Support  Depletion  Date, but after the date on which the aggregate  Class Principal
Balance of the Group 1,  Group 2 or Group 3  Certificates has been reduced to zero (and in the case of the
Group 1 or Group 3 Certificates,  the Class Principal  Balance of the  Class C-M-1  Certificates  has also been reduced to zero), the Trust  Administrator  shall  distribute the principal  portion of the Available
Distribution  Amount on the Mortgage Loans relating to such Senior  Certificates  that will have been paid in full, to the holders of the Senior  Certificates of the other Certificate  Group(s).  Such amount shall be allocated among the other Certificate  Groups,  pro rata, based on aggregate Class Principal Balance of the related Senior  Certificates  and paid to the Senior  Certificates in each such  Certificate  Group in the same  priority as such  Certificates  would  receive  other  distributions  of  principal  pursuant to
Section 4.01(I)(A);  provided,  however,  that the Trust Administrator shall not make such distribution on such  Distribution  Date if (a) the  Class C-B  Percentage for such  Distribution  Date is greater than or equal to 200% of such  Class C-B  Percentage  as of the  Closing  Date  and  (b) the  average  outstanding principal  balance of the Mortgage Loans in each Loan  Group delinquent  60 days or more over the last six months, as a percentage of the related Subordinate Component Balance, is less than 50%.

(b)      With  respect to Loan Group 1, Loan  Group 2 and Loan  Group 3, if on any  Distribution  Date the
aggregate Class Principal Balance of the Group 1,  Group 2 or Group 3  Certificates  (plus, in the case of the Group 1 or Group 3 Certificates,  the Class  Principal  Balance of the  Class C-M-1  Certificates)  is
greater than the Aggregate Loan Group Balance of the related Loan Group (each  Loan  Group related to such
Group of  Certificates,  an  "Undercollateralized  Group"),  then the Trust Administrator shall reduce the
Available  Distribution  Amount of the other  Loan  Group(s)  that is not  undercollateralized  (each,  an
"Overcollateralized Group"), as follows:

(1)      to add to the Available Distribution Amount of the  Undercollateralized  Group(s) an amount equal
         to  the  lesser  of  (a) one   month's   interest  on  the  Principal   Transfer  Amount  of  the
         Undercollateralized  Group(s) at the Net WAC Rate applicable to the Undercollateralized  Group(s)
         and (b) the  Available  Distribution  Amount of the  Overcollateralized  Groups  remaining  after making interest  distributions to the Senior Certificates of the  Overcollateralized  Group(s) on
         such Distribution Date pursuant to Section 4.01; and

(2)      to the Senior  Certificates  of each  Undercollateralized  Group,  to the extent of the principal portion of the Available Distribution Amount of the  Overcollateralized  Group(s) remaining after
         making   interest   and   principal   distributions   to   the   Senior   Certificates   of   the
         Overcollateralized  Group(s) on such Distribution Date pursuant to Section 4.01,  until the Class
         Principal  Balance of the Senior  Certificates  of such  Undercollateralized  Group(s) equals the
         Aggregate  Loan  Group  Balance  of the  related  Loan  Group(s).  Payments  shall be made to the
         Senior  Certificates in each Group in the same priority as such Certificates  would receive other distributions of principal pursuant to Section 4.01(I)(A).

(c)      If more than one  Overcollateralized  Group exists on any  Distribution  Date,  reductions in the
Available  Distribution  Amount of such  Groups  to make the  payments  required  to be made  pursuant  to
Section 4.07(b) on  such  Distribution  Date  shall be made pro rata,  based on the  Overcollateralization
Amount  of each  Overcollateralized  Group.  If more  than  one  Undercollateralized  Group exists  on any
Distribution  Date,  payments  made  to  such  Groups  from  the  Available  Distribution  Amount  of  the
Overcollateralized  Group shall be made pro rata,  based on the amount of payments  required to be made to the Undercollateralized Group(s).

SECTION 4.08.     Group 4 Interest Rate Cap Accounts.

(a)      On the Closing  Date,  the Trust  Administrator  shall  establish  and  maintain in its name,  on behalf of the  Trustee  and in trust for the  benefit of the  Holders of the  Class 4-X  Certificates,  an
account    relating    to   the    Class 4-A-1/4-A-3/4-A-4    Interest    Rate    Cap    Agreement    (the
"Class 4-A-1/4-A-3/4-A-4  Interest Rate Cap Account"),  an account  relating to the  Class 4-A-2  Interest
Rate Cap  Agreement  (the  "Class 4-A-2  Interest  Rate  Cap  Account")  and an  account  relating  to the
Class 4-M/4-B  Interest Rate Cap Agreement (the "Class 4-M/4-B  Interest Rate Cap Account").  Each Group 4
Interest  Rate Cap  Account  shall be an  Eligible  Account,  and funds on deposit  therein  shall be held separate  and  apart  from,  and  shall not be  commingled  with,  any  other  moneys,  including  without limitation, other moneys held by the Trust Administrator pursuant to this Agreement.

(b)      On each  Distribution  Date on and after the Distribution Date in August 2006 and on and prior to the Distribution Date in December 2010,  the Trust  Administrator shall deposit any amounts paid under the
Class 4-A-1/4-A-3/4-A-4  Interest Rate Cap Agreement  into the  Class 4-A-1/4-A-3/4-A-4  Interest Rate Cap
Account.  On any Distribution  Date, amounts on deposit in the  Class 4-A-1/4-A-3/4-A-4  Interest Rate Cap
Account  shall be  distributed,  pro rata  based on  amounts  due,  to the  Class 4-A-1-1,  Class 4-A-1-2,
Class 4-A-3-1,  Class 4-A-3-2,  Class 4-A-3-3  and  Class 4-A-4  Certificates,  in an amount  equal to any unpaid Basis Risk  Shortfall  for such class.  Amounts in respect of Basis Risk  Shortfalls  paid pursuant to the  preceding  sentence  shall be made prior to giving  effect to any amounts  available to be paid in respect  of such Basis Risk  Shortfalls  pursuant  to  Section 4.01(II)(d)(xiii)(a) on  such  Distribution
Date.  On any  Distribution  Date,  after  distributions  in  respect  of  Basis  Risk  Shortfalls  on the
Class 4-A-1-1,  Class 4-A-1-2,  Class 4-A-3-1,  Class 4-A-3-2,  Class 4-A-3-3 and Class 4-A-4 Certificates
pursuant to the first  sentence of this clause (b), the pro rata share of amounts  remaining on deposit in the  Class 4-A-1/4-A-3/4-A-4  Interest Rate Cap Account, weighted based on the amount remaining on deposit in the  Class 4-A-1/4-A-3/4-A-4  Interest  Rate  Cap  Account  as a  percentage  of the  aggregate  amount remaining in the  Class 4-A-1/4-A-3/4-A-4  Interest Rate Cap Account,  the  Class 4-A-2  Interest Rate Cap
Account and the  Class 4-M/4-B  Interest Rate Cap Account,  in each case after making  payments in respect of Basis Risk Shortfalls on the related  Certificates  and with respect to the  Class 4-A-2  Interest Rate
Cap Account,  payments to the Supplemental  Interest Trust,  shall be distributed  first, to the Principal
Remittance  Amount,  up to the amount of Realized  Losses on the Mortgage  Loans in Loan Group 4  incurred during  the  related  Collection  Period  and  second,  sequentially,  to  the  Class 4-A-4,  Class 4-M-1,
Class 4-M-2,  Class 4-M-3,  Class 4-M-4,  Class 4-M-5,  Class 4-M-6, Class 4-M-7, Class 4-M-8, Class 4-M-9
and Class 4-B-1  Certificates,  in that order, any applicable  Deferred Amounts,  with interest therein at the applicable  Pass-Through  Rate,  prior to giving effect to amounts  available to be paid in respect of
Deferred Amounts as described in Section 4.01(II)(d)(ii)-(xii) on such Distribution Date.

                  Amounts paid under the  Class 4-A-1/4-A-3/4-A-4  Interest Rate Cap Agreement not used on any Distribution Date as described above shall remain on deposit in the  Class 4-A-1/4-A-3/4-A-4  Interest
Rate Cap Account and may be  available  on future  Distribution  Dates to make the  payments  described in this  Section 4.08(c).  However,  at no time shall the  amount on  deposit in the  Class 4-A-1/4-A-3/4-A-4
Interest    Rate   Cap    Account    exceed    the    Class 4-A-1/4-A-3/4-A-4    Deposit    Amount.    The
"Class 4-A-1/4-A-3/4-A-4  Deposit  Amount"  shall be calculated on each  Distribution  Date,  after giving effect to  withdrawals  from the  Class 4-A-1/4-A-3/4-A-4  Interest Rate Cap Account on such  Distribution
Date  and  distributions  and  allocation  of  Realized  Losses  on  the  Group 4   Certificates  on  such
Distribution  Date,  and will  equal  the  product  of (x) a  fraction,  expressed  as a  percentage,  the
numerator  of  which  is  equal  to  the  aggregate   Class  Principal   Balance  of  the   Class 4-A-1-1,
Class 4-A-1-2,  Class 4-A-3-1,  Class 4-A-3-2,  Class 4-A-3-3  and Class 4-A-4  Certificates  after giving effect  to  distributions  and  allocations  of  Realized  Losses  on  such  Distribution  Date,  and  the denominator  of which is equal to the  aggregate  Class  Principal  Balance  of the  Group 4  Certificates
(other than the Class 4-X  Certificates)  after giving effect to distributions and allocations of Realized
Losses  on such  Distribution  Date and (2) the  excess,  if any,  of the  Targeted  Overcollateralization
Amount for such Distribution  Date over the  Overcollateralization  Amount for such Distribution  Date. On each Distribution Date, the Trust  Administrator  shall distribute amounts in the  Class 4-A-1/4-A-3/4-A-4
Interest  Rate Cap  Account  in  excess of the  Class 4-A-1/4-A-3/4-A-4  Deposit  Amount to the  Class 4-X
Certificateholders.  On the  Distribution  Date  immediately  after  the  Distribution  Date on which  the aggregate Class  Principal  Balance of the  Class 4-A-1-1,  Class 4-A-1-2,  Class 4-A-3-1,  Class 4-A-3-2,
Class 4-A-3-3   and   Class 4-A-4   Certificates   equals   zero,   any   amounts   on   deposit   in  the
Class 4-A-1/4-A-3/4-A-4  Interest  Rate Cap  Account  not  payable on the  Group 4  Certificates  shall be distributed to the Class 4-X Certificateholders.

(c)      On each  Distribution  Date on and after the Distribution Date in August 2006 and on and prior to the Distribution Date in December 2010,  the Trust  Administrator shall deposit any amounts paid under the
Class 4-A-2  Interest  Rate  Cap  Agreement  into  the  Class 4-A-2  Interest  Rate  Cap  Account.  On any
Distribution  Date or, in the case of payments to the  Supplemental  Interest  Trust,  on the related Swap
Payment  Date,  amounts on deposit in the  Class 4-A-2  Interest  Rate Cap  Account  shall be  distributed first, to the  Supplemental  Interest Trust for payment to the Swap  Counterparty,  an amount equal to any
Swap Fee  Reimbursement  Amount for such Swap Payment Date or remaining unpaid from any prior Swap Payment
Date and second,  pro rata based on amounts due (1) to the Supplemental  Interest Trust for payment to the
Swap  Counterparty,  the Swap  Counterparty  Reimbursement  Amount for the related  Swap  Payment  Date or remaining  unpaid  from any prior  Swap  Payment  Date and (2) on  any  Distribution  Date on which a Swap
Suspension Event has occurred and is continuing, to the Class 4-A-2  Certificates,  an amount equal to any unpaid Basis Risk  Shortfall  for such class.  Amounts in respect of Basis Risk  Shortfalls  paid pursuant to the  preceding  sentence  shall be made prior to giving  effect to any amounts  available to be paid in respect of such Basis Risk Shortfalls  pursuant to  Section 4.01(II)(d)(xiii)(b)(ii) on  such Distribution
Date. On any  Distribution  Date or, in the case of payments to the  Supplemental  Interest  Trust, on the related Swap Payment  Date,  after  distributions  to the  Supplemental  Interest  Trust and in respect of
Basis Risk Shortfalls on the Class 4-A-2  Certificates  pursuant to the first sentence of this clause (c), the pro rata  share,  or amounts  remaining  on  deposit in the  Class 4-A-2  Interest  Rate Cap  Account, weighted  based on the amount  remaining  on deposit in the  Class 4-A-2  Interest  Rate Cap  Account as a
percentage of the aggregate  amount  remaining in the  Class 4-A-1/4-A-3/4-A-4  Interest Rate Cap Account,
the Class 4-A-2  Interest Rate Cap Account and the Class 4-M/4-B  Interest Rate Cap Account,  in each case after making  payments in respect of Basis Risk  Shortfalls on the related  Certificates  and with respect to the  Class 4-A-2  Interest Rate Cap Account,  payments to the  Supplemental  Interest  Trust,  shall be distributed  first,  to the  Principal  Remittance  Amount,  up to the  amount of  Realized  Losses on the
Mortgage Loans in Loan Group 4  incurred during the related  Collection  Period and second,  sequentially,
to  the  Class 4-A-4,   Class 4-M-1,  Class 4-M-2,  Class 4-M-3,  Class 4-M-4,  Class 4-M-5,  Class 4-M-6,
Class 4-M-7,  Class 4-M-8,  Class 4-M-9  and  Class 4-B-1  Certificates,  in that  order,  any  applicable
Deferred  Amounts,  with interest therein at the applicable  Pass-Through  Rate, prior to giving effect to
amounts    available    to   be   paid   in   respect   of    Deferred    Amounts    as    described    in
Section 4.01(II)(d)(ii)-(xii) on such Distribution Date.

                  Amounts  paid  under  the  Class 4-A-2  Interest  Rate  Cap  Agreement  not  used on any
Distribution  Date as  described  above  shall  remain on deposit  in the  Class 4-A-2  Interest  Rate Cap
Account  and may be  available  on  future  Distribution  Dates to make  the  payments  described  in this
Section 4.08(d).  However,  at no time shall the amount on deposit in the  Class 4-A-2  Interest  Rate Cap
Account exceed the Class 4-A-2  Deposit Amount.  The  "Class 4-A-2  Deposit Amount" shall be calculated on each  Distribution  Date,  after giving  effect to  withdrawals  from the  Class 4-A-2  Interest  Rate Cap
Account on such  Distribution  Date and  distributions  and  allocation of Realized  Losses on the Group 4
Certificates  on such  Distribution  Date,  and will equal the product of (x) a fraction,  expressed  as a percentage,  the  numerator  of  which  is  equal  to the  Class  Principal  Balance  of  the  Class 4-A-2
Certificates   after  giving  effect  to  distributions   and  allocations  of  Realized  Losses  on  such
Distribution  Date, and the denominator of which is equal to the aggregate Class Principal  Balance of the
Group 4  Certificates  (other than the Class 4-X  Certificates)  after giving effect to distributions  and allocations  of Realized  Losses on such  Distribution  Date and (2) the excess,  if any, of the  Targeted
Overcollateralization  Amount for such  Distribution Date over the  Overcollateralization  Amount for such
Distribution  Date. On each Distribution  Date, the Trust  Administrator  shall distribute  amounts in the
Class 4-A-2  Interest  Rate Cap  Account  in excess of the  Class 4-A-2  Deposit  Amount to the  Class 4-X
Certificateholders.  On the  Distribution  Date  immediately  after  the  Distribution  Date on which  the aggregate Class Principal Balance of the Class 4-A-2  Certificates  equals zero, any amounts on deposit in the  Class 4-A-2  Interest Rate Cap Account not payable on the Group 4  Certificates  shall be distributed to the Class 4-X Certificateholders.

(d)      On each  Distribution  Date on and after the Distribution Date in August 2006 and on and prior to the Distribution Date in December 2010,  the Trust  Administrator shall deposit any amounts paid under the
Class 4-M/4-B  Interest  Rate Cap  Agreement  into the  Class 4-M/4-B  Interest  Rate Cap Account.  On any
Distribution  Date,  amounts  on  deposit  in  the  Class 4-M/4-B  Interest  Rate  Cap  Account  shall  be distributed,  pro rata based on amounts due, to each Class of Class 4-M and Class 4-B-1  Certificates,  in an amount  equal to any  unpaid  Basis Risk  Shortfall  for such  class.  Amounts in respect of Basis Risk
Shortfalls  paid  pursuant to the preceding  sentence  shall be made prior to giving effect to any amounts
available    to   be   paid   in    respect    of    such    Basis    Risk    Shortfalls    pursuant    to
Section 4.01(II)(d)(xiv)-(xxiii) on   such   Distribution   Date.   On  any   Distribution   Date,   after
distributions   in  respect  of  Basis  Risk  Shortfalls  on  each  Class  of  Class 4-M  and  Class 4-B-1
Certificates  pursuant to the first  sentence of this clause (d), the pro rata share of amounts  remaining on deposit in the  Class 4-M/4-B  Interest  Rate Cap Account,  weighted  based on the amount  remaining on deposit in the  Class 4-M/4-B  Interest Rate Cap Account as a percentage of the aggregate amount remaining in the  Class 4-A-1/4-A-3/4-A-4  Interest Rate Cap Account,  the Class 4-A-2 Interest Rate Cap Account and
the Class 4-M/4-B  Interest Rate Cap Account,  in each case after making payments in respect of Basis Risk
Shortfalls  on the related  Certificates  and with respect to the  Class 4-A-2  Interest Rate Cap Account, payments to the  Supplemental  Interest Trust,  shall be distributed  first,  to the Principal  Remittance
Amount,  up to the amount of Realized  Losses on the Mortgage  Loans in Loan Group 4  incurred  during the related  Collection  Period  and  second,  sequentially,  to the  Class 4-A-4,  Class 4-M-1,  Class 4-M-2,
Class 4-M-3,  Class 4-M-4, Class 4-M-5, Class 4-M-6, Class 4-M-7, Class 4-M-8, Class 4-M-9 and Class 4-B-1
Certificates,  in that order,  any applicable  Deferred  Amounts,  with interest therein at the applicable
Pass-Through  Rate, prior to giving effect to amounts  available to be paid in respect of Deferred Amounts as described in Section 4.01(II)(d)(ii)-(xii) on such Distribution Date.

                  Amounts  paid  under  the  Class 4-M/4-B  Interest  Rate Cap  Agreement  not used on any
Distribution  Date as  described  above shall  remain on deposit in the  Class 4-M/4-B  Interest  Rate Cap
Account  and may be  available  on  future  Distribution  Dates to make  the  payments  described  in this
Section 4.08(c).  However,  at no time shall the amount on deposit in the Class 4-M/4-B  Interest Rate Cap
Account exceed the Class 4-M/4-B  Deposit Amount. The  "Class 4-M/4-B  Deposit Amount" shall be calculated on each  Distribution  Date, after giving effect to withdrawals from the  Class 4-M/4-B  Interest Rate Cap
Account on such  Distribution  Date and  distributions  and  allocation of Realized  Losses on the Group 4
Certificates  on such  Distribution  Date,  and will equal the product of (x) a fraction,  expressed  as a percentage,  the numerator of which is equal to the  aggregate  Class  Principal  Balance of the Class 4-M and Class 4-B-1  Certificates  after giving effect to distributions  and allocations of Realized Losses on such  Distribution  Date, and the denominator of which is equal to the aggregate  Class Principal  Balance of the Group 4  Certificates (other than the Class 4-X  Certificates) after giving effect to distributions and allocations of Realized Losses on such  Distribution  Date and (2) the excess, if any, of the Targeted
Overcollateralization  Amount for such  Distribution Date over the  Overcollateralization  Amount for such
Distribution  Date. On each Distribution  Date, the Trust  Administrator  shall distribute  amounts in the
Class 4-M/4-B  Interest Rate Cap Account in excess of the  Class 4-M/4-B  Deposit  Amount to the Class 4-X
Certificateholders.  On the  Distribution  Date  immediately  after  the  Distribution  Date on which  the aggregate Class Principal Balance of the Class 4-M and Class 4-B-1  Certificates  equals zero, any amounts on deposit in the Class 4-M/4-B  Interest Rate Cap Account not payable on the Group 4  Certificates  shall be distributed to the Class 4-X Certificateholders.

(e)      Funds in the Group 4  Interest Rate Cap Accounts may be invested in Eligible  Investments  by the
Trust  Administrator  at the  direction  of the  Depositor  maturing  on or prior  to the next  succeeding
Distribution  Date. The Trust  Administrator  shall account for each Group 4  Interest Rate Cap Account as an outside  reserve  fund within the meaning of Treasury  regulation  1.860G-2(h) and  not an asset of any
REMIC  created  pursuant to this  Agreement.  The Trust  Administrator  shall treat  amounts paid from the
Group 4  Interest  Rate Cap  Accounts  as  payments  made from  outside  the  REMICs for all  Federal  tax purposes.  Any net investment  earnings on such amounts shall be payable to the  Depositor.  The Depositor will be the owner of the Group 4  Interest  Rate Cap Accounts  for federal tax purposes and the  Depositor shall direct the Trust  Administrator in writing as to the investment of amounts  therein.  In the absence of such  written  direction,  all funds in the Group 4  Interest  Rate Cap Accounts may be invested by the
Trust  Administrator  in the Wells Fargo  Advantage  Prime  Investment  Money Market Fund or any successor fund. The Trust  Administrator  shall have no liability for losses on investments in Eligible  Investments made pursuant to this  Section 4.08(c) (other  than as obligor on any such investments).  Upon termination of the Trust Fund,  any amounts  remaining in the Group 4  Interest Rate Cap Accounts shall be distributed to the Class 4-X Certificateholders.

(f)      The Trust  Administrator  is hereby  directed,  on or prior to the Closing Date, on behalf of the
Trust and the  Trustee,  to enter into the Group 4  Interest  Rate Cap  Agreements  for the benefit of the
Holders  of  the  Group 4  Certificates,  in  the  form  presented  to  it by  the  Depositor.  The  Trust
Administrator  shall not have any responsibility for the contents,  adequacy or sufficiency of the Group 4
Interest  Rate  Cap  Agreements,   including,  without  limitation,  any  representations  and  warranties contained  therein.  The Trust  Administrator  shall  administer,  hold, and receive and make all payments under the Group 4  Interest Rate Cap Agreements on behalf of the Trust and the Trustee in accordance  with its terms and the provisions of this Agreement.

(g)      Upon any failure by the Group 4  Interest Rate Cap  Counterparty  to make, when due, any Transfer of Eligible  Collateral,  Posted  Collateral or the Interest  Amount with respect to any Group 4  Interest
Rate Cap Agreement  (as such terms are defined in such Group 4  Interest  Rate Cap  Agreement),  the Trust
Administrator  shall deliver to the Group 4  Interest Rate Cap  Counterparty  the notice  contemplated  by
Paragraph 7(i)  of the related Credit  Support Annex attached to such Group 4  Interest Rate Cap Agreement of the Group 4 Interest Rate Cap Counterparty's  failure to do so. The Trust  Administrator  shall deliver such notice no later than 1:00 p.m.  eastern  time on the  Business  Day  immediately  following  any such failure by the Group 4 Interest Rate Cap Counterparty.

SECTION 4.09.     Supplemental Interest Trust.

(a)      A separate trust is hereby established (the "Supplemental  Interest Trust"),  the corpus of which shall be held by the  Supplemental  Interest  Trust Trustee,  in trust,  for the benefit of the holders of the  Class 4-A-2  Certificates.  On the Closing  Date,  the  Supplemental  Interest  Trust  Trustee  shall establish and maintain in its name, a separate  account for the benefit of the holders of the  Class 4-A-2
Certificates  (the  "Supplemental  Interest  Account").  The  Supplemental  Interest  Account  shall be an
Eligible  Account,  and funds on deposit  therein shall be held separate and apart from,  and shall not be
commingled  with,  any  other  moneys,   including,   without  limitation,   other  moneys  of  the  Trust
Administrator held pursuant to this Agreement.

(b)      The Trust  Administrator  shall deposit into the  Supplemental  Interest  Account the amounts set forth in  Section 4.01(II)(a),  (b), (c) and (d). The  Supplemental  Interest  Trust Trustee shall deposit into the  Supplemental  Interest  Account any Net Swap Payments  received from the Swap  Counterparty.  On any Swap  Payment  Date on which a Net Swap  Payment is owed to the Swap  Counterparty,  the  Supplemental
Interest Trust Trustee shall withdraw from the  Supplemental  Interest Account an amount equal to such Net
Swap  Payment  and pay such  amount to the Swap  Counterparty.  On each Swap  Payment  Date on which a Net
Swap Payment is owed to the Trust Fund,  the  Supplemental  Interest Trust Trustee shall withdraw from the
Supplemental  Interest  Account an amount  equal to such Net Swap Payment and pay such amount to the Trust
Fund  for  distribution  on  the  related   Distribution   Date  in  accordance  with  the  provisions  of
subparagraph (f) of this Section 4.09.

(c)      Funds in the  Supplemental  Interest  Account  shall be invested in Eligible  Investments,  which shall mature not later than the Business Day prior to the Swap Payment Date.  The  Depositor  shall direct the  Supplemental  Interest Trust Trustee in writing as to the  investment of amounts in the  Supplemental
Interest  Account.  In the  absence of such  written  direction,  all funds in the  Supplemental  Interest
Account may be invested by the  Supplemental  Interest  Trust Trustee in the Wells Fargo  Advantage  Prime
Money  Market  Fund  or any  successor  fund.  The  Supplemental  Interest  Trust  Trustee  shall  have no liability for losses an investments in Eligible Investments made pursuant to this  Section 4.09(c)  (other than as obligor on any such  investments).  Any  earnings on such  amounts  shall be  distributed  on each
Distribution Date pursuant to paragraph (f) of this Section 4.09.

(d)      Upon  termination  of the Trust  Fund and after  payment  of any  moneys  to the  holders  of the
Class 4-A-2  Certificates as provided in paragraph (f) of this Section 4.09,  any amounts remaining in the
Supplemental  Interest  Account  after  payment  of  amounts  owing  to the  Swap  Counterparty  shall  be distributed to the holder of the Class 4-X Certificates.

(e)      The Trust Administrator is hereby directed,  as Supplemental  Interest Trust Trustee,  and not in
its individual  capacity,  on or prior to the Closing Date, on behalf of the Supplemental  Interest Trust, to enter into and assume the  obligations  under the Swap  Agreement  with the Swap  Counterparty  for the benefit of the Holders of the  Class 4-A-2  Certificates,  in the form  presented to it by the  Depositor.
Neither the Trust  Administrator  nor the  Supplemental  Interest  Trust Trustee  shall,  individually  or personally,  have any liability to perform any covenant  either  express or implied  contained in the Swap
Agreement and under no circumstance  shall the Trust  Administrator  be personally  liable for the payment of any amounts  payable by the  Supplemental  Interest  Trust under the Swap  Agreement or any expenses of
the   Supplemental   Interest  Trust  or  be  liable  for  the  breach  or  failure  of  any   obligation,
representation,  warranty or covenant  made or  undertaken by the  Supplemental  Interest  Trust under the
Swap Agreement.  None of the Master  Servicer,  Trustee,  Trust  Administrator  or  Supplemental  Interest
Trust  Trustee shall have a duty to review or otherwise  determine the adequacy of the Swap  Agreement (or any amendment or supplement thereto).

(f)      On each  Distribution  Date,  the Trust  Administrator  shall  distribute any amounts it receives from the  Supplemental  Interest  Account in  respect of the  related  Net Swap  Payment  owed by the Swap
Counterparty,  to pay to the holders of the  Class 4-A-2  Certificates  an amount  equal to the product of
(a) the positive excess of the Formula Rate for the Class 4-A-2  Certificates for such  Distribution  Date over the Net Funds Cap for such  Distribution  Date, (b) a fraction,  the numerator of which is the actual number of days  elapsed  in the  related  Calculation  Period  and the  denominator  of which is 360,  and
(c) the Swap Notional Amount.  Any amounts in the Supplemental  Interest Account relating to such Net Swap
Payment remaining after  distribution to the holders of the Class 4-A-2  Certificates shall be distributed to the holders of the  Class 4-X  Certificates.  On any  Distribution  Date,  any  amounts  that the Trust
Administrator  receives  from  the  Supplemental  Interest  Account  at any  time  since  the  immediately preceding  Distribution  Date in  respect  of Net Swap  Payments  owed by the Swap  Counterparty  on prior related Swap Payment Dates shall be, first,  distributed  to the holders of the  Class 4-A-2  Certificates in reduction of any Basis Risk  Shortfalls for such Class,  until the amount of any Basis Risk  Shortfalls due and owing for such Class and, second, distributed to the holders of the Class 4-X Certificates.

(g)      The  Supplemental  Interest  Trust  Trustee  shall  deliver to the Swap  Counterparty  the notice contemplated  by  Paragraph 7(i)  of the Credit  Support Annex  attached to the Swap Agreement if the Swap
Counterparty  fails to make,  when due,  any Transfer of Eligible  Collateral,  Posted  Collateral  or the
Interest  Amount  (as such  terms  are  defined  in the Swap  Agreement)  required  to be made by the Swap
Counterparty.  The  Supplemental  Interest Trust Trustee shall deliver such notice no later than 1:00 p.m.
eastern time on the Business Day immediately following any such failure by the Swap Counterparty.

SECTION 4.10.     Rights of Swap Counterparty.

                  The Swap  Counterparty  shall be deemed a third-party  beneficiary  of this Agreement to the same  extent as if it were a party  hereto and shall have the right to enforce  its rights  under this
Agreement.  For the protection and  enforcement of the provisions of this Section,  the Swap  Counterparty shall be entitled to relief as can be given either at law or in equity.

SECTION 4.11.     Replacement Swap Counterparty.

(a)      In the event  that the  Supplemental  Interest  Trust  Trustee,  on  behalf  of the  Supplemental
Interest  Trust,  and at the  direction of the  Depositor,  enters into a  replacement  interest rate swap agreement with a replacement swap  counterparty (the  "Replacement  Swap  Counterparty"),  then (a) to the extent that the Supplemental  Interest Trust would be required to make a Swap  Termination  Payment to the
Swap  Counterparty and (b) to the extent the Replacement Swap  Counterparty  pays to assume the rights and obligations  of  the  Swap  Counterparty  under  the  Swap  Agreement  (the  "Replacement  Payment"),  the
Supplemental  Interest  Trust  Trustee,  on  behalf  of the  Supplemental  Interest  Trust,  and the  Swap
Counterparty  agree that such Replacement  Payment shall be paid to the Swap  Counterparty and shall, only to the extent actually paid by the Replacement  Swap  Counterparty  to the Swap  Counterparty,  constitute satisfaction in full of the  obligations of the  Supplemental  Interest Trust to the Swap  Counterparty in
respect of the  assignment of the  outstanding  transaction  under the Swap  Agreement to the  Replacement
Swap  Counterparty  or the replacement of such  transaction  with the Replacement  Swap  Counterparty.  In addition,  upon termination of the Swap  Counterparty and to the extent that the Swap  Counterparty  would be required to make a Swap Termination  Payment to the Supplemental  Interest Trust, such Swap Termination
Payment  shall be deposited  into the  Supplement  Interest  Account and shall be used to make any upfront payment required to be made to a Replacement Swap Counterparty.

(b)      Notwithstanding  anything to the contrary  contained herein, in the event that a replacement swap agreement  is  not  obtained  within  30  days  after  receipt  by the  Trust  Administrator  of the  Swap
Termination  Payment paid by the terminated Swap Counterparty,  the Trust Administrator shall deposit such
Swap Termination  Payment into the Supplemental  Interest  Account and the Trust  Administrator  shall, on each  Distribution  Date,  withdraw from such Supplemental  Interest  Account,  an amount equal to the Net
Swap Payment,  if any, that would have been paid to the  Supplemental  Interest Trust by the original Swap
Counterparty  (computed in accordance  with the terms of the original Swap  Agreement) and distribute such amount in accordance with Section 4.01 of this Agreement.

                                              ARTICLE V

                              ADVANCES BY THE MASTER SERVICER AND SERVICERS

SECTION 5.01.     Advances by the Master Servicer and Servicers.

                  With respect to the  Non-Designated  Mortgage Loans,  each Servicer shall deposit in the related  Collection  Account as Advances an amount equal to all Scheduled  Payments  (with interest at the
Mortgage Rate less the Servicing Fee Rate) which were due on such  Non-Designated  Mortgage Loans serviced by it during the applicable  Collection  Period and which were  delinquent at the close of business on the immediately  preceding  Determination Date; provided,  however, that with respect to any Balloon Loan that is  delinquent  on its  maturity  date,  a Servicer  shall not be required to advance the related  balloon payment  but shall be required to continue to make  Advances in  accordance  with this  Section 5.01  with respect to such Balloon Loan in an amount equal to an assumed  scheduled  payment that would  otherwise be due based on the original  amortization  schedule for that  Mortgage  Loan (with  interest at the Mortgage
Rate less the  Servicing  Fee Rate).  Each  Servicer's  obligation to make such Advances as to any related
Non-Designated  Mortgage Loan shall continue  through the last Scheduled  Payment due prior to the payment in full of such  Non-Designated  Mortgage  Loan, or through the date that the related  Mortgaged  Property has, in the judgment of the related  Servicer,  been  completely  liquidated.  Each Servicer  shall not be required to advance shortfalls of principal or interest resulting from the application of the Relief Act.

                  With respect to any  Non-Designated  Mortgage  Loan, to the extent  required by Accepted
Servicing  Practices,  the Master  Servicer  and each  Servicer  shall be  obligated  to make  Advances in accordance with the provisions of this  Agreement;  provided,  however,  that such obligation with respect to any related  Non-Designated  Mortgage Loan shall cease if the Master Servicer or a Servicer determines, in its  reasonable  opinion,  that  Advances  with  respect  to  such  Non-Designated  Mortgage  Loan  are
Nonrecoverable  Advances.  In the event that the Master Servicer or such Servicer determines that any such
Advances  are  Nonrecoverable  Advances,  the Master  Servicer or such  Servicer  shall  provide the Trust
Administrator with a certificate signed by a Servicing Officer evidencing such determination.

                  With respect to any  Non-Designated  Mortgage  Loan, if the amount of Advances  received from a Servicer is less than the amount  required to be advanced  by such  Servicer,  the Master  Servicer shall be obligated to make a payment in an amount equal to such deficiency,  subject to any  determination by the Master  Servicer  that any  portion of the  amount  required  to be  advanced  is a  Nonrecoverable
Advance.

                  With respect to any of the  Non-Designated  Mortgage Loans, if an Advance is required to be made hereunder by a Servicer,  such Servicer shall on the Cash  Remittance  Date either  (i) deposit in the  Collection  Account  from its own funds an amount  equal to such  Advance,  (ii) cause  to be made an appropriate  entry in the records of the  Collection  Account  that funds in such  account  being held for future  distribution or withdrawal have been, as permitted by this Section 5.01,  used by such Servicer to
make  such  Advance  or  (iii) make   Advances  in  the  form  of  any   combination  of  clauses  (i) and
(ii) aggregating  the amount of such Advance. Any such funds being held in a Collection Account for future distribution  and so used  shall be  replaced  by such  Servicer  from its own  funds by  deposit  in such
Collection  Account  on or before any future  Distribution  Date in which such funds  would be due or from other funds in such Collection Account being held for future distribution at that time.

                  With respect to any Designated  Mortgage  Loan, the Master  Servicer shall make Advances as required by Section 3.20(b) of this Agreement.

                                                ARTICLE VI

                                             THE CERTIFICATES

SECTION 6.01.     The Certificates.

                  The  Certificates  shall be in  substantially  the forms set forth in  Exhibits A, B, C,
D-1,  D-2,  E, F and G hereto,  with  such  appropriate  insertions,  omissions,  substitutions  and other variations  as are  required or permitted by this  Agreement or as may in the  reasonable  judgment of the
Trust  Administrator  or the Depositor be necessary,  appropriate  or convenient to comply,  or facilitate compliance,  with  applicable  laws, and may have such letters,  numbers or other marks of  identification and such  legends or  endorsements  placed  thereon  as may be  required  to comply  with the rules of any securities exchange on which any of the Certificates may be listed, or as may,  consistently  herewith, be determined by the officers executing such Certificates, as evidenced by their execution thereof.

                  Subject to  Section 11.03  respecting the final  distribution  on the  Certificates,  on each Distribution  Date the Trust  Administrator  shall make  distributions to each  Certificateholder  of record on the  preceding  Record Date either (x) by wire transfer in  immediately  available  funds to the account of such holder at a bank or other  entity  having  appropriate  facilities  therefor,  if (i) such
Holder has so notified the Trust  Administrator  at least five Business  Days prior to the related  Record
Date and (ii) such  Holder shall hold (A) a Notional Amount  Certificate,  (B) 100% of the Class Principal
Balance  of  any  Class of   Certificates  or  (c) Certificates  of  any  Class with  aggregate  principal
Denominations  of not  less  than  $1,000,000  or  (y) by  check  mailed  by  first  class  mail  to  such
Certificateholder at the address of such holder appearing in the Certificate Register.

                  The definitive Certificates shall be printed,  typewritten,  lithographed or engraved or produced by any  combination  of these  methods or may be produced in any other  manner  permitted  by the rules of any  securities  exchange on which any of the  Certificates  may be listed,  all as determined by the officers executing such Certificates, as evidenced by their execution thereof.

                  The  Certificates  shall be issuable in registered  form, in the minimum  denominations, integral  multiples  in excess  thereof  (except  that one  Certificate  in each  Class may be issued in a different  amount  which  must  be in  excess  of  the  applicable  minimum  denomination)  and  aggregate denominations per Class set forth in the Preliminary Statement.

                  The  Certificates  shall be executed by manual or  facsimile  signature on behalf of the
Trust  Administrator by a Responsible  Officer.  Certificates  bearing the manual or facsimile  signatures of individuals who were, at the time when such  signatures  were affixed,  authorized to sign on behalf of the Trust Administrator shall bind the Trust  Administrator,  notwithstanding that such individuals or any of them have ceased to be so authorized prior to the  authentication  and delivery of such Certificates or did not hold such  offices  at the date of such  Certificate.  No  Certificate  shall be  entitled  to any benefit under this  Agreement,  or be valid for any purpose,  unless there  appears on such  Certificate a certificate  of  authentication  executed  by the  Trust  Administrator  by  manual  signature,  and  such certificate of authentication  upon any Certificate shall be conclusive  evidence,  and the only evidence, that such Certificate has been duly  authenticated  and delivered  hereunder.  All  Certificates  shall be dated the date of their authentication.

SECTION 6.02.     Registration of Transfer and Exchange of Certificates.

(a)      The Trust  Administrator  shall maintain,  or cause to be maintained,  a Certificate  Register in which, subject to such reasonable  regulations as it may prescribe,  the Trust Administrator shall provide for the  registration of Certificates  and of transfers and exchanges of Certificates as herein  provided.
Upon surrender for registration of transfer of any  Certificate,  the Trust  Administrator  shall execute, authenticate  and  deliver,  in the name of the  designated  transferee  or  transferees,  one or more new
Certificates in like aggregate interest and of the same Class.

(b)      At the option of a  Certificateholder,  Certificates  may be exchanged for other  Certificates of authorized  denominations  and the same aggregate  interest in the Trust Fund and of the same Class,  upon surrender  of the  Certificates  to be exchanged  at the office or agency of the Trust  Administrator  set
forth  in  Section 6.06.   Whenever  any   Certificates  are  so  surrendered  for  exchange,   the  Trust
Administrator  shall  execute,  authenticate  and deliver  the  Certificates  which the  Certificateholder making the exchange is entitled to receive.  Every  Certificate  presented or surrendered for registration of transfer or exchange shall be accompanied by a written  instrument of transfer in form  satisfactory to the Trust Administrator duly executed by the Holder thereof or his attorney duly authorized in writing.

(c)      No service charge to the  Certificateholders  shall be made for any  registration  of transfer or exchange of  Certificates,  but payment of a sum sufficient to cover any tax or  governmental  charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

(d)      All  Certificates  surrendered  for  registration  of transfer and exchange shall be canceled and subsequently  destroyed by the Trust Administrator in accordance with the Trust Administrator's  customary procedures.

(e)      No transfer of any Private  Certificate  shall be made unless that  transfer is made  pursuant to an effective  registration  statement under the 1933 Act and effective registration or qualification under applicable  state securities  laws, or is made in a transaction  which does not require such  registration or  qualification.  Except in connection  with any transfer of a Private  Certificate  by the Depositor to any  affiliate  or any  transfer  of a Private  Certificate  from the  Depositor  or an  affiliate  of the
Depositor to an owner trust or other entity  established  by the  Depositor,  in the event that a transfer is to be made in  reliance  upon an  exemption  from  the  1933 Act and  such  laws,  in  order to  assure compliance  with the 1933 Act and such laws,  the  Certificateholder  desiring to effect such transfer and such  Certificateholder's  prospective transferee shall each certify to the Trust Administrator in writing the facts  surrounding  the transfer in  substantially  the form set forth in Exhibit L  (the  "Transferor
Certificate")  and  (i) deliver  a  letter  in  substantially  the form of  either  (A)  Exhibit M-1  (the
"Investment  Letter"),  provided that all of the Private  Certificates  of a Class shall be transferred to one  investor or the  Depositor  otherwise  consents to such  transfer,  (B) Exhibit M-2  (the  "Rule 144A
Letter") or  (C) Exhibit M-3  (the  "Regulation S  Letter") or (ii) there  shall be delivered to the Trust
Administrator  at the  expense of the  transferor  an Opinion of Counsel  that such  transfer  may be made pursuant  to an  exemption  from the 1933 Act.  The  Depositor  shall  provide  to any Holder of a Private
Certificate  and any  prospective  transferee  designated  by any such Holder,  information  regarding the related  Certificates  and the Mortgage Loans and such other  information as shall be necessary to satisfy the condition to eligibility set forth in  Rule 144A(d)(4)  or Regulation S,  as applicable,  for transfer of any such  Certificate  without  registration  thereof  under the 1933 Act pursuant to the  registration exemption  provided by  Rule 144A  or  Regulation S.  The Trust  Administrator  shall  cooperate  with the
Depositor in providing the information  referenced in the preceding  sentence,  including providing to the
Depositor such  information  regarding the  Certificates,  the Mortgage Loans and other matters  regarding the Trust Fund as the  Depositor  shall  reasonably  request to meet its  obligation  under the  preceding sentence.  Each Holder of a Private  Certificate  desiring to effect such transfer shall,  and does hereby agree to,  indemnify  the Trust  Administrator,  the  Depositor,  the Seller,  the Master  Servicer,  each
Servicer and the Special  Servicer  against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

(f)      Except  in  connection  with any  transfer  of a  Private  Certificate  by the  Depositor  to any
affiliate or any transfer of a Private  Certificate  from the  Depositor or an affiliate of the  Depositor to an owner trust or other  entity  established  by the  Depositor,  no  transfer  of an  ERISA-Restricted
Certificate  (except for the Residual  Certificates)  shall be made unless the Trust  Administrator  shall have received in accordance  with  Exhibit M-1,  Exhibit M-2 or Exhibit M-3,  as applicable,  either (i) a representation  letter from the  transferee of such  Certificate,  acceptable to and in form and substance satisfactory to the Trust  Administrator,  to the effect that such  transferee is not an employee  benefit plan or arrangement  subject to Section 406  of ERISA or  Section 4975  of the Code, or a person using the assets of any such plan or  arrangement,  which  representation  letter  shall  not be an  expense  of the
Trustee,  the Trust  Administrator  or the Trust Fund,  (ii) if the purchaser is an insurance  company and the  Certificate  has been the subject of an  ERISA-Qualifying  Underwriting,  a  representation  that the purchaser is an  insurance  company  which is  purchasing  such  Certificates  with funds  contained in an
"insurance  company general  account" (as such term is defined in  Section V(e) of Prohibited  Transaction
Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such  Certificates  are covered under  Sections  I and III of PTCE  95-60  or  (iii) in  the case of any such  Certificate  presented  for registration  in the name of an employee  benefit plan or  arrangement  subject to Section 406 of ERISA or
Section 4975 of the Code (or comparable provisions of any subsequent  enactments),  or a person using such plan's or  arrangement's  assets,  an Opinion of Counsel  satisfactory to the Trust  Administrator  to the effect that the purchase or holding of such Certificate will not result in prohibited  transactions  under
Section 406  of ERISA and/or  Section 4975  of the Code and will not subject the  Depositor,  the Trustee, the Trust  Administrator,  the Master  Servicer  or any other  Servicer to any  obligation  in addition to those  undertaken in this  Agreement,  which Opinion of Counsel shall not be an expense of such parties or the Trust  Fund.  No  transfer  of a Residual  Certificate  shall be made  unless the Trust  Administrator shall have received,  in accordance with Exhibit N,  a  representation  letter from the transferee of such
Certificate,  acceptable  to and in form and substance  satisfactory  to the Trust  Administrator,  to the effect that such  transferee is not an employee  benefit plan or  arrangement  subject to  Section 406  of
ERISA or  Section 4975  of the Code, or a person using the assets of any such plan or  arrangement,  which representation  letter  shall not be an  expense  of the  Trustee,  the Trust  Administrator  or the Trust
Fund.  In the event the  representations  referred  to in this  Section 6.02(f) are  not  furnished,  such representations  shall be deemed to have been made to the trustee by the  transferee's  acceptance of such
ERISA-Restricted  Certificate  by any  beneficial  owner who purchases an interest in such  Certificate in book-entry  form.  In the  event  that a  representation  is  violated,  or any  attempt  to  transfer  an
ERISA-Restricted  Certificate to a plan or arrangement or person using a plan's or arrangement's assets is attempted  without the delivery to the Trust  Administrator of the Opinion of Counsel described above, the attempted transfer or acquisition of such Certificate shall be void and of no effect.

(g)      Additional  restrictions on transfers of the Class AR and Class AR-L  Certificates  are set forth below:

(i)      Each Person who has or who acquires any  ownership  interest in a Residual  Certificate  shall be deemed by the acceptance or  acquisition  of such  ownership  interest to have agreed to be bound by the following  provisions and to have  irrevocably  authorized the Trust  Administrator or its designee under clause  (iii)(A) below to deliver  payments to a Person other than such Person and to  negotiate  the terms of any  mandatory  sale under clause  (iii)(B)  below and to execute all instruments  of transfer and to do all other things  necessary in connection  with any such sale.
         The  rights of each  Person  acquiring  any  ownership  interest  in a Residual  Certificate  are expressly subject to the following provisions:

(A)      Each Person  holding or  acquiring  any  ownership  interest in a Residual  Certificate  shall be other than a Disqualified  Organization and shall promptly notify the Trust Administrator of any change or impending change in its status as other than a Disqualified Organization.

(B)      In connection with any proposed transfer of any ownership  interest in a Residual  Certificate to a U.S. Person, the Trust  Administrator shall require delivery to it, and shall not register the transfer of a Residual  Certificate  until its receipt of (1) an affidavit and agreement
              (a "Transferee  Affidavit and  Agreement"  attached  hereto as Exhibit N)  from the proposed transferee, in form and substance satisfactory to the Trust Administrator,  representing and warranting,  among other things,  that it is not a non U.S. Person,  that such transferee is other than a Disqualified  Organization,  that it is not acquiring its ownership interest in a Residual  Certificate that is the subject of the proposed  Transfer as a nominee,  trustee or agent for any Person who is not other than a Disqualified Organization,  that for so long as it retains its ownership interest in a Residual Certificate,  it shall endeavor to remain other than a  Disqualified  Organization,  and that it has reviewed the  provisions  of this
              Section 6.02(g) and  agrees to be bound by them, and (2) a certificate,  attached  hereto as
              Exhibit O,  from  the  Holder  wishing  to  transfer  a  Residual  Certificate,  in form and substance satisfactory to the Trust Administrator,  representing and warranting, among other things,  that no  purpose of the  proposed  transfer  is to allow such  Holder to impede the assessment or collection of tax.

(C)      Notwithstanding  the delivery of a Transferee  Affidavit and  Agreement by a proposed  transferee under clause (B) above, if the Trust  Administrator  has actual  knowledge that the proposed transferee  is not other than a  Disqualified  Organization,  no  transfer  of an  ownership interest in a Residual Certificate to such proposed transferee shall be effected.

(D)      Each Person  holding or acquiring any ownership  interest in a Residual  Certificate  agrees,  by holding or  acquiring  such  ownership  interest,  to  require a  Transferee  Affidavit  and
              Agreement  from the other  Person to whom such Person  attempts to  transfer  its  ownership interest  and to  provide a  certificate  to the Trust  Administrator  in the form  attached hereto as Exhibit O.

(ii)     The Trust  Administrator  shall  register  the transfer of any  Residual  Certificate  only if it shall  have  received  the  Transferee  Affidavit  and  Agreement,  a  certificate  of the Holder requesting  such  transfer  in the  form  attached  hereto  as  Exhibit O  and all of such  other documents as shall have been  reasonably  required by the Trust  Administrator  as a condition to such registration.

(iii)    (A)  If any Disqualified  Organization shall become a Holder of a Residual Certificate,  then the last preceding Holder that was other than a Disqualified  Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof  retroactive to the  date  of  registration  of  such  transfer  of such  Residual  Certificate.  If any non
              U.S. Person shall become a Holder of a Residual Certificate,  then the last preceding Holder that is a U.S. Person shall be restored,  to the extent  permitted by law, to all rights and obligations as Holder thereof  retroactive  to the date of  registration  of the transfer to such non U.S. Person of such Residual  Certificate.  If a transfer of a Residual Certificate is  disregarded  pursuant to the  provisions  of Treasury  Regulations  Section 1.860E-1  or
              Section 1.860G-3,  then  the  last  preceding  Holder  that was  other  than a  Disqualified
              Organization  shall  be  restored,  to the  extent  permitted  by  law,  to all  rights  and obligations as Holder thereof  retroactive to the date of  registration  of such transfer of such  Residual  Certificate.  The Trust  Administrator  shall be under no  liability  to any
              Person  for any  registration  of  transfer  of a Residual  Certificate  that is in fact not permitted by this  Section 6.02(g) or for making any payments due on such Certificate to the
              Holder  thereof  or for taking  any other  action  with  respect  to such  Holder  under the provisions of this Agreement.

                                    (B)     If any purported  transferee of a Residual  Certificate  shall become  a  Holder  of a  Residual  Certificate  in  violation  of the  restrictions  in this
              Section 6.02(g) and  to the extent  that the  retroactive  restoration  of the rights of the
              Holder of such Residual Certificate as described in clause (iii)(A)  above shall be invalid, illegal or  unenforceable,  then the Depositor  shall have the right,  without notice to the
              Holder or any prior Holder of such Residual  Certificate,  to sell such Residual Certificate to a purchaser  selected by the Depositor on such terms as the  Depositor  may choose.  Such
              purported   transferee  shall  promptly  endorse  and  deliver  a  Residual  Certificate  in accordance  with the  instructions  of the  Depositor.  Such  purchaser may be the Depositor itself  or  any  affiliate  of  the  Depositor.  The  proceeds  of  such  sale,  net  of the commissions  (which may include  commissions  payable to the  Depositor or its  affiliates), expenses  and taxes due,  if any,  shall be  remitted  by the  Depositor  to such  purported transferee.  The terms and  conditions  of any sale  under  this  clause  (iii)(B)  shall be determined in the sole  discretion of the Depositor,  and the Depositor  shall not be liable to any Person having an ownership  interest or a purported  ownership interest in a Residual
              Certificate as a result of its exercise of such discretion.

(iv)     The  Master  Servicer  and each  Servicer,  on  behalf  of the Trust  Administrator,  shall  make available,  upon  written  request  from the  Trust  Administrator,  all  information  reasonably available  to it that is  necessary to compute any tax imposed (A) as a result of the transfer of an  ownership  interest  in a  Residual  Certificate  to  any  Person  who is  not  other  than a
         Disqualified  Organization,  including the  information  regarding  "excess  inclusions"  of such
         Residual  Certificate  required  to be  provided  to the  Internal  Revenue  Service  and certain
         Persons as described in Treasury Regulation  Section 1.860D  1(b)(5),  and (B) as a result of any regulated  investment  company,  real estate  investment trust,  common trust fund,  partnership, trust,  estate or organizations  described in Section 1381 of the Code having as among its record holders  at any time any Person who is not other  than a  Disqualified  Organization.  Reasonable compensation  for  providing  such  information  may be  required  by the Master  Servicer or the related Servicer from such Person.

(v)      The  provisions  of  this  Section 6.02(g) set  forth  prior  to this  Section 6.02(g)(v) may  be modified,  added  to or  eliminated  by the  Depositor,  provided  that  there  shall  have  been delivered to the Trust Administrator the following:

(A)      written  notification  from each Rating Agency to the effect that the  modification,  addition to or  elimination of such  provisions  will not cause such Rating Agency to downgrade its then current rating of the Certificates; and

(B)      a  certificate  of the  Depositor  stating that the Depositor has received an Opinion of Counsel, in form and substance  satisfactory to the Depositor,  to the effect that such modification, addition  to or  elimination  of such  provisions  will not cause the Trust Fund to cease to qualify as a REMIC and will not create a risk that  (i) the  Trust Fund may be subject to an entity level tax caused by the transfer of a Residual  Certificate  to a Person which is not other than a Disqualified  Organization or (2) a Certificateholder or another Person will be subject to a REMIC related tax caused by the transfer of applicable Residual  Certificate to a Person which is not other than a Disqualified Organization.

(vi)     The following legend shall appear on each Residual Certificate:

              ANY RESALE,  TRANSFER OR OTHER  DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE
              PROPOSED  TRANSFEREE  PROVIDES  A TRANSFER  AFFIDAVIT  TO THE  DEPOSITOR  AND THE TRUST
              ADMINISTRATOR  THAT (1) SUCH  TRANSFEREE  IS NOT (A) THE  UNITED  STATES,  ANY STATE OR
              POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL  ORGANIZATION,
              OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING,  (B) ANY ORGANIZATION  (OTHER
              THAN A COOPERATIVE  DESCRIBED IN  SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX
              IMPOSED  BY  CHAPTER 1 OF THE CODE  UNLESS  SUCH  ORGANIZATION  IS  SUBJECT  TO THE TAX
              IMPOSED  BY  SECTION  511 OF THE  CODE,  (C)  ANY  ORGANIZATION  DESCRIBED  IN  SECTION
              1381(a)(2)(C)  OF THE CODE (ANY SUCH PERSON  DESCRIBED  IN THE  FOREGOING  CLAUSES (A),
              (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"),  OR (D) AN
              AGENT OF A DISQUALIFIED  ORGANIZATION  AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE
              THE  TRANSFEROR TO IMPEDE THE  ASSESSMENT OR  COLLECTION OF TAX. SUCH  AFFIDAVIT  SHALL
              INCLUDE  CERTAIN  REPRESENTATIONS  AS  TO  THE  FINANCIAL  CONDITION  OF  THE  PROPOSED
              TRANSFEREE.  NOTWITHSTANDING  THE  REGISTRATION  IN  THE  CERTIFICATE  REGISTER  OF ANY
              TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED  ORGANIZATION
              OR AN AGENT OF A DISQUALIFIED ORGANIZATION,  SUCH REGISTRATION SHALL BE DEEMED TO BE OF
              NO LEGAL  FORCE OR  EFFECT  WHATSOEVER  AND SUCH  PERSON  SHALL  NOT BE  DEEMED TO BE A
              CERTIFICATEHOLDER  FOR ANY  PURPOSE  HEREUNDER,  INCLUDING,  BUT NOT  LIMITED  TO,  THE
              RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH  HOLDER OF THIS  CERTIFICATE  BY
              ACCEPTANCE OF THIS  CERTIFICATE  SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF
              THIS PARAGRAPH.

(h)      The Trust  Administrator  shall have no  liability  to the Trust Fund  arising from a transfer of any such  Certificate  in reliance upon a  certification,  ruling or Opinion of Counsel  described in this
Section 6.02;  provided,  however,  that the Trust  Administrator  shall not  register the transfer of any
Residual  Certificate  if it has  actual  knowledge  that  the  proposed  transferee  does  not  meet  the qualifications of a permitted Holder of a Residual Certificate as set forth in this Section 6.02.

(i)      Each  Holder  of a  Class 4-A-2  Certificate  or any  interest  therein  shall be  deemed to have represented,  by its acquisition or holding of such  certificate or any interest  therein,  that as of any date prior to the termination of the Swap Agreement,  at least one of PTCE 84-14,  90-1,  91-38,  95-60 or
96-23  or  other  applicable  exemption  applies  to such  Holder's  right to  receive  payments  from the
Supplemental Interest Trust.

SECTION 6.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

                  If (a) any  mutilated  Certificate  is surrendered  to the Trust  Administrator,  or the
Trust  Administrator  receives  evidence  to its  satisfaction  of the  destruction,  loss or theft of any
Certificate  and (b) there is delivered to each  Servicer,  the Trustee and the Trust  Administrator  such security or indemnity as may be required by them to save each of them  harmless,  then,  in the absence of notice to the Trustee and the Trust  Administrator  that such Certificate has been acquired by a protected purchaser,  the Trust  Administrator  shall execute,  authenticate and deliver, in exchange for or in lieu of any such  mutilated,  destroyed,  lost or  stolen  Certificate,  a new  Certificate  of like  tenor and interest  in the  Trust  Fund.  In  connection  with  the  issuance  of any  new  Certificate  under  this
Section 6.03,  the Trust  Administrator  may require the payment of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in relation thereto and any other expenses  (including the fees and expenses of the Trust  Administrator)  connected  therewith.  Any replacement  Certificate issued pursuant to this  Section 6.03  shall constitute  complete and  indefeasible  evidence of ownership in the
Trust Fund, as if originally  issued,  whether or not the lost,  stolen or destroyed  Certificate shall be found at any time.

SECTION 6.04.     Persons Deemed Owners.

                  Prior  to  due  presentation  of  a  Certificate  for  registration  of  transfer,  each
Servicer,  the Trust  Administrator,  and any agent of the  Master  Servicer  or any  Servicer,  the Trust
Administrator  may treat the  person in whose  name any  Certificate  is  registered  as the owner of such
Certificate  for the purpose of receiving  distributions  as provided in this  Agreement and for all other purposes whatsoever,  and none of the Master Servicer or the Servicers,  the Trust Administrator,  nor any
agent of the Master Servicer or a Servicer or the Trust  Administrator  shall be affected by any notice to the contrary.

SECTION 6.05.     Access to List of Certificateholders' Names and Addresses.

(a)      If three or more  Certificateholders  (i) request in writing from the Trust  Administrator a list of the names and  addresses  of  Certificateholders,  (ii) state  that such  Certificateholders  desire to communicate with other  Certificateholders  with respect to their rights under this Agreement or under the
Certificates  and  (iii) provide  a copy of the  communication  which such  Certificateholders  propose to transmit,  then the Trust  Administrator  shall,  within  ten  Business  Days  after the  receipt  of such request,  afford such  Certificateholders  access  during normal  business  hours to a current list of the
Certificateholders.  The  expense of  providing  any such  information  requested  by a  Certificateholder shall be borne by the  Certificateholders  requesting such information and shall not be borne by the Trust
Administrator  or the Trustee.  Every  Certificateholder,  by receiving and holding a Certificate,  agrees that the Trustee and the Trust  Administrator  shall not be held  accountable  by reason of the disclosure of any such  information  as to the list of the  Certificateholders  hereunder,  regardless  of the source from which such information was derived.

(b)      The Master  Servicer  and each  Servicer,  so long as it is a servicer  hereunder,  DLJMC and the
Depositor  shall have  unlimited  access to a list of the names and  addresses  of the  Certificateholders which list shall be provided by the Trust Administrator promptly upon request.

SECTION 6.06.     Maintenance of Office or Agency.

                  The Trust  Administrator  shall  maintain  or cause to be  maintained  at its expense an office or offices or agency or agencies in Minneapolis,  Minnesota where  Certificates  may be surrendered for  registration  of  transfer  or  exchange  and  where  notices  and  demands  to  or  upon  the  Trust
Administrator  in respect of the Certificates  and this Agreement may be served.  The Trust  Administrator initially  designates its Corporate Trust Office as its office for such purpose.  The Trust  Administrator shall give  prompt  written  notice to the  Certificateholders  of any change in the  location of any such office or agency.

SECTION 6.07.     Book Entry Certificates.

                  Notwithstanding  the foregoing,  the Book-Entry  Certificates,  upon original  issuance, shall  be  issued  in the  form  of one or  more  typewritten  Certificates  representing  the  Book-Entry
Certificates,  to be delivered to DTC, the initial  Clearing  Agency,  by, or on behalf of, the Depositor.
The  Book-Entry  Certificates  shall  initially be registered on the  Certificate  Register in the name of
Cede & Co., the nominee of DTC, as the initial  Clearing Agency,  and no Beneficial  Holder will receive a definitive  certificate  representing such Beneficial  Holder's  interest in the  Certificates,  except as provided  in  Section 6.09.  Unless  and until  definitive,  fully  registered  Certificates  ("Definitive
Certificates") have been issued to the Beneficial Holders pursuant to Section 6.09:

(a)      the  provisions  of this  Section 6.07  shall be in full  force and  effect  with  respect to the
Book-Entry Certificates;

(b)      the  Depositor  and the Trust  Administrator  may deal with the Clearing  Agency for all purposes with respect to the Book-Entry  Certificates  (including the making of distributions on such Certificates)
as the sole Holder of such Certificates;

(c)      to the extent that the  provisions of this  Section 6.07  conflict  with any other  provisions of this Agreement, the provisions of this Section 6.07 shall control; and

(d)      the rights of the  Beneficial  Holders of the  Book-Entry  Certificates  shall be exercised  only through the Clearing  Agency and the  Participants  and shall be limited to those  established  by law and agreements  between such Beneficial  Holders and the Clearing Agency and/or the Participants.  Pursuant to
the Depository  Agreement,  unless and until Definitive  Certificates are issued pursuant to Section 6.09, the  initial  Clearing  Agency  will make  book-entry  transfers  among the  Participants  and receive and transmit  distributions  of  principal  and  interest  on the  related  Book-Entry  Certificates  to  such
Participants.

                  For purposes of any provision of this  Agreement  requiring or  permitting  actions with the consent of, or at the  direction of,  Holders of the  Book-Entry  Certificates  evidencing a specified percentage of the aggregate unpaid principal  amount of such  Certificates,  such direction or consent may be  given by the  Clearing  Agency  at the  direction  of  Beneficial  Holders  owning  such  Certificates evidencing the requisite  percentage of principal  amount of such  Certificates.  The Clearing  Agency may take conflicting  actions with respect to the Book-Entry  Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

SECTION 6.08.     Notices to Clearing Agency.

                  Whenever  notice or other  communication  to the Holders of Book-Entry  Certificates  is
required under this  Agreement,  unless and until  Definitive  Certificates  shall have been issued to the related Certificateholders  pursuant to Section 6.09,  the Trust Administrator shall give all such notices and  communications  specified  herein  to be given  to  Holders  of the  Book-Entry  Certificates  to the
Clearing  Agency  which  shall  give such  notices  and  communications  to the  related  Participants  in accordance with its applicable rules, regulations and procedures.

SECTION 6.09.     Definitive Certificates.

                  If (a) the  Depositor  advises  the Trust  Administrator  in writing  that the  Clearing
Agency is no longer  willing or able to  properly  discharge  its  responsibilities  under the  Depository
Agreement  with respect to the  Certificates  and the Trust  Administrator  or the  Depositor is unable to locate a  qualified  successor,  (b) the  Depositor,  with the  consent  of the  applicable  Participants, advises  the Trust  Administrator  in writing  that it elects to  terminate  the  book-entry  system  with respect to the  Book-Entry  Certificates  through the Clearing  Agency or (c) after  the  occurrence of an
Event of Default,  Holders of Book-Entry  Certificates  evidencing  not less than 66-2/3% of the aggregate
Class Principal  Balance of the Book-Entry  Certificates  advise the Trust  Administrator  in writing that the  continuation  of a  book-entry  system with  respect to the such  Certificates  through the  Clearing
Agency is no longer  in the best  interests  of the  Holders  of such  Certificates  with  respect  to the
Book-Entry  Certificates and the applicable Participants consent, the Trust Administrator shall notify all
Holders of such  Certificates  of the  occurrence  of any such event and the  availability  of  Definitive
Certificates.  Upon surrender to the Trust  Administrator  of such  Certificates  by the Clearing  Agency,
accompanied  by  registration   instructions  from  the  Clearing  Agency  for  registration,   the  Trust
Administrator  shall authenticate and deliver the Definitive  Certificates.  Neither the Depositor nor the
Trust  Administrator  shall be liable for any delay in delivery of such  instructions and may conclusively rely on, and shall be  protected  in relying  on,  such  instructions.  Upon the  issuance  of  Definitive
Certificates all references  herein to obligations  imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and  performed  by the Trust  Administrator,  to the extent  applicable with respect to such Definitive  Certificates,  and the Trust Administrator shall recognize the Holders of
Definitive Certificates as Certificateholders hereunder.

                                             ARTICLE VII

                                  THE DEPOSITOR, THE SELLER, THE MASTER
                             SERVICER, THE SERVICERS AND THE SPECIAL SERVICER

SECTION 7.01.     Liabilities of the Seller, the Depositor, the Master Servicer, the Servicers and the
                                            Special Servicer.

                  The Depositor,  the Seller, the Master Servicer,  each Servicer and the Special Servicer shall be liable under this  Agreement to any other party to this  Agreement,  including  the  liability of each  Servicer  to the Master  Servicer  in  accordance  herewith  only to the  extent of the  obligations specifically and respectively imposed upon and undertaken by them herein.

SECTION 7.02.     Merger or Consolidation of the Seller, the Depositor, the Master Servicer, the
                                            Servicers or the Special Servicer.

                  Subject to the immediately succeeding paragraph,  the Depositor,  the Seller, the Master
Servicer,  each Servicer and the Special  Servicer shall each do or cause to be done all things  necessary to  preserve  and keep in full  force and  effect  its  existence,  rights  and  franchises  (charter  and statutory) and shall each obtain and preserve its  qualification  to do business as a foreign  corporation in each  jurisdiction  in which such  qualification  is or shall be  necessary to protect the validity and enforceability  of this  Agreement,  or any of the  Mortgage  Loans and to perform its  respective  duties under this Agreement.

                  Any Person into which the Depositor,  the Seller,  the Master Servicer,  any Servicer or
the  Special  Servicer  may be  merged  or  consolidated,  or any  Person  resulting  from any  merger  or consolidation  to which the  Depositor,  the  Seller,  the Master  Servicer,  any  Servicer or the Special
Servicer shall be a party,  or any Person  succeeding to the business of the Depositor,  the Seller or any
Servicer,  shall be the  successor  of the  Depositor,  the Seller or such  Servicer,  as the case may be, hereunder,  without  the  execution  or filing of any paper or any  further  act on the part of any of the parties hereto,  anything herein to the contrary  notwithstanding;  provided,  however, that the successor or surviving Person to the Master  Servicer,  any such Servicer or the Special Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or FHLMC.

                  Notwithstanding  anything else in this  Section 7.02  or in  Section 7.04  hereof to the contrary,  the  Master  Servicer  or a  Servicer  may  assign  its  rights  and  delegate  its  duties and obligations under this Agreement;  provided,  however, that the Master Servicer or such Servicer gives the
Depositor,  the  Trustee  and the  Trust  Administrator  notice  of such  assignment;  provided,  further,
(a) that such  purchaser or transferee  accepting such  assignment and delegation  shall be an institution that is a FNMA and FHLMC  approved  seller/servicer  in good  standing,  which has a net worth of at least
$15,000,000,  and which is willing to service the  Mortgage  Loans and (b) such  purchaser  or  transferee executes and delivers to the Depositor,  the Trustee and the Trust  Administrator  an agreement  accepting such  delegation  and  assignment,  which  contains an  assumption  by such Person of the rights,  powers, duties,  responsibilities,  obligations and liabilities of the Master Servicer or such Servicer, with like effect as if originally  named as a party to this Agreement;  provided,  further,  that each of the Rating
Agencies  acknowledge that its rating of the Certificates in effect  immediately  prior to such assignment will not be qualified or reduced as a result of such  assignment and  delegation.  In the case of any such assignment and  delegation,  the Master  Servicer or such Servicer shall be released from its  obligations under this Agreement  (except as provided above),  except that the Master Servicer or the related Servicer shall  remain  liable  for all  liabilities  and  obligations  incurred  by it as the Master  Servicer  or
Servicer  hereunder  prior to the  satisfaction  of the  conditions to such  assignment and delegation set forth in the preceding sentence.

SECTION 7.03.     Limitation on Liability of the Seller, the Depositor, the Master Servicer, the
                                            Servicers, the Special Servicer and Others.

                  None of the  Depositor,  the Master  Servicer,  any  Servicer,  the Seller,  the Special
Servicer, nor any of the directors,  officers,  employees or agents of the Depositor, the Master Servicer, any Servicer,  the Seller or the Special  Servicer shall be under any liability to the  Certificateholders for any action  taken or for  refraining  from the taking of any  action in good  faith  pursuant  to this
Agreement,  or for errors in  judgment;  provided,  however,  that this  provision  shall not  protect the
Depositor,  the Master  Servicer,  any Servicer,  the Seller or the Special Servicer against any breach of representations  or  warranties  made by it herein or protect  the  Depositor,  the Master  Servicer,  any
Servicer,  the Seller or the Special  Servicer or any such director,  officer,  employee or agent from any liability  which  would  otherwise  be  imposed by  reasons  of  willful  misfeasance,  bad faith or gross negligence  in the  performance  of duties or by reason of reckless  disregard of  obligations  and duties hereunder.  The Depositor,  the Master  Servicer,  any Servicer,  the Seller and the Special  Servicer and
any director,  officer,  employee or agent of the Depositor, the Master Servicer, any Servicer, the Seller
or the Special  Servicer may rely in good faith on any document of any kind prima facie properly  executed and  submitted  by any  Person  respecting  any  matters  arising  hereunder.  The  Depositor,  the Master
Servicer, any Servicer, the Seller and the Special Servicer and any director,  officer,  employee or agent of the  Depositor,  the Master  Servicer,  any  Servicer,  the  Seller or the  Special  Servicer  shall be indemnified  by the Trust Fund and held  harmless  against  any loss,  liability  or expense  incurred  in connection  with any legal action  relating to this  Agreement or the  Certificates,  other than any loss, liability  or expense  incurred by reason of willful  misfeasance,  bad faith or gross  negligence  in the performance of duties  hereunder or by reason of reckless  disregard of obligations and duties  hereunder.
None of the Depositor,  the Master  Servicer,  any Servicer,  the Seller or the Special  Servicer shall be under any  obligation to appear in,  prosecute or defend any legal action that is not  incidental to their respective  duties  hereunder  and which in its  opinion  may  involve  it in any  expense  or  liability;
provided,  however,  that the  Depositor,  the Master  Servicer,  any Servicer,  the Seller or the Special
Servicer  may in its  discretion  undertake  any such action that it may deem  necessary  or  desirable in respect of this  Agreement  and the rights and duties of the parties  hereto and interests of the Trustee, the Trust Administrator and the  Certificateholders  hereunder;  provided,  however, that in the event the related  Servicer agrees,  at the request of the Seller,  to act on behalf of the Seller in any dispute or litigation  that  is  not  incidental  to  such  Servicer's  duties  hereunder  and  that  relates  to the origination  of a Mortgage  Loan,  the Seller shall pay all expenses  associated  with the  management and defense of such claim.  Anything in this  Agreement  to the  contrary  notwithstanding,  in no event shall the  Master  Servicer,  any  Servicer  or  the  Special  Servicer  be  liable  for  special,  indirect  or consequential loss or damage of any kind whatsoever  (including but not limited to lost profits),  even if the Master  Servicer,  the related  Servicer or the Special Servicer has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 7.04.     Master Servicer and Servicer Not to Resign; Transfer of Servicing.

(a)      Neither  the Master  Servicer  nor any  Servicer  shall  resign from the  obligations  and duties hereby imposed on it except  (i) upon  appointment of a successor  master  servicer or successor  servicer and  receipt by the Trustee and the Trust  Administrator  of a letter from each Rating  Agency that such a resignation  and  appointment  will not result in a downgrading  of the rating of any of the  Certificates related to the applicable  Mortgage Loans,  or (ii) upon  determination  that its duties  hereunder are no longer  permissible  under  applicable  law.  Any such  determination  under  clause  (ii) permitting  the resignation  of the Master  Servicer  or a Servicer  shall be  evidenced  by an Opinion of Counsel to such effect delivered to the Trustee and the Trust  Administrator.  No such resignation  shall become effective until the successor  master servicer or successor  servicer shall have assumed the Master Servicer or such
Servicer's, as applicable,  responsibilities,  duties, liabilities and obligations hereunder in accordance with Section 8.02 hereof.

(b)      Notwithstanding  the  foregoing,  at DLJMC's  request,  so long as it is the owner of the related servicing  rights,  the Master  Servicer or SPS shall  resign,  upon the selection  and  appointment  of a successor  master  servicer or servicer,  as  applicable;  provided that DLJMC delivers to the Trustee and the Trust  Administrator the letter required in  Section 7.04(a)(i) above.  Notwithstanding the foregoing, in the event that the Master Servicer is appointed as the successor  servicer to SPS, the  requirements of
Section 7.04(a)(i) shall  be waived.  In  connection  with the  foregoing,  unless  otherwise  directed by
DLJMC in  writing on or prior to the first day of the second  month  following  the  Closing  Date,  DLJMC hereby  directs SPS to resign as Servicer  hereunder  and appoints the Master  Servicer to service the SPS
Serviced  Mortgage  Loans,  effective as of the first day of the third month  following  the Closing Date.
In connection  with its  resignation,  SPS hereby agrees to deliver to the Master  Servicer on the date of its  resignation  a schedule  setting  forth all of the SPS  Mortgage  Loans as of such  date.  The Master
Servicer  agrees  that,  as of the first day of the third  month  following  the  Closing  Date,  it shall service the SPS  Serviced  Mortgage  Loans,  and that such loans  shall  constitute  Wells Fargo  Serviced
Mortgage Loans, in accordance with the terms of this Agreement.  If the Master Servicer  resigns  pursuant to this  Section 7.04(b),  DLJMC shall pay the Master  Servicer an amount  equal to the product of (a) the
Stated Principal Balance of all of the Mortgage Loans then outstanding and (b) 0.02%.

(c)      Notwithstanding  the  foregoing,  if the Trust  Administrator  shall for any  reason no longer be
Trust Administrator  hereunder,  at DLJMC's request,  the Master Servicer shall resign, upon the selection and  appointment  of a successor  master  servicer;  provided  that DLJMC  delivers to the Trustee and the
Trust Administrator the letter required in Section 7.04(a)(i) above.

(d)      Notwithstanding  the foregoing,  at DLJMC's request,  the Special Servicer shall resign, upon the selection and appointment of a successor  special  servicer by DLJMC;  provided that DLJMC delivers to the
Trustee and the Trust Administrator the letter required in Section 7.04(a)(i) above.

SECTION 7.05.     Master Servicer, Seller and Servicers May Own Certificates.

                  Each of the Master Servicer,  the Seller,  the Special Servicer and each Servicer in its individual or any other capacity may become the owner or pledgee of  Certificates  with the same rights as it would have if it were not the Master Servicer, the Seller, the Special Servicer or a Servicer.

                                              ARTICLE VIII

                                                 DEFAULT

SECTION 8.01.     Events of Default.

                  "Event  of  Default,"  wherever  used  herein,  and as to  the  Master  Servicer  or any
Servicer,  means any one of the following  events  (whatever  reason for such Event of Default and whether it shall be voluntary  or  involuntary  or be effected by  operation  of law or pursuant to any  judgment, decree or order of any court or any  order,  rule or  regulation  of any  administrative  or  governmental body):

(a)      any failure by the Master  Servicer or a Servicer  to remit to the  Certificateholders  or to the
Trust  Administrator  any payment other than an Advance required to be made by the Master Servicer or such
Servicer  under the terms of this  Agreement,  which failure  shall  continue  unremedied  for a period of
(i) with  respect to the Master  Servicer  or a Servicer  other than Wells  Fargo,  one  Business  Day and
(ii) with  respect to Wells Fargo,  two Business  Days,  after the date upon which written  notice of such failure shall have been given to the Master  Servicer or such Servicer by the Trust  Administrator  or the
Depositor or to the Master  Servicer or the related  Servicer and the Trust  Administrator  by the Holders
of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

(b)      any failure by the Master  Servicer or a Servicer to observe or perform in any  material  respect any other of the  covenants or agreements  on the part of the Master  Servicer or a Servicer  contained in this  Agreement  (except as set forth in (c) and  (g) below)  which  failure  (i) materially  affects  the rights of the  Certificateholders  and  (ii) shall  continue  unremedied for a period of 60 days after the date on which  written  notice of such  failure  shall  have been  given to the  Master  Servicer  or such
Servicer by the Trust  Administrator  or the  Depositor,  or to the Master  Servicer or a Servicer and the
Trust  Administrator  by the Holders of  Certificates  evidencing  not less than 25% of the Voting  Rights evidenced by the Certificates; or

(c)      if a representation  or warranty set forth in Section 2.03  hereof made solely in its capacity as the Master  Servicer  or a Servicer  shall  prove to be  materially  incorrect  as of the time made in any respect that materially and adversely affects interests of the  Certificateholders,  and the circumstances or  condition  in respect of which such  representation  or  warranty  was  incorrect  shall not have been eliminated  or cured within 90 days after the date on which written  notice  thereof shall have been given to the  Master  Servicer  or the  related  Servicer  by the Trust  Administrator  for the  benefit  of the
Certificateholders or by the Depositor; or

(d)      a decree  or order of a court or agency  or  supervisory  authority  having  jurisdiction  in the premises for the  appointment of a conservator or receiver or liquidator in any  insolvency,  readjustment of debt,  marshalling  of  assets  and  liabilities  or  similar  proceedings,  or for the  winding-up  or liquidation  of its affairs,  shall have been entered  against the Master  Servicer or a Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(e)      the Master  Servicer or a Servicer shall consent to the  appointment of a conservator or receiver or liquidator in any insolvency,  readjustment  of debt,  marshalling of assets and liabilities or similar proceedings  of or relating to the Master  Servicer or such  Servicer or all or  substantially  all of the property of the Master Servicer or such Servicer; or

(f)      the  Master  Servicer  or a  Servicer  shall  admit in  writing  its  inability  to pay its debts generally as they become due, file a petition to take  advantage  of, or commence a voluntary  case under, any  applicable  insolvency  or  reorganization  statute,  make  an  assignment  for  the  benefit  of its creditors, or voluntarily suspend payment of its obligations; or

(g)      any  failure of the Master  Servicer  or a Servicer  to make any Advance in the manner and at the time required to be made from its own funds pursuant to  Section 5.01  of this Agreement and after receipt of written  notice from the Trust  Administrator  of such  failure,  which  failure  continues  unremedied
(i) with  respect to the Master  Servicer  or a  Servicer,  other than Wells  Fargo (in its  capacity as a
Servicer),  after  2:00 p.m.,  New York City time,  on the Business Day  immediately  following the Master
Servicer's  or such  Servicer's  receipt of such  notice  and  (ii) with  respect  to Wells  Fargo (in its capacity as a Servicer),  on the second Business Day  immediately  following Wells Fargo's receipt of such notice; or

(h)      (a) the  servicer  rankings or ratings for a Servicer are downgraded to "below average" status by one or  more  of  the  Rating  Agencies  rating  the  Certificates  or  (b) one  or  more  Classes  of the
Certificates  are  downgraded or placed on negative  watch due in whole or in part to the  performance  or servicing of a Servicer; or

(i)      the  servicer  rankings or ratings for a Servicer  are  downgraded  two or more levels  below the level in effect on the Closing Date by one or more of the Rating Agencies rating the Certificates; or

(j)      (a) either  (i) the master  servicer  rankings or ratings for the Master  Servicer are downgraded two or more  levels  below the level in effect on the Closing  Date by one or more of the Rating  Agencies rating the  Certificates  or (ii) the  Master Servicer  rankings or ratings for the Master  Servicer,  are downgraded to "below  average"  status by one or more of the Rating  Agencies  rating the  Certificates or
(b) one or more Classes of the  Certificates are downgraded or placed on negative watch due in whole or in part to the performance or master servicing of the Master Servicer;

(k)      any failure by an applicable  Servicer to (a) remit payment of an Assigned  Prepayment Premium to the  Collection  Account or (b) remit  funds in the amount equal to an Assigned  Prepayment  Premium which the  applicable  Servicer  has failed to  collect,  in each case as required  pursuant to this  Agreement, which  failure  continues  unremedied  for a period of one Business Day after the date upon which  written notice of such failure,  requiring  the same to be remedied,  shall have been given to the Servicer by the
Trust Administrator, the Master Servicer, the Trustee or the Depositor; or

(l)      Any failure by the Master Servicer or a Servicer to comply with the provisions of Article XIII.

                  If an Event of Default  due to the  actions or  inaction  of the  Master  Servicer  or a
Servicer  described in clauses  (a) through (f)  and (l) of this  Section 8.01  shall occur,  then, and in each and every such case,  so long as such Event of Default  shall not have been  remedied,  (i) the Trust
Administrator  shall at the direction of the Trustee or the Holders of  Certificates  evidencing  not less than 25% of the Voting Rights evidenced by the  Certificates,  by notice in writing to the Master Servicer or such Servicer  (with a copy to the Rating  Agencies),  terminate all of the rights and  obligations  of the Master  Servicer  or such  Servicer  under this  Agreement  (other than  rights to  reimbursement  for
Advances and  Servicing  Advances  previously  made,  as provided in  Section 3.08)  and  (ii) the  Master
Servicer  may, if such Event of Default is due to the  actions or  inactions  of a Servicer,  by notice in writing  to  such  Servicer  (with  a copy  to the  Rating  Agencies),  terminate  all of the  rights  and obligations  of such Servicer under this Agreement  (other than rights to  reimbursement  for Advances and
Servicing Advances previously made, as provided in Section 3.08).

                  If an Event of Default  described in clause (g) shall occur,  (i) if the Master Servicer has failed to make any  Advance,  the  Trustee,  and (ii) if any  Servicer has failed to make any Advance, the Master  Servicer,  shall  prior to the next  Distribution  Date,  immediately  make such  Advance  and terminate  the rights and  obligations  of the Master  Servicer or  applicable  Servicer,  as  applicable, hereunder  and  succeed  to the  rights  and  obligations  of the Master  Servicer  or such  Servicer,  as applicable,  hereunder  pursuant  to  Section 8.02,  including  the  obligation  to make  Advances on such succeeding  Distribution  Date  pursuant  to the terms  hereof.  No Event of Default  with  respect to the
Master  Servicer or a Servicer  shall affect the rights or duties of any other  Servicer or  constitute an
Event of Default as to any other Servicer.

                  If an Event of Default  described in clause (h), (i) or (k) occurs,  the Master Servicer shall at the direction of DLJMC,  by notice in writing to such  Servicer,  terminate all of the rights and obligations  of such Servicer under this Agreement  (other than rights to  reimbursement  for Advances and
Servicing  Advances  previously made, as provided in Section 3.08) and shall appoint as successor Servicer the entity selected by DLJMC in accordance with  Section 8.02;  provided that DLJMC shall first furnish to the Master  Servicer a letter from each Rating  Agency that the  appointment  of such  successor  will not result in a downgrading of the rating of any of the Certificates.

                  If an Event of  Default  described  in  clause  (k)  occurs,  the  Trustee  shall at the direction  of DLJMC,  by notice in  writing  to the  Master  Servicer,  terminate  all of the  rights  and obligations of the Master Servicer under this Agreement (other than rights to  reimbursement  for Advances previously  made, as provided in  Section 3.08)  and shall appoint as successor Master Servicer the entity selected  by DLJMC in  accordance  with  Section 8.02;  provided  that DLJMC  shall  first  furnish to the
Trustee a letter  from each Rating  Agency that the  appointment  of such  successor  will not result in a downgrading of the rating of any of the Certificates.

                  No Event of Default with  respect to the  Servicer  shall affect the rights or duties of the Master Servicer or constitute an Event of Default as to the Master Servicer.

SECTION 8.02.     Master Servicer or Trust Administrator to Act; Appointment of Successor.

                  On and  after  the  time  the  Master  Servicer  or a  Servicer  receives  a  notice  of termination  pursuant to Section 8.01  hereof or resigns pursuant to Section 7.04  hereof,  subject to the provisions  of  Section 3.04  hereof,  the  Trustee  (in the case of the  Master  Servicer)  or the  Trust
Administrator  shall be the  successor  in all  respects  to the  Master  Servicer  or such  Servicer,  as applicable,  in its capacity as servicer  under this  Agreement and with respect to the  transactions  set forth or  provided  for herein and shall be subject to all the  responsibilities,  duties and  liabilities relating  thereto  placed  on the  Master  Servicer  or such  Servicer,  as  applicable,  by the terms and provisions  hereof;  provided,  that the  Trustee,  the Trust  Administrator  or the Master  Servicer,  as
applicable,  shall not be deemed to have made any  representation or warranty as to any Mortgage Loan made by the  Master  Servicer  or any  Servicer,  as  applicable,  and  shall not  effect  any  repurchases  or substitutions  of any Mortgage Loan;  provided,  further,  that it is understood and  acknowledged  by the parties  hereto that there will be a full period of  transition  (not to exceed  ninety (90) days)  before the actual  servicing  functions  of any  Servicer  can be fully  transferred  to Wells Fargo as successor
Servicer;  provided,  further,  that during such period of transition Wells Fargo, as successor  Servicer, shall  continue  to make all  required  Compensating  Interest  Payments  and  Advances.  As  compensation therefor,  the Trustee, the Trust Administrator or the Master Servicer,  as applicable,  shall be entitled to all funds  relating to the Mortgage Loans that the Master  Servicer or related  Servicer (the "Replaced
Servicer") would have been entitled to charge to the related  Collection  Account if the Replaced Servicer had  continued  to act  hereunder  (except  that  the  Replaced  Servicer  shall  retain  the  right to be reimbursed for advances  (including,  without  limitation,  Advances and Servicing  Advances)  theretofore made by the Replaced  Servicer  with respect to which it would be entitled to be reimbursed as provided in
Section 3.08  if it had not  been so  terminated  or  resigned).  Notwithstanding  the  foregoing,  if the
Trustee,  the Trust  Administrator  or the Master Servicer,  as applicable,  has become the successor to a
Replaced  Servicer,  in accordance with this  Section 8.02,  the Trustee,  the Trust  Administrator or the
Master Servicer,  as applicable,  may, if it shall be unwilling to so act, or shall, if it is unable to so act,  appoint,  or petition a court of competent  jurisdiction to appoint,  any established  mortgage loan servicing  institution,  the appointment of which does not adversely affect the then current rating of the
Certificates,  as the  successor to the Master  Servicer or a Servicer,  as  applicable,  hereunder in the assumption of all or any part of the  responsibilities,  duties or liabilities  of the Master  Servicer or such Servicer,  as applicable,  provided that such  successor to the Master  Servicer or the Servicer,  as applicable,  shall not be deemed to have made any  representation or warranty as to any Mortgage Loan made by the Master  Servicer or the related  Servicer,  as  applicable.  Pending  appointment of a successor to the Master Servicer or a Servicer, as applicable,  hereunder,  the Trustee, the Trust Administrator or the
Master Servicer,  as applicable,  unless such party is prohibited by law from so acting, shall act in such capacity as provided herein.  In connection with such appointment and assumption,  the Trustee,  the Trust
Administrator or the Master Servicer,  as applicable,  may make such  arrangements for the compensation of such  successor  out of  payments  on  Mortgage  Loans as it and such  successor  shall  agree;  provided, however,  that  no such  compensation  shall  be in  excess  of  that  permitted  the  Replaced  Servicer, hereunder.  The  Trustee,  the  Trust  Administrator  or the  Master  Servicer,  as  applicable,  and such successor  shall take such action,  consistent  with this  Agreement,  as shall be necessary to effectuate any such  succession.  None of the Trustee,  the Trust  Administrator,  the Master  Servicer nor any other successor  servicer  shall be deemed to be in default  hereunder by reason of any failure to make,  or any delay in making,  any  distribution  hereunder or any portion  thereof caused by the failure of a Replaced
Servicer to deliver, or any delay in delivering, cash, documents or records to it.

                  A Replaced Servicer that has been terminated  shall, at the request of the Trustee,  the
Trust  Administrator or the Master Servicer,  as applicable,  but at the expense of such Replaced Servicer deliver to the assuming party all documents and records  relating to the applicable  Mortgage Loans and an accounting  of amounts  collected  and held by it and otherwise  use  commercially  reasonable  efforts to effect the orderly and  efficient  transfer and  assignment of such  servicing,  but only to the extent of the Mortgage Loans serviced thereunder,  to the assuming party.  Notwithstanding  anything to the contrary contained  herein,  the  termination  of  a  Servicer  under  this  Agreement  shall  not  extend  to  any
Sub-Servicer  meeting the  requirements of  Section 3.02(a) and  otherwise  servicing the related Mortgage
Loans in accordance with the servicing provisions of this Agreement.

                  The Master  Servicer and each Servicer  shall  cooperate  with the Trustee and the Trust
Administrator  and  any  successor  servicer  in  effecting  the  termination  of  a  Replaced  Servicer's responsibilities  and rights hereunder,  including without limitation,  the transfer to such successor for administration  by it of all cash  amounts  which shall at the time be  credited  by such  Servicer to the applicable Collection Account or thereafter received with respect to the Mortgage Loans.

                  None of the Trustee,  the Trust  Administrator nor any other successor servicer shall be deemed  to be in  default  hereunder  by reason  of any  failure  to make,  or any  delay in  making,  any distribution  hereunder or any portion  thereof  caused by (a) the  failure of the Master  Servicer or any
Servicer to (i) deliver,  or any delay in delivering,  cash, documents or records to it, or (ii) cooperate
as  required  by  this  Agreement,  or  (b) restrictions   imposed  by  any  regulatory  authority  having
jurisdiction over the Master Servicer or the related Servicer.

                  Any  successor  to a  Servicer  as  servicer  shall  during  the term of its  service as servicer  maintain in force the policy or policies that such Servicer is required to maintain  pursuant to
Section 3.09(b) hereof.

                  If a  Servicer  that  has  been  terminated  fails  to  pay  all  costs  related  to the transition  of  servicing  to the  successor  Servicer,  the  successor  Servicer  shall  be  entitled  to reimbursement of those amounts from the Trust.

                  In connection  with the  termination  or  resignation  of a Servicer  hereunder,  either
(i) the  successor  Servicer,  including  the Trust  Administrator  or Master  Servicer  if either of such parties is acting as successor  Servicer,  shall represent and warrant that it or an affiliate is a member of MERS in good  standing  and  shall  agree  to  comply  in all  material  respects  with the  rules  and procedures of MERS in  connection  with the servicing of the related  Mortgage  Loans that are  registered with MERS,  or (ii) the  Replaced  Servicer,  at its sole  expense,  shall  cooperate  with the  successor
Servicer  either (x) in  causing MERS to execute and deliver an Assignment of Mortgage in recordable  form to  transfer  the  Mortgage  from MERS to the  Trustee  and to execute  and  deliver  such other  notices, documents  and other  instruments  as may be necessary or desirable to effect a transfer of such  Mortgage
Loan or servicing of such Mortgage Loan on the MERS® System to the  successor  Servicer or (y) in  causing
MERS to designate on the MERS® System the  successor  Servicer as the servicer of such  Mortgage  Loan (at the cost and expense of the  successor  Servicer to the extent such costs relate to the  qualification  of such  successor  Servicer  as a  member  of  MERS,  otherwise  at the cost  and  expense  of the  Replaced
Servicer).  The Replaced  Servicer shall file or cause to be filed any such  assignment in the appropriate recording  office.  The  successor  Servicer  shall cause such  assignment  to be delivered to the Trustee promptly  upon  receipt of the original  with  evidence of  recording  thereon or a copy  certified by the public recording office in which such assignment was recorded.

SECTION 8.03.     Notification to Certificateholders.

(a)      Upon any  termination or appointment of a successor to the Master  Servicer or any Servicer,  the
Trust Administrator shall give prompt written notice thereof to the Seller and the  Certificateholders  at their  respective  addresses  appearing in the  Certificate  Register and to the Rating  Agencies,  or, as
applicable, the Master Servicer shall give prompt written notice thereof to the Trust Administrator.

(b)      Within two Business Days after the  occurrence of any Event of Default,  the Trust  Administrator
shall transmit by mail to the Seller and all  Certificateholders,  and the Rating  Agencies notice of each such Event of Default  hereunder  known to the Trust  Administrator,  unless  such Event of Default  shall have been cured or waived.

SECTION 8.04.     Waiver of Events of Default.

                  The Holders  representing at least 66% of the Voting Rights of Certificates  affected by a default or Event of Default  hereunder  may waive any  default or Event of Default;  provided,  however, that (a) a  default or Event of Default  under clause (g) of  Section 8.01  may be waived,  only by all of the Holders of  Certificates  affected by such default or Event of Default and (b) no  waiver  pursuant to
this   Section 8.04   shall   affect   the   Holders   of   Certificates   in  the  manner  set  forth  in
Section 12.01(b)(i),  (ii) or (iii).  Upon any such waiver of a default or Event of Default by the Holders representing the requisite  percentage of Voting Rights of Certificates  affected by such default or Event of Default,  such default or Event of Default  shall cease to exist and shall be deemed to have been cured and  remedied  for every  purpose  hereunder.  No such  waiver  shall  extend to any  subsequent  or other default or Event of  Default or impair any right  consequent  thereon  except to the extent  expressly  so waived.

                                                ARTICLE IX

                                          CONCERNING THE TRUSTEE

SECTION 9.01.     Duties of Trustee.

                  The  Trustee,  prior to the  occurrence  of an Event of Default  and after the curing or waiver of all Events of  Default  that may have  occurred,  undertakes  with  respect to the Trust Fund to perform  such  duties and only such duties as are  specifically  set forth in this  Agreement.  In case an
Event of Default of which a Responsible  Officer of the Trustee  shall have actual  knowledge has occurred and  remains  uncured,  the  Trustee  shall  exercise  such of the rights and powers  vested in it by this
Agreement,  and use the same  degree  of care and  skill in their  exercise,  as a  prudent  person  would exercise or use under the  circumstances  in the conduct of such  person's  own  affairs.  Any  permissive right of the Trustee set forth in this Agreement shall not be construed as a duty.

                  The  Trustee,  upon  receipt of all  resolutions,  certificates,  statements,  opinions, reports,  documents,  orders or other instruments  furnished to the Trustee that are specifically required to be furnished  pursuant to any provision of this Agreement shall examine them to determine  whether they conform to the  requirements of this Agreement.  The Trustee shall have no duty to recompute,  recalculate or verify the accuracy of any resolution,  certificate,  statement,  opinion,  report,  document, order or other  instrument  so  furnished  to the Trustee.  If any such  instrument  is found not to conform in any material  respect to the requirements of this Agreement,  the Trustee shall notify the  Certificateholders of such instrument in the event that the Trustee,  after so requesting,  does not receive a satisfactorily corrected instrument.

                  No  provision  of this  Agreement  shall  be  construed  to  relieve  the  Trustee  from liability  for its own  negligent  action,  its own negligent  failure to act or its own  misconduct,  its negligent  failure to perform its obligations in compliance  with this  Agreement,  or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

(a)      prior to the  occurrence  of an Event of Default of which a  Responsible  Officer of the  Trustee shall  have  actual  knowledge,  and after  the  curing or of all such  Events  of  Default  that may have occurred,  the duties and obligations of the Trustee shall be determined solely by the express  provisions of this  Agreement,  the Trustee shall not be personally  liable except for the performance of such duties and  obligations as are  specifically  set forth in this  Agreement,  no implied  covenants or obligations shall be read into this  Agreement  against the Trustee and the Trustee may  conclusively  rely, as to the truth of the statements and the correctness of the opinions  expressed  therein,  upon any certificates or opinions  furnished  to the  Trustee  and  conforming  to the  requirements  of this  Agreement  which  it reasonably  believed in good faith to be genuine and to have been duly executed by the proper  authorities respecting any matters arising hereunder;

(b)      the  Trustee  shall not be  personally  liable for an error of  judgment  made in good faith by a
Responsible  Officer  or  Responsible  Officers  of the  Trustee,  unless the  Trustee  was  negligent  in ascertaining or investigating the pertinent facts;

(c)      the  Trustee  shall not be  personally  liable  with  respect to any action  taken,  suffered  or omitted  to be taken by it in good  faith in  accordance  with  this  Agreement  at the  direction  of the
Holders of  Certificates  evidencing  greater than 50% of the Voting  Rights  allocated  to each  Class of
Certificates  relating  to the  time,  method  and  place of  conducting  any  proceeding  for any  remedy available  to the  Trustee,  or  exercising  any trust or power  conferred  upon the  Trustee,  under this
Agreement;

(d)      no  provision  of this  Agreement  shall  require  the Trustee to expend or risk its own funds or otherwise  incur any  financial  liability  in the  performance  of any of its duties  hereunder or in the exercise of any of its rights or powers if it shall have  reasonable  grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

(e)      the Trustee shall have no  responsibility  for any act or omission of the Trust  Administrator or a Custodian,  it being understood and agreed that the Trustee,  Trust  Administrator and any Custodian are
independent contractors and not agents, partners or joint venturers.

                  The  Trustee  shall not be deemed to have  knowledge  of any Event of  Default  or event which,  with notice or lapse of time,  or both,  would  become an Event of Default,  unless a  Responsible
Officer of the Trustee  shall have received  written  notice  thereof from a Servicer,  the Depositor or a
Certificateholder,  or a Responsible Officer of the Trustee has actual notice thereof,  and in the absence of such notice no provision  hereof  requiring the taking of any action or the assumption of any duties or responsibility  by the Trustee  following  the  occurrence  of any Event of Default or event  which,  with notice or lapse of time or both, would become an Event of Default, shall be effective as to the Trustee.

                  The Trustee shall have no duty hereunder with respect to any complaint,  claim,  demand, notice or other  document it may receive or which may be alleged to have been  delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan  hereunder;  provided,  however, that the Trustee shall use its best efforts to remit to the Master  Servicer or the related  Servicer upon receipt of any such  complaint,  claim,  demand,  notice or other  document  (i) which is delivered to the
Corporate  Trust Office of the Trustee,  (ii) of which a  Responsible  Officer has actual  knowledge,  and
(iii) which  contains  information  sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

SECTION 9.02.     Certain Matters Affecting the Trustee.

(a)      Except as otherwise provided in Section 9.01:

(i)      the  Trustee  may  request  and rely upon and shall be  protected  in acting or  refraining  from acting upon any resolution,  Officer's Certificate,  certificate of auditors,  Servicing Officers or any other certificate,  statement,  instrument,  opinion,  report, notice,  request,  consent, order,  appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)     the Trustee may consult with counsel,  financial  advisors or accountants  and any advice of such
         Persons or any Opinion of Counsel  shall be full and complete  authorization  and  protection  in respect  of any  action  taken or  suffered  or  omitted  by it  hereunder  in good  faith and in accordance with such advice or Opinion of Counsel;

(iii)    the Trustee  shall be under no  obligation  to exercise any of the trusts or powers  vested in it by this  Agreement or to  institute,  conduct or defend any  litigation  hereunder or in relation hereto at the  request,  order or  direction  of any of the  Certificateholders  pursuant  to the provisions of this Agreement,  unless such  Certificateholders  shall have offered to the Trustee reasonable  security  or  indemnity  against the costs,  expenses  and  liabilities  which may be incurred  therein or thereby;  nothing  contained herein shall,  however,  relieve the Trustee of the  obligation,  upon the  occurrence of an Event of Default of which a  Responsible  Officer of the Trustee shall have actual  knowledge  (which has not been cured or waived),  to exercise such of the rights and powers vested in it by this  Agreement,  and to use the same degree of care and skill in their  exercise as a prudent  person would  exercise or use under the  circumstances  in the conduct of such person's own affairs;

(iv)     the Trustee  shall not be personally  liable for any action  taken,  suffered or omitted by it in good faith and  believed  by it to be  authorized  or within the  discretion  or rights or powers conferred upon it by this Agreement;

(v)      prior to the  occurrence  of an Event of Default  hereunder and after the curing or waiver of all
         Events  of  Default  that  may  have  occurred,  the  Trustee  shall  not be  bound  to make  any investigation  into the  facts or  matters  stated  in any  resolution,  certificate,  statement, instrument,  opinion,  report, notice, request,  consent, order, approval, bond or other paper or document,  unless  requested in writing so to do by Holders of  Certificates  evidencing  greater than 50% of the Voting Rights allocated to each Class of  Certificates;  provided,  however, that if the payment  within a  reasonable  time to the Trustee of the costs,  expenses or  liabilities likely to be  incurred  by it in the  making of such  investigation  is,  in the  opinion  of the
         Trustee,  not  reasonably  assured to the Trustee by the security  afforded to it by the terms of this Agreement,  the Trustee may require  reasonable  indemnity against such expense or liability as a condition  to taking any such action;  the  reasonable  expense of every such  investigation shall be paid (A) by the Master  Servicer  or by the  applicable  Servicer in the event that such investigation  relates  to an  Event of  Default  by the  Master  Servicer  or by such  Servicer, respectively,  if an Event of Default  by the  Master  Servicer  or by such  Servicer  shall have occurred  and  is  continuing,  and  (B)  otherwise  by  the  Certificateholders  requesting  the investigation;

(vi)     the Trustee may execute  any of the trusts or powers  hereunder  or perform any duties  hereunder either  directly or by or through  agents or attorneys and the Trustee  shall not be  responsible for any  misconduct or negligence  on the part of any such agent or attorney  appointed  with due care;

(vii)    the  Trustee  shall not be  required  to expend its own funds or  otherwise  incur any  financial liability in the performance of any of its duties  hereunder if it shall have reasonable  grounds for believing  that repayment of such funds or adequate  indemnity  against such liability is not assured to it;

(viii)   the  Trustee  shall  not be  liable  for any loss on any  investment  of funds  pursuant  to this
         Agreement; and

(ix)     the right of the Trustee to perform any  discretionary  act  enumerated in this  Agreement  shall not be  construed  as a duty,  and the  Trustee  shall  not be  answerable  for  other  than  its negligence or willful misconduct in the performance of such act.

(b)      All rights of action under this  Agreement or under any of the  Certificates,  enforceable by the
Trustee,  may be enforced by it without  the  possession  of any of the  Certificates,  or the  production thereof  at the trial or other  proceeding  relating  thereto,  and any such  suit,  action or  proceeding instituted  by the  Trustee  shall be  brought  in its name for the  benefit  of all the  Holders  of such
Certificates, subject to the provisions of this Agreement.

SECTION 9.03.     Trustee Not Liable for Certificates or Mortgage Loans.

                  The recitals  contained  herein shall be taken as the statements of the Depositor or the
Master  Servicer or a Servicer,  as the case may be, and the Trustee assumes no  responsibility  for their correctness.  The Trustee makes no  representations  as to the validity or sufficiency of this  Agreement, the  Certificates  or of any  Mortgage  Loan or  related  document  or of MERS or the  MERS®  System.  The
Trustee shall not be  accountable  for the use or application  by the  Depositor,  the Seller,  the Master
Servicer or any  Servicers of any funds paid to the  Depositor  or the Master  Servicer or any Servicer in
respect  of the  Mortgage  Loans  or  deposited  in or  withdrawn  from  the  Certificate  Account  by the
Depositor,  the Seller,  the Master  Servicer or the Servicers.  The Trustee shall not be responsible  for the legality or validity of this  Agreement or the validity,  priority,  perfection or  sufficiency of the security  for the  Certificates  issued or intended  to be issued  hereunder.  The  Trustee  shall have no responsibility  for filing any financing or continuation  statement in any public office at any time or to otherwise  perfect or maintain the perfection of any security  interest or lien granted to it hereunder or to record this Agreement.

SECTION 9.04.     Trustee May Own Certificates.

                  The Trustee in its  individual or any other  capacity may become the owner or pledgee of
Certificates and may transact business with the other parties hereto and with their  Affiliates,  with the same rights as it would have if it were not the Trustee.

SECTION 9.05.     Trustee's Fees and Expenses.

                  The Trustee shall be compensated by the Trust  Administrator as separately  agreed.  The
Trustee and any  director,  officer,  employee or agent of the Trustee shall be  indemnified  by DLJMC and held harmless (up to a maximum of $150,000) against any loss,  liability or expense (including  reasonable attorney's  fees and  expenses)  (i) incurred  in  connection  with any claim or legal action  relating to
(a) this  Agreement,  (b) the  Certificates,  or  (c) the  performance  of  any of  the  Trustee's  duties hereunder,  other than any loss, liability or expense incurred by reason of willful misconduct,  bad faith or negligence in the  performance  of any of the Trustee's  duties  hereunder or incurred by reason of any action of the Trustee taken at the direction of the  Certificateholders  and (ii) resulting from any error in any tax or information  return  prepared by the Master  Servicer or a Servicer.  Such  indemnity  shall survive  the  termination  of this  Agreement  or the  resignation  or removal of the  Trustee  hereunder.
Without  limiting the foregoing,  the Depositor  covenants and agrees,  except as otherwise agreed upon in writing by the Depositor  and the Trustee,  and except for any such  expense,  disbursement  or advance as may arise  from the  Trustee's  negligence,  bad faith or  willful  misconduct,  to pay or  reimburse  the
Trustee,  for all  reasonable  expenses,  disbursements  and  advances  incurred or made by the Trustee in
accordance   with  any  of  the  provisions  of  this  Agreement  with  respect  to:  (A)  the  reasonable compensation  and the expenses and  disbursements  of its counsel not  associated  with the closing of the issuance  of the  Certificates,  (B)  the  reasonable  compensation,  expenses  and  disbursements  of any accountant,  engineer or appraiser that is not regularly  employed by the Trustee,  to the extent that the
Trustee  must engage such  persons to perform acts or services  hereunder  and (C) printing and  engraving expenses in connection with preparing any Definitive  Certificates.  Except as otherwise  provided herein, the Trustee shall not be entitled to payment or reimbursement  for any routine ongoing  expenses  incurred by the  Trustee  in the  ordinary  course of its duties as Trustee  hereunder  or for any other  expenses.
Anything in this  Agreement to the contrary  notwithstanding,  in no event shall the Trustee be liable for special,  indirect or  consequential  loss or damage of any kind whatsoever  (including but not limited to lost  profits),  even if the  Trustee  has been  advised  of the  likelihood  of such loss or  damage  and regardless of the form of action.

SECTION 9.06.     Eligibility Requirements for Trustee.
                  The Trustee  hereunder shall at all times be a corporation or association  organized and doing  business  under the laws of any state or the United States of America,  authorized  under such laws to exercise  corporate trust powers,  having ratings on its long term debt obligations at the time of such appointment in at least the third highest  rating  category by both Moody's and S&P (provided that if such rating is in the third highest  rating  category of S&P, the Trustee  shall also have a short-term  rating from S&P of A-1) or such lower  ratings  as will not cause  Moody's  or S&P to lower  their  then  current ratings of the Class A  Certificates  (other  than the  Class 4-X  and  Residual  Certificates),  having a combined  capital and  surplus of at least  $50,000,000  and  subject to  supervision  or  examination  by federal or state  authority.  If such corporation or association  publishes  reports of condition at least annually,  pursuant to law or to the  requirements  of the aforesaid  supervising or examining  authority, then for the  purposes of this  Section 9.06  the  combined  capital and  surplus of such  corporation  or association  shall be  deemed to be its  combined  capital  and  surplus  as set forth in its most  recent report  of  condition  so  published.  In case at any time the  Trustee  shall  cease  to be  eligible  in accordance with the provisions of this  Section 9.06,  the Trustee shall resign  immediately in the manner and with the effect specified in Section 9.07 hereof.

SECTION 9.07.     Resignation and Removal of Trustee.

                  The Trustee may at any time resign and be discharged  from the trusts hereby  created by
(a) giving  written notice of resignation to the Depositor,  DLJMC,  the Trust  Administrator,  the Master
Servicer,  the Special  Servicer and the Servicers  and by mailing  notice of  resignation  by first class mail,  postage  prepaid,  to the  Certificateholders  at  their  addresses  appearing  on the  Certificate
Register,  and to the Rating  Agencies,  not less than 60 days  before the date  specified  in such notice when,  subject to Section 9.08,  such  resignation is to take effect,  and  (b) acceptance  by a successor trustee in accordance with Section 9.08 meeting the qualifications set forth in Section 9.06.

                  If at  any  time  the  Trustee  shall  cease  to be  eligible  in  accordance  with  the provisions  of  Section 9.06  hereof  and shall  fail to  resign  after  written  request  thereto  by the
Depositor,  or if at any time the  Trustee  shall  become  incapable  of  acting,  or shall be  adjudged a bankrupt or insolvent,  or a receiver of the Trustee or of its property shall be appointed,  or any public officer  shall take  charge or control of the  Trustee or of its  property  or affairs  for the purpose of rehabilitation,  conservation  or  liquidation  or if the  Trustee  breaches  any of  its  obligations  or representations  hereunder,  then the Depositor may remove the Trustee and appoint a successor  trustee by written instrument,  in duplicate,  one copy of which instrument shall be delivered to the Trustee and one copy  to the  successor  trustee.  The  Trustee  may  also  be  removed  at any  time  by the  Holders  of
Certificates  evidencing not less than 50% of the Voting Rights evidenced by the  Certificates.  Notice of any removal of the Trustee and acceptance of  appointment  by the successor  trustee shall be given to the
Rating Agencies by the Depositor.

                  If no successor  trustee  shall have been so  appointed  and have  accepted  appointment within 30 days after the giving of such  notice of  resignation  or  receipt of a notice of  removal,  the resigning Trustee may, at the Trust Fund's expense,  petition any court of competent  jurisdiction for the appointment of a successor trustee.

                  Any  resignation  or removal of the  Trustee  and  appointment  of a  successor  trustee pursuant  to any of the  provisions  of this  Section 9.07  shall  become  effective  upon  acceptance  of appointment by the successor trustee as provided in Section 9.08 hereof.

SECTION 9.08.     Successor Trustee.

                  Any  successor  trustee  appointed as provided in  Section 9.07  hereof  shall  execute, acknowledge  and deliver to the Depositor and to its  predecessor  trustee an  instrument  accepting  such appointment  hereunder and thereupon the  resignation or removal of the  predecessor  trustee shall become effective and such  successor  trustee,  without any further act, deed or  conveyance,  shall become fully vested with all the rights,  powers,  duties and obligations of its predecessor  hereunder,  with the like effect as if  originally  named as trustee  herein.  The  Depositor,  upon  receipt of all  amounts due it hereunder,  and the  predecessor  trustee  shall  execute and deliver such  instruments  and do such other things as may  reasonably  be  required  for more  fully  and  certainly  vesting  and  confirming  in the successor trustee all such rights, powers, duties, and obligations.

                  No successor trustee shall accept  appointment as provided in this  Section 9.08  unless at the time of such  acceptance  such  successor  trustee  shall  be  eligible  under  the  provisions  of
Section 9.06  hereof  and its  acceptance  shall  not  adversely  affect  the then  current  rating of the
Certificates.

                  Upon   acceptance  of   appointment   by  a  successor   trustee  as  provided  in  this
Section 9.08,  the Depositor shall mail notice of the succession of such trustee  hereunder to all Holders of Certificates at their  addresses as shown in the Certificate  Register.  If the Depositor fails to mail such notice  within ten days after  acceptance of  appointment  by the  successor  trustee,  the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

SECTION 9.09.     Merger or Consolidation of Trustee.

                  Any Person  into which the Trustee  may be merged or  converted  or with which it may be consolidated or any Person  resulting from any merger,  conversion or  consolidation  to which the Trustee shall be a party, or any Person  succeeding to the business of the Trustee,  shall be the successor of the
Trustee  hereunder,  provided  that such Person shall be eligible  under the  provisions  of  Section 9.06 hereof  without  the  execution  or filing of any paper or further  act on the part of any of the  parties hereto, anything herein to the contrary notwithstanding.

SECTION 9.10.     Appointment of Co-Trustee or Separate Trustee.

                  Notwithstanding  any other  provisions of this  Agreement,  at any time, for the purpose of meeting  any legal  requirements  of any  jurisdiction  in which any part of the Trust Fund or property securing  any  Mortgage  Note may at the time be  located,  the Master  Servicer  and the  Trustee  acting jointly  shall have the power and shall  execute  and  deliver  all  instruments  to  appoint  one or more
Persons  approved  by the  Trustee to act as  co-trustee  or  co-trustees  jointly  with the  Trustee,  or separate  trustee or separate  trustees,  of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the applicable  Certificateholders,  such title to the
Trust Fund, or any part thereof,  and, subject to the other provisions of this Section 9.10,  such powers, duties,  obligations,  rights and trusts as the Master Servicer and the Trustee may consider  necessary or desirable.  If the Master  Servicer  shall not have joined in such  appointment  within fifteen days after the  receipt by it of a request to do so, or in the case an Event of Default  shall have  occurred  and be continuing,  the Trustee  alone shall have the power to make such  appointment.  No co-trustee or separate trustee  hereunder  shall be  required  to meet the terms of  eligibility  as a  successor  trustee  under
Section 9.06 and no notice to  Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 9.08.

                  Every  separate  trustee  and  co-trustee  shall,  to the extent  permitted  by law,  be appointed and act subject to the following provisions and conditions:

(a)      all rights,  powers,  duties and  obligations  conferred or imposed upon the Trustee,  except for any  obligation of the Trustee under this  Agreement to advance funds on behalf of the Master  Servicer or a  Servicer,  shall be  conferred  or imposed  upon and  exercised  or  performed  by the Trustee and such separate  trustee or co-trustee  jointly (it being  understood that such separate trustee or co-trustee is not  authorized  to act  separately  without the Trustee  joining in such act),  except to the extent that under any law of any  jurisdiction  in which any particular act or acts are to be performed by the Trustee
(whether as Trustee  hereunder or as successor to the Master  Servicer or a Servicer),  the Trustee  shall be  incompetent or  unqualified  to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including  the  holding of title to the Trust Fund or any  portion  thereof in any such jurisdiction)  shall be exercised and performed singly by such separate trustee or co-trustee,  but solely at the direction of the Trustee;

(b)      no trustee  hereunder  shall be held  personally  liable by reason of any act or  omission of any other trustee hereunder; and

(c)      the Master  Servicer and the Trustee acting jointly may at any time accept the  resignation of or remove any separate trustee or co-trustee.

                  Any notice,  request or other  writing given to the Trustee shall be deemed to have been given to each of the  then  separate  trustees  and  co-trustees,  as  effectively  as if given to each of them.  Every  instrument  appointing any separate  trustee or co-trustee shall refer to this Agreement and the  conditions  of this Article IX. Each  separate  trustee and  co-trustee,  upon its  acceptance of the trusts  conferred,  shall  be  vested  with  the  estates  or  property  specified  in its  instrument  of appointment,  either jointly with the Trustee or separately,  as may be provided  therein,  subject to all the provisions of this Agreement,  specifically  including  every provision of this Agreement  relating to the  conduct  of,  affecting  the  liability  of, or  affording  protection  to, the  Trustee.  Every such instrument  shall be filed  with the  Trustee  and a copy  thereof  given to the  Master  Servicer  or the
Servicers and the Depositor.

                  Any separate  trustee or co-trustee  may, at any time,  constitute the Trustee its agent or  attorney-in-fact,  with full  power and  authority,  to the extent not  prohibited  by law,  to do any lawful act under or in respect of this  Agreement on its behalf and in its name.  The Trust  Administrator shall not be  responsible  for all  action or  inaction  of any  separate  trustee or  co-trustee.  If any separate  trustee or co-trustee shall die, become  incapable of acting,  resign or be removed,  all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent permitted by law, without the appointment of a new or successor trustee.

SECTION 9.11.     Office of the Trustee.

                  The  office of the  Trustee  for  purposes  of receipt  of  notices  and  demands is the
Corporate Trust Office.

                                                ARTICLE X

                                    CONCERNING THE TRUST ADMINISTRATOR

SECTION 10.01.    Duties of Trust Administrator.

                  The Trust  Administrator,  prior to the  occurrence  of an Event of  Default  of which a
Responsible  Officer  of the Trust  Administrator  shall  have  actual  knowledge  and after the curing or waiver of all Events of  Default  that may have  occurred,  undertakes  with  respect to the Trust Fund to perform  such  duties and only such duties as are  specifically  set forth in this  Agreement.  In case an
Event of Default of which a Responsible  Officer of the Trust  Administrator  shall have actual  knowledge has occurred and remains  uncured,  the Trust  Administrator  shall exercise such of the rights and powers vested  in it by this  Agreement,  and use the same  degree  of care and  skill  in their  exercise,  as a prudent  person  would  exercise  or use under the  circumstances  in the  conduct  of such  person's  own affairs.  Any  permissive  right of the  Trust  Administrator  set  forth in this  Agreement  shall not be construed as a duty.

                  The Trust  Administrator,  upon receipt of all  resolutions,  certificates,  statements, opinions,  reports,  documents,  orders or other instruments furnished to the Trust Administrator that are specifically  required to be furnished  pursuant to any provision of this Agreement  shall examine them to determine  whether they conform to the  requirements  of this  Agreement.  The Trust  Administrator  shall have no duty to recompute, recalculate or verify the accuracy of any resolution,  certificate,  statement, opinion,  report,  document,  order or other  instrument so furnished to the Trust  Administrator.  If any such  instrument is found not to conform in any material  respect to the  requirements  of this Agreement, the Trust  Administrator  shall notify the  Certificateholders  of such  instrument  in the event that the
Trust Administrator, after so requesting, does not receive a satisfactorily corrected instrument.

                  No provision  of this  Agreement  shall be construed to relieve the Trust  Administrator from liability for its own negligent action,  its own negligent failure to act or its own misconduct,  its negligent  failure to perform its obligations in compliance  with this  Agreement,  or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

(a)      prior to the  occurrence  of an Event of  Default  of which a  Responsible  Officer  of the Trust
Administrator  shall have actual  knowledge,  and after the curing or of all such  Events of Default  that may have occurred,  the duties and obligations of the Trust  Administrator  shall be determined  solely by the express provisions of this Agreement,  the Trust  Administrator  shall not be personally liable except for the performance of such duties and  obligations as are  specifically  set forth in this Agreement,  no implied  covenants or obligations  shall be read into this Agreement  against the Trust  Administrator and the Trust  Administrator  may conclusively  rely, as to the truth of the statements and the correctness of the opinions  expressed therein,  upon any certificates or opinions  furnished to the Trust  Administrator and  conforming to the  requirements  of this Agreement  which it reasonably  believed in good faith to be genuine  and to have  been  duly  executed  by the  proper  authorities  respecting  any  matters  arising hereunder;

(b)      the Trust  Administrator  shall not be  personally  liable for an error of judgment  made in good faith by a  Responsible  Officer or  Responsible  Officers  of the Trust  Administrator,  unless the Trust
Administrator was negligent in ascertaining or investigating the pertinent facts;

(c)      the Trust  Administrator  shall not be  personally  liable  with  respect  to any  action  taken, suffered  or  omitted  to be taken  by it in good  faith  in  accordance  with  this  Agreement  or at the direction of the Holders of  Certificates  evidencing  greater than 50% of the Voting Rights  allocated to each Class of  Certificates  relating to the time,  method and place of conducting  any proceeding for any remedy  available to the Trust  Administrator,  or exercising any trust or power  conferred upon the Trust
Administrator, under this Agreement; and

(d)      no provision of this Agreement  shall require the Trust  Administrator  to expend or risk its own funds or otherwise incur any financial  liability in the performance of any of its duties  hereunder or in the  exercise  of any of its rights or powers if it shall  have  reasonable  grounds  for  believing  that repayment of such funds or adequate  indemnity  against such risk or liability is not  reasonably  assured to it.

                  The  Trust  Administrator  shall  have no duty (A) to see to any  recording,  filing  or depositing  of  this  Agreement  or any  agreement  referred  to  herein  or any  financing  statement  or continuation  statement  evidencing  a  security  interest,  or to  see  to the  maintenance  of any  such recording,  filing or depositing or to any  rerecording,  refiling or redepositing of any thereof,  (B) to see to  any  insurance,  or (C) to see to the  payment  or  discharge  of any  tax,  assessment  or  other governmental  charge or any lien or  encumbrance  of any kind owing with  respect  to,  assessed or levied against, any part of the Trust Fund other than from funds available in the Certificate Account.

                  Except with  respect to an Event of Default  described  in clause  (a) of  Section 8.01, the Trust  Administrator  shall not be deemed to have  knowledge  of any Event of Default or event  which, with notice or lapse of time, or both, would become an Event of Default,  unless a Responsible  Officer of the Trust  Administrator  shall  have  received  written  notice  thereof  from the Master  Servicer  or a
Servicer, the Depositor,  or a Certificateholder,  or a Responsible Officer of the Trust Administrator has
actual notice thereof,  and in the absence of such notice no provision  hereof requiring the taking of any action  or the  assumption  of any  duties or  responsibility  by the Trust  Administrator  following  the occurrence of any Event of Default or event which,  with notice or lapse of time or both,  would become an
Event of Default, shall be effective as to the Trust Administrator.

                  The Trust  Administrator  shall have no duty  hereunder  with respect to any  complaint, claim,  demand,  notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a  consequence  of the  assignment  of any  Mortgage  Loan  hereunder;
provided,  however,  that the  Trust  Administrator  shall  use its best  efforts  to remit to the  Master
Servicer or the Servicer  upon receipt of any such  complaint,  claim,  demand,  notice or other  document
(i) which  is  delivered  to the  Corporate  Trust  Office of the  Trust  Administrator,  (ii) of  which a
Responsible Officer has actual knowledge,  and (iii) which contains  information  sufficient to permit the
Trust  Administrator  to make a determination  that the real property to which such document  relates is a
Mortgaged Property.

SECTION 10.02.    Certain Matters Affecting the Trust Administrator.

(a)      Except as otherwise provided in Section 10.01:

(i)      the  Trust  Administrator  may  request  and  rely  upon and  shall be  protected  in  acting  or refraining  from acting upon any  resolution,  Officer's  Certificate,  certificate  of auditors,
         Servicing Officers or any other certificate,  statement,  instrument,  opinion,  report,  notice, request,  consent,  order,  appraisal,  bond or other  paper  or  document  believed  by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)     the Trust  Administrator  may consult with counsel,  financial  advisors or  accountants  and any advice of such  Persons  or  opinion  of counsel  shall be full and  complete  authorization  and protection  in respect of any action  taken or suffered or omitted by it  hereunder in good faith and in accordance with such advice or opinion of counsel;

(iii)    the Trust  Administrator  shall be under no  obligation  to exercise  any of the trusts or powers vested in it by this  Agreement or to institute,  conduct or defend any  litigation  hereunder or in relation hereto at the request, order or direction of any of the  Certificateholders  pursuant to the provisions of this  Agreement,  unless such  Certificateholders  shall have offered to the
         Trust  Administrator   reasonable   security  or  indemnity  against  the  costs,   expenses  and
         liabilities which may be incurred therein or thereby;  nothing  contained herein shall,  however, relieve the Trust  Administrator  of the  obligation,  upon the occurrence of an Event of Default of which a Responsible  Officer of the Trust  Administrator  shall have actual  knowledge  (which has not been cured or  waived),  to exercise  such of the rights and powers  vested in it by this
         Agreement,  and to use the same degree of care and skill in their  exercise  as a prudent  person would exercise or use under the circumstances in the conduct of such person's own affairs;

(iv)     the Trust  Administrator  shall not be  personally  liable  for any  action  taken,  suffered  or omitted by it in good faith and  believed  by it to be  authorized  or within the  discretion  or rights or powers conferred upon it by this Agreement;

(v)      prior to the  occurrence  of an Event of Default  hereunder and after the curing or waiver of all
         Events of Default  that may have  occurred,  the Trust  Administrator  shall not be bound to make any  investigation  into the facts or matters stated in any resolution,  certificate,  statement, instrument,  opinion,  report, notice, request,  consent, order, approval, bond or other paper or document,  unless  requested in writing so to do by Holders of  Certificates  evidencing  greater than 50% of the Voting Rights allocated to each Class of  Certificates;  provided,  however, that if the payment  within a reasonable  time to the Trust  Administrator  of the costs,  expenses or liabilities  likely to be incurred by it in the making of such  investigation  is, in the opinion of the Trust  Administrator,  not reasonably  assured to the Trust  Administrator by the security afforded to it by the terms of this Agreement,  the Trust  Administrator  may require  reasonable indemnity  against  such  expense or  liability  as a condition  to taking any such  action;  the reasonable  expense of every such  investigation  shall be paid (A) by the Master  Servicer or by the applicable  Servicer in the event that such  investigation  relates to an Event of Default by the  Master  Servicer  or by such  Servicer,  respectively,  if an Event of Default by the Master
         Servicer or such  Servicer  shall have  occurred  and is  continuing,  and (B)  otherwise  by the
         Certificateholders requesting the investigation;

(vi)     the Trust  Administrator  may execute any of the trusts or powers hereunder or perform any duties hereunder  either  directly  or by or through  agents or  attorneys  and the Trust  Administrator shall not be  responsible  for any  misconduct  or  negligence  on the part of any such  agent or attorney appointed with due care;

(vii)    the Trust  Administrator  shall not be  required to expend its own funds or  otherwise  incur any financial  liability  in the  performance  of  any  of its  duties  hereunder  if it  shall  have reasonable  grounds for  believing  that  repayment of such funds or adequate  indemnity  against such liability is not assured to it;

(viii)   the Trust  Administrator  shall not be liable for any loss on any investment of funds pursuant to this Agreement except as provided in Section 3.05(e);

(ix)     the  right of the Trust  Administrator  to  perform  any  discretionary  act  enumerated  in this
         Agreement shall not be construed as a duty, and the Trust  Administrator  shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

(x)      The Trust  Administrator  shall not be  required  to give any bond or  surety in  respect  of the execution of the Trust Fund created hereby or the powers granted hereunder.

(b)      All rights of action under this  Agreement or under any of the  Certificates,  enforceable by the
Trust  Administrator,  may be enforced by it without the  possession  of any of the  Certificates,  or the production  thereof  at the trial or other  proceeding  relating  thereto,  and any such  suit,  action or proceeding  instituted by the Trust  Administrator shall be brought in its name for the benefit of all the
Holders of such Certificates, subject to the provisions of this Agreement.

SECTION 10.03.    Trust Administrator Not Liable for Certificates or Mortgage Loans.

                  The recitals  contained  herein shall be taken as the statements of the Depositor or the
Master Servicer or a Servicer,  as the case may be, and the Trust Administrator  assumes no responsibility for  their  correctness.  The  Trust  Administrator  makes  no  representations  as  to  the  validity  or sufficiency of this Agreement,  the  Certificates or of any Mortgage Loan or related  document.  The Trust
Administrator  shall not be  accountable  for the use or application  by the  Depositor,  the Seller,  the
Master  Servicer  or the  Servicers  of any funds  paid to the  Depositor  or the Master  Servicer  or any
Servicer in respect of the Mortgage  Loans or deposited in or withdrawn  from the  Certificate  Account by the Depositor,  the Seller,  the Master Servicer or the Servicers.  The Trust  Administrator  shall not be responsible  for the  legality or validity of this  Agreement or the  validity,  priority,  perfection  or sufficiency  of the security for the  Certificates  issued or intended to be issued  hereunder.  The Trust
Administrator  shall have no  responsibility  for filing any  financing or  continuation  statement in any public office at any time or to otherwise  perfect or maintain the  perfection  for any security  interest or lien granted to it hereunder or to record this Agreement.

SECTION 10.04.    Trust Administrator May Own Certificates.

                  The Trust  Administrator  in its  individual or any other  capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trust Administrator.

SECTION 10.05.    Trust Administrator's Fees and Expenses.

                  As compensation for its services  hereunder,  the Trust  Administrator shall be entitled to the investment  income or other benefit  derived from balances in the Certificate  Account  pursuant to
Section 3.05(e) (the  "Trust  Administrator  Fee").  The Trust  Administrator  and any director,  officer, employee or agent of the Trust  Administrator  shall be indemnified by DLJMC (or if DLJMC shall fail to do so, by the  Trust)  and held  harmless  against  any loss,  liability  or  expense  (including  reasonable attorney's  fees and  expenses)  (i) incurred  in  connection  with any claim or legal action  relating to
(a) this Agreement,  (b) the Certificates,  (c) the Custodial Agreement,  or (d) the performance of any of the  Trust  Administrator's  duties  hereunder  or under the  Custodial  Agreement,  other  than any loss, liability  or  expense  incurred  by  reason  of  willful  misfeasance,  bad  faith or  negligence  in the performance of any of the Trust  Administrator's  duties  hereunder or incurred by reason of any action of the Trust  Administrator  taken at the direction of the  Certificateholders  and  (ii) resulting  from any error in any tax or information return prepared by the Master Servicer or a Servicer;  provided,  however, that the sum of  (x) such  indemnity  amounts  payable  by DLJMC or the Trust to the  Trust  Administrator pursuant to this  Section 10.05  and (y) the indemnity amounts payable by DLJMC or the Trust to the Master
Servicer pursuant to  Section 3.14(c),  shall not exceed $200,000 per year;  provided,  further,  that any amounts not payable by DLJMC or the Trust to the Trust  Administrator  due to the preceding  proviso shall be payable  by DLJMC (or if DLJMC  fails to do so, by the Trust) in any  succeeding  year,  subject to the aggregate  $200,000 per annum limitation  imposed by the preceding  proviso.  Such indemnity shall survive the  termination of this Agreement or the  resignation  or removal of the Trust  Administrator  hereunder.
Without limiting the foregoing,  DLJMC (or if DLJMC fails to do so, the Trust) shall,  except as otherwise agreed  upon in  writing  by  DLJMC  and the  Trust  Administrator,  and  except  for  any  such  expense, disbursement  or  advance  as may arise from the Trust  Administrator's  negligence,  bad faith or willful misconduct,  pay or reimburse the Trust  Administrator  (up to a maximum of $150,000),  for all reasonable expenses,  disbursements and advances  incurred or made by the Trust  Administrator in accordance with any of the  provisions of this Agreement  with respect to: (A) the  reasonable  compensation  and the expenses and  disbursements  of its counsel not  associated  with the closing of the issuance of the  Certificates,
(B) the reasonable  compensation,  expenses and  disbursements  of any  accountant,  engineer or appraiser that is not  regularly  employed by the Trust  Administrator,  to the extent that the Trust  Administrator must engage such persons to perform acts or services  hereunder  and (C) printing and  engraving  expenses in connection  with preparing any  Definitive  Certificates.  In addition,  DLJMC (or if DLJMC fails to do so, the Trust) shall pay or reimburse  the Trust  Administrator  for  recertification  fees required to be paid by the  Trust  Administrator  pursuant  to the  Custodial  Agreement.  Except as  otherwise  provided herein,  the Trust  Administrator  shall not be  entitled  to payment  or  reimbursement  for any  routine ongoing  expenses  incurred  by the Trust  Administrator  in the  ordinary  course of its  duties as Trust
Administrator,  Registrar,  Tax Matters  Person or Paying Agent  hereunder.  Anything in this Agreement to the contrary  notwithstanding,  in no event shall the Trust Administrator be liable for special,  indirect or consequential loss or damage of any kind whatsoever  (including but not limited to lost profits),  even if the Trust  Administrator  has been advised of the  likelihood of such loss or damage and  regardless of the form of action.

SECTION 10.06.    Eligibility Requirements for Trust Administrator.

                  The  Trust  Administrator  hereunder  shall  at all  times  be  (a) an  institution  the deposits of which are fully insured by the FDIC and (b) a  corporation  or banking  association  organized and doing  business  under the laws of any state or the United  States of America,  authorized  under such laws to exercise  corporate trust powers,  having a combined  capital and surplus of at least  $50,000,000 and subject to  supervision or  examination  by federal or state  authority and (c) with  respect to every successor Trust  Administrator  hereunder an institution the long-term unsecured debt obligations of which are rated at least  Baa3 or better by Moody's  and BBB or better by S&P  unless  the  failure of the Trust
Administrator's  long-term  unsecured  debt  obligations  to have such  ratings  would  not  result in the lowering  of the  ratings  originally  assigned  to any  Class of  Certificates.  If such  corporation  or banking  association  publishes  reports  of  condition  at  least  annually,  pursuant  to  law or to the requirements  of the  aforesaid  supervising  or  examining  authority,  then  for  the  purposes  of this
Section 10.06  the combined capital and surplus of such  corporation or association  shall be deemed to be its combined  capital and surplus as set forth in its most recent  report of condition  so  published.  In case at any time the Trust  Administrator  shall cease to be eligible in accordance with the provisions of this  Section 10.06,  the Trust  Administrator  shall resign immediately in the manner and with the effect specified in Section 10.07 hereof.

SECTION 10.07.    Resignation and Removal of Trust Administrator.

                  The  Trust  Administrator  may at any time  resign  and be  discharged  from the  trusts hereby created by (a) giving  written notice of  resignation  to the Depositor,  the Seller,  the Trustee, the Master  Servicer,  the Special  Servicer and the Servicers  and by mailing  notice of  resignation  by first  class  mail,  postage  prepaid,  to the  Certificateholders  at their  addresses  appearing  on the
Certificate  Register,  and to the Rating  Agencies,  not less than 60 days before the date  specified  in such notice when,  subject to Section 10.08,  such resignation is to take effect,  and (b) acceptance by a successor trust  administrator in accordance with  Section 10.08  meeting the  qualifications set forth in
Section 10.06.

                  If at any time the Trust  Administrator  shall cease to be eligible in  accordance  with the  provisions  of  Section 10.06  hereof and shall fail to resign after written  request  thereto by the
Depositor,  or if at any time the Trust  Administrator  shall  become  incapable  of  acting,  or shall be adjudged a bankrupt or insolvent,  or a receiver of the Trust  Administrator  or of its property  shall be appointed,  or any public  officer  shall take  charge or  control  of the Trust  Administrator  or of its property  or affairs  for the  purpose of  rehabilitation,  conservation  or  liquidation  or if the Trust
Administrator  breaches any of its  obligations  or  representations  hereunder,  then the  Depositor  may remove the Trust  Administrator  and appoint a successor trust  administrator  by written  instrument,  in duplicate,  one copy of which  instrument  shall be delivered to the Trust  Administrator  and one copy to the  successor  trust  administrator.  The  Trust  Administrator  may also be  removed  at any time by the
Trustee or the Holders of  Certificates  evidencing  not less than 50% of the Voting  Rights  evidenced by the  Certificates.  Notice of any removal of the Trust  Administrator and acceptance of appointment by the successor trust administrator shall be given to the Rating Agencies by the Depositor.

                  If no  successor  trust  administrator  shall have been so appointed  and have  accepted appointment  within 30 days  after the  giving of such  notice of  resignation  or  receipt of a notice of removal,  the  resigning  Trust  Administrator  may, at the Trust  Fund's  expense,  petition any court of competent jurisdiction for the appointment of a successor trust administrator.

                  Notwithstanding  the  foregoing,  if the Master  Servicer shall for any reason no longer be Master  Servicer  hereunder,  at  DLJMC's  request,  the Trust  Administrator  shall  resign,  upon the selection and  appointment of a successor  trust  administrator  meeting the  qualifications  set forth in
Section 10.06.

                  Any  resignation or removal of the Trust  Administrator  and  appointment of a successor trust  administrator  pursuant to any of the provisions of this Section 10.07  shall become effective upon acceptance of appointment by the successor trust administrator as provided in Section 10.08 hereof.

SECTION 10.08.    Successor Trust Administrator.

                  Any successor trust  administrator  appointed as provided in Section 10.07  hereof shall execute,  acknowledge  and  deliver  to the  Depositor  and  to its  predecessor  trust  administrator  an instrument  accepting  such  appointment  hereunder  and  thereupon  the  resignation  or  removal  of the predecessor trust  administrator  shall become effective and such successor trust  administrator,  without any further act, deed or  conveyance,  shall become fully vested with all the rights,  powers,  duties and obligations  of its  predecessor  hereunder,  with  the  like  effect  as if  originally  named  as  Trust
Administrator  herein.  The Depositor,  upon receipt of all amounts due it hereunder,  and the predecessor trust  administrator  shall  execute  and  deliver  such  instruments  and do  such  other  things  as may reasonably  be  required  for more fully and  certainly  vesting and  confirming  in the  successor  trust administrator all such rights, powers, duties, and obligations.

                  No  successor  trust   administrator  shall  accept  appointment  as  provided  in  this
Section 10.08  unless at the time of such acceptance such successor trust  administrator shall be eligible under the  provisions of  Section 10.06  hereof and its  acceptance  shall not  adversely  affect the then current rating of the Certificates.

                  Upon  acceptance of appointment by a successor trust  administrator  as provided in this
Section 10.08,  the Depositor  shall mail notice of the succession of such trust  administrator  hereunder to all  Holders  of  Certificates  at  their  addresses  as  shown  in the  Certificate  Register.  If the
Depositor  fails to mail such notice  within ten days after  acceptance  of  appointment  by the successor trust  administrator,  the  successor  trust  administrator  shall  cause such  notice to be mailed at the expense of the Depositor.

SECTION 10.09.    Merger or Consolidation of Trust Administrator.

                  Any Person into which the Trust  Administrator  may be merged or converted or with which it may be consolidated or any Person  resulting from any merger,  conversion or consolidation to which the
Trust  Administrator  shall  be  a  party,  or  any  Person  succeeding  to  the  business  of  the  Trust
Administrator,  shall be the  successor of the Trust  Administrator  hereunder,  provided that such Person shall be eligible  under the  provisions of  Section 10.06  hereof  without the execution or filing of any paper  or  further  act on  the  part  of any of the  parties  hereto,  anything  herein  to the  contrary notwithstanding.

SECTION 10.10.    Appointment of Co-Trust Administrator or Separate Trust Administrator.

                  Notwithstanding  any other  provisions of this  Agreement,  at any time, for the purpose of meeting  any legal  requirements  of any  jurisdiction  in which any part of the Trust Fund or property securing any Mortgage  Note may at the time be located,  the Master  Servicer and the Trust  Administrator acting  jointly shall have the power and shall execute and deliver all  instruments to appoint one or more
Persons approved by the Trust  Administrator to act as co-trust  administrator or co-trust  administrators jointly with the Trust  Administrator,  or separate trust administrator or separate trust  administrators, of all or any part of the Trust  Fund,  and to vest in such Person or Persons,  in such  capacity  and for the  benefit of the  applicable  Certificateholders,  such title to the Trust Fund,  or any part  thereof, and, subject to the other provisions of this Section 10.10,  such powers, duties, obligations,  rights and trusts as the Master  Servicer and the Trust  Administrator  may consider  necessary or desirable.  If the
Master Servicer shall not have joined in such  appointment  within fifteen days after the receipt by it of a request to do so, or in the case an Event of Default  shall have occurred and be  continuing,  the Trust
Administrator  alone  shall  have  the  power to make  such  appointment.  No  co-trust  administrator  or separate trust  administrator  hereunder shall be required to meet the terms of eligibility as a successor trust  administrator  under  Section 10.06 and no notice to  Certificateholders  of the appointment of any co-trust administrator or separate trust administrator shall be required under Section 10.08.

                  Every separate  trust  administrator  and co-trust  administrator  shall,  to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)      all rights,  powers,  duties and obligations  conferred or imposed upon the Trust  Administrator, except for any  obligation of the Trust  Administrator  under this Agreement to advance funds on behalf of the Master  Servicer or the  Servicer,  shall be conferred  or imposed upon and  exercised or performed by the Trust  Administrator  and such separate  trust  administrator  or co-trust  administrator  jointly (it being  understood that such separate trust  administrator  or co-trust  administrator is not authorized to act separately without the Trust  Administrator  joining in such act), except to the extent that under any law  of any  jurisdiction  in  which  any  particular  act  or  acts  are  to be  performed  by the  Trust
Administrator  (whether as Trust  Administrator  hereunder or as  successor to the Master  Servicer or the
Servicer),  the Trust  Administrator  shall be  incompetent or unqualified to perform such act or acts, in which event such  rights,  powers,  duties and  obligations  (including  the holding of title to the Trust
Fund or any portion  thereof in any such  jurisdiction)  shall be exercised and  performed  singly by such separate  trust  administrator  or  co-trust  administrator,  but  solely  at the  direction  of the Trust
Administrator;

(b)      no trust  administrator  hereunder  shall  be held  personally  liable  by  reason  of any act or omission of any other trust administrator hereunder; and

(c)      the  Master  Servicer  and the Trust  Administrator  acting  jointly  may at any time  accept the resignation of or remove any separate trust administrator or co-trust administrator.

                  Any notice,  request or other writing given to the Trust  Administrator  shall be deemed to have been given to each of the then  separate  trust  administrators  and co-trust  administrators,  as effectively as if given to each of them.  Every  instrument  appointing  any separate trust  administrator or co-trust  administrator  shall  refer to this  Agreement  and the  conditions  of this  Article X. Each separate trust  administrator  and co-trust  administrator,  upon its acceptance of the trusts  conferred, shall be vested with the estates or property  specified in its instrument of  appointment,  either jointly with the Trust Administrator or separately,  as may be provided therein,  subject to all the provisions of this  Agreement,  specifically  including  every  provision of this Agreement  relating to the conduct of, affecting the liability of, or affording  protection to, the Trust  Administrator.  Every such  instrument shall be filed  with the Trust  Administrator  and a copy  thereof  given to the  Master  Servicer  or the
Servicers and the Depositor.

                  Any  separate  trust   administrator  or  co-trust   administrator  may,  at  any  time,
constitute the Trust Administrator,  its agent or attorney-in-fact,  with full power and authority, to the extent not  prohibited  by law, to do any lawful act under or in respect of this  Agreement  on its behalf and in its name.  The Trust  Administrator  shall not be  responsible  for any action or  inaction  of any separate Trust  Administrator or Co-Trust  Administrator.  If any separate trust administrator or co-trust administrator  shall  die,  become  incapable  of  acting,  resign  or be  removed,  all of  its  estates, properties,  rights,  remedies and trusts shall vest in and be  exercised by the Trust  Administrator,  to the extent permitted by law, without the appointment of a new or successor trust administrator.

SECTION 10.11.    Office of the Trust Administrator.

                  The office of the Trust  Administrator  for  purposes  of receipt of notices and demands is the Corporate Trust Office.

SECTION 10.12.    Tax Return.

                  The  Master  Servicer  and  each  Servicer,   upon  request,  shall  furnish  the  Trust
Administrator  with all such  information  related to the Mortgage  Loans in the  possession of the Master
Servicer or such Servicer as may be reasonably  required in connection  with the  preparation by the Trust
Administrator  of all tax and  information  returns of the Trust Fund, and the Trust  Administrator  shall sign such returns. The Master Servicer and each Servicer,  severally and not jointly,  shall indemnify the
Trust  Administrator  for all reasonable  costs,  including legal fees and expenses,  related to errors in such tax  returns  due to errors  only in such  information  provided  by the Master  Servicer  or by such
Servicer.

SECTION 10.13.    Determination of Certificate Index.

                  On each Interest  Determination  Date,  the Trust  Administrator  shall  determine  each
Certificate  Index for the Accrual Period and inform the Master  Servicer of such rate and such rate shall be final and binding, absent a manifest error of the Trust Administrator.

                                                ARTICLE XI

                                               TERMINATION

SECTION 11.01.    Termination upon Liquidation or Purchase of all Mortgage Loans.

                  The obligations and  responsibilities  of the Master  Servicer,  the Special Servicer or
the Servicers,  the Sellers,  the Depositor,  the Trustee and the Trust Administrator  created hereby with respect to the related Group or Groups created hereby shall terminate upon the earlier of:

(a)      (i)               with respect to Loan Group 1,  Loan Group 2 and Loan  Group 3,  the purchase by the  Terminating  Entity,  at its  election,  of all  Mortgage  Loans in such Loan Groups and all property acquired in respect of any remaining  Mortgage Loan in such Loan Groups,  which purchase right  the  Terminating  Entity  may  exercise  at its  sole  and  exclusive  election  as of any
         Distribution  Date (such applicable  Distribution  Date with respect to such Mortgage Loans being herein  referred  to as the  "Optional  Termination  Date")  on or after  the  date on which  the aggregate  Principal  Balance  of the  Mortgage  Loans in such  Loan  Groups,  at the time of the purchase is less than or equal to 10% of the Aggregate  Groups 1-3  Collateral  Balance as of the
         Cut-off Date; or

(ii)     with respect to Loan Group 4,  the purchase by the Terminating  Entity,  at its election,  of all
         Mortgage  Loans in such  Loan  Group and  all  property  acquired  in  respect  of any  remaining
         Mortgage Loan in such Loan Group,  which  purchase right the  Terminating  Entity may exercise at its sole and exclusive  election as of any Distribution  Date (such applicable  Distribution Date with  respect to such  Mortgage  Loans  being  herein  referred to as the  "Optional  Termination
         Date") on or after the date on which the  aggregate  Principal  Balance of the Mortgage  Loans in such Loan Group,  at the time of the purchase is less than or equal to 10% of the Aggregate  Loan
         Group Balance for Loan Group 4 as of the Cut-off Date.

(b)      the later of  (i) twelve  months after the maturity of the last  Mortgage  Loan  remaining in the
Trust Fund,  (ii) the  liquidation  (or any  advance  with  respect  thereto)  of the last  Mortgage  Loan remaining  in the Trust  Fund and the  disposition  of all  REO Property  and  (iii) the  distribution  to
Certificateholders of all amounts required to be distributed to them pursuant to this Agreement; or

(c)      (i) with  respect  to  Loan  Group 1,  Loan  Group 2  and  Loan  Group 3,  the  purchase  by  the
         Terminating  Auction  Purchaser  of all  Mortgage  Loans in such  Loan  Groups  and all  property acquired  in respect of any  remaining  Mortgage  Loan in such Loan Group  (with  respect to Loan
         Group 1, Loan Group 2 and Loan Group 3, the "Trust Collateral") as described below; or

                           (ii)     with respect to Loan Group 4,  the purchase by the Terminating Auction
         Purchaser  of all  Mortgage  Loans in Loan  Group 4 and all  property  acquired in respect of any remaining  Mortgage  Loan  in  such  Loan  Group  (with  respect  to  Loan  Group 4,  the  "Trust
         Collateral") as described below.

                  In no event  shall the trust  created  hereby  continue  beyond  the  earlier of (i) the expiration  of 21 years from the death of the last survivor of the  descendants  of Mr. Joseph P. Kennedy, former  Ambassador  of the  United  States  to Great  Britain,  living  on the date of  execution  of this
Agreement or (ii) the  Distribution  Date following the third  anniversary of the scheduled  maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.

                  The "Mortgage Loan Purchase Price" for any such Optional  Termination  shall be equal to the  greater of (a) the  sum of  (i) 100% of the Stated  Principal  Balance of each  Mortgage  Loan in the applicable  Loan  Group(s) (other  than in respect  of  REO Property)  plus  accrued  and unpaid  interest thereon from the date to which such  interest was paid or advanced at the  applicable  Mortgage  Rate,  to but not  including  the Due Date in the month of the final  Distribution  Date (or the Net  Mortgage  Rate with respect to any related  Mortgage  Loan  currently  serviced by the entity  exercising  such  Optional
Termination)  and (ii) with  respect to any  REO Property,  the lesser of (x) the  appraised  value of any
REO Property  as  determined  by the higher of two  appraisals  completed  by two  independent  appraisers selected by the  Depositor at the expense of the Depositor and (y) the  Stated  Principal  Balance of each related  Mortgage  Loan related to any  REO Property,  in each case and (iii) any  remaining  unreimbursed
Advances,  Servicing  Advances and unpaid Servicing Fees (other than any remaining  unreimbursed  Advances and  Servicing  Advances  and unpaid  Servicing  Fees,  if any, due to the  Terminating  Entity) and other amounts payable to the Trustee and Trust  Administrator  (the sum of (i),  (ii) and  (iii),  collectively, the "Par Value") and (b) the  Fair Market  Value of all of the  property of the Trust  related to the Loan
Group(s) subject to such Optional Termination.

                  The "Fair  Market  Value"  shall be the fair market  value of all of the property of the
Trust  related to the Loan  Group(s)  subject to an  Optional  Termination,  as agreed  upon  between  the
Terminating Entity and a majority of the holders of the Class AR-L Certificates;  provided,  however, that if the Terminating  Entity and a majority of the holders of the Class AR-L  Certificates do not agree upon the fair market value of such property of the Trust,  the  Terminating  Entity,  or an agent  appointed by the  Terminating  Entity,  shall solicit bids for such  property of the Trust until it has received  three bids,  and  the  Fair  Market  Value  shall  be  equal  to the  highest  of such  three  bids.  The  Trust
Administrator  shall give  notice to the Rating  Agencies  of any  election  to  purchase  Mortgage  Loans pursuant to this Section 11.01 and of the applicable Optional Termination Date.

(d)      On any  Distribution  Date on or after the date on which the aggregate  Principal  Balance of the
Mortgage  Loans  in  Loan  Group 1,  Loan  Group 2  and  Loan  Group 3  is less  than 5% of the  Aggregate
Groups 1-3  Collateral  Balance  as  of  the  Cut-off  Date  (a "Terminating  Auction  Date"),  the  Trust
Administrator  shall solicit bids for the related Trust Collateral from at least three  institutions  that are regular  purchasers  and/or  sellers in the  secondary  market of  residential  whole  mortgage  loans similar to the Mortgage  Loans.  If the Trust  Administrator  receives at least three bids for the related
Trust  Collateral,  and  one of  such  bids  is  equal  to or  greater  than  the  Par  Value,  the  Trust
Administrator  shall sell the related  Trust  Collateral  to the highest  bidder (a  "Terminating  Auction
Purchaser")  at the price  offered by the  Terminating  Auction  Purchaser (a "Mortgage  Loan  Terminating
Auction Price");  provided,  however,  that the Seller shall be disqualified from bidding and may not be a
Terminating  Auction  Purchaser.  If the Trust  Administrator  receives  less than three bids, or does not receive any bid that is equal to or greater than the Par Value,  the Trust  Administrator  shall,  on each six-month  anniversary of the initial  Terminating Auction Date, repeat these auction procedures until the
Trust  Administrator  receives a bid that is equal to or greater  than the Par Value,  and upon receipt of such bid shall sell the related Trust  Collateral to the  Terminating  Auction  Purchaser at that Mortgage
Loan Terminating Auction Price;  provided,  however, that the Trust Administrator shall not be required to repeat these auction  procedures on any  Distribution  Date for any six-month  anniversary  of the initial
Terminating  Auction Date unless the Trust  Administrator  reasonably  believes that there is a reasonable likelihood  of receiving a bid in excess of the Par Value.  The Trust  Administrator  shall give notice to the Rating  Agencies and each Servicer that is servicing any of the related  Mortgage Loans of the sale of the related Trust  Collateral  pursuant to this  Section 11.01  (a "Terminating  Auction Sale") and of the
Terminating  Auction  Date.  Notwithstanding  anything to the contrary  herein,  the  Terminating  Auction
Purchaser shall not be the Depositor, the Seller or any of their respective Affiliates.

(e)      On any  Distribution  Date on or after the date on which the aggregate  Principal  Balance of the
Mortgage  Loans in Loan Group 4 is less than 5% of the  Aggregate  Loan Group  Balance for Loan Group 4 as
of the Cut-off Date (a "Terminating  Auction Date"),  the Trust  Administrator  shall solicit bids for the related Trust Collateral from at least three  institutions  that are regular  purchasers and/or sellers in the  secondary  market of  residential  whole  mortgage  loans  similar to the Mortgage  Loans;  provided, however,  that the Trust Administrator may not solicit any such bids at any time while there are NIM Notes outstanding.  If the Trust  Administrator  receives at least three bids for the related Trust  Collateral, and one of such bids is equal to or greater  than the Par Value,  the Trust  Administrator  shall sell the related Trust  Collateral to the highest bidder (a "Terminating  Auction  Purchaser") at the price offered by the Terminating  Auction Purchaser (a "Mortgage Loan Terminating  Auction Price");  provided,  however, that the Seller shall be  disqualified  from bidding and may not be a Terminating  Auction  Purchaser.  If
the Trust  Administrator  receives  less than three bids,  or does not receive any bid that is equal to or greater than the Par Value, the Trust  Administrator  shall, on each six-month  anniversary of the initial
Terminating  Auction Date, repeat these auction  procedures until the Trust  Administrator  receives a bid that is equal to or greater  than the Par  Value,  and upon  receipt  of such bid shall  sell the  related
Trust  Collateral to the  Terminating  Auction  Purchaser at that Mortgage Loan Auction  Price;  provided, however,  that the Trust  Administrator  shall not be required to repeat these  auction  procedures on any
Distribution Date for any six-month  anniversary of the initial  Terminating Auction Date unless the Trust
Administrator  reasonably  believes that there is a reasonable  likelihood of receiving a bid in excess of the Par Value.  The Trust  Administrator  shall give notice to the Rating  Agencies and each Servicer that is servicing any of the related  Mortgage  Loans of the sale of the related Trust  Collateral  pursuant to this  Section 11.01 (a "Terminating  Auction Sale") and of the Terminating  Auction Date.  Notwithstanding
anything to the contrary  herein,  the  Terminating  Auction  Purchaser  shall not be the  Depositor,  the
Seller or any of their respective Affiliates.

SECTION 11.02.    Determination of the Terminating Entity.

(a)      If any Servicer  intends to be the  Terminating  Entity,  such party must give written  notice to the  Trust  Administrator  no  later  than  twenty  (20)  days  prior  to the  first  day of the  Optional
Termination  Notice  Period.  Such notice shall also indicate the Loan  Group(s) of the Mortgage  Loans to be  repurchased.  Upon receiving  such notice,  the Trust  Administrator  shall  immediately  request from
DLJMC and DLJMC shall  deliver no later than  seventeen  (17) days prior to the first day of the  Optional
Termination  Notice Period a letter  indicating  whether or not DLJMC retains the servicing  rights to any
Mortgage Loan in any of the related Loan Groups.

(b)      (A)               With  respect to the  purchase  of the  Mortgage  Loans in Loan  Group 1,  Loan
      Group 2 and Loan  Group 3,  the Trust  Administrator  shall  determine the  "Terminating  Entity" as follows:

                                    (i)     DLJMC,  if it is  the  owner  of  the  servicing  rights  with respect to any such Mortgage Loans on the Optional Termination Date;

                                    (ii)    SPS,  if (a)  DLJMC is not the owner of the  servicing  rights with  respect to any such  Mortgage  Loans on the Optional  Termination  Date and (b) SPS is a
            Servicer  with respect to any such  Mortgage  Loans on the Optional  Termination  Date and SPS
            has given notice to the Trust Administrator pursuant to Section 11.02(a) above; or

                                    (iii)   the Majority  Servicer on the Optional  Termination  Date,  if
            (a) DLJMC is not the owner of the  servicing  rights with respect to any such  Mortgage  Loans on the Optional  Termination Date and (b) SPS has not given notice to the Trust  Administrator pursuant to Section 11.02(a) above.

                           (B)      With respect to the purchase of the  Mortgage  Loans in Loan  Group 4, the Trust Administrator shall determine the "Terminating Entity" as follows:

                                    (i)     DLJMC,  if it is  the  owner  of  the  servicing  rights  with respect to any such Mortgage Loans on the Optional Termination Date;

                                    (ii)    SPS,  if (a)  DLJMC is not the owner of the  servicing  rights with  respect to any such  Mortgage  Loans on the Optional  Termination  Date and (b) SPS is a
            Servicer  with respect to any such  Mortgage  Loans on the Optional  Termination  Date and SPS
            has given notice to the Trust Administrator pursuant to Section 11.02(a) above; or

                                    (iii)   the Majority  Servicer on the Optional  Termination  Date,  if
            (a) DLJMC is not the owner of the  servicing  rights with respect to any such  Mortgage  Loans on the Optional  Termination Date and (b) SPS has not given notice to the Trust  Administrator pursuant to Section 11.02(a) above.

(c)      No later  than  fifteen  (15)  days  prior to the first day of the  Optional  Termination  Notice
Period,  the Trust  Administrator  shall provide  notice to each Servicer that is a servicer of any of the
Mortgage  Loans in the related  Loan  Group(s) of the  identity  of the  Terminating  Entity for such Loan
Group(s).

SECTION 11.03.    Procedure Upon Optional Termination or Terminating Auction Sale.

(a)      In case of any Optional  Termination,  the Terminating  Entity shall, no later than ten (10) days prior  to the  first  day of the  Optional  Termination  Notice  Period,  notify  the  Trustee  and  Trust
Administrator  of such Optional  Termination  Date and of the  applicable  purchase  price of the Mortgage
Loans to be  purchased.  Upon  purchase  by the  Terminating  Entity of any  Mortgage  Loans  pursuant  to
Section 11.01,  the Trust  Administrator shall notify each Servicer that is servicing any of such Mortgage
Loans (and with respect to the purchase of the Group 4 Loans, the Swap Counterparty) of such purchase.

(b)      Any  purchase  of the  Mortgage  Loans by the  Terminating  Entity  shall be made on an  Optional
Termination  Date by deposit of the  applicable  purchase  price into the  Certificate  Account before the
Distribution  Date on which such  purchase is  effected.  Upon  receipt by the Trust  Administrator  of an
Officer's  Certificate of the Terminating  Entity certifying as to the deposit of such purchase price into the  Certificate  Account,  the Trustee,  the Trust  Administrator  and each  co-trust  administrator  and separate trust  administrator,  if any, then acting as such under this Agreement,  shall, upon request and at the  expense of the  Terminating  Entity  execute  and  deliver  all such  instruments  of  transfer or assignment,  in each case without recourse,  as shall be reasonably requested by the Terminating Entity to vest title in the  Terminating  Entity in the Mortgage Loans so purchased and shall transfer or deliver to the Terminating  Entity the purchased  Mortgage Loans. Any  distributions on the Mortgage Loans which have been  subject to an  Optional  Termination  received  by the Trust  Administrator  subsequent  to (or with respect to any period  subsequent to) the Optional  Termination  Date shall be promptly  remitted by it to the Terminating Entity.

(c)      Any purchase of the Trust Collateral by the related  Terminating  Auction Purchaser shall be made on an  Terminating  Auction  Date by receipt  of the Trust  Administrator  of the  related  Mortgage  Loan
Terminating  Auction  Price from the  Terminating  Auction  Purchaser,  and deposit of such  Mortgage Loan
Terminating  Auction  Price  into  the  Certificate   Account  by  the  Trust  Administrator   before  the
Distribution  Date on which such  purchase  is  effected.  Upon  deposit of such  purchase  price into the
Certificate  Account,  the  Trustee  and the  Trust  Administrator  and each  co-trust  administrator  and separate trust  administrator,  if any, then acting as such under this Agreement,  shall, upon request and at the expense of the Terminating  Auction  Purchaser execute and deliver all such instruments of transfer or  assignment,  in each case  without  recourse,  as shall be  reasonably  requested  by the  Terminating
Auction  Purchaser  to vest  title  in the  Terminating  Auction  Purchaser  in the  Trust  Collateral  so
purchased  and shall  transfer  or  deliver to the  Terminating  Auction  Purchaser  the  purchased  Trust
Collateral.

(d)      Notice  of the  Distribution  Date on which the Trust  Administrator  anticipates  that the final distribution  shall be made on a Class of  Certificates  (whether upon Optional  Termination,  Terminating
Auction Sale or  otherwise),  shall be given  promptly by the Trust  Administrator  by first class mail to
Holders of the  affected  Certificates.  Such notice  shall be mailed no earlier than the 15th day and not later than the 10th day preceding the applicable  Optional  Termination Date,  Terminating Auction Date or
date of final  distribution,  as the case may be. Such notice  shall  specify  (i) the  Distribution  Date upon which final  distribution on the affected  Certificates shall be made upon presentation and surrender of such  Certificates  at the  office  or  agency  therein  designated,  (ii) the  amount  of  such  final distribution  and  (iii) that  the Record  Date  otherwise  applicable  to such  Distribution  Date is not applicable,  such  distribution  being made only upon  presentation and surrender of such  Certificates at the  office or agency  maintained  for such  purposes  (the  address  of which  shall be set forth in such notice).

(e)      In the event  that any  Certificateholders  shall not  surrender  Certificates  for  cancellation
within  six  months  after  the  date  specified  in  the  above  mentioned  written  notice,   the  Trust
Administrator  shall give a second written notice to the remaining  such  Certificateholders  to surrender their  Certificates for cancellation and receive the final  distribution  with respect thereto.  If within
six  months  after  the  second  notice  all  the  Certificates   shall  not  have  been  surrendered  for
cancellation,  the  Trust  Administrator  may take  appropriate  steps,  or may  appoint  an agent to take
appropriate   steps,  to  contact  the  remaining   Certificateholders   concerning   surrender  of  their
Certificates,  and the cost thereof  shall be paid out of the funds and other assets which remain  subject to the Trust Fund.

(f)      Notwithstanding  anything to the contrary  herein,  the occurrence of an Optional  Termination or
Terminating  Auction  Sale  shall be  subject  to,  and  shall in no way  adversely  affect  the  right of
GreenPoint to continue  servicing and collecting its Servicing Fee for any  GreenPoint  Serviced  Mortgage
Loan that remains  outstanding at the time of such Optional  Termination  or  Terminating  Auction Sale or the right of Wells  Fargo to continue  servicing  and  collecting  its  Servicing  Fee for any Wells Fargo
Serviced Mortgage Loan that remains outstanding at the time of such Optional Termination.

SECTION 11.04.    Additional Termination Requirements.

(a)      In the event the Terminating  Entity  exercises its purchase option pursuant to  Section 11.01(A)
or a Terminating  Auction Sale shall have occurred pursuant to  Section 11.01(c),  the related  subsidiary
REMIC shall be terminated in accordance  with the following  additional  requirements,  unless the Trustee and the Trust  Administrator  have received an Opinion of Counsel to the effect that the failure to comply with  the  requirements  of this  Section 11.04 will  not  (i) result  in the  imposition  of  taxes  on a
"prohibited  transaction"  of any REMIC created  hereunder,  as described in  Section 860F of the Code, or
(ii) cause  any REMIC  created  hereunder to fail to qualify as a REMIC at any time that any  Certificates are outstanding:

(i)      within  90  days  prior  to the  final  Distribution  Date  set  forth  in the  notice  given  by
         Terminating  Entity under  Section 11.03,  the Holder of the Residual  Certificates shall adopt a plan of complete liquidation for the related REMIC; and

(ii)     at or after the time of adoption of any such plan of complete  liquidation  for such REMIC and at or prior to the final  Distribution  Date, the Trustee shall sell all of the assets of such REMIC to the Depositor for cash.

(b)      Upon the exercise of an Optional  Termination  by the  Terminating  Entity or upon the occurrence of a  Terminating  Auction  Sale in respect of either  REMIC I or  REMIC II,  as  applicable,  pursuant to paragraph  (a) of  this  Section 11.04,  followed  by  the  exercise  of an  Optional  Termination  by the
Terminating  Entity or upon the  occurrence  of a  Terminating  Auction  Sale in respect of the  remaining subsidiary  REMIC (the  "Remaining  Subsidiary  REMIC")  pursuant to  Section 11.01,  each remaining REMIC shall be terminated in accordance with the following additional  requirements,  unless the Trustee and the
Trust  Administrator  have  received  an Opinion of Counsel to the effect  that the failure to comply with the  requirements  of this  Section 11.04 will  not (i) result in the imposition of taxes on a "prohibited transaction"  of a REMIC,  as described in  Section 860F  of the Code,  or  (ii) cause  any REMIC  created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

(i)      concurrently  with the adoption of the plan of complete  liquidation of the Remaining  Subsidiary
         REMIC,  as set  forth  in  paragraph  (a) of  this  Section 11.04,  the  Holder  of the  Residual
         Certificates,  as  applicable,  shall  adopt a plan of  complete  liquidation  of each  remaining
         REMIC; and

(ii)     at or  after  the time of  adoption  of any  such  plan of  complete  liquidation  for each  such remaining  REMIC, at or prior to the final  Distribution  Date of the Remaining  Subsidiary REMIC to be terminated,  the Trustee shall sell all of the assets of each such  remaining  REMIC to the
         Depositor for cash.

(c)      By its  acceptance of a Residual  Certificate,  the Holder  thereof hereby agrees to adopt such a plan of complete  liquidation  and to take such other action in connection  therewith as may be reasonably required to liquidate and otherwise terminate any REMIC created pursuant to this Agreement.

                                               ARTICLE XII

                                         MISCELLANEOUS PROVISIONS

SECTION 12.01.    Amendment.

(a)      This  Agreement  may be amended  from time to time by the  Depositor,  the Master  Servicer,  the
Servicers,  the Special  Servicer,  the  Seller,  the Trust  Administrator  and the  Trustee,  without the consent of any of the Certificateholders,

(i)      to cure any error or ambiguity,

(ii)     to  correct  or  supplement  any  provisions  herein  that may be  inconsistent  with  any  other provisions herein or in the Prospectus Supplement,

(iii)    to modify,  eliminate  or add to any of its  provisions  to such extent as shall be  necessary or desirable  to  maintain  the  qualification  of the Trust  Fund as a REMIC at all times  that any
         Certificate  is  outstanding  or to avoid or minimize the risk of the  imposition  of any federal income tax on the Trust Fund  pursuant to the Code that would be a claim  against the Trust Fund, provided  that the Trustee has  received an Opinion of Counsel to the effect that (A) such action is  necessary or desirable  to maintain  such  qualification  or to avoid or minimize the risk of the imposition of any such federal  income tax and (B) such action will not adversely  affect the status of the Trust Fund as a REMIC or  adversely  affect in any material  respect the  interests of any Certificateholder,

(iv)     in connection with the appointment of a successor  servicer,  to modify,  eliminate or add to any
         of  the  servicing   provisions,   provided  the  Rating  Agencies  confirm  the  rating  of  the
         Certificates, or

(v)      to make any other  provisions  with respect to matters or questions  arising under this Agreement that are not materially  inconsistent  with the provisions of this Agreement,  provided that such
         action   shall  not   adversely   affect  in  any   material   respect  the   interests   of  any
         Certificateholder    or   cause   an   Adverse   REMIC   Event.   Any   Amendment   pursuant   to
         Section 12.01(a)(v) shall  not be  deemed  to  adversely  affect  in  any  material  respect  the interests of any  Certificateholder  if a letter is obtained from each Rating Agency stating that such amendment would not result in the  downgrading or withdrawal of the respective  ratings then assigned to the Certificates; or to comply with the provisions of Regulation AB.

(b)      Except as provided in  Section 12.01(c),  this  Agreement may be amended from time to time by the
Depositor,  the Master Servicer, the Servicers,  the Special Servicer, the Seller, the Trust Administrator
and the Trustee with the consent of the Holders of  Certificates  evidencing,  in the aggregate,  not less than 66 2/3% of the Voting Rights of all the  Certificates  for the purpose of adding any provisions to or changing in any manner or  eliminating  any of the  provisions  of this  Agreement  or of modifying in any manner the rights of the  Holders of the  Certificates;  provided,  however,  that no such  amendment  may
(i) reduce  in any  manner the  amount  of,  delay the  timing of or change  the manner in which  payments received  on or with  respect  to  Mortgage  Loans are  required  to be  distributed  with  respect to any
Certificate without the consent of the Holder of such Certificate,  (ii) adversely  affect in any material respect the  interests  of the Holders of a Class of  Certificates  in a manner other than as set forth in
(i) above  without  the  consent of the Holders of  Certificates  evidencing  not less than 66 2/3% of the
Voting Rights of such Class,  (iii) reduce  the aforesaid  percentages  of Voting  Rights,  the holders of which are  required  to consent  to any such  amendment  without  the  consent  of 100% of the  Holders of
Certificates of the  Class affected  thereby,  (iv) change the percentage of the Stated Principal  Balance of the Mortgage Loans specified in  Section 11.01(a) relating  to optional  termination of the Trust Fund,
(v)  change  the  percentage  of  the  Stated  Principal  Balance  of  the  Mortgage  Loans  specified  in
Sections 11.01(d)  or (e)  relating to a Terminating  Auction Sale, or (vi) modify  the provisions of this
Section 12.01.

                  It  shall  not  be  necessary   for  the  consent  of   Certificateholders   under  this
Section 12.01  to approve the  particular  form of any proposed  amendment,  but it shall be sufficient if such  consent  shall  approve  the  substance  thereof.  The  manner of  obtaining  such  consents  and of evidencing  the  authorization  of the execution  thereof by  Certificateholders  shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

(c)      This  Agreement  may be amended  from time to time by the  Depositor,  the Master  Servicer,  the
Special  Servicer,  the Servicers,  the Trust  Administrator and the Trustee for the purpose of making one or more REMIC elections with respect to one or more Classes of  Certificates  delivered to the Trustee and issuing  one or  more  additional  classes  of  certificates  representing  interests  in the  Classes  of
Certificates  delivered to the Trustee;  provided,  however,  such amendment  shall require the consent of
100% of the Holders of the Certificates of the Class or Classes  delivered to the Trust  Administrator and such amendment shall not cause an Adverse REMIC Event.

(d)      Promptly after the execution of any amendment to this Agreement,  the Trust  Administrator  shall furnish  written  notification  of the  substance  of such  amendment to each  Certificateholder,  and the
Rating Agencies.

(e)      Prior to the  execution  of any  amendment to this  Agreement,  each of the Trustee and the Trust
Administrator  shall  receive  and be  entitled  to  conclusively  rely on an Opinion  of Counsel  (at the expense of the Person seeking such  amendment)  stating that the execution of such amendment is authorized and  permitted  by this  Agreement.  The  Trustee  and the  Trust  Administrator  may,  but  shall  not be obligated to, enter into any such amendment which affects the Trustee's or the Trust  Administrator's  own rights, duties or immunities under this Agreement.

(f)      The Master  Servicer  and the Trust  Administrator  may consent to any  amendment of a Designated
Servicing  Agreement to make any other provisions with respect to matters or questions  arising under such
Designated  Servicing  Agreement  or  this  Agreement  that  are  not  materially  inconsistent  with  the provisions of such  Designated  Servicing  Agreement and this  Agreement,  provided that such action shall not adversely  affect in any material respect the interests of any  Certificateholder  or cause an Adverse
REMIC Event. Any amendment  pursuant to this  Section 12.01(f) shall  not be deemed to adversely affect in any material  respect the  interests of any  Certificateholders  if a letter is obtained  from each Rating
Agency  stating that such  amendment  would not result in the  downgrading or withdrawal of the respective ratings then assigned to the Certificates.

(g)      Neither the Master  Servicer  nor the Trust  Administrator  shall  consent to any  amendment of a
Designated  Servicing  Agreement which shall adversely affect in any material respect the interests of the
Holders of a Class of  Certificates  without  the consent of the Holders of  Certificates  evidencing  not less than 66-2/3% of the Voting Rights of such Class.

                  It  shall  not  be  necessary   for  the  consent  of   Certificateholders   under  this
Section 12.01 to  approve  the  particular  form  of any  proposed  amendment  of a  Designated  Servicing
Agreement,  but it shall be sufficient if such consent  shall  approve the substance  thereof.  The manner
of  obtaining  such  consents  and  of  evidencing  the   authorization   of  the  execution   thereof  by
Certificateholders  shall be  subject  to such  reasonable  regulations  as the  Trust  Administrator  may prescribe.

                  Promptly  after the  execution  of any  amendment to a  Designated  Servicing  Agreement pursuant to  Section 12.01(f) or  (g), the Trust Administrator shall furnish,  upon written notice of such amendment,  written  notification  of the substance of such amendment to each  Certificateholder,  and the
Rating Agencies.

(h)      Notwithstanding  any other provision of this Agreement,  no amendment shall be made affecting the rights of the Holders of the Class P Certificates to receive Assigned Prepayment  Premiums,  including any amendment to Section 3.21, without the consent of 100% of the Holders of the Class P Certificates.

(i)      Notwithstanding  anything  to the  contrary  in this  Section 12.01,  the  Master  Servicer,  the
Special  Servicer,  the Servicers,  the Seller,  the Trust  Administrator and the Trustee shall reasonably cooperate  with the  Depositor  and its  counsel to enter into such  amendments  or  modifications  to the
Agreement  as may be  necessary  to  comply  with  Regulation  AB and any  interpretation  thereof  by the
Commission.

(j)      Without the consent of the Swap  Counterparty,  the Seller and the Depositor shall not enter into any  amendment  or  modification  of the terms and  provisions  of this  Agreement  if such  amendment  or modification  would  materially  adversely  affect  the  rights  and  interests  of the Swap  Counterparty hereunder.

SECTION 12.02.    Recordation of Agreement; Counterparts.

(a)      This  Agreement  (other than  Schedule I) is subject to  recordation  in all  appropriate  public offices for real property  records in all the counties or other  comparable  jurisdictions in which any or all of the Mortgaged  Properties are situated,  and in any other  appropriate  public  recording office or elsewhere.  Such  recordation,  if any,  shall be effected by the Depositor at its expense,  but only upon direction by the Trustee  (acting at the  direction of the holders of  Certificates  evidencing a majority of the  aggregate  Class  Principal  Balance)  accompanied  by an Opinion of Counsel  (at the  Depositor's expense) to the effect  that  non-recordation  materially  and  adversely  affects  the  interests  of the
Certificateholders.

(b)      For the purpose of  facilitating  the  recordation of this  Agreement as herein  provided and for other  purposes,  this Agreement may be executed  simultaneously  in any number of  counterparts,  each of which counterparts  shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

SECTION 12.03.    Governing Law.

                  THIS  AGREEMENT  SHALL BE GOVERNED BY AND CONSTRUED IN  ACCORDANCE  WITH THE LAWS OF THE
STATE OF NEW YORK,  WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPALS  THEREOF,  OTHER THAN SECTIONS 5-1401
AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

SECTION 12.04.    Intention of Parties.

(a)      It is the  express  intent of the  Depositor,  the  Seller,  the  Master  Servicer,  the  Special
Servicer,  the Servicers,  the Trust Administrator and the Trustee that (i) the conveyance by DLJMC of the
Mortgage  Loans  to the  Depositor  pursuant  to the  Assignment  and  Assumption  Agreement  and  (v) the
conveyance  by the  Depositor to the Trustee as provided for in  Section 2.01  of each of the Seller's and
Depositor's  right,  title and interest in and to the Mortgage  Loans be, and be construed as, an absolute sale and  assignment by DLJMC to the  Depositor and by the Depositor to the Trustee of the Mortgage  Loans
for the benefit of the  Certificateholders.  Further,  it is not intended that any conveyance be deemed to be a pledge of the Mortgage  Loans by DLJMC to the  Depositor or by the Depositor to the Trustee to secure a debt or other  obligation.  However,  in the event that the  Mortgage  Loans are held to be  property of
DLJMC or the  Depositor,  as applicable,  or if for any reason the Assignment and Assumption  Agreement or this  Agreement  is held or  deemed  to create a  security  interest  in the  Mortgage  Loans,  then it is intended that (i) this  Agreement  shall also be deemed to be a security  agreement  within the meaning of
Articles 8 and 9 of the New York  Uniform  Commercial  Code and the Uniform  Commercial  Code of any other applicable  jurisdiction;  (ii) the conveyances provided for in Section 2.01 shall be deemed to be a grant by the Seller and the Depositor to the Trustee on behalf of the  Certificateholders,  to secure payment in full of the Secured  Obligations  (as defined  below),  of a security  interest in all of the Seller's and the  Depositor's  right  (including the power to convey title  thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to the Mortgage Loans,  including the Mortgage Notes, the Mortgages, any related  insurance  policies and all other documents in the related  Mortgage Files, and all accounts, contract rights,  general intangibles,  chattel paper,  instruments,  documents,  money, deposit accounts, certificates  of  deposit,  goods,  letters of credit,  advices  of credit and  uncertificated  securities consisting  of,  arising  from or relating  to (A) the  Mortgage  Loans,  including  with  respect to each
Mortgage  Loan, the Mortgage Note and related  Mortgage,  and all other  documents in the related  Trustee
Mortgage  Files,  and including any Qualified  Substitute  Mortgage  Loans;  (B) pool insurance  policies, hazard  insurance  policies and any  bankruptcy  bond relating to the foregoing,  if  applicable;  (C) the
Certificate  Account;  (D) the Collection  Account;  (E) all amounts payable after the Cut-off Date to the holders of the Mortgage Loans in accordance  with the terms thereof;  (F) all income,  payments,  proceeds and products of the  conversion,  voluntary  or  involuntary,  of the  foregoing  into cash,  instruments, securities  or other  property,  including  without  limitation  all  amounts  from  time to time  held or invested  in the  Certificate  Account,  whether  in the form of cash,  instruments,  securities  or other property;  and (G) all cash and non-cash  proceeds of any of the  foregoing;  (iii) the  possession by the
Trustee  or any  other  agent of the  Trustee  of  Mortgage  Notes or such  other  items  of  property  as constitute  instruments,  money,  documents,  advices of credit,  letters of credit,  goods,  certificated securities or chattel paper shall be deemed to be a  "possession  by the secured  party," or possession by a purchaser  or a person  designated  by him or her,  for purposes of  perfecting  the  security  interest pursuant to the Uniform Commercial Code (including,  without  limitation,  Sections 9-313,  8-313 or 8-321 thereof);  and  (iv) notifications  to persons  holding such property,  and  acknowledgments,  receipts or confirmations from persons holding such property,  shall be deemed  notifications to, or  acknowledgments, receipts or confirmations from, financial  intermediaries,  securities  intermediaries,  bailees or agents
(as  applicable)  of the Trustee for the purpose of perfecting  such security  interest  under  applicable law. "Secured  Obligations" means (i) the rights of each  Certificateholder  to be paid any amount owed to it under this  Agreement  and  (ii) all  other  obligations  of the Seller  and the  Depositor  under this
Agreement and the Assignment and Assumption Agreement.

(b)      The Seller and the  Depositor,  and, at the  Depositor's  direction,  the Master  Servicer or the
Servicers,  the Trustee and the Trust Administrator,  shall, to the extent consistent with this Agreement, take such  reasonable  actions as may be necessary to ensure that, if this Agreement were deemed to create a security  interest in the Mortgage Loans and the other property  described above, such security interest would be deemed to be a  perfected  security  interest  of first  priority as  applicable.  The  Depositor shall  prepare  and file,  at the  related  Servicer's  expense,  all filings  necessary  to maintain  the effectiveness  of any original  filings  necessary  under the Uniform  Commercial Code as in effect in any jurisdiction  to perfect the  Trustee's  security  interest in or lien on the  Mortgage  Loans,  including without  limitation  (i) continuation  statements,  and (ii) such other statements as may be occasioned by any  transfer of any  interest of the Master  Servicer or any  Servicer or the  Depositor  in any Mortgage
Loan.

SECTION 12.05.    Notices.

                  In addition to other notices  provided  under this  Agreement,  the Trust  Administrator shall notify the Rating  Agencies in writing:  (a) of any  substitution  of any Mortgage Loan;  (b) of any payment or draw on any  insurance  policy  applicable to the Mortgage  Loans;  (c) of the final payment of any amounts owing to a Class of  Certificates;  (d) any Event of Default under this Agreement;  and (e) in the event any Mortgage Loan is purchased in accordance with this Agreement.

                  All  directions,  demands and notices  hereunder shall be in writing and shall be deemed to have been duly given when received (i) in the case of the Depositor,  with respect to notices  required to be delivered by the Trust  Administrator  pursuant to Article XIII, Credit Suisse First Boston Mortgage
Securities  Corp.  via  facsimile  to (917)  362-7936  or via email to  Bruce.Kaiserman@Credit-Suisse.com, and for all other  purposes,  Credit Suisse First Boston  Mortgage  Securities  Corp.,  11 Madison Avenue,
4th Floor, New York, New York 10010,  Attention: Peter Sack (with a copy to DLJ Mortgage Acceptance Corp.,
11 Madison Avenue, 4th Floor, New York,  New York 10010,  Attention:  Peter Sack); (ii) in the case of the
Trustee,  the  Corporate  Trust  Office,  Attention: Charles  F.  Pedersen,  or such other  address as may hereafter  be  furnished  to the  Depositor  in  writing  by the  Trustee;  (iii) in  the  case of  DLJMC,
11 Madison Avenue, 4th Floor, New York,  New York 10010,  Attention: Peter Sack, Fax: (212) 743-5261 (with a copy to DLJ  Mortgage  Acceptance  Corp.,  11 Madison  Avenue,  4th  Floor,  New York,  New York  10010,
Attention:  Bruce Kaiserman,  Fax: (917) 326-7936), or such other address as may be hereafter furnished to the  Depositor and the Trustee by DLJMC in writing;  (iv) in the case of Moody's,  99 Church  Street,  New
York, New  York 10007,  Attention:  Christine  Lachnicht;  (v) in the case of Standard & Poor's,  55 Water
Street,  New York,  New York  10041;  (vi) in the case of SPS,  3815  South West  Temple,  Salt Lake City,
Utah 84115,  Attention:  Lester Cheng, with a copy to 3815 South West Temple, Salt Lake City,  Utah 84115,
Attention:  General  Counsel;  (vii) in  the case of Wells  Fargo,  as Master  Servicer,  Corporate  Trust
Office, 9062 Old Annapolis Road,  Columbia,  MD 21045,  Attention: CSFB ARMT 2006-3  or such other address as may be hereafter  furnished to the  Depositor or the Trustee in writing by Wells Fargo;  (viii) in  the case of GreenPoint,  100 Wood Hollow Drive,  Novato, CA 94945, Attn:  Secondary Marketing for GPM, (ix) in
the  case of the  Trust  Administrator,  the  Corporate  Trust  Office;  (x) in  the  case of the  Special
Servicer,  14523 SW Millikan Way,  Beaverton,  OR 97005,  Attention: Heidi  Peterson,  (xi) in the case of
Wells Fargo, with respect to servicing issues,  Wells Fargo Bank, N.A.,  1 Home Campus,  Des Moines,  Iowa
50328-0001,  Attention: John B. Brown, MAC-X2302-033,  Fax: (515) 324-3118,  and with respect to all other
issues,    Wells   Fargo   Bank,    N.A.,   7495   New   Horizon   Way,    Frederick,    Maryland   21703,
Attention: Ruth M. Kovalski,  MAC-X3902-02X,  Fax: (301) 846-8201, in each case with a copy to Wells Fargo
Bank, N.A., 1 Home Campus, Des Moines,  Iowa 50328-0001,  Attention:  General Counsel,  MAC-X2401-06T,  or
such other address as may be hereafter  furnished in writing by Wells Fargo,  and (xii) in the case of the
Swap  Counterparty  and Group 4 Interest Rate Cap  Counterparty,  Credit Suisse  International,  One Cabot
Square,  London E14 4QJ,  Attention:  Head of Credit Risk Management,  with copies to: Managing Director -
Operations  Department  and  Managing  Director  - Legal  Department,  or  such  other  address  as may be hereafter  furnished in writing by the Swap  Counterparty or Group 4  Interest Rate Cap  Counterparty,  as
applicable.

                  Notices to  Certificateholders  shall be deemed given when mailed,  first class  postage prepaid.

SECTION 12.06.    Severability of Provisions.

                  If any one or more of the covenants,  agreements,  provisions or terms of this Agreement shall be for any reason  whatsoever  held invalid,  then such covenants,  agreements,  provisions or terms shall  be  deemed  severable  from  the  remaining  covenants,  agreements,  provisions  or  terms of this
Agreement  and shall in no way affect the  validity  or  enforceability  of the other  provisions  of this
Agreement or of the Certificates or the rights of the Holders thereof.

SECTION 12.07.    Limitation on Rights of Certificateholders.

                  The death or incapacity  of any  Certificateholder  shall not operate to terminate  this
Agreement or the Trust Fund, nor entitle such  Certificateholder's  legal representative or heirs to claim an accounting  or to take any action or commence any  proceeding in any court for a petition or winding up of the Trust Fund, or otherwise  affect the rights,  obligations  and liabilities of the parties hereto or any of them.

                  No  Certificateholder  shall have any right to vote  (except as  provided  herein) or in any manner  otherwise  control the operation and  management of the Trust Fund, or the  obligations of the parties  hereto,  nor shall  anything  herein set forth or contained in the terms of the  Certificates  be construed  so as to  constitute  the  Certificateholders  from time to time as  partners  or members of an association;  nor shall any  Certificateholder  be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  No  Certificateholder  shall  have any  right by  virtue  or by  availing  itself of any provisions  of this  Agreement to institute  any suit,  action or  proceeding  in equity or at law upon or under or with  respect to this  Agreement,  unless  such Holder  previously  shall have given to the Trust
Administrator  a  written  notice of an Event of  Default  and of the  continuance  thereof,  as  provided herein,  and  unless  the  Holders  of  Certificates  evidencing  not less than 25% of the  Voting  Rights evidenced  by the  Certificates  shall also have made  written  request  upon the Trust  Administrator  to institute  such action,  suit or  proceeding  in its own name as Trust  Administrator  hereunder and shall have offered to the Trust  Administrator  such  reasonable  indemnity as it may require against the costs, expenses,  and liabilities to be incurred  therein or thereby,  and the Trust  Administrator,  for 60 days after its receipt of such  notice,  request and offer of  indemnity,  shall have  neglected  or refused to institute any such action,  suit or  proceeding;  it being  understood and intended,  and being  expressly covenanted  by each  Certificateholder  with every other  Certificateholder  and the Trust  Administrator, that no one or more Holders of  Certificates  shall have any right in any manner  whatever by virtue or by availing  itself or themselves of any  provisions  of this  Agreement to affect,  disturb or prejudice the rights of the Holders of any other of the  Certificates,  or to obtain or seek to obtain  priority over or preference  to any other such Holder or to enforce any right  under this  Agreement,  except in the manner
herein  provided  and  for  the  common  benefit  of  all  Certificateholders.   For  the  protection  and
enforcement  of the  provisions  of this  Section 12.07,  each and every  Certificateholder  and the Trust
Administrator shall be entitled to such relief as can be given either at law or in equity.

SECTION 12.08.    Certificates Nonassessable and Fully Paid.

                  It is the intention of the  Depositor  that  Certificateholders  shall not be personally liable  for  obligations  of the Trust  Fund,  that the  interests  in the Trust Fund  represented  by the
Certificates  shall be  nonassessable  for any  reason  whatsoever,  and that the  Certificates,  upon due authentication  thereof by the Trust  Administrator  pursuant to this  Agreement,  are and shall be deemed fully paid.

SECTION 12.09.    Protection of Assets.

                  Except  for   transactions   and  activities   entered  into  in  connection   with  the
securitization  that is the  subject  of this  agreement,  the  trust  created  by this  agreement  is not authorized and has no power to:

(i)      borrow money or issue debt;

(ii)     merge with another entity, reorganize, liquidate or sell assets; or

(iii)    engage in any business or activities.

                  Each party to this  agreement  agrees  that it will not file an  involuntary  bankruptcy petition  against the Trust Fund or initiate any other form of insolvency  proceeding until 366 days after the Certificates have been paid.

SECTION 12.10.    Non-Solicitation.

                  From and  after the date of this  Agreement,  each of the  Depositor,  the  Seller,  the
Master Servicer,  the Servicers,  the Trust Administrator and the Trustee agrees that it will not take any action  or  permit  or cause  any  action  to be  taken  by any of its  agents  or  affiliates,  or by any
independent  contractors  on  any  such  party's  behalf,  to  personally,   by  telephone,  by  mail,  or
electronically  by e-mail or through the Interest or otherwise,  solicit the borrower or obligor under any
Mortgage Loan to refinance the Mortgage Loan, in whole or in part.  Notwithstanding  the foregoing,  it is understood  and agreed that neither  (i) promotions  undertaken by the Depositor,  the Seller,  the Master
Servicer,  any Servicer,  the Trust  Administrator  or the Trustee or any affiliate of any such party that originates  mortgage  loans in the normal course,  which are directed to the general  public at large,  or segments thereof,  including,  without  limitation,  mass mailings based on commercially  acquired mailing lists or  newspaper,  radio and  television  advertisements  nor (ii) serving the  refinancing  needs of a
Mortgagor  who,  without  solicitation,  contacts  either party in  connection  with the refinance of such
Mortgage or Mortgage Loan, shall  constitute  solicitation  under this  Section 12.10,  provided,  that no segment of the general  public shall  consist  primarily of the  borrowers or obligors  under the Mortgage
Loans. None of the Depositor,  the Seller, the Master Servicer,  any Servicer,  the Trust Administrator or
the  Trustee  shall  permit  the sale of the name of any  Mortgagor  or any  list of  names  that  consist primarily of the Mortgages to any Person.

                                              ARTICLE XIII

                                          EXCHANGE ACT REPORTING

SECTION 13.01.    Commission Reporting.

                  The  Trust  Administrator,  each  Servicer  and the  Master  Servicer  shall  reasonably cooperate with the Depositor in connection with the Trust's  satisfying the reporting  requirements  under the Exchange  Act. The Trust  Administrator  shall  prepare on behalf of the Depositor any Forms 8-K, 10-D and 10-K  customary for similar  securities as required by the Exchange Act and the rules and  regulations of the Commission  thereunder,  and the Depositor shall sign and the Trust  Administrator  shall file (via
EDGAR) such Forms on behalf of the Depositor.

                  Form 10-D and Form 10-K require the  registrant to indicate (by checking  "yes" or "no")
that it "(1) has filed  all  reports  required  to be filed by  Section 13  or 15(d) of the  Exchange  Act during the preceding 12 months (or for such shorter  period that the  registrant was required to file such reports),  and (2) has been  subject to such  filing  requirements  for the past 90 days."  The  Depositor hereby  represents to the Trust  Administrator  that, as of the Closing Date,  the Depositor has filed all such  required  reports  during  the  preceding  12 months  and that it has been  subject  to such  filing requirement  for the past  90 days.  The Depositor  shall notify the Trust  Administrator  in writing,  no later than the fifth  calendar  day after the related  Distribution  Date with  respect to the filing of a report on Form 10-D and no later than March 15th with  respect to the filing of a report on Form 10-K,  if the answer to each  question  should be "no." The Trust  Administrator  shall be  entitled to rely on such representations in preparing, executing and/or filing any such report.

SECTION 13.02.    Form 10-D Reporting

                  Within 15 days after each Distribution  Date (subject to permitted  extensions under the
Exchange  Act), the Trust  Administrator  shall prepare and file on behalf of the Trust Fund any Form 10-D required  by the  Exchange  Act,  in form and  substance  as  required  by the  Exchange  Act.  The  Trust
Administrator  shall file each Form 10-D with a copy of the related Monthly  Statement  attached  thereto.
Any  disclosure  in  addition  to the Monthly  Statement  that is  required  to be  included on  Form 10-D
("Additional  Form 10-D  Disclosure")  shall be  reported  by the  parties  set forth on  Exhibit S to the
Depositor  and the Trust  Administrator  and  directed  and  approved  by the  Depositor  pursuant  to the following  paragraph  and  the  Trust  Administrator  shall  have no duty  or  liability  for any  failure hereunder to determine or prepare any  Additional  Form 10-D  Disclosure,  except as set forth in the next paragraph.

                  As set  forth  on  Exhibit S  hereto,  within  five  calendar  days  after  the  related
Distribution  Date,  (i) the  parties  set  forth  thereon  shall be  required  to  provide  to the  Trust
Administrator   and  the  Depositor,   to  the  extent  known  by  a  responsible   officer  thereof,   in
EDGAR-compatible  form, or in such other form as otherwise agreed upon by the Trust Administrator and such party,  the form and substance of any Additional  Form 10-D  Disclosure,  if applicable,  together with an
additional  disclosure   notification  in  the  form  of  Exhibit W  hereto  (an  "Additional   Disclosure
Notification")  and (ii) the  Depositor  shall approve,  as to form and substance,  or disapprove,  as the case may be, the inclusion of the Additional  Form 10-D  Disclosure on Form 10-D.  The Depositor  shall be responsible  for any  reasonable  fees and  expenses  assessed or incurred by the Trust  Administrator  in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

                  After preparing the Form 10-D,  the Trust Administrator  shall forward  electronically a draft copy of the  Form 10-D to the  Depositor as soon as  possible,  however,  in no event later than the
11th calendar day after the related  Distribution  Date.  Within two business  days of receipt,  but in no event no later than the  Business  Day prior to the date  specified in the next  sentence,  the  Depositor shall notify the Trust  Administrator  of any changes to or approval of such Form 10-D.  In the absence of receipt of any  written  changes or  approval,  the Trust  Administrator  shall be entitled to assume that such Form 10-D is in final form and the Trust  Administrator  may proceed with the execution filing of the
Form 10-D.  No  later  than  two  Business  Days  prior  to  the  15th  calendar  day  after  the  related
Distribution  Date, a duly authorized  representative of the Master Servicer shall sign the Form 10-D.  If a Form 10-D  cannot be filed on time or if a previously  filed  Form 10-D  needs to be amended,  the Trust
Administrator  shall follow the  procedures  set forth in  Section 13.05.  Promptly (but no later than one
Business  Day) after  filing with the  Commission,  the Trust  Administrator  shall make  available on its internet  website a final executed copy of each Form 10-D  prepared and filed by the Trust  Administrator.
Each party to this  Agreement  acknowledges  that the  performance  by the Master  Servicer  and the Trust
Administrator  of its duties under this  Section 13.02  related to the timely  preparation,  execution and filing of Form 10-D is contingent  upon such parties  strictly  observing all applicable  deadlines in the performance  of their  duties under this  Section 13.02.  Neither the Trust  Administrator  nor the Master
Servicer  shall have any liability for any loss,  expense,  damage or claim arising out of or with respect to any failure to properly prepare,  timely execute and/or timely file such Form 10-D,  where such failure results from the Trust  Administrator's  inability or failure to obtain or receive, on a timely basis, any information  from any other party hereto needed to prepare,  arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

SECTION 13.03.    Form 10-K Reporting

                  Within 90 days after the end of each  fiscal year of the Trust or such  earlier  date as may be required by the Exchange  Act (the "10-K Filing  Deadline")  (it being  understood  that the fiscal year  for  the  Trust  ends  on  December  31st of  each  year),  commencing  in  March  2007,  the  Trust
Administrator  shall  prepare  and file on behalf  of the  Trust a  Form 10-K,  in form and  substance  as required by the Exchange Act. Each such  Form 10-K  shall  include the  following  items,  in each case to the extent they have been  delivered  to the Trust  Administrator  within the  applicable  time frames set forth  in  this  Agreement,  the  related  Custodial  Agreements  and  the  related  Designated  Servicing
Agreement,  (i) the Item 1123  Certification  for each  Servicer,  each  Additional  Servicer,  the Master
Servicer,  Trust  Administrator and any Servicing  Function  Participant  engaged by such parties (each, a
"Reporting  Servicer")  as described  under  Section 13.06,  (ii)(A) the  Assessment  of  Compliance  with servicing  criteria  for  each  Reporting  Servicer  as  described  under  Section 13.07,  and  (B) if any
Reporting  Servicer's  Assessment  of  Compliance  identifies  any  material  instance  of  noncompliance, disclosure  identifying  such  instance of  noncompliance,  or if any Reporting  Servicer's  Assessment of
Compliance is not included as an exhibit to such  Form 10-K,  disclosure  that such report is not included and an  explanation  why such report is not  included,  (iii)(A)  the  Accountant's  Attestation  for each
Reporting Servicer, as described under Section 13.08,  and (B) if any Accountant's  Attestation identifies any material instance of noncompliance,  disclosure identifying such instance of noncompliance,  or if any such  Accountant's  Attestation  is not  included as an exhibit to such  Form 10-K,  disclosure  that such report is not included  and an  explanation  why such report is not  included,  and (iv) a  Sarbanes-Oxley
Certification as described in  Section 13.09;  provided,  however,  that the Trust  Administrator,  at its discretion,  may omit  from the  Form 10-K  any  Item 1123  Certification,  Assessment  of  Compliance  or
Accountants  Attestation that is not required to be filed with such Form 10-K  pursuant to  Regulation AB.
Any  disclosure  or  information  in addition to (i) through (iv) above that is required to be included on
Form 10-K  ("Additional  Form 10-K Disclosure") shall be reported by the parties set forth on Exhibit Y to the  Depositor  and Trust  Administrator  and  directed  and  approved  by the  Depositor  pursuant to the following  paragraph  and  the  Trust  Administrator  shall  have no duty  or  liability  for any  failure hereunder to determine or prepare any  Additional  Form 10-K  Disclosure,  except as set forth in the next paragraph.

                  As set forth on Exhibit Y  hereto,  no later than March 1 of each year that the Trust is subject to the Exchange  Act  reporting  requirements,  commencing  in 2007,  (i) the parties set forth on
Exhibit Y shall be required to provide to the Trust  Administrator and the Depositor,  to the extent known by a responsible  officer  thereof,  in  EDGAR-compatible  form, or in such other form as otherwise agreed upon by the Trust  Administrator  and such  party,  the form and  substance  of any  Additional  Form 10-K
Disclosure,  if applicable,  together with an Additional  Disclosure  Notification  and (ii) the Depositor
shall  approve,  as to form  and  substance,  or  disapprove,  as the case may be,  the  inclusion  of the
Additional  Form 10-K  Disclosure on Form 10-K.  The Depositor  shall be  responsible  for any  reasonable fees and  expenses  assessed or incurred by the Trust  Administrator  in  connection  with  including  any
Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

                  After preparing the Form 10-K,  the Trust Administrator  shall forward  electronically a draft copy of the Form 10-K to the Depositor  for review.  Within three (3) business days of receipt,  but in no event later than March 25, the  Depositor  shall notify the Trust  Administrator  in writing  (which may be  furnished  electronically)  of any  changes to or approval  of such  Form 10-K.  In the absence of receipt of any written changes or approval the Trust  Administrator  shall be entitled to assume that such
Form 10-K  is in final  form.  No later than the close of business  on the 4th  Business  Day prior to the
10-K Filing Deadline,  the Depositor shall sign the Form 10-K and return an electronic or fax copy of such signed  Form 10-K  (with an  original  executed  hard  copy to  follow  by  overnight  mail) to the  Trust
Administrator.  If a Form 10-K  cannot be filed on time or if a  previously  filed  Form 10-K  needs to be amended,  the Trust  Administrator  shall follow the procedures set forth in Section 13.05.  Promptly (but no later than 1  Business  Day) after  filing  with the  Commission,  the Trust  Administrator  shall make available  on its  internet  website a final  executed  copy of each  Form 10-K  prepared and filed by the
Trust  Administrator.  The  parties  to this  Agreement  acknowledge  that the  performance  by the Master
Servicer  and the Trust  Administrator  of its  duties  under  this  Section 13.03  related  to the timely preparation  and filing of Form 10-K is  contingent  upon such  parties  (and the  Custodians,  Designated
Servicers and any Additional  Servicer or other Servicing  Function  Participant)  strictly  observing all
applicable  deadlines  in  the  performance  of  their  duties  under  Article XIII.   Neither  the  Trust
Administrator  nor the Master  Servicer  shall have any liability for any loss,  expense,  damage or claim arising out of or with  respect to any  failure to properly  prepare  and/or  timely file such  Form 10-K, where such failure results from the Trust  Administrator's  inability or failure to obtain or receive,  on a timely basis,  any information  from any other party hereto needed to prepare,  arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

SECTION 13.04.    Form 8-K Reporting

                  Within four (4) Business Days after the occurrence of an event  requiring  disclosure on
Form 8-K  (each  such  event,  a  "Reportable  Event"),  and if  requested  by the  Depositor,  the  Trust
Administrator  shall  prepare and file on behalf of the Trust any  Form 8-K,  as required by the  Exchange
Act,  provided that the Depositor  shall file the initial  Form 8-K in connection with the issuance of the
Certificates.  Any disclosure or information  related to a Reportable Event or that is otherwise  required to be  included  on  Form 8-K  ("Form 8-K  Disclosure  Information")  shall be reported by the parties set forth on  Exhibit  U to the  Depositor  and the Trust  Administrator  and  directed  and  approved  by the
Depositor  pursuant  to the  following  paragraph  and  the  Trust  Administrator  shall  have  no duty or liability for any failure  hereunder to determine or prepare any Form 8-K  Disclosure  Information  or any
Form 8-K, except as set forth in the next paragraph.

                  As set forth on  Exhibit U  hereto,  for so long as the Trust is subject to the Exchange
Act  reporting  requirements,  no later than the end of business,  New York City time, on the 2nd Business
Day after the occurrence of a Reportable  Event (i) the parties to this  transaction  shall be required to provide to the Trust  Administrator  and the  Depositor,  to the  extent  known by a  responsible  officer thereof,  in  EDGAR-compatible  form,  or in  such  other  form as  otherwise  agreed  upon  by the  Trust
Administrator  and  such  party,  the  form and  substance  of any  Form 8-K  Disclosure  Information,  if applicable,  together with an Additional Disclosure  Notification and (ii) the Depositor shall approve, as to form and  substance,  or  disapprove,  as the case may be, the  inclusion  of the  Form 8-K  Disclosure
Information.  The  Depositor  shall be  responsible  for any  reasonable  fees and  expenses  assessed  or incurred by the Trust  Administrator in connection with including any Form 8-K  Disclosure  Information on
Form 8-K pursuant to this paragraph.

                  After preparing the Form 8-K,  the Trust  Administrator  shall forward  electronically a draft  copy of the  Form 8-K  to the  Depositor  for  review.  Promptly,  but no later  than the  close of business  on the 3rd  business  day after the  Reportable  Event,  the  Depositor  shall  notify the Trust
Administrator  in writing of any  changes to or approval  of such  Form 8-K.  In the absence of receipt of any written changes or approval,  the Trust  Administrator  shall be entitled to assume that such Form 8-K is in final form and a duly  authorized  representative  of the Trust  Administrator  may proceed with the execution  and filing of the Form 8-K.  A duly  authorized  representative  of the Master  Servicer  shall sign the Form 8-K.  If a Form 8-K  cannot be filed on time or if a previously  filed  Form 8-K needs to be amended,  the Trust  Administrator  shall follow the procedures set forth in Section 13.05.  Promptly (but no later than one  Business  Day) after filing with the  Commission,  the Trust  Administrator  shall make available on its internet  website a final executed copy of each Form 8-K  prepared and filed by the Trust
Administrator.   The  parties  to  this  Agreement   acknowledge   that  the   performance  by  the  Trust
Administrator  and the Master  Servicer  of its  duties  under  this  Section 13.04  related to the timely preparation  and filing of Form 8-K is contingent  upon such parties  strictly  observing  all  applicable deadlines in the  performance of their duties under this  Section 13.04.  Neither the Master  Servicer nor the Trust  Administrator  shall have any liability for any loss,  expense,  damage or claim arising out of or with respect to any failure to properly  prepare and/or timely file such  Form 8-K,  where such failure results from the Trust  Administrator's  inability or failure to obtain or receive, on a timely basis, any information  from any other party hereto needed to prepare,  arrange for execution or file such  Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

SECTION 13.05.    Delisting; Amendment; Late Filing of Reports

                  On or before  January 30 of the first year in which the Trust  Administrator  is able to do so  under  applicable  law,  the  Trust  Administrator  shall  prepare  and  file a Form 15  Suspension
Notification  relating  to the  automatic  suspension  of  reporting  in  respect  of the Trust  under the
Exchange Act.

                  In the event that the Trust  Administrator  is unable to timely file with the Commission all or any required portion of any Form 8-K,  10-D or 10-K required to be filed by this Agreement  because required  disclosure  information  was either not  delivered  to it or  delivered to it after the delivery deadlines set forth in this  Agreement or for any other reason,  the Trust  Administrator  shall  promptly notify  electronically  the  Depositor.  In the case of Form 10-D and 10-K,  the parties to this Agreement shall  cooperate  to prepare  and file a Form  12b-25 and a 10-D/A and 10-K/A as  applicable,  pursuant to
Rule 12b-25 of the Exchange Act. In the case of Form 8-K,  the Trust Administrator  shall, upon receipt of all  required  Form 8-K  Disclosure  Information  and upon the approval  and  direction of the  Depositor, include  such  disclosure  information  on the next  Form 10-D.  In the event  that any  previously  filed
Form 8-K,  10-D or 10-K needs to be amended in connection with any additional  Form 10-D Disclosure (other than for the purpose of  restating  the Monthly  Report),  the Trust  Administrator  shall  electronically notify the  Depositor  and such parties shall  cooperate to prepare any  necessary  Form 8-K/A,  10-D/A or
10-K/A.  Any Form 15,  Form  12b-25  or any  amendment  to  Form 8-K  or 10-D  shall be  signed  by a duly authorized  representative  of the Master  Servicer.  Any  amendment to  Form 10-K  shall be signed by the
Depositor.  The parties to this Agreement  acknowledge  that the  performance  by the Trust  Administrator and the Master  Servicer of their duties under this  Section 13.05  related to the timely  preparation and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K,  10-D or 10-K is contingent  upon each such party  performing  its duties under this  Section 13.05.  Neither the Trust  Administrator  nor the Master
Servicer  shall have any liability for any loss,  expense,  damage or claim arising out of or with respect to any failure to properly  prepare  and/or timely file any such Form 15, Form 12b-25 or any amendments to
Forms 8-K, 10-D or 10-K,  where such failure results from the Trust  Administrator's  inability or failure to obtain or receive,  on a timely basis,  any information  from any other party hereto needed to prepare, arrange for  execution  or file such Form 15, Form 12b-25 or any  amendments  to Forms 8-K,  10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

SECTION 13.06.    Annual Statements of Compliance

                  The  Master  Servicer,  the Trust  Administrator  and each  Servicer  shall  deliver  or otherwise make available (and the Master Servicer,  the Trust  Administrator and each Servicer shall cause any  Servicing  Function  Participant  engaged  by it to  deliver  or  otherwise  make  available)  to the
Depositor,  the Trustee  and the Trust  Administrator  on or before  March 1 of each year,  commencing  in
March 2007, an Officer's  Certificate  (an "Item 1123  Certificate")  stating,  as to the signer  thereof, that (A) a review of such party's  activities  during the preceding  calendar year or portion  thereof and of such party's  performance  under this Agreement,  or such other  applicable  agreement in the case of a
Servicing  Function  Participant,  has been made under such officer's  supervision  and (B) to the best of such officer's  knowledge,  based on such review,  such party has fulfilled all its obligations under this
Agreement,  or such other applicable  agreement in the case of a Servicing  Function  Participant,  in all material  respects  throughout  such year or portion  thereof,  or, if there has been a failure to fulfill any such  obligation in any material  respect,  specifying each such failure known to such officer and the nature and status  thereof.  Promptly  after  receipt of each such  Item 1123  Certificate,  the Depositor shall review such Item 1123  Certificate and, if applicable,  consult with each such party, as applicable, as to the nature of any failures by such party,  in the  fulfillment  of any of such  party's  obligations hereunder or, in the case of an Additional  Servicer,  under such other  applicable  agreement,  provided, however,  that Wells  Fargo,  in its  capacity  as a  Servicer,  shall only be  obligated  to provide  the
Item 1123  Officer's  Certificate to the Master  Servicer and the Master  Servicer shall forward such 1123
Officer's  Certificate  to the  Depositor,  the  Trustee  and the Trust  Administrator  or, if there is no
Master Servicer,  to the Depositor and the Depositor shall forward such 1123 Officer's  Certificate to the
Trustee and the Trust Administrator.

                  The Master  Servicer  shall include all annual  statements of compliance  received by it from  each  Servicer  with  its  own  annual  statement  of  compliance  to  be  submitted  to  the  Trust
Administrator pursuant to this Section 13.06.

                  In the event the Master  Servicer,  the Trust  Administrator  or any Servicing  Function
Participant  engaged by any such party is terminated or resigns  pursuant to the terms of this  Agreement, or any  applicable  agreement in the case of a Servicing  Function  Participant,  as the case may be, such party  shall  provide an  Item 1123  Certificate  pursuant  to this  Section 13.06  or to such  applicable agreement, as the case may be, notwithstanding any such termination, assignment or resignation.

                  The Master  Servicer  shall enforce any obligation of any  Designated  Servicer,  to the extent set forth in the  related  Designated  Servicing  Agreement,  to deliver to the Master  Servicer an
Item 1123  Certificate as may be required  pursuant to the related  Designated  Servicing  Agreement.  The
Master  Servicer  shall  include such  Item 1123  Certificate  with its own  Item 1123  Certificate  to be submitted to the Trust Administrator, the Depositor and the Trustee pursuant to this Section 13.06.

SECTION 13.07.    Annual Assessments of Compliance.

                  By  March 1 of each year,  commencing  in March  2007,  the Master  Servicer,  the Trust
Administrator and each Servicer,  each at its own expense, shall furnish or otherwise make available,  and each such party shall  cause any  Servicing  Function  Participant  engaged by it to furnish or  otherwise make available,  each at its own expense,  to the Trust  Administrator,  the Trustee and the Depositor,  a
report  on  an  assessment  of  compliance  with  the  Relevant  Servicing  Criteria  (an  "Assessment  of
Compliance") that contains (A) a statement by such party of its  responsibility  for assessing  compliance with the Relevant Servicing  Criteria for each party as set forth on Exhibit R,  (B) a statement that such party used the Relevant  Servicing  Criteria to assess  compliance with the Relevant  Servicing  Criteria,
(C) such party's  assessment of compliance with the Relevant  Servicing  Criteria as of and for the fiscal year covered by the Form 10-K  required to be filed  pursuant to  Section 13.03,  including,  if there has been any material instance of noncompliance  with the Relevant  Servicing  Criteria,  a discussion of each such failure and the nature and status thereof,  and (D) a statement that a registered  public  accounting firm has issued an  Accountant's  Attestation on such party's  Assessment of Compliance  with the Relevant
Servicing Criteria as of and for such period.

                  No later  than the end of each  fiscal  year for the Trust for which a 10-K is  required to be filed,  each  Servicer and the Master  Servicer  shall each forward to the Trust  Administrator  the name of each Servicing  Function  Participant  engaged by it and what Relevant  Servicing Criteria will be addressed in the  Assessment of Compliance  prepared by such  Servicing  Function  Participant;  provided, however,  that the Master Servicer need not provide  information to the Trust Administrator so long as the
Master  Servicer  and the Trust  Administrator  are the same  person.  When the Master  Servicer  and each
Servicer (or any Servicing  Function  Participant  engaged by them) submit their Assessments of Compliance to the Trust  Administrator,  such parties shall also at such time include the  Assessments  of Compliance
(and Accountant's  Attestation)  pursuant to Section 13.08 of each Servicing Function  Participant engaged by it;  provided,  however,  that Wells Fargo,  in its capacity as a Servicer,  shall only be obligated to provide  disclosure  pursuant  to the first and  second  paragraphs  of this  Section 13.07  to the Master
Servicer and the Master  Servicer shall forward such items to the  appropriate  parties or, if there is no
Master  Servicer,  to the  Depositor  and the  Depositor  shall  forward such items to the Trustee and the
Trust Administrator.

                  Promptly  after receipt of each  Assessment of  Compliance,  the Depositor  shall review each such report and, if  applicable,  consult with the Master  Servicer,  the Trust  Administrator,  each
Servicer and any Servicing Function  Participant  engaged by such parties as to the nature of any material instance of noncompliance  with the Relevant  Servicing  Criteria by each such party. None of such parties shall be  required  to deliver  any such  assessments  until  April 15 in any given year so long as it has received written  confirmation  from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.

                  The Master  Servicer  shall  include  all annual  reports on  assessment  of  compliance received by it from the  Servicers  with its own  assessment  of  compliance  to be submitted to the Trust
Administrator pursuant to this Section 13.07.

                  In the event the Master  Servicer,  the Trust  Administrator  or any Servicing  Function
Participant  engaged by any such  party is  terminated,  assigns  its rights  and  obligations  under,  or resigns pursuant to, the terms of this Agreement,  or any other applicable agreement,  as the case may be, such party shall  provide a report on assessment of  compliance  pursuant to this  Section 13.07,  or such other applicable agreement, notwithstanding any such termination, assignment of resignation.

                  The Master  Servicer shall enforce any  obligation of the  Designated  Servicers and the
Custodians,  to  the  extent  set  forth  in the  related  Designated  Servicing  Agreement  or  Custodial
Agreement,  as applicable,  to deliver to the Master Servicer an Assessment of Compliance  within the time frame  set  forth  in,  and in such  form and  substance  as may be  required  pursuant  to,  the  related
Designated  Servicing Agreement or Custodial Agreement,  as applicable.  The Master Servicer shall include such  Assessment  of  Compliance  with its own  Assessment  of  Compliance  to be  submitted  to the Trust
Administrator and the Trustee pursuant to this Section 13.07.

SECTION 13.08.    Accountant's Attestation

                  By  March 1  of  each  year,  commencing  in  2007,  the  Master  Servicer,   the  Trust
Administrator  and each Servicer,  each at its own expense,  shall cause,  and each such party shall cause any Servicing  Function  Participant  engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Master Servicer,  the Trust  Administrator or
a Servicer  or such other  Servicing  Function  Participants,  as the case may be) and that is a member of
the  American   Institute  of  Certified  Public  Accountants  to  furnish  a  report  (the  "Accountant's
Attestation")  to the Trust  Administrator  and the  Depositor,  to the effect that (i) it has  obtained a representation  regarding  certain matters from the management of such party,  which includes an assertion that  such  party  has  complied  with  the  Relevant  Servicing  Criteria,  and  (ii) on the  basis of an examination  conducted by such firm in accordance  with standards for  attestation  engagements  issued or adopted  by the  PCAOB,  it is  expressing  an opinion as to  whether  such  party's  compliance  with the
Relevant Servicing  Criteria was fairly stated in all material  respects,  or it cannot express an overall opinion  regarding such party's  assessment of compliance  with the Relevant  Servicing  Criteria.  In the event that an overall opinion cannot be expressed,  such registered  public accounting firm shall state in such report why it was unable to express such an opinion.  Such report must be  available  for general use and not contain restricted use language.

                  Promptly  after  receipt of such  Accountant's  Attestations  from the Master  Servicer, each  Servicer,  each  Designated  Servicer,  each  Custodian,  the Trust  Administrator  or any Servicing
Function  Participant  engaged  by such  parties,  (i) the  Depositor  shall  review the  report  and,  if applicable,  consult  with  such  parties  as to the  nature  of any  defaults  by  such  parties,  in the fulfillment of any of each such party's  obligations  hereunder or under any other  applicable  agreement, and (ii) the Trust  Administrator  shall  confirm that each  Assessment  of  Compliance is coupled with an
Accountant's  Attestation  meeting the requirements of this  Section 13.08 and notify the Depositor of any exceptions.  None of such parties shall be required to deliver any such assessments  until April 15 in any given year so long as it has received  written  confirmation  from the  Depositor  that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.

                  The  Master  Servicer  shall  include  each  such  attestation  furnished  to it by  the
Servicers  with  its  own  attestation  to be  submitted  to the  Trust  Administrator  pursuant  to  this
Section 13.08.

                  In the  event  the  Master  Servicer,  the  Trust  Administrator,  the  Custodians,  any
Servicer or any Servicing  Function  Participant  engaged by any such party,  is  terminated,  assigns its rights  and  duties  under,  or  resigns  pursuant  to the terms of,  this  Agreement,  or any  applicable
Custodial  Agreement,  Servicing  Agreement  or  sub-servicing  agreement,  as the case may be, such party shall, at its sole expense,  cause a registered public accounting firm to provide an attestation  pursuant to this  Section 13.08,  or  such  other  applicable  agreement,  notwithstanding  any  such  termination, assignment or resignation.

                  The Master  Servicer shall enforce any  obligation of the  Designated  Servicers and the
Custodians,  to the  extent  set forth in the  related  Designated  Servicing  Agreement  and the  related
Custodial  Agreement,  as applicable,  to deliver to the Master Servicer an attestation as may be required pursuant  to, the related  Designated  Servicing  Agreement  or Custodial  Agreement  as  applicable.  The
Master  Servicer  shall  include  each  such  attestation  with  its own  Accountant's  Attestation  to be submitted to the Trust Administrator pursuant to this Section 13.08.

SECTION 13.09.    Sarbanes-Oxley Certification

                  Each  Form 10-K  shall  include a  certification  (the  "Sarbanes-Oxley  Certification")
required  to be  included  therewith  pursuant  to the  Sarbanes-Oxley  Act.  Each  Servicer,  the  Master
Servicer and the Trust Administrator shall provide,  and each Servicer,  the Master Servicer and the Trust
Administrator  shall cause any Servicing Function  Participant engaged by it to, provide to the Person who signs the  Sarbanes-Oxley  Certification (the "Certifying  Person"),  by March 1 of each year in which the
Trust is subject to the  reporting  requirements  of the  Exchange Act and  otherwise  within a reasonable period of time upon request,  a  certification  (each,  a "Back-Up  Certification"),  in the form attached hereto as Exhibit V,  upon which the Certifying  Person,  the entity for which the Certifying  Person acts as an officer,  and such entity's  officers,  directors and Affiliates  (collectively  with the Certifying
Person,  "Certification  Parties")  can  reasonably  rely.  The  Depositor  shall serve as the  Certifying
Person  on  behalf  of the  Trust.  In the event the  Master  Servicer,  the  Trust  Administrator  or any
Servicing  Function  Participant  engaged by such party is terminated or resigns  pursuant to the terms of this Agreement,  or any applicable  Subservicing Agreement, as the case may be, such party shall provide a
Back-Up  Certification to the Certifying Person pursuant to this  Section 13.09 with respect to the period of time it was subject to this Agreement or any applicable Subservicing Agreement, as the case may be.

                  The Master  Servicer shall enforce any obligation of the  Designated  Servicers,  to the extent set forth in the  related  Designated  Servicing  Agreement,  to  deliver to the Master  Servicer a certification  similar to the Back-Up  Certification as may be required pursuant to the related Designated
Servicing Agreement.

SECTION 13.10.    Indemnification

                  Each  party  required  to  deliver  an  Assessment  of  Compliance  and an  Accountant's
Attestation  and/or an Item 1123  Certification  under  Article XIII  (each, a  "Responsible  Party) shall indemnify and hold  harmless the Trust  Administrator,  the Master  Servicer and the Depositor and each of their  directors,  officers,  employees,  agents,  and  affiliates  from and  against  any and all claims, losses, damages,  penalties,  fines,  forfeitures,  reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by such  Responsible  Party of any if its obligations  under this Article XIII  including  particularly its obligation to provide any Assessment of Compliance and an Accountant's  Attestation and/or an Item 1123 Certification or any information,  data or material  required to be included in any Exchange Act report,  (b) any  misstatement or omission in any information,  data  or  materials  provided  by such  Responsible  Party  (or,  in the  case of the  Trust
Administrator or Master  Servicer,  any material  misstatement of material  omission in (i) any Compliance
Statement,  Assessment of Compliance or Attestation  report delivered by it, or by any Servicing  Function
Participant  engaged by it, pursuant to this  Agreement,  or (ii) any Additional  Form 10-D  Disclosure or
Additional  Form 10-K  Disclosure  concerning the Master Servicer or the Trust  Administrator,  or (c) the
negligence,  bad faith or willful  misconduct of such Responsible Party in connection with the performance of any if its  obligations  hereunder.  If the  indemnification  provided  for  herein is  unavailable  or insufficient to hold harmless the Master Servicer,  the Trust  Administrator  or the Depositor,  then each
Responsible  Party  agrees  that  it  shall  contribute  to the  amount  paid  or  payable  by  the  Trust
Administrator,  the Master Servicer or the Depositor,  as applicable,  as a result of any claims,  losses, damages or liabilities  incurred by the Master  Servicer,  the Trust  Administrator  or the Depositor,  as
applicable,  in such  proportion as is appropriate  to reflect the relative fault of the Master  Servicer, the Trust  Administrator or the Depositor,  as applicable,  on the one hand and such Responsible Party, on the other.  This  indemnification  shall survive the  termination of this Agreement or the  termination of any party to this Agreement.

                  IN WITNESS  WHEREOF,  the Depositor,  the Seller,  the Trust  Administrator,  the Master
Servicer,  the  Trustee,  the Special  Servicer  and the  Servicers  have caused  their names to be signed hereto by their respective officers thereunto duly authorized all as of the date first written above.

                                                     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES
                                                     CORP.,
                                                     as Depositor

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     DLJ MORTGAGE CAPITAL, INC.,
                                                     as Seller

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     WELLS FARGO BANK, N.A.,
                                                     as Trust Administrator and as Master Servicer

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     U.S. BANK NATIONAL ASSOCIATION,
                                                     as Trustee

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     WELLS FARGO BANK, N.A.,
                                                     as a Servicer

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     GREENPOINT MORTGAGE FUNDING, INC.,
                                                     as a Servicer

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     SELECT PORTFOLIO SERVICING, INC.,
                                                     as a Servicer and Special Servicer

                                                     By:______________________________________
                                                     Name:
                                                     Title:

STATE OF NEW YORK          )
         : ss.:
COUNTY OF NEW YORK         )

On this __ day of July,  2006,  before me,  personally  appeared  _____________,  known to me to be a Vice
President of Credit Suisse First Boston Mortgage  Securities  Corp., one of the corporations that executed the  within  instrument,  and  also  known  to me to be the  person  who  executed  it on  behalf  of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                     Notary Public
[NOTARIAL SEAL]

STATE OF NEW YORK          )
         : ss.:
COUNTY OF NEW YORK         )

On the __ day of  July,  2006,  before  me,  personally  appeared  ____________,  known to me to be a Vice
President of DLJ Mortgage  Capital,  Inc., one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said  corporation,  and  acknowledged to me that such corporation executed the within instrument.

IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              Notary Public
[NOTARIAL SEAL]

STATE OF                   )
         : ss.:
COUNTY OF                  )

On the _____ day of July,  2006  before me, a Notary  Public in and for said  State,  personally  appeared
____________________,  known to me to be a  __________________  of GreenPoint Mortgage Funding,  Inc., the
company  that  executed  the within  instrument  and also known to me to be the person who  executed it on behalf of said  company,  and  acknowledged  to me that  such  banking  corporation  executed  the  within instrument.

IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                     Notary Public

                                                     _________________________________________

[NOTARIAL SEAL]

STATE OF _____________)
         : ss.:
COUNTY OF _____________)

On the _____ day of July,  2006  before me, a Notary  Public in and for said  State,  personally  appeared
____________________,  known to me to be a  __________________  of SPS, the Utah corporation that executed the  within  instrument  and  also  known  to me to be the  person  who  executed  it on  behalf  of  said corporation, and acknowledged to me that such limited partnership executed the within instrument.

IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

 STATE OF                           )
         : ss.:
COUNTY OF                           )

On the _____ day of July,  2006  before me, a Notary  Public in and for said  State,  personally  appeared
____________________,  known to me to be a  __________________  of Wells Fargo Bank,  N.A.,  the  national banking  association  that  executed  the  within  instrument  and also  known to me to be the  person who executed it on behalf of said  national  banking  association,  and  acknowledged  to me that such banking corporation executed the within instrument.

IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

STATE OF                   )
         : ss.:
COUNTY OF                  )

On the _____ day of July,  2006  before me, a Notary  Public in and for said  State,  personally  appeared
____________________,  known to me to be a  __________________  of Wells Fargo Bank,  N.A.,  the  national banking  association  that  executed  the  within  instrument  and also  known to me to be the  person who executed it on behalf of said  national  banking  association,  and  acknowledged  to me that such banking corporation executed the within instrument.

IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

 STATE OF NEW YORK         )
         : ss.:
COUNTY OF NEW YORK         )

On the _____ day of July,  2006  before me, a Notary  Public in and for said  State,  personally  appeared
____________________,  known to me to be a  __________________  of U.S.  Bank  National  Association,  the
national  banking  association  that executed the within  instrument and also known to me to be the person who  executed  it on  behalf  of said  national  banking  association,  and  acknowledged  to me that such national banking association executed the within instrument.

IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

EXHIBIT A

FORM OF CLASS A CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

A-1

Certificate No.               :1

Cut-off Date	:	July 1, 2006
First Distribution Date	:	August 25, 2006

Initial Certificate Balance

of this Certificate

(“Denomination”)	:

Initial Certificate Balances

of all Certificates

of this Class	:
CUSIP	:
Pass-Through Rate	:	Variable
Maturity Date	:	August 2036

A-2

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Credit Suisse First Boston Mortgage Securities Corp.,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-3

Class [__]-A-[__]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer and servicer, U.S. Bank National Association, as trustee, and Select Portfolio Servicing, Inc., as a servicer and as special servicer. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

A-3

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: ___________________

WELLS FARGO BANK, N.A.

as Trust Administrator

By

Countersigned:

By ___________________________

Authorized Signatory of

WELLS FARGO BANK, N.A.

as Trust Administrator

A-4

EXHIBIT B

FORM OF CLASS 4-M CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

B-1

Certificate No.           :1

Cut-off Date	:	July 1, 2006
First Distribution Date	:	August 25, 2006

Initial Certificate Balance

of this Certificate

(“Denomination”)	:

Initial Certificate Balances

of all Certificates

of this Class	:

CUSIP	:
Pass-Through Rate	:	Variable
Maturity Date	:	August 2036

B-2

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2006-3,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-3

Class [__]-M-[__]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer and servicer, U.S. Bank National Association, as trustee, and Select Portfolio Servicing, Inc., as a servicer and as special servicer. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

B-3

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: __________________

WELLS FARGO BANK, N.A.

as Trust Administrator

By

Countersigned:

By ___________________________

Authorized Signatory of

WELLS FARGO BANK, N.A.

as Trust Administrator

B-4

EXHIBIT C

FORM OF CLASS [__]-B CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, AN ERISA-RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM. IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

C-1

Certificate No.           :1

Cut-off Date	:	July 1, 2006
First Distribution Date	:	August 25, 2006

Initial Certificate Balance

of this Certificate

(“Denomination”)	:

Initial Certificate Balances

of all Certificates

of this Class	:

Percentage Interest	:	100%
CUSIP	:
Pass-Through Rate	:	Variable
Maturity Date	:	August 2036

C-2

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2006-3,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-3

Class [__]-B-[__]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [_____________________________________________], is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer and servicer, U.S. Bank National Association, as trustee, and Select Portfolio Servicing, Inc., as a servicer and as special servicer. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

[For Privately Offered Certs only] [No transfer of this Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer and (i) deliver a letter in substantially the form of either Exhibit L and either (A) Exhibit M 1, provided that all of the Certificates of the Class shall be transferred to one investor or the Depositor otherwise consents to such transfer, or (B) Exhibit M-2 or (ii) there shall be delivered to the Trust Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Holder hereof desiring to affect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

Pursuant to Section 6.02(f) of the Agreement, no transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such ERISA-Restricted Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to

C-3

Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement which representation letter shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund, (ii) if the purchaser is an insurance company and the ERISA-Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer or any other Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund. In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the trustee by the transferee’s acceptance of an ERISA-Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form. In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a plan or arrangement or person using a plan’s or arrangement’s assets is attempted without the delivery to the Trustee of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

C-4

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: __________________

WELLS FARGO BANK, N.A.

as Trust Administrator

By

Countersigned:

By ___________________________

Authorized Signatory of

WELLS FARGO BANK, N.A.

as Trust Administrator

C-5

EXHIBIT D-1

FORM OF CLASS AR CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF “RESIDUAL INTERESTS” ISSUED BY “REAL ESTATE MORTGAGE INVESTMENT CONDUITS,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR A TRANSFEREE AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR ARRANGEMENT, OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO ERISA OR TO THE CODE SHALL BE VOID AND OF NO EFFECT.

D-1-1

Certificate No.           :1

Cut-off Date	:	July 1, 2006
First Distribution Date	:	August 25, 2006

Initial Certificate Balance

of this Certificate

(“Denomination”)	:

Initial Certificate Balances

of all Certificates

of this Class	:

CUSIP	:
Pass-Through Rate	:	Variable
Maturity Date	:	August 2036

D-1-2

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2006-3,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-3

Class AR

evidencing a percentage interest in the distributions allocable to the Class AR Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that Credit Suisse Securities (USA) LLC, is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer and servicer, U.S. Bank National Association, as trustee, and Select Portfolio Servicing, Inc., as a servicer and as special servicer. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class AR Certificate at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York.

Pursuant to the Agreement, no transfer of this Residual Certificate shall be made unless the Trust Administrator shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement which representation letter shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund. In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trust Administrator by the transferee’s acceptance of this Residual Certificate or by any beneficial owner who purchases an interest in this Certificate in book-entry form. In the event that a representation is violated, or any attempt to transfer this Residual Certificate to a plan or arrangement or person using a plan’s or arrangement’s assets is attempted, the attempted transfer or acquisition of this Certificate shall be void and of no effect.

D-1-3

Each Holder of this Class AR Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class AR Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class AR Certificate may be transferred without delivery to the Trust Administrator of a transfer affidavit of the initial owner or the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class AR Certificate must agree to require a transferee affidavit from any other person to whom such person attempts to transfer its Ownership Interest in this Class AR Certificate as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class AR Certificate must agree not to transfer an Ownership Interest in this Class AR Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class AR Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

D-1-4

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: __________________

WELLS FARGO BANK, N.A.

as Trust Administrator

By

Countersigned:

By ___________________________

Authorized Signatory of

WELLS FARGO BANK, N.A.

as Trust Administrator

D-1-5

EXHIBIT D-2

FORM OF CLASS AR-L CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR A TRANSFEREE AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR ARRANGEMENT, OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO ERISA OR TO THE CODE SHALL BE VOID AND OF NO EFFECT.

D-2-1

Certificate No.           :1

Cut-off Date	:	July 1, 2006
First Distribution Date	:	August 25, 2006

Initial Certificate Balance

of this Certificate

(“Denomination”)	:

Initial Certificate Balances

of all Certificates

of this Class	:

CUSIP	:
Pass-Through Rate	:	Variable
Maturity Date	:	August 2036

D-2-2

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2006-3,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-3

Class AR-L

evidencing a percentage interest in the distributions allocable to the Class AR-L Certificates with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [__________________________________], is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer and servicer, U.S. Bank National Association, as trustee, and Select Portfolio Servicing, Inc., as a servicer and as special servicer. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class AR-L Certificate at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York.

Pursuant to the Agreement, no transfer of this Residual Certificate shall be made unless the Trust Administrator shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement which representation letter shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund. In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trust Administrator by the transferee’s acceptance of this Residual Certificate or by any beneficial owner who purchases an interest in this Certificate in book-entry form. In the event that a representation is violated, or any attempt to transfer this Residual Certificate to a plan or arrangement or person using a plan’s or arrangement’s assets is attempted, the attempted transfer or acquisition of this Certificate shall be void and of no effect.

D-2-3

Each Holder of this Class AR-L Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class AR-L Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class AR-L Certificate may be transferred without delivery to the Trust Administrator of a transfer affidavit of the initial owner or the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class AR-L Certificate must agree to require a transferee affidavit from any other person to whom such person attempts to transfer its Ownership Interest in this Class AR-L Certificate as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class AR-L Certificate must agree not to transfer an Ownership Interest in this Class AR-L Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class AR-L Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

D-2-4

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: __________________

WELLS FARGO BANK, N.A.

as Trust Administrator

By

Countersigned:

By ___________________________

Authorized Signatory of

WELLS FARGO BANK, N.A.

as Trust Administrator

D-2-5

EXHIBIT E

FORM OF CLASS P CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT, OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUST ADMINISTRATOR BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM. IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON ACTING ON BEHALF OF A PLAN OR USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUST ADMINISTRATOR OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

E-1

Certificate No.           :P-1

Cut-off Date	:	July 1, 2006
First Distribution Date	:	August 25, 2006
Percentage Interest	:	____%
CUSIP	:
Maturity Date	:	August 2036

E-2

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2006-3,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-3,

Class P

evidencing a 100% Percentage Interest in the distributions allocable to the Class P Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that _____________________________, is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer and servicer, U.S. Bank National Association, as trustee, and Select Portfolio Servicing, Inc., as a servicer and as special servicer. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

No transfer of this Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer and (i) deliver a letter in substantially the form of either Exhibit L and either (A) Exhibit M-1, provided that all of the Certificates of the Class shall be transferred to one investor or the Depositor otherwise consents to such transfer, or (B) Exhibit M-2 or (ii) there shall be delivered to the Trust Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

Pursuant to the Agreement, no transfer of an ERISA-Restricted Certificate shall be made unless the Trust Administrator shall have received either (i) a representation letter from the transferee of such ERISA-Restricted Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to

E-3

Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement which representation letter shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund, (ii) if the purchaser is an insurance company and the ERISA-Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer or any other Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund. In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trust Administrator by the transferee’s acceptance of an ERISA-Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form. In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a plan or arrangement or person using a plan’s or arrangement’s assets is attempted without the delivery to the Trust Administrator of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth following the signature page hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

On any Distribution Date on which the Stated Principal Balance of Mortgage Loans in such Loan Groups as are specified in the Agreement are less than those percentages set forth in the Agreement, all remaining Mortgage Loans in such Loan Groups and all property acquired in respect of such Mortgage Loans may be purchased as provided in the Agreement. In the event that no such purchase occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the related Cut-off Date. Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

E-4

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: _______________________

WELLS FARGO BANK, N.A.

as Trust Administrator

By

Countersigned:

By ___________________________

Authorized Signatory of

WELLS FARGO BANK, N.A.

as Trust Administrator

E-5

EXHIBIT F

FORM OF CLASS [__]-X CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT, OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUST ADMINISTRATOR BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM. IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON ACTING ON BEHALF OF A PLAN OR USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

F-1

Certificate No.           :1

Cut-off Date	:	July 1, 2006
First Distribution Date	:	August 25, 2006

Initial Notional Amount of this

Certificate (“Denomination”)	:

Initial Class Notional Amount of

all Certificates of this Class	:
Percentage Interest	:	100%
CUSIP	:
Pass-Through Rate	:	N/A
Maturity Date	:	August 2036

F-2

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2006-3,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-3

Class [__]-X

evidencing a 100% Percentage Interest in the distributions allocable to the Class [__]-X Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [_____________________________________________], is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as trust administrator, master servicer and servicer, U.S. Bank National Association, as trustee, and Select Portfolio Servicing, Inc., as a servicer and as special servicer. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

No transfer of this Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer and (i) deliver a letter in substantially the form of either Exhibit L and either (A) Exhibit M 1, provided that all of the Certificates of the Class shall be transferred to one investor or the Depositor otherwise consents to such transfer, or (B) Exhibit M 2 or (ii) there shall be delivered to the Trust Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

Pursuant to the Agreement, no transfer of an ERISA-Restricted Certificate shall be made unless the Trust Administrator shall have received either (i) a representation letter from the transferee of such ERISA-Restricted Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to

F-3

Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement which representation letter shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund, (ii) if the purchaser is an insurance company and the ERISA-Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer or any other Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund. In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trust Administrator by the transferee’s acceptance of an ERISA-Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form. In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a plan or arrangement or person using a plan’s or arrangement’s assets is attempted without the delivery to the Trust Administrator of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

On any Distribution Date on which the Stated Principal Balance of Mortgage Loans in such Loan Groups as are specified in the Agreement are less than those percentages set forth in the Agreement, all remaining Mortgage Loans in such Loan Groups and all property acquired in respect of such Mortgage Loans may be purchased as provided in the Agreement. In the event that no such purchase occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the related Cut-off Date. Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

F-4

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: __________________

WELLS FARGO BANK, N.A.

as Trust Administrator

By

Countersigned:

By ___________________________

Authorized Signatory of

WELLS FARGO BANK, N.A.

as Trust Administrator

F-5

EXHIBIT G

FORM OF REVERSE OF CERTIFICATES

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Adjustable Rate Mortgage Trust 2006-3,

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-3

Class [__]-[__]-[__]

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-3, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form on such Distribution Date, the close of business on the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to the LIBOR Certificates held in Book-Entry Form on such Distribution Date, the close of business on the Business Day immediately preceding such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Seller, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the

G-1

Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, the Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, the Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Seller, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the Stated Principal Balance of Mortgage Loans in such Loan Groups as are specified in the Agreement are less than those percentages set forth in the Agreement, all remaining Mortgage Loans in such Loan Groups and all property acquired in respect of such Mortgage Loans may be purchased as provided in the Agreement. In the event that no such purchase occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the related Cut-off Date. Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

G-2

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
,
for the account of		,
account number	, or, if mailed by check, to
______________________________________________________________________________ ______________________________________________________________________________
Applicable statements should be mailed to
______________________________________________________________________________ ______________________________________________________________________________

This information is provided by, the assignee named above, or, as its agent.

G-3

EXHIBIT H-1

FORM OF SERVICER INFORMATION

The following information will be emailed to the Master Servicer by each Servicer and to the Trust Administrator by the Master Servicer:

Standard File Layout - Master Servicing
Column Name	Description	Decimal	Format Comment	Max Size
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 10 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
BORROWER_NAME	The borrower name as received in the file. It is not separated by first and last name.		Maximum length of 30 (Last, First)	30
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
			Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase, 70=REO	2
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.

H-1-1

INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11

H-1-2

EXHIBIT H-2

REPORTING DATA FOR DEFAULTED LOANS

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY

H-2-1

REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY

H-2-2

VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

H-2-3

Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•	ASUM-	Approved Assumption
•	BAP-	Borrower Assistance Program
•	CO-	Charge Off
•	DIL-	Deed-in-Lieu
•	FFA-	Formal Forbearance Agreement
•	MOD-	Loan Modification
•	PRE-	Pre-Sale
•	SS-	Short Sale
•	MISC-	Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•	Mortgagor
•	Tenant
•	Unknown
•	Vacant

The Property Condition field should show the last reported condition of the property as follows:

•	Damaged
•	Excellent
•	Fair
•	Gone
•	Good
•	Poor
•	Special Hazard
•	Unknown

H-2-4

EXHIBIT H-3

FORM OF REALIZED LOSS CALCULATION

Calculation of Realized Loss/Gain Form 332– Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.

The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.	Complete as applicable. Required documentation:

* For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

* For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

* Other expenses -  copies of corporate advance history showing all payments

* REO repairs > $1500 require explanation

* REO repairs >$3000 require evidence of at least 2 bids.

* Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Servicing Officer Certification

* Unusual or extraordinary items may require further documentation.

13.	The total of lines 1 through 12.

Credits:

14-21.	Complete as applicable. Required documentation:

* Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

Letter of Proceeds Breakdown.

* Copy of EOB for any MI or gov't guarantee

* All other credits need to be clearly defined on the 332 form

H-3-1

22.	The total of lines 14 through 21.

Please Note:	For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.	The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

H-3-2

Prepared by: __________________	Date: _______________
Phone: ______________________	Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type: REO Sale	3rd Party Sale	Short Sale	Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown	Yes	No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)	Actual Unpaid Principal Balance of Mortgage Loan	$ ______________	(1)
(2)	Interest accrued at Net Rate	________________	(2)
(3)	Accrued Servicing Fees	________________	(3)
(4)	Attorney's Fees	________________	(4)
(5)	Taxes (see page 2)	________________	(5)
(6)	Property Maintenance	________________
	(6)
(7)	MI/Hazard Insurance Premiums (see page 2)	________________	(7)
(8)	Utility Expenses	________________	(8)
(9)	Appraisal/BPO	________________	(9)

(10)    Property Inspections ________________(10)

(11)	FC Costs/Other Legal Expenses	________________	(11)
(12)	Other (itemize)	________________	(12)
	Cash for Keys__________________________	________________	(12)
	HOA/Condo Fees_______________________	________________	(12)
	______________________________________	________________	(12)

Total Expenses	$ _______________	(13)

Credits:

(14)	Escrow Balance	$ _______________	(14)

(15)    HIP Refund________________(15)

(16)	Rental Receipts	________________	(16)

H-3-3

(17)    Hazard Loss Proceeds________________(17)

(18)    Primary Mortgage Insurance / Gov’t Insurance________________(18a) HUD Part A

________________ (18b) HUD Part B

(19)    Pool Insurance Proceeds________________(19)

(20)    Proceeds from Sale of Acquired Property________________(20)

(21)	Other (itemize)	________________	(21)
_________________________________________		________________	(21)

Total Credits	$________________	(22)
Total Realized Loss (or Amount of Gain)	$________________	(23)

H-3-4

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

H-3-5

EXHIBIT I

FORM OF TRUST RECEIPT AND INITIAL CERTIFICATION

[_________________, 200_]

U.S. Bank National Association

as Trustee for the

Adjustable Rate Mortgage Trust 2006-3

Corporate Trust Services/Structured Finance

60 Livingston Avenue, EP MN WS3D

St. Paul, Minnesota 55107

Wells Fargo Bank, N.A.,

as Trust Administrator and Master Servicer for the

Adjustable Rate Mortgage Trust 2006-3

9062 Old Annapolis Road,

Columbia, MD 21045

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue

New York, New York 10010

Attention: Peter Sack

Re:	Custodial Agreement, dated as of July 1, 2006, among U.S. Bank National Association, as Trustee, Wells Fargo Bank, N.A., as Trust Administrator, and [_______________], as Custodian.

Ladies and Gentlemen:

In accordance with the provisions of Section 4 of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies as to each Mortgage Loan in the Mortgage Loan Schedule that (i) it has received the original Mortgage Note and Assignment of Mortgage with respect to each Mortgage Loan identified on the Mortgage Loan Schedule attached hereto and (ii) such Mortgage Note has been reviewed by it and appears regular on its face and relates to such Mortgage Loan. The Custodian makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Custodial File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

The Custodian hereby confirms that it is holding each such Mortgage Note, Assignment of Mortgage and Assignment of Note as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of the Trustee pursuant to the terms and conditions of the Custodial Agreement.

This Trust Receipt and Initial Certification is not divisible or negotiable.

The Custodian will accept and act on instructions with respect to the Mortgage Loans subject hereto upon surrender of this Trust Receipt and Initial Certification at its office at [CUSTODIAN ADDRESS], Attention: Document Custodian.

I-1

Capitalized terms used herein shall have the meaning ascribed to them in the Custodial Agreement.

[_______________________________],

as Custodian

By:

Name:

Title:

I-2

EXHIBIT J

FORM OF TRUST RECEIPT AND FINAL CERTIFICATION

[date]

U.S. Bank National Association

as Trustee for the

Adjustable Rate Mortgage Trust 2006-3

Corporate Trust Services/Structured Finance

60 Livingston Avenue, EP MN WS3D

St. Paul, Minnesota 55107

Wells Fargo Bank, N.A.,

as Trust Administrator and Master Servicer for the

Adjustable Rate Mortgage Trust 2006-3

9062 Old Annapolis Road,

Columbia, MD 21045

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue

New York, New York 10010

Attention: Peter Sack

Re:	Custodial Agreement, dated as of July 1, 2006, among U.S. Bank National Association, as Trustee, Wells Fargo Bank, N.A., as Trust Administrator, and [____________________], as Custodian

Ladies and Gentlemen:

In accordance with the provisions of Section [5][6] of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto) it has reviewed the Custodial Files and has determined that (i) all documents required to be delivered to it pursuant to Sections 2(i)-(ix) of the Custodial Agreement are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and related to such Mortgage Loan; (iii) all Assignments of Mortgage or intervening assignments of mortgage, as applicable, have been submitted for recording in the jurisdictions in which recording is necessary; and (iv) each Mortgage Note has been endorsed as provided in Section 2(ii) of the Custodial Agreement and each Mortgage has been assigned in accordance with Section 2(vi) of the Custodial Agreement. The Custodian makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Custodial File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

The Custodian hereby confirms that it is holding each such Custodial File as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of Trustee pursuant to the terms and conditions of the Custodial Agreement.

This Trust Receipt and Final Certification is not divisible or negotiable.

J-1

The Custodian will accept and act on instructions with respect to the Mortgage Loans subject hereto upon surrender of this Trust Receipt and Initial Certification at its office at [CUSTODIAN ADDRESS], Attention: Document Custodian.

Capitalized terms used herein shall have the meaning ascribed to them in the Custodial Agreement.

[_______________________________],

as Custodian

By:

Name:

Title:

J-2

EXHIBIT K

FORM OF REQUEST FOR RELEASE

[date]

To: U.S. Bank National Association

In connection with the administration of the Mortgage Loans held by you as Trustee under the Pooling and Servicing Agreement, dated as of July 1, 2006, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Select Portfolio Servicing, Inc., as a servicer and as special servicer, U.S. Bank National Association, as trustee, and Wells Fargo Bank, N.A., as a servicer, master servicer and trust administrator (the “Pooling and Servicing Agreement”), the undersigned hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor’s Name:

Address:

Loan No.:

Reason for requesting file:

____	1.

Mortgage Loan paid in full.
(The Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____	2.	Mortgage Loan repurchased.(The Servicer hereby certifies that the Purchase Price has been credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____	3.	The Mortgage Loan is being foreclosed.

____	4.	Other. (Describe)

The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned, except if the Mortgage Loan has been paid in full or repurchased (in which case the Mortgage File will be retained by us permanently) when no longer required by us for such purpose.

K-1

Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

[NAME OF SERVICER]

By:
Name:
Title:

K-2

EXHIBIT L

FORM OF TRANSFEROR CERTIFICATE

[date]

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue, 4th Floor

New York, NY 10010

Attention: Peter Sack

[Trust Administrator]

Re:	[__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the “Act”), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act, (c) to the extent we are disposing of a Class AR Certificate, we have no knowledge the Transferee is not a Permitted Transferee and (d) to the extent we are disposing of a Certificate in reliance upon Regulation S under the Act, that such transfer has been effected pursuant to and in accordance with Regulation S under the Act, and accordingly that:

(1)	the offer of the Certificates was not made to a person in the United States;
[(2)

at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;]*

[(2)

the transaction was executed in, on or through the facilities of a designated offshore securities market and neither us nor any person acting on our behalf knows that the transaction was prearranged with a buyer in the United States;]*

* Insert one of these two provisions.

(3)	no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and
(4)	the transaction is not part of a plan or scheme to evade the registration requirements of the Act.

Very truly yours,

Print Name of Transferor

By:

Authorized Officer

L-1

EXHIBIT M-1

FORM OF INVESTMENT LETTER

[date]

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue, 4th Floor

New York, NY 10010

Attention: Peter Sack

[Trust Administrator]

Re:	[__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor,” as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan or arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we using the assets of any such plan or arrangement, (ii) we are providing an Opinion of Counsel which establishes to the reasonable satisfaction of the Trust Administrator that the purchase and holding of ERISA-Restricted Certificates by, on behalf of or with “plan assets” of such plan or arrangement will not result in non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer or any other Servicer to any obligation in addition to those undertaken in this Agreement or (iii) if, in the case of ERISA-Restricted Certificates that have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company, we are purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

M-1-1

Very truly yours,

Print Name of Transferor

By:

Authorized Officer

M-1-2

EXHIBIT M-2

FORM OF RULE 144A LETTER

[date]

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue, 4th Floor

New York, NY 10010

Attention: Peter Sack

[Trust Administrator]

Re:	[__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan or arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we using the assets of any such plan or arrangement, (ii) we are providing an Opinion of Counsel which establishes to the reasonable satisfaction of the Trust Administrator that the purchase and holding of ERISA-Restricted Certificates by, on behalf of or with “plan assets” of such plan will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer or any other Servicer to any obligation in addition to those undertaken in this Agreement or (iii) if, in the case of an ERISA-Restricted Certificates that have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company, we are purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Act (“Rule 144A”) and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, (g) we are aware that the sale to us is being made in reliance on Rule 144A, and (i) we are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (A) to a person reasonably believed to be a

M-2-1

qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (B) pursuant to another exemption from registration under the Act.

Very truly yours,

Print Name of Transferor

By:

Authorized Officer

M-2-2

EXHIBIT M-3

FORM OF REGULATION S LETTER

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue, 4th Floor

New York, NY 10010

Attention: Peter Sack

[Trust Administrator]

Re:	[__________________] Mortgage-Backed Pass-Through Certificates, Series 200 - (the “Certificates”)

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan or arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we using the assets of any such plan or arrangement, (ii) we are providing an Opinion of Counsel which establishes to the reasonable satisfaction of the Trust Administrator that the purchase and holding of ERISA-Restricted Certificates by, on behalf of or with “plan assets” of such plan will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer or any other Servicer to any obligation in addition to those undertaken in this Agreement or (iii) if, in the case of an ERISA-Restricted Certificates that have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company, we are purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are not a “U.S. person” within the meaning of Regulation S under the Act (a “Non-U.S. Person”), (g) we are aware that the sale to us is being made in reliance on Regulation S, and (h) we are acquiring the Certificates for our own account or for resale pursuant to Regulation S under the Act and further, understand that such Certificates may be resold, pledged or transferred only (A) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in

M-3-1

reliance on Rule 144A, (B) to a Non-U.S. Person in accordance with Regulation S under the Act or (C) pursuant to another exemption from registration under the Act.

Very truly yours,

[Print Name of Transferee]

By:

Name:

Title:

M-3-2

EXHIBIT N

FORM OF TRANSFEREE AFFIDAVIT AND AGREEMENT

STATE OF	)
: ss.:
COUNTY OF	)

[NAME OF OFFICER], being first duly sworn, deposes and says:

1.      That he is [Title of Officer] or [Name of Owner] (record or beneficial owner (the “Owner”) of the Class [AR/AR-L] Certificates (the “Class [AR/AR-L] Certificates”)), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

2.      That the Owner (i) is not and will not be a “disqualified organization” as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class [AR/AR-L] Certificates, and (iii) is acquiring the Class [AR/AR-L] Certificates for its own account. A “Permitted Transferee” is any person other than a “disqualified organization.” (For this purpose, a “disqualified organization” means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers’ cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.      That the Owner is aware (i) of the tax that would be imposed on transfers of Class [AR/AR-L] Certificates to disqualified organizations under the Code; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [AR/AR-L] Certificates may be “noneconomic residual interests” within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

4.      That the Owner is aware of the tax imposed on a “pass-through entity” holding Class [AR/AR-L] Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a “pass through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5.      That the Owner is aware that the Trustee will not register the Transfer of any Class [AR/AR-L] Certificates unless the transferee, or the transferee’s agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The

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Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

6.      That the Owner has reviewed the restrictions set forth on the face of the Class [AR/AR-L] Certificates and the provisions of Section 6.02 of the Pooling and Servicing Agreement under which the Class [AR/AR-L] Certificates were issued. The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

7.      That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class [AR/AR-L] Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

8.	That the Owner’s Taxpayer Identification Number is ________________.

9.      That the Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any State thereof or the District of Columbia, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

10.    That no purpose of the Owner relating to the purchase of the Class [AR/AR-L] Certificate by the Owner is or will be to impede the assessment or collection of tax.

11.    That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

12.    That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

13.    That no purpose of the Owner relating to any sale of the Class [AR/AR-L] Certificate by the Owner will be to impede the assessment or collection of tax.

14.    The Owner hereby agrees to cooperate with the Trustee and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the Trust Fund.

15.    That the Owner is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (a “Plan”), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with “plan assets” of any Plan.

16.    The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the Trust Fund or result in the imposition of tax on the Trust Fund unless counsel for, or acceptable to, the Trustee has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

17.    The Owner has provided financial statements or other financial information requested by the transferor in connection with the transfer of the Residual Certificates to permit the transferor to assess the financial capability of the Owner to pay any such taxes.

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IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of ___________.

[NAME OF OWNER]

By:

[Name of Officer]
[Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

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Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this _____ day of _______________________.

NOTARY PUBLIC

COUNTY OF

STATE OF

My Commission expires the _____ day of __________________, 20____.

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EXHIBIT O

FORM OF TRANSFER CERTIFICATE

[date]

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue, 4th Floor

New York, New York 10010

Attention: Peter Sack

[_____________________]

[_____________________]

[_____________________]

Re:	[_________________________] Mortgage Backed Pass Through Certificates, Series 200_ ___, Class AR (the “Certificates”)

Ladies and Gentlemen:

This letter is delivered to you in connection with the sale by _________________ (the “Seller”) to ____________________________________ (the “Purchaser”) of a _______% Percentage Interest in the above referenced Certificates, pursuant to Section 6.02 of the Pooling and Servicing Agreement dated as of July 1, 2006, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Select Portfolio Servicing, Inc., as a servicer and as special servicer, U.S. Bank National Association, as trustee, and Wells Fargo Bank, N.A., as a servicer, master servicer and trust administrator (the “Pooling and Servicing Agreement”). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

1.      No purpose of the Seller relating to sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of any tax.

2.      The Seller understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit N. The Seller does not know or believe that any representation contained therein is false.

3.      The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

4.      The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificate.

5.      The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

6.      The Purchaser has represented to the Seller that, if the Certificate constitutes a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may

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incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificate as they become due.

Very truly yours,

[SELLER]

By:

Name:
Title:

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EXHIBIT P

FORM OF SPS MORTGAGE LOANS REPORT

DATA AND FORMAT TO BE PROVIDED BY SPS TO THE MASTER SERVICER

(in Excel format)

ALL SPS MORTGAGE LOANS

FIELD FORMAT	FIELD
Name*	Text
Lien Position *	Text/Number
FICO Score*	Number
Original Occupancy*	Text
Documentation*	Text
Purpose*	Text
Original Loan Amount*	Number
Original Appraisal Value*	Number
Original LTV*	Number
Original P&I*	Number
Original Interest Rate*	Number
First Payment Date*	MM/DD/YY
Origination Date*	MM/DD/YY
Originator*	Text
Loan Term*	Number
Product Type (adjustable rate or fixed rate)*	Text
Property Type*	Text
Street Address*	Text
City*	Text
Zip Code*	Text
State*	Text
MI Certificate Number*	Number
Prepayment Flag	Text
Prepayment Expiration Date	MM/DD/YY
Loan Number	Text
Deal Identifier by Loan	Text
Current Loan Amount	Number
Current LTV	Number
Current Interest Rate	Number
Last Interest Payment Date	MM/DD/YY
Current P&I Payment Amount	Number
Paid Off Code	Text
Scheduled Balance	Number
Calculation of Retained Yield by Loan Number (if applicable to the transaction)	Number
Reporting of Delinquency Status on Defaulted Mortgage Loans	Text
Current Market Value	Number
Date of Market Value	MM/DD/YY
As-is Value	Number
Repaired Value	Number
Type of Valuation	Text
Foreclosure Flag	Text

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Bankruptcy Flag	Text
Date NOD sent to MI company	MM/DD/YY
Foreclosure Start Date (Referral Date)	MM/DD/YY
Scheduled Foreclosure Sale Date	MM/DD/YY
Foreclosure Actual Sale Date	MM/DD/YY
Actual Notice of Intent Date	MM/DD/YY
Actual First Legal Date	MM/DD/YY
Bankruptcy Chapter	Number
Actual Bankruptcy Start Date	MM/DD/YY
Actual Payment Plan Start and End Dates	MM/DD/YY
List Date	MM/DD/YY
List Price	Number
Vacancy/Occupancy Status	Text
Actual Eviction Start Date	MM/DD/YY
Actual Eviction Completion Date	MM/DD/YY
Actual REO Start Date	MM/DD/YY
Sales Price	Number
Actual Closing Date	MM/DD/YY
Net Sales Proceeds	Number
Mortgage Insurance Claim Filing Date	MM/DD/YY
Mortgage Insurance Proceeds Received	Number
Date Mortgage Insurance Proceeds Received	MM/DD/YY
Collection History

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EXHIBIT Q

FORM OF SPS FORECLOSURE SETTLEMENT STATEMENT

REMIC #				Ending Interest Rate:
Original Amount of Loan:				Fixed or Adjustable:
UPB Accrued Int to frcl sale:
Advanced Delinquent Interest:
Date Borrower Paid To:		/ /
Borrower’s Name:
Property Address:

MSP Bank/Category
Note Date:		/ /
Date of REO:		/ /
Disposition Date:		/ /

		Amount	Date of Valuation	Type of Valuation
Market Value	AS IS:		/ /
Repaired
Supplemental Value	AS IS:		/ /
Repaired
REO BPO Value:			/ /
List Price:
Sales Price:

	Proceeds		Expenses*
List Price:			Servicing Advances:
Sales Price:		0.00		Payee 70R01 Acquisition:
Broker’s Commission:				Payee 75R60 REO:
Bonus Commission:				Payee 75R49 Foreclosure:
Lien Purchase/Paid Off:				Payee 75R36 Escrow:
Seller Closing Costs:				Payee 75R52 Bankruptcy:
Repair Costs:				Discrepancy Amount:
Seller Concessions:				Servicing Advance Total:	0.00
Other Closing Costs:			Advances Applied After Liquidation:
Prior Additional Advances:
Net Proceeds:		0.00	Escrow Advance:
Interest on Advances:
Escrow Balance:			Other Advances:
Suspense Balance:			Servicing Advance Holdbacks:
Restricted Escrow:				Property Inspection:
Rental Income Received:				BPO:

*All amounts will be itemized, and to the extent not itemized, this form will be accompanied by documentation supporting all amounts claimed on this form.

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Insurance Settlement Received:		Lender Placed Insurance:
Other:		Utilities:
		REO Repair Costs:
Total Liquidation Proceeds:	0.00	Foreclosure Fees:
Total Liquidation Expenses:	0.00	Bankruptcy:
Net Liquidation Proceeds:	0.00	Eviction Costs:
Loan Principal Balance:		Transfer Tax:
Realized Gain/Loss Amount:	0.00	Reconveyance Fees:
Additional Proceeds Applied:		Demand Fee:
Prior Additional Proceeds:		Total Holdbacks:	0.00
Loss Severity:	#DIV/0!	Other Fees (Including Fee Code B):
Notes:		UPB Accrued Interest to COE:	0.00
		Advanced Delinquent Interest:	0.00
		Stopped Delinquent Interest:
		Deferred Interest:
		Additional Interest:
		Total Liquidation Expenses:	0.00

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EXHIBIT R

RELEVANT SERVICING CRITERIA

The assessment of compliance to be delivered by the Master Servicer and the Trust Administrator shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria” with respect to such party:

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

Regulation AB Reference	Servicing Criteria	Servicers	Master Servicer	Trust Administrator

General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

		X	X
Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

		X	X	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

		X	X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

		X	X	X

1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

		X	X	X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

		X	X	X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.

		X	X	X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X	X	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X	X	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X	X	X
Pool Asset Administration

1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X

1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

[NAME OF COMPANY]

Date:	_________________________

By:

Name:	________________________________
Title:	________________________________

EXHIBIT S

ADDITIONAL FORM 10-D DISCLOSURE

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 1: Distribution and Pool Performance Information
Information included in the [Monthly Statement]	Servicer Master Servicer Trust Administrator
Any information required by 1121 which is NOT included on the [Monthly Statement]	Depositor

Item 2: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceeding sknown to be contemplated by governmental authorities:

• Issuing Entity (Trust Fund)	Trustee, Master Servicer, Trust Administrator and Depositor
• Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor
• Depositor	Depositor
• Trustee	Trustee
• Trust Administrator	Trust Administrator
• Master Servicer	Master Servicer
• Custodian	Custodian
• 1110(b) Originator	Depositor
• Any 1108(a)(2) Servicer (other than the Master Servicer or Trust Administrator)	Servicer
• Any other party contemplated by 1100(d)(1)	Depositor

Item 3: Sale of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.

Depositor

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Item 4: Defaults Upon Senior Securities

Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)

Trust Administrator Trustee
Item 5: Submission of Matters to a Vote of Security Holders Information from Item 4 of Part II of Form 10-Q	Trust Administrator Trustee
Item 6: Significant Obligors of Pool Assets Item 1112(b) – Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Item 7: Significant Enhancement Provider Information Item 1114(b)(2) – Credit Enhancement Provider Financial Information*
• Determining applicable disclosure threshold	Depositor
• Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
Item 1115(b) – Derivative Counterparty Financial Information*
• Determining current maximum probable exposure	Depositor
• Determining current significance percentage	Depositor
• Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
Item 8: Other Information Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	Any party responsible for the applicable Form 8-K Disclosure item
Item 9: Exhibits
Monthly Statement to Certificateholders	Trust Administrator

S-2

Exhibits required by Item 601 of Regulation S-K, such as material agreements	Depositor

S-3

EXHIBIT T

FORM OF MONTHLY STATEMENT TO CERTIFICATEHOLDERS

(i)	With respect to each Class of Certificates which are not Notional Amount Certificates and, unless otherwise stated, the related Distribution Date,

(a)	the Initial Class Principal Balance of such Class as of the Cut-off Date;

(b)	the Class Principal Balance of such Class before giving effect to the distribution of principal and interest;

(c)	the amount of the related distribution on such Class allocable to interest;

(d)	the amount of the related distribution on such Class allocable to principal;

(e)	the sum of the principal and interest payable to such Class;

(f)	the Realized Loss allocable to such Class;

(g)	the Class Unpaid Interest Amount allocable to such Class;

(h)	the Class Principal Balance of such Class after giving effect to the distribution of principal and interest;

(i)	the Pass-Through Rate for such Class;

(j)	any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

(k)	any shortfall in principal allocable to such Class, if such amount is greater than zero;
(ii)	with respect to each Class of Certificates which are Notional Amount Certificates and, unless otherwise stated, the related Distribution Date,

(a)	the Notional Amount of such Class as of the Cut-off Date;

(b)	the Notional Amount of such Class before giving effect to the distribution of interest;

(c)	the amount of the related distribution on such Class allocable to interest;

(d)	the amount of the related distribution on such Class allocable to principal;

(e)	the sum of the principal and interest payable to such class;

(f)	the Realized Loss allocable to such Class;

(g)	the Class Unpaid Interest Amount allocable to such Class;

(h)	the Notional Amount of such Class after giving effect to the distribution of interest;

(i)	the Pass-Through Rate for such Class;

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(j)	any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

(iii)	with respect to a $1000 factor of the Initial Class Principal Balance of each Class of Certificates which are not Notional Amount Certificates and the related Distribution Date,

(a)	the CUSIP number assigned to such Class;

(b)	the Class Principal Balance of such Class factor prior to giving effect to the distribution of principal and interest;

(c)	the amount of the related distribution allocable to interest on such Class factor;

(d)	the amount of the related distribution allocable to principal on such Class factor;

(e)	the sum of the principal and interest payable to such Class factor;

(f)	the Class Principal Balance of such Class factor after giving effect to the distribution of principal and interest;

(iv)	with respect to a $1000 factor of the Initial Class Principal Balance of each Class of Certificates which are Notional Amount Certificates and the related Distribution Date,

(a)	the CUSIP number assigned to such Class;

(b)	the Notional Amount of such Class factor prior to giving effect to the distribution of interest;

(c)	the amount of the related distribution allocable to interest on such Class factor;

(d)	the amount of the related distribution allocable to principal on such Class factor;

(e)	the sum of the principal and interest payable to such Class factor;

(f)	the Notional Amount of such Class factor after giving effect to the distribution of interest;

(v)	with respect to each Loan Group, in the aggregate, and, unless otherwise stated, the related Distribution Date,

(a)	the Scheduled Payment of principal for such Loan Group;

(b)	the amount of Principal Prepayments allocable to such Loan Group;

(c)	the amount of principal allocable to such Loan Group as a result of repurchased Mortgage Loans in such Loan Group;

(d)	the Substitution Adjustment Amount allocable to such Loan Group;

(e)	the amount of Net Liquidation Proceeds allocable to such Loan Group;

(f)	the amount of Insurance Proceeds allocable to such Loan Group;

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(g)	the amount of any other distributions allocable to principal for such Loan Group;

(h)	the number of Mortgage Loans in such Loan Group as of the first day of the related Collection Period;

(i)	the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the first day of the related Collection Period;

(j)	the number of Mortgage Loans in such Loan Group as of the last day of the related Collection Period;

(k)	the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the last day of the related Collection Period;

(l)	the Master Servicing Fee, by Loan Group;

(m)	the sum of the Servicing Fee, the Mortgage Guaranty Insurance Policy fees, if applicable and the [RMIC/TGIC/MGIC] PMI fees, if applicable, for such Loan Group;

(n)	the Trust Administrator Fee applicable to such Loan Group;

(o)	the amount of current Advances allocable to such Loan Group;

(p)	the amount of outstanding Advances allocable to such Loan Group;

(q)

the number and aggregate principal amounts of Mortgage Loans delinquent (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 days or more, for such Loan Group, including delinquent bankrupt Mortgage Loans but excluding foreclosure and REO Mortgage Loans;

(r)	the number and aggregate principal amounts of Mortgage Loans that are currently in bankruptcy, but not delinquent, for such Loan Group;

(s)	the number and aggregate principal amounts of Mortgage Loans that are in foreclosure for such Loan Group;

(t)	the Rolling Three Month Delinquency Rate or Rolling Six Month Delinquency Rate for such Loan Group;

(u)	the number and aggregate principal amount of any REO properties as of the close of business on the Determination Date preceding such Distribution Date for such Loan Group;

(v)	current Realized Losses allocable to such Loan Group;

(w)	cumulative Realized Losses allocable to such Loan Group;

(x)	the weighted average term to maturity of the Mortgage Loans in such Loan Group as of the close of business on the last day of the calendar month preceding the related Distribution Date;

T-3

(y)	the number and principal amount of claims submitted under the Mortgage Guaranty Insurance Policy, as applicable;

(z)	the number and principal amount of claims paid under the [RMIC/TGIC/MGIC] PMI Policy, as applicable;

(aa)	the number of Mortgage Loans in such Loan Group that have Assigned Prepayment Premiums and for which prepayments were made during the related Collection Period, as applicable;

(bb)	the aggregate principal balance of Mortgage Loans in such Loan Group that have Assigned Prepayment Premiums and for which prepayments were made during the related Collection Period, as applicable;

(cc)	the aggregate amount of Assigned Prepayment Premiums collected for such Loan Group during the related Collection Period, as applicable;

(dd)	current Realized Losses allocated to each Mortgage Loan in such Loan Group that has previously been allocated a Realized Loss;

(ee)	cumulative Realized Losses allocated to each Mortgage Loan in such Loan Group that has previously been allocated a Realized Loss;

(ff)	current Recoveries allocable to such Loan Group;

(gg)	cumulative Recoveries allocable to such Loan Group;

(hh)	current aggregate Stated Principal Balance of Qualified Substitute Mortgage Loans substituted for Deleted Mortgage Loans in such Loan Group;

(ii)	cumulative aggregate Stated Principal Balance of Qualified Substitute Mortgage Loans substituted for Deleted Mortgage Loans in such Loan Group;

(jj)

with respect to all of the Mortgage Loans, in the aggregate, and, unless otherwise stated, the related Distribution Date, for each Servicer that is servicing any of such Mortgage Loans, the aggregate Stated Principal Balance of Mortgage Loans being serviced by such Servicer as of such Distribution Date; and

(kk)	[reserved];

(vii)	with respect to each overcollateralized Group of Certificates and, unless otherwise stated, the related Distribution Date,

(a)	the Targeted Overcollateralization Amount for such Group;

(b)	the Overcollateralization Amount for such Group;

(c)	the Overcollateralization Deficiency for such Group;

(d)	the Overcollateralization Release Amount for such Group;

T-4

(e)	the Monthly Excess Interest for such Group;

(f)	the amount of any payment to the [Class __-X] Certificates related to such Group;

(g)	if applicable, the Excess Interest Amount from an unrelated Group of Certificates that provides additional credit enhancement to the related overcollateralized Group of Certificates.

T-5

EXHIBIT U

FORM 8-K DISCLOSURE INFORMATION

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible

Item 1.01- Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus

All parties (as to themselves)

Item 1.02- Termination of a Material Definitive Agreement

Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

All parties (as to themselves)
Item 1.03- Bankruptcy or Receivership Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:	Depositor
• Sponsor (Seller)	Depositor/Sponsor (Seller)
• Depositor	Depositor
• Master Servicer	Master Servicer
• Affiliated Servicer	Servicer
• Other Servicer servicing 20% or more of the pool assets at the time of the report	Servicer
• Other material servicers	Servicer
• Trustee	Trustee
• Trust Administrator	Trust Administrator
• Significant Obligor	Depositor
• Credit Enhancer (10% or more)	Depositor
• Derivative Counterparty	Depositor
• Custodian	Custodian

U-1

Item 2.04- Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the monthly statements to the certificateholders.

Depositor Master Servicer Trust Administrator

Item 3.03- Material Modification to Rights of Security Holders

Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement.

Trust Administrator Depositor
Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year Disclosure is required of any amendment “to the governing documents of the issuing entity”.	Depositor
Item 6.01- ABS Informational and Computational Material	Depositor

Item 6.02- Change of Servicer or Trust Administrator

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers or trustee.

Master Servicer/Trust Administrator/Depositor/ Servicer/Trustee
Reg AB disclosure about any new servicer or master servicer is also required.	Servicer/Master Servicer/Depositor
Reg AB disclosure about any new Trustee is also required.	Trustee

Item 6.03- Change in Credit Enhancement or External Support

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided. Applies to external credit enhancements as well as derivatives.

Depositor/Trust Administrator

U-2

Reg AB disclosure about any new enhancement provider is also required.	Depositor
Item 6.04- Failure to Make a Required Distribution	Trust Administrator

Item 6.05- Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.

Depositor
If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.	Depositor
Item 7.01- Reg FD Disclosure	All parties (as to themselves)
Item 8.01- Other Events Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to certificateholders.	Depositor
Item 9.01- Financial Statements and Exhibits	Responsible party for reporting/disclosing the financial statement or exhibit

U-3

EXHIBIT V

FORM OF BACK-UP CERTIFICATION

Re:

The Pooling And Servicing Agreement, dated as of July 1, 2006 (the “Agreement”), by and among by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the “Depositor”), DLJ Mortgage Capital, Inc. (“DLJMC”), a Delaware corporation, as seller (“Seller”), Wells Fargo Bank, N.A. (“Wells Fargo”), a national banking association, in its capacity as a servicer (a “Servicer”), as master servicer (the “Master Servicer”) and as trust administrator (the “Trust Administrator”), Select Portfolio Servicing, Inc. (“SPS”), a Utah corporation, in its capacity as a servicer (a “Servicer”) and in its capacity as special servicer (the “Special Servicer”), and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”).

I, _______________________, the ________________________ of [NAME OF COMPANY] (the “Company”), certify to the Depositor, the Master Servicer, the Trust Administrator, and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)    I have reviewed (i) the servicer compliance statement of the Company provided in accordance with Section 14.05 of the Agreement (the “Compliance Statement”), (ii) the report on assessment of the Company’s compliance with the servicing criteria provided in accordance with Section 14.06 of the Agreement, (iii) the registered public accounting firm’s attestation report provided in accordance with Section 14.07 of the Agreement (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200☐ that were delivered by the Company to the Trust Administrator pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)    Based, on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)    Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Trust Administrator;

(4)    I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5)    The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and any Sub-Servicer or Subcontractor pursuant to the Agreement, have been provided to Trust Administrator. Any material instances of noncompliance described in such reports have been disclosed to Trust Administrator. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

V-1

By:

Name:

Title

Date:

V-2

EXHIBIT W

ADDITIONAL DISCLOSURE NOTIFICATION

Wells Fargo Bank, N.A.

Old Annapolis Road

Columbia, Maryland 21045

Fax: (410) 715-2380

Email: cts.sec.notifications@wellsfargo.com

Attn: Corporate Trust Services- CSFBMSC, Adjustable Rate Mortgage Trust 2006-3, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-3–SEC REPORT PROCESSING

Credit Suisse First Boston Mortgage Securities Corp.

Eleven Madison Avenue

New York, New York 10010

RE: **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Article XIV of the Pooling and Servicing Agreement, dated as of July 1, 2006, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the “Depositor”), DLJ Mortgage Capital, Inc. (“DLJMC”), a Delaware corporation, as seller (“Seller”), Wells Fargo Bank, N.A. (“Wells Fargo”), a national banking association, in its capacity as a servicer (a “Servicer”), as master servicer (the “Master Servicer”) and as trust administrator (the “Trust Administrator”), Select Portfolio Servicing, Inc. (“SPS”), a Utah corporation, in its capacity as a servicer (a “Servicer”) and in its capacity as special servicer (the “Special Servicer”), and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”), the undersigned, as [ ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D] [ 10-K] [8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][ 10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

[NAME OF PARTY],

as [role]

By:

Name:

Title:

W-1

EXHIBIT X

[RESERVED]

X-1

EXHIBIT Y

ADDITIONAL FORM 10-K DISCLOSURE

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Item 1B: Unresolved Staff Comments	Depositor
Item 9B: Other Information Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	Any party responsible for disclosure items on Form 8-K
Item 15: Exhibits, Financial Statement Schedules	Trust Administrator Depositor
Reg AB Item 1112(b): Significant Obligors of Pool Assets
Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Reg AB Item 1114(b)(2): Credit Enhancement Provider Financial Information
• Determining applicable disclosure threshold	Depositor
• Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
Reg AB Item 1115(b): Derivative Counterparty Financial Information
• Determining current maximum probable exposure	Depositor
• Determining current significance percentage	Depositor
• Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

Y-1

Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceeding sknown to be contemplated by governmental authorities:

• Issuing Entity (Trust Fund)	Trustee, Master Servicer, Trust Administrator and Depositor
• Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor
• Depositor	Depositor
• Trustee	Trustee
• Trust Administrator	Trust Administrator
• Master Servicer	Master Servicer
• Custodian	Custodian
• 1110(b) Originator	Depositor
• Any 1108(a)(2) Servicer (other than the Master Servicer or Trust Administrator)	Servicer
• Any other party contemplated by 1100(d)(1)	Depositor
Reg AB Item 1119: Affiliations and Relationships

Whether (a) the Sponsor (Seller), Depositor or Issuing Entity is an affiliate of the following parties, and (b) to the extent known and material, any of the following parties are affiliated with one another:

Depositor as to (a) Sponsor/Seller as to (a)
• Master Servicer	Master Servicer
• Trust Administrator	Trust Administrator
• Trustee	Trustee
• Any other 1108(a)(3) servicer	Servicer
• Any 1110 Originator	Depositor/Sponsor
• Any 1112(b) Significant Obligor	Depositor/Sponsor
• Any 1114 Credit Enhancement Provider	Depositor/Sponsor
• Any 1115 Derivate Counterparty Provider	Depositor/Sponsor
• Any other 1101(d)(1) material party	Depositor/Sponsor

Y-2

Whether there are any “outside the ordinary course business arrangements” other than would be obtained in an arm’s length transaction between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material to a Certificateholder’s understanding of the Certificates:

Depositor as to (a) Sponsor/Seller as to (a)
• Master Servicer	Master Servicer
• Trust Administrator	Trust Administrator
• Trustee	Trustee
• Any other 1108(a)(3) servicer	Servicer
• Any 1110 Originator	Depositor/Sponsor
• Any 1112(b) Significant Obligor	Depositor/Sponsor
• Any 1114 Credit Enhancement Provider	Depositor/Sponsor
• Any 1115 Derivate Counterparty Provider	Depositor/Sponsor
• Any other 1101(d)(1) material party	Depositor/Sponsor

Whether there are any specific relationships involving the transaction or the pool assets between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material:

Depositor as to (a) Sponsor/Seller as to (a)
• Master Servicer	Master Servicer
• Trust Administrator	Trust Administrator
• Trustee	Trustee
• Any other 1108(a)(3) servicer	Servicer
• Any 1110 Originator	Depositor/Sponsor
• Any 1112(b) Significant Obligor	Depositor/Sponsor
• Any 1114 Credit Enhancement Provider	Depositor/Sponsor
• Any 1115 Derivate Counterparty Provider	Depositor/Sponsor
• Any other 1101(d)(1) material party	Depositor/Sponsor

Y-3

EXHIBIT Z

FORM OF CERTIFICATION

REGARDING SUBSTITUTION OF DEFECTIVE MORTGAGE LOANS

OFFICER'S CERTIFICATE OF DLJ MORTGAGE CAPITAL, INC.

[__________], 2005

I, ____________, hereby certify that I am the duly authorized officer of DLJ Mortgage Capital, Inc., a Delaware corporation (“DLJMC”), and further certify that each of the Mortgage Loans substituted by DLJMC on _______________, 20[___] were in violation of the terms of the Mortgages related thereto.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of July 1, 2006, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Select Portfolio Servicing, Inc., as a servicer and as special servicer, U.S. Bank National Association, as trustee, and Wells Fargo Bank, N.A., as a servicer, master servicer and trust administrator (the “Pooling and Servicing Agreement”).

DLJ MORTGAGE CAPITAL, INC.

____________________________________

Name:
Title:

Z-1

SCHEDULE I

MORTGAGE LOAN SCHEDULE

(Provided Upon Request)

I-1

SCHEDULE IIA

Representations and Warranties of Seller – DLJ Mortgage Capital, Inc.

DLJMC Mortgage Capital, Inc. (“DLJ”), in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule IIA to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut off Date or such other date as may be specified. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement dated as of July 1, 2006, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Select Portfolio Servicing, Inc., as a servicer and as special servicer, U.S. Bank National Association, as trustee, and Wells Fargo Bank, N.A., as a servicer, master servicer and trust administrator (the “Agreement”). DLJMC is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation;

(i)     DLJMC has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(ii)    the execution and delivery by DLJMC of this Agreement have been duly authorized by all necessary corporate action on the part of DLJMC; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on DLJMC or its properties or the certificate of incorporation or by-laws of DLJMC, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on DLJMC’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(iii)  the execution, delivery and performance by DLJMC of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

(iv)   this Agreement has been duly executed and delivered by DLJMC and, assuming due authorization, execution and delivery by the Trustee, the Trust Administrator, the Master Servicer, the Servicers, the Special Servicer and the Depositor, constitutes a valid and binding obligation of DLJMC enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

(v)    to the knowledge of DLJMC, there are no actions, litigation, suits or proceedings pending or threatened against DLJMC before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of DLJMC if determined adversely to DLJMC would reasonably be expected to materially and adversely affect DLJMC’s ability to perform its obligations under this Agreement; and DLJMC is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

IIA-1

SCHEDULE IIB

Representations and Warranties of Master Servicer – Wells Fargo Bank, N.A.

Wells Fargo Bank, N.A. (“Wells Fargo”), in its capacity as Master Servicer, hereby makes the representations and warranties set forth in this Schedule IIB to the Depositor, the Trust Administrator and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)     Wells Fargo is a national banking association duly formed, validly existing and in good standing and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)    Wells Fargo has all requisite organizational power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder. The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of Wells Fargo enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)  None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of Wells Fargo or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which Wells Fargo is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to Wells Fargo of any court, regulatory body, administrative agency or governmental body having jurisdiction over Wells Fargo.

(iv)   There is no action, suit, proceeding or investigation pending, or to Wells Fargo’s knowledge threatened, against Wells Fargo before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by Wells Fargo of its obligations under, or the validity or enforceability of, the Agreement.

(v)    No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by Wells Fargo of the Agreement or the consummation of the transactions contemplated by the Agreement.

IIB-1

SCHEDULE IIC

Representations and Warranties of Servicer and Special Servicer – Select Portfolio Servicing, Inc.

Select Portfolio Servicing, Inc. (“SPS”), in its capacities as Servicer and Special Servicer, hereby makes the representations and warranties set forth in this Schedule IIC to the Depositor, the Trustee, the Trust Administrator and the Master Servicer, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)     SPS is a corporation duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)    SPS has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder. The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of SPS enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)  None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of SPS or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which SPS is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to SPS of any court, regulatory body, administrative agency or governmental body having jurisdiction over SPS.

(iv)   There is no action, suit, proceeding or investigation pending, or to SPS’s knowledge threatened, against SPS before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might reasonably be expected to materially and adversely affect the performance by SPS of its obligations under, or the validity or enforceability of, the Agreement.

(v)    No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by SPS of the Agreement or the consummation of the transactions contemplated by the Agreement.

(vi)   With respect to each SPS Serviced Mortgage Loan and to the extent SPS has serviced any of the SPS Serviced Mortgage Loans prior to the date of the Agreement, SPS has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

IIC-1

SCHEDULE IID

Representations and Warranties of Servicer – Wells Fargo Bank, N.A.

Wells Fargo Bank, N.A. (“Wells Fargo”), in its capacity as Servicer, hereby makes the representations and warranties set forth in this Schedule IID to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)     Wells Fargo is a national banking association duly organized and in good standing under the laws of the United States and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)    Wells Fargo has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder. The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of Wells Fargo enforceable in accordance with its terms, except as such enforceability may be limited by liquidation, conservatorship and similar laws administered by the FDIC affecting the contract obligations of insured banks, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)  None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of Wells Fargo or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which Wells Fargo is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to Wells Fargo of any court, regulatory body, administrative agency or governmental body having jurisdiction over Wells Fargo.

(iv)   There is no action, suit, proceeding or investigation pending, or to Wells Fargo’s knowledge threatened, against Wells Fargo before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by Wells Fargo of its obligations under, or the validity or enforceability of, the Agreement.

(v)    No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by Wells Fargo of the Agreement or the consummation of the transactions contemplated by the Agreement.

IID-1

SCHEDULE IIE

Representations and Warranties of Servicer – GreenPoint Mortgage Funding, Inc.

GreenPoint, in its capacity as Servicer, hereby makes the representations and warranties set forth in this Schedule IIE to the Depositor, the Trustee, the Trust Administrator and the Master Servicer, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)     GreenPoint is a corporation duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)    GreenPoint has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder. The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of GreenPoint enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)  None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of GreenPoint or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which GreenPoint is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to GreenPoint of any court, regulatory body, administrative agency or governmental body having jurisdiction over GreenPoint.

(iv)   There is no action, suit, proceeding or investigation pending, or to GreenPoint’s knowledge threatened, against GreenPoint before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might reasonably be expected to materially and adversely affect the performance by GreenPoint of its obligations under, or the validity or enforceability of, the Agreement.

(v)    No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by GreenPoint of the Agreement or the consummation of the transactions contemplated by the Agreement.

(vi)   With respect to each GreenPoint Serviced Mortgage Loan, GreenPoint has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

IIE-1

SCHEDULE III

Representations and Warranties of DLJMC – Mortgage Loans

DLJMC, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule III to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut off Date or such other date as may be specified, with respect to the Mortgage Loans identified on Schedule I hereto, except as specified herein.

(i)     The information set forth in Schedule I, with respect to the Mortgage Loans, is complete, true and correct in all material respects;

(ii)	[Reserved];

(iii)  No Mortgage Loan is 30 days or more contractually delinquent in payment and there are no material defaults under the terms of any Mortgage Loan;

(iv)   All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

(v)    The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded or sent for recording to the extent any such recordation is required by law, or, necessary to protect the interest of the Depositor. No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in Schedule IA; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Mortgage Guaranty Insurance Policy and title insurance policy, to the extent required by the related policies;

(vi)   The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(vii) All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the FNMA Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the FNMA Guides or by FHLMC, as well as all additional requirements set forth in Section 4.10 of this Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming DLJMC and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid. If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to FNMA and FHLMC requirements, as well as

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all additional requirements set forth in Section 4.10 of this Agreement. Such policy was issued by an insurer acceptable under FNMA or FHLMC guidelines. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(viii)Each Mortgage Loan at the time it was made complied in all material respects with all applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure, recording and all applicable predatory and abusive lending laws;

(ix)   The related Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including for Mortgage Loans that are not Cooperative Loans, all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note’s original principal balance. The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien, as applicable, of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and the Seller has the full right to sell and assign the same to the Depositor;

(x)    The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles;

(xi)   DLJMC or its affiliate is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note. Immediately prior to the transfer and assignment to the Depositor on the Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and DLJMC had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan and following the sale of the Mortgage Loan, the Depositor will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest;

(xii) There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens)

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affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

(xiii)All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) except for de minimis encroachments permitted by the FNMA Guide and which have been noted on the appraisal or the title policy affirmatively insures against loss or damage by reason of any violation, variation or encroachment adverse circumstances which is either disclosed or would have been disclosed by an accurate survey, and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (v) above or are acceptable under FNMA or FHLMC guidelines and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

(xiv)The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty. At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property;

(xv) Each Mortgage Loan has been serviced in all material respects in compliance with accepted servicing practices;

(xvi)With respect to each Cooperative Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related Cooperative Shares securing the related Mortgage Note, subject only to (a) liens of the Cooperative Property for unpaid assessments representing the Mortgagor’s pro rata share of the Cooperative Property’s payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement. There are no liens against or security interest in the Cooperative Shares relating to each Cooperative Loan (except for unpaid maintenance, assessments and other amounts owed to the related Cooperative Property which individually or in the aggregate will not have a material adverse effect on such Cooperative Loan), which have priority over DLJMC’s security interest in such Cooperative Shares;

(xvii)The Mortgage Loan complies with all terms, conditions and requirements of the originator’s underwriting standards in effect at the time of origination of such Mortgage Loan;

(xviii)             Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

(xix)With respect to each Mortgage Loan sold by any Seller, to the knowledge of DLJMC, (i) no borrower obtained a prepaid single-premium credit insurance policy in connection with the origination of a Mortgage Loan, (ii) the related Servicer of each such Mortgage Loan has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis; (iii) no such Mortgage Loan will impose a Prepayment Penalty for a term in excess of five years; and (iv) with respect to any Mortgage Loans that are on manufactured housing, such housing will be the principal residence of the borrower upon origination of such mortgage loan;

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(xx) DLJMC has delivered or caused to be delivered to the Trustee or the Custodian on behalf of the Trustee the original Mortgage bearing evidence that such instruments have been recorded in the appropriate jurisdiction where the Mortgaged Property is located as determined by DLJMC (or in lieu of the original of the Mortgage or the assignment thereof, a duplicate or conformed copy of the Mortgage or the instrument of assignment, if any, together with a certificate of receipt from DLJMC or the settlement agent who handled the closing of the Mortgage Loan, certifying that such copy or copies represent true and correct copies represent true and correct copy(ies) of the originals) and that such original(s) have been or are currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located or a certification or receipt of the recording authority evidencing the same;

(xxi)The Mortgage File contains each of the documents specified in Section 2.01(b) of this Agreement;

(xxii)No Mortgage Loan sold by the Seller secured by a Mortgaged Property located in the State of Georgia was originated on or after October 1, 2002 and before March 7, 2003 and no Mortgage Loan secured by Mortgaged Property located in the State of Georgia that was originated on or after March 7, 2003 is a “high cost home loan” as defined in the Georgia Fair Lending Act (HB 1361), as amended;

(xxiii)             With respect to each Cooperative Loan, the Cooperative Shares that is pledged as security for the Cooperative Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xxiv)None of the Mortgage Loans sold by the Seller are classified as (a) a “high cost mortgage” loan under the Home Ownership and Equity Protection Act of 1994 or (b) a “high cost home,” “covered,” “high cost,” “high risk home” or “predatory” loan under any other applicable state, federal or local law;

(xxv)With respect to each Mortgage Loan, (a) the Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority or (b) at the time the Mortgage Loan was originated, the originator was a mortgagee duly licensed as required by the State within which the Mortgage Loan was originated, and was subject to supervision and examination conducted by the applicable State authority of such State;

(xxvi)With respect to each Mortgage Loan that has a Prepayment Premium feature, each such Prepayment Premium is enforceable and, at the time such Mortgage Loan was originated, each Prepayment Premium complied with applicable federal, state and local law, subject to federal preemption where applicable;

(xxvii)           The related Servicer of each Mortgage Loan sold by the Seller will fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis;

(xxviii)	[Reserved];

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(xxix)With respect to the Group 3 Mortgage Loans, the original principal balance of each such Mortgage Loan is within Freddie Mac’s dollar amount limits for conforming one- to four-family Mortgage Loans;

(xxx)Each Mortgage Loan that is secured by residential real property (or a leasehold interest therein) has a loan-to-value ratio of 100% or less by Cut-Off Date Principal Balance;

(xxxi)No Mortgage Loan sold by the Seller is a “High Cost Loan” or “Covered Loan,” as applicable, as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary which is now Version 5.7 Revised, Appendix E, in effect as of the Closing Date; and

(xxxii)           With respect to any Mortgage Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the related Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan.

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                                          Appendix A

                     CALCULATION OF REMIC I Y PRINCIPAL REDUCTION AMOUNTS

               REMIC I Y Principal  Reduction  Amounts:  For any Distribution Date the amounts by which the principal  balances of the Class Y-1,  Class Y-2,  Class Y-3, Class Y-4 and Class
Y-5 Certificates  respectively  will be reduced on such distribution date by the allocation of
Realized Losses and the distribution of principal, determined as follows:

First for each of Group 1,  Group 2,  Group 3,  Group 4 and  Group 5  determine  the  weighted average  pass-through  rate for that Group for  distributions of interest that will be made on the next succeeding  Distribution  Date (the "Group Interest Rate").  The Principal  Reduction
Amount  for each of the Class Y  Certificates  will be  determined  pursuant  to the  "Generic solution  for the REMIC I Y  Principal  Reduction  Amounts"  set  forth  below  (the  "Generic
Solution")  by making  identifications  among the actual  Groups and their related Class Y and
Class Z  Certificates  and  weighted  average  pass-through  rates and the Groups named in the
Generic Solution and their related Class Y and Class Z Certificates as follows:

A. Determine  which Group has the lowest Group  Interest  Rate.  That Group will be identified with  Group AA  and the  Class Y and  Class  Z  Certificates  related  to that  Group  will be respectively  identified  with the Class YAA and Class ZAA  Certificates.  The Group  Interest
Rate for that Group will be  identified  with J%. If two or more Groups have the lowest  Group
Interest Rate pick one for this  purpose,  subject to the  restriction  that each Group may be picked only once in the course of any such  selections  pursuant to  paragraphs A through E or this definition.

B.  Determine  which  Group has the second  lowest  Group  Interest  Rate.  That Group will be identified  with Group BB and the Class Y and Class Z Certificates  related to that Group will be respectively  identified with the Class BB and Class ZBB  Certificates.  The Group Interest
Rate for  that  Group  will be  identified  with K%.  If two or more  Groups  have the  second lowest Group  Interest Rate pick one for this purpose,  subject to the  restriction  that each
Group may be picked only once in the course of any such  selections  pursuant to  paragraphs A through E or this definition.

C.  Determine  which  Group has the third  lowest  Group  Interest  Rate.  That  Group will be identified  with Group CC and the Class Y and Class Z Certificates  related to that Group will
be  respectively  identified  with  the  Class YCC  and  Class ZCC  Certificates.   The  Group
Interest  Rate for that  Group  will be  identified  with L%. If two or more  Groups  have the third lowest Group Interest Rate pick one for this purpose,  subject to the  restriction  that each  Group  may be  picked  only  once in the  course  of any  such  selections  pursuant  to paragraphs A through E or this definition.

D.  Determine  which  Group has the fourth  lowest  Group  Interest  Rate.  That Group will be identified  with Group DD and the Class Y and Class Z Certificates  related to that Group will
be  respectively  identified  with  the  Class YDD  and  Class ZDD  Certificates.   The  Group
Interest  Rate for that  Group  will be  identified  with M%. If two or more  Groups  have the fourth lowest Group Interest Rate pick one for this purpose,  subject to the restriction  that each  Group  may be  picked  only  once in the  course  of any  such  selections  pursuant  to paragraphs A through E or this definition.

E.  Determine  which  Group has the fifth  lowest  Group  Interest  Rate.  That  Group will be identified  with Group EE and the Class Y and Class Z Certificates  related to that Group will
be  respectively  identified  with  the  Class YEE  and  Class ZEE  Certificates.   The  Group
Interest  Rate for that  Group  will be  identified  with N%. If two or more  Groups  have the fifth lowest Group Interest Rate pick one for this purpose,  subject to the  restriction  that each  Group  may be  picked  only  once in the  course  of any  such  selections  pursuant  to paragraphs A through E or this definition.

Second,  apply the  Generic  Solution  set forth  below to  determine  the REMIC I Y Principal
Reduction Amounts for the Distribution Date using the identifications made above.

               Generic  Solution  for  the  REMIC I Y  Principal  Reduction  Amounts:  For any
Distribution  Date,  the amounts by which the principal  balances of the Class YAA, Class YBB,
Class  YCC,  Class  YDD and  Class  YEE  Certificates  respectively  will be  reduced  on such
Distribution  Date by the  allocation of Realized  Losses and the  distribution  of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

J% =    the weighted average pass-through rate on the Group AA mortgage loans for interest to
be distributed on     the next succeeding Distribution Date.

K% =    the weighted average pass-through rate on the Group BB mortgage loans for interest to
be distributed on     the next succeeding Distribution Date.

L% =    the weighted average pass-through rate on the Group CC mortgage loans for interest to
be distributed on     the next succeeding Distribution Date.

M% =    the weighted average pass-through rate on the Group DD mortgage loans for interest to
be distributed on     the next succeeding Distribution Date.

N% =    the weighted average pass-through rate on the Group EE mortgage loans for interest to
be distributed on     the next succeeding Distribution Date.

For purposes of the succeeding definitions and formulas, it is required that
J%<=K%<=L%<=M%<=N%.

PJB =   the Group AA Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PKB =   the Group BB Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PLB =   the Group CC Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PMB =   the Group DD Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PNB =   the Group EE Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

R =     the Class CB Pass Through Rate
    =   (J%PJB + K%PKB + L%PLB + M%PMB + N%PNB)/(PJB + PKB + PLB + PMB + PNB)

R11 =   the weighted average of the Group AA, Group BB, Group CC and Group DD Pass-Through
        Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
             =
{J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm)}/
                      (Pj - ΔPj + Pk - ΔPk + Pl - ΔPl + Pm - ΔPm)

R12 =   the Group EE Pass-Through Rate
      = N%

R21 =   the weighted average of the Group AA, Group BB and Group CC Pass-Through Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
     =  {J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl)
}/(Pj - ΔPj + Pk - ΔPk + Pl - ΔPl )

R22 =   the weighted average of the Group DD and Group EE Pass-Through Rates
     =  { M% (Pm - ΔPm) + N% (Pn - ΔPn) }/( Pm - ΔPm + Pn - ΔPn )

R31 =   the weighted average of the Group AA and Group BB Pass-Through Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
     =  {(J% (Pj - ΔPj) + K% (Pk - ΔPk) }/(Pj - ΔPj + Pk - ΔPk)

R32 =   the weighted average of the Group CC, Group DD and Group EE Pass-Through Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
     =  { L% (Pl - ΔPl) + M% (Pm - ΔPm) + N% (Pn - ΔPn)
}/( Pl - ΔPl + Pm - ΔPm + Pn - ΔPn)

R41 =   the Group AA Pass-Through Rates after giving effect to the allocation of Realized
        Losses and distributions of principal to be made on such Distribution Date
    =   J%

R42 =   the weighted average of the Group BB, Group CC, Group DD and Group EE Pass-Through
        Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
             =
{K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm) + N% (Pn - ΔPn) }/
                      ( Pk - ΔPk + Pl - ΔPl + Pm - ΔPm + Pn - ΔPn )

r11 =   the weighted average of the Class YAA, Class YBB, Class YCC and Class YDD
        Pass-Through Rates
     =  (J% Yj + K% Yk + L% Yl + M% Ym )/(Yj + Yk + Yl + Ym )

r12 =   the Class YEE Pass-Through Rate
     =  N%

r21 =   the weighted average of the Class YAA, Class YBB and Class YCC Pass-Through Rates
     =  (J% Yj + K% Yk + L% Yl )/(Yj + Yk + Yl )

r22 =   the weighted average of the Class YDD and Class YEE Pass-Through Rates
     =  ( M% Ym + N% Yn )/( Ym + Yn )

r31 =   the weighted average of the Class YAA and Class YBB Pass-Through Rates
     =  (J% Yj + K% Yk )/(Yj + Yk )

r32 =   the weighted average of the Class YCC, Class YDD and Class YEE Pass-Through Rates
     =  ( L% Yl + M% Ym + N% Yn)/( Yl + Ym + Yn )

r41 =   the Class YAA Pass-Through Rate
     =  J%

r42 =   the weighted average of the Class YBB, Class YCC, Class YDD and Class YEE
        Pass-Through Rates
     =  (K%  Yk + L% Yl + M% Ym + N% Yn )/(Yk + Yl + Ym + Yn )

Yj =    the principal balance of the Class YAA Certificates after distributions on the prior
        Distribution Date.

Yk =    the principal balance of the Class YBB Certificates after distributions on the prior
        Distribution Date.

Yl =    the principal balance of the Class YCC Certificates after distributions on the prior
        Distribution Date.

Ym =    the principal balance of the Class YDD Certificates after distributions on the prior
        Distribution Date.

Yn =    the principal balance of the Class YEE Certificates after distributions on the prior
        Distribution Date.

ΔYj =    the Class YAA Principal Reduction Amount.

ΔYk =    the Class YBB Principal Reduction Amount.

ΔYl =    the Class YCC Principal Reduction Amount.

ΔYm =    the Class YDD Principal Reduction Amount.

ΔYn =    the Class YEE Principal Reduction Amount.

Zj =    the principal balance of the Class ZAA Certificates after distributions on the prior
        Distribution Date.

Zk =    the principal balance of the Class ZBB Certificates after distributions on the prior
        Distribution Date.

Zl =    the principal balance of the Class ZCC Certificates after distributions on the prior
        Distribution Date.

Zm =    the principal balance of the Class ZDD Certificates after distributions on the prior
        Distribution Date.

Zn =    the principal balance of the Class ZEE Certificates after distributions on the prior
        Distribution Date.

ΔZj =    the Class ZAA Principal Reduction Amount.

ΔZk =    the Class ZBB Principal Reduction Amount.

ΔZl =    the Class ZCC Principal Reduction Amount.

ΔZm =    the Class ZDD Principal Reduction Amount.

ΔZn =    the Class ZEE Principal Reduction Amount.

Pj =    the aggregate principal balance of the Class YAA and Class ZAA Certificates after distributions on the prior Distribution Date.
    =   Yj + Zj

Pk =    the aggregate principal balance of the Class YBB and Class ZBB Certificates after distributions on the prior Distribution Date.
    =   Yk + Zk

Pl =    the aggregate principal balance of the Class YCC and Class ZCC Certificates after distributions on the prior Distribution Date.
    =   Yl + Zl =

Pm =    the aggregate principal balance of the Class YAA and Class ZAA Certificates after distributions on the prior Distribution Date.
    =   Ym + Zm

Pn =    the aggregate principal balance of the Class YAA and Class ZAA Certificates after distributions on the prior Distribution Date.
    =   Yn + Zn

ΔPj =    the aggregate amount of principal reduction occurring with respect to the
        Group AA mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I
        Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group AA
      = the aggregate of the Class YAA and Class ZAA Principal Reduction Amounts.
      = ΔYj + ΔZj

ΔPk =    the aggregate amount of principal reduction occurring with respect to the
        Group BB mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I
        Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group BB
      = the aggregate of the Class YBB and Class ZBB Principal Reduction Amounts.
      = ΔYk + ΔZk

ΔPl=     the aggregate amount of principal reduction occurring with respect to the
        Group CC mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I
        Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group CC
     =  the aggregate of the Class YCC and Class ZCC Principal Reduction Amounts.
      = ΔYl + ΔZl

ΔPm =    the aggregate amount of principal reduction occurring with respect to the
        Group DD mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I
        Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group DD
      = the aggregate of the Class YDD and Class ZDD Principal Reduction Amounts.
      = ΔYm + ΔZm

ΔPn =    the aggregate amount of principal reduction occurring with respect to the
        Group EE mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I
        Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group EE
      = the aggregate of the Class YEE and Class ZEE Principal Reduction Amounts.
      = ΔYn + ΔZn

α =      .0005

γ1 =     (R - R11)/(R12 - R).  If R=>M%, γ1 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ2 =     (R - R21)/(R22 - R).  If R=>L%, γ2 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ3 =     (R - R31)/(R32 - R).  If R=>K%, γ3 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ4 =     (R - R41)/(R42 - R).  If R<K%, γ4 is a non-negative number unless its denominator is zero, in which event it is undefined.

If γ1 is undefined, ΔYj = Yj, ΔYk = Yk, ΔYl = Yl, ΔYm = Ym and
        ΔYn = (Yn/Pn)ΔPn.

If γ7 is zero, ΔYj = (Yj/Pj)ΔPj, ΔYk = Yk, ΔYl = Yl, ΔYm
        = Ym and ΔYn = Yn.

In the remaining situations, ΔYj, ΔYk, ΔYl, ΔYm and ΔYn shall be defined as follows:

I.  If R=>M%, make the following additional definitions:

δ1Yj =   0,                                                       if R11> r11;

        (R11- r11)( Yj + Yk + Yl + Ym)Yj/
               {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
               (R11 - M%)Ym },                                   if R11=> r11 and R11=>M%;

        (R11- r11)( Yj + Yk + Yl + Ym )Yj/
               {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },           if R11=> r11 and
        M%>R11=>L%;

        (R11- r11)( Yj + Yk + Yl + Ym )Yj/
               {(R11 - J%)Yj + (R11 - K%)Yk },                          if R11=> r11 and
        L%>R11=>K%; and

        (R11- r11)( Yj + Yk + Yl + Ym )/(R11 - J%),                             if R11=> r11
        and K%>R11=>J%.

δ1Yk =   0,                                                       if R11> r11 and
        R11=>K%;
        (R11- r11)( Yj + Yk + Yl + Ym)Yk/
               { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },          if R11> r11 and
        R11<K%;

        (R11- r11)( Yj + Yk + Yl + Ym )Yk/
               {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
               (R11 - M%)Ym },                                   if R11=> r11 and R11=>M%;

        (R11- r11)( Yj + Yk + Yl + Ym )Yk/
               {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },           if R11=> r11 and
        M%>R11=>L%;

        (R11- r11)( Yj + Yk + Yl + Ym )Yk/{(R11 - J%)Yj + (R11 - K%)Yk },       if R11=> r11
        and L%>R11=>K%; and

        0,                                                       if R11=> r11 and R11<K%.

δ1Yl =   0,                                                       if R11> r11 and
        R11=>L%;

        (R11- r11)( Yj + Yk + Yl + Ym)Yl/
               { (R11 - L%)Yl + (R11 - M%)Ym },                         if R11> r11 and
        K%<=R11<L%;

        (R11- r11)( Yj + Yk + Yl + Ym)Yl/
               { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },          if R11> r11 and
        R11<K%;

        (R11- r11)( Yj + Yk + Yl + Ym)Yl/
               {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
               (R11 - M%)Ym },                                   if R11=> r11 and R11=>M%;

        (R11- r11)( Yj + Yk + Yl + Ym )Yl/
               {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },           if R11=> r11 and
        M%>R11=>L%;

        0,                                                       if R11=> r11 and R11<L%.

δ1Ym =   0,                                                       if R11> r11 and
        R11=>M%;

        (R11- r11)( Yj + Yk + Yl + Ym)/(R11 - M%),                      if R11> r11 and
        L%<=R11<M%;

        (R11- r11)( Yj + Yk + Yl + Ym)Ym/
               { (R11 - L%)Yl + (R11 - M%)Ym },                         if R11> r11 and
        K%<=R11<L%;

        (R11- r11)( Yj + Yk + Yl + Ym)Ym/
               { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },          if R11> r11 and
        R11<K%;

        (R11- r11)( Yj + Yk + Yl + Ym + Yn + Yo +Yp )Ym/
               {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
               (R11 - M%)Ym },                                   if R11=> r11 and R11=>M%;

        0,                                                       if R11=> r11 and R11<M%.

δ1Yj, δ1Yk, δ1Yl and δ1Ym are numbers respectively between Yj, Yk,
        Yl and Ym and 0 such that
               {J%(Yj - δ1Yj ) + K%( Yk.- δ1Yk) + L%( Yl.- δ1Yl) + M%( Ym.-
        δ1Ym) }/
               (Yj - δ1Yj + Yk.- δ1Yk + Yl.- δ1Yl + Ym.- δ1Ym)
               = R11.

Y11 =   Yj - δ1Yj + Yk.- δ1Yk + Yl.- δ1Yl + Ym.- δ1Ym

P11 =   Pj + Pk + Pl + Pm.

Z11 =   Zj + Zk + Zl + Zm.

ΔY11 =  ΔYj - δ1Yj + ΔYk.- δ1Yk + ΔYl.- δ1Yl + ΔYm.- δ1Ym .

ΔP11 =  ΔPj + ΔPk + ΔPl + ΔPm.

ΔZ11 =  ΔZj + ΔZk + ΔZl + ΔZm.

1.      If Yn - α(Pn - ΔPn) => 0, Y11- α(P11 - ΔP11) => 0, and
    γ1(P11 - ΔP11) < (Pn - ΔPn), then
    ΔYn = Yn - αγ1(P11 - ΔP11) and
    ΔY11 = Y11 - α(P11 - ΔP11).
2.      If Yn - α(Pn - ΔPn) => 0, Y11 - α(P11 - ΔP11) => 0, and
    γ1(P11 - ΔP11) => (Pn - ΔPn), then
    ΔYn = Yn - α(Pn - ΔPn) and
    ΔY11 = Y11 - (α/γ1)(Pn - ΔPn).
3.      If Yn - α(Pn - ΔPn) < 0, Y11 - α(P11 - ΔP11) => 0, and
    Y11 - α(P11 - ΔP11) => Y11 - (Yn/γ1), then
    ΔYn = Yn - αγ1(P11 - ΔP11) and
    ΔY11 = Y11 - α(P11 - ΔP11).
4.      If Yn - α(Pn - ΔPn) < 0, Y11 - (Yn/γ1) => 0, and
    Y11 - α(P11 - ΔP11) <= Y11 - (Yn/γ1), then ΔYn = 0 and
    ΔY11 = Y11 - (Yn/γ1).
5.      If Y11 - α(P11 - ΔP11) < 0, Y11 - (Yn/γ1) < 0, and
    Yn - α(Pn - ΔPn) <= Yn - (γ1Y11), then ΔYn = Yn - (γ1Y11)
    and ΔY11 = 0.
6.      If Y11 - α(P11 - ΔP11) < 0, Yn - α(Pn - ΔPn) => 0, and
    Yn - α(Pn - ΔPn) => Yn - (γ1Y11), then
    ΔYn = Yn - α(Pn - ΔPn) and
    ΔY11 = Y11 - (α/γ1)(Pn - ΔPn).

ΔYj = δ1Yj + [(Yj - δ1Yj )/Y11 ]Δ Y11

ΔYk = δ1Yk + [(Yk - δ1Yk )/Y11 ]ΔY11

ΔYl = δ1Yl + [(Yl - δ1Yl )/Y11 ]Δ Y11

ΔYm = δ1Ym + [(Ym - δ1Ym )/Y11 ]ΔY11

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution
Amounts is to accomplish the following goals in the following order of priority:

1.      Making the ratio of (Yn - ΔYn ) to (Y11 - ΔY11 ) equal to γ1 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class YAA, Class YBB, Class YCC,
        Class YDD, Class YEE, Class ZAA, Class ZBB, Class ZCC, Class ZDD and Class ZEE
        Certificates is greater than or equal to zero for such Distribution Date;
2.      Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the
        Class YAA and Class ZAA Principal Balances, the Class YBB Principal Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances, the
        Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC Principal Balances, the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Principal Balances and the Class
        YEE Principal Balance less than or equal to 0.0005 of the sum of the Class YEE and
        Class ZEE Principal Balances in each case after giving effect to allocations of
        Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
3.      Making the larger of (a) the fraction whose numerator is (Yn - ΔYn ) and whose denominator is the sum of (Yn - ΔYn) and (Zn - ΔZn) and (b) the fraction whose numerator is (Y11 - ΔY11) and whose denominator is the sum of (Y11 - ΔY11) and (Z11 -
        ΔZ11) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of ClassY Principal
Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each REMIC I Y
Principal Reduction Amount must be less than or equal to the sum of (a) the Principal
Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Available Distribution
Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and
(iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the REMIC I Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of
ΔY11 among ΔYj, ΔYk, ΔYl and ΔYm cannot be achieved because one or more of ΔYj, ΔYk, ΔYl and
ΔYm, as so defined is greater than the related one of  ΔPj, ΔPk, ΔPl and ΔPm, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk < ΔPk, ΔYl < ΔPl, ΔYm < ΔPm and ΔYm < ΔPm.

II.  If L%<=R<=M%, make the following additional definitions:

δ5Yj =   0,                                                       if R51> r51;

        (R51- r51)( Yj + Yk + Yl )Yj/
               {(R51 - J%)Yj + (R51 - K%)Yk },                          if R51=> r51 and
        L%>R51=>K%; and

        (R51- r51)( Yj + Yk + Yl )/(R51 - J%),                          if R51=> r51 and
        K%>R51=>J%.

δ5Yk =   0,                                                       if R51> r51 and
        R51=>K%;

        (R51- r51)( Yj + Yk + Yl )Yk/
               { (R51 - K%)Yk + (R51 - L%)Yl },                         if R51> r51 and
        R51<K%;

        (R51- r51)( Yj + Yk + Yl )Yk/
               {(R51 - J%)Yj + (R51 - K%)Yk },                          if R51=> r51 and
        L%>R51=>K%; and

        0,                                                       if R51=> r51 and R51<K%.

δ5Yl =   (R51- r51)( Yj + Yk + Yl )/(R51 - L%),                           if R51> r51
        and K%<=R51<L%;

        (R51- r51)( Yj + Yk + Yl )Yl/{ (R51 - K%)Yk + (R51 - L%)Yl },           if R51> r51
        and R51<K%;

        0,                                                       if R51=> r51.

δ5Ym =   0,                                                       if R52> r52;

         (R52- r52)( Ym + Yn + Yo +Yp + Yq )/(R52 - M%),                if R52=> r52 and
        R52=>M%;

δ5Yn =   the greater of 0 and ΔPn - Zn,                                    if
        R52=N%;

        (R52- r52)( Ym + Yn)/(R52 - N%),                                if R52> r52 and
        M%<=R52<N%;

        0,                                                       if R52=> r52 and R52<N%.

δ5Yj, δ5Yk, δ5Yl, δ5Ym, δ5Yn, δ5Yo, δ5Yp and
        δ5Yq are numbers respectively between Yj, Yk, Yl, Ym, Yn, Yo, Yp and Yq and 0 such that:
               {J%(Yj - δ5Yj ) + K%( Yk.- δ5Yk) + L%( Yl.- δ5Yl)}/
                      ( Yj - δ5Yj + Yk.- δ5Yk + Yl.- δ5Yl)
               = R51;
        and
               { M%( Ym.- δ5Ym) + N%( Yn.- δ5Yn) + O%( Yo.- δ5Yo) + P%(
        Yp.- δ5Yp) + Q%(Yq - δ5Yq ) }/
                      (Ym.- δ5Ym + Yn.- δ5Yn + Yo.- δ5Yo + Yp.- δ5Yp
        + Yq - δ5Yq)
               = R52.

Y51 =   Yj - δ5Yj + Yk.- δ5Yk + Yl.- δ5Yl.

P51 =   Pj + Pk + Pl.

Z51 =   Zj + Zk + Zl.

ΔY51 =  ΔYj - δ5Yj + ΔYk.- δ5Yk + ΔYl.- δ5Yl.

ΔP51 =  ΔPj + ΔPk + ΔPl.

ΔZ51 =  ΔZj + ΔZk + ΔZl.

Y52 =   Ym.- δ5Ym + Yn.- δ5Yn.

P52 =   Pm + Pn.

Z52 =   Zm + Zn.

ΔY52 =  ΔYm.- δ5Ym + ΔYn.- δ5Yn

ΔP52 =  ΔPm + ΔPn.

ΔZ52 =  ΔZm + ΔZn.

1.      If Y52 - α(P52 - ΔP52) => 0, Y51- α(P51 - ΔP51) => 0, and
    γ5(P51 - ΔP51) < (P52 - ΔP52), then
    ΔY52 = Y52 - αγ5(P51 - ΔP51) and
    ΔY51 = Y51 - α(P51 - ΔP51).
2.      If Y52 - α(P52 - ΔP52) => 0, Y51 - α(P51 - ΔP51) => 0, and
    γ5(P51 - ΔP51) => (P52 - ΔP52), then
    ΔY52 = Y52 - α(P52 - ΔP52) and
    ΔY51 = Y51 - (α/γ5)(P52 - ΔP52).
3.      If Y52 - α(P52 - ΔP52) < 0, Y51 - α(P51 - ΔP51) => 0, and
    Y51 - α(P51 - ΔP51) => Y51 - (Y52/γ5), then
    ΔY52 = Y52 - αγ5(P51 - ΔP51) and
    ΔY51 = Y51 - α(P51 - ΔP51).
4.      If Y52 - α(P52 - ΔP52) < 0, Y51 - (Y52/γ5) => 0, and
    Y51 - α(P51 - ΔP51) <= Y51 - (Y52/γ5), then ΔY52 = 0 and
    ΔY51 = Y51 - (Y52/γ5).
5.      If Y51 - α(P51 - ΔP51) < 0, Y51 - (Y52/γ5) < 0, and
    Y52 - α(P52 - ΔP52) <= Y52 - (γ5Y51), then
    ΔY52 = Y52 - (γ5Y51) and ΔY51 = 0.
6.      If Y51 - α(P51 - ΔP51) < 0, Y52 - α(P52 - ΔP52) => 0, and
    Y52 - α(P52 - ΔP52) => Y52 - (γ5Y51), then
    ΔY52 = Y52 - α(P52 - ΔP52) and
    ΔY51 = Y51 - (α/γ5)(P52 - ΔP52).

ΔYj = δ5Yj + [(Yj - δ5Yj )/Y51 ]ΔY51

ΔYk = δ5Yk + [(Yk - δ5Yk )/Y51 ]ΔY51

ΔYl = δ5Yl + [(Yl - δ5Yl )/Y51 ]ΔY51

ΔYm = δ5Ym + [(Ym - δ5Ym )/Y52 ]ΔY52

ΔYn = δ5Yn + [(Yn - δ5Yn )/Y52 ]ΔY52

ΔYo = δ5Yo + [(Yo - δ5Yo )/Y52 ]ΔY52

ΔYp = δ5Yp + [(Yp - δ5Yp )/Y52 ]ΔY52

ΔYq = δ5Yq + [(Yq - δ5Yq )/Y52 ]ΔY52

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution
Amounts is to accomplish the following goals in the following order of priority:

1.      Making the ratio of (Y52 - ΔY52 ) to (Y51 - ΔY51 ) equal to γ5 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class YAA, Class YBB,
        Class YCC, Class YDD, Class YEE, Class YFF, Class YGG, Class YHH, Class ZAA, Class
        ZBB, Class ZCC, Class ZDD, Class ZEE, Class ZFF, Class ZGG and Class ZHH Certificates
        is greater than or equal to zero for such Distribution Date;
2.      Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the
        Class YAA and Class ZAA Principal Balances, the Class YBB Principal Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances, the
        Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC Principal Balances, the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Principal Balances, the Class YEE
        Principal Balance less than or equal to 0.0005 of the sum of the Class YEE and Class
        ZEE Principal Balances, the Class YFF Principal Balance less than or equal to 0.0005 of the sum of the Class YFF and Class ZFF Principal Balances, the Class YGG Principal
        Balance less than or equal to 0.0005 of the sum of the Class YGG and Class ZGG
        Principal Balances and the Class YHH Principal Balance less than or equal to 0.0005 of the sum of the Class YHH and Class ZHH Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
3.      Making the larger of (a) the fraction whose numerator is (Y52 - ΔY52 ) and whose denominator is the sum of (Y52 - ΔY52) and (Z52 - ΔZ52) and (b) the
        fraction whose numerator is (Y51 - ΔY51) and whose denominator is the sum of
        (Y51 - ΔY51) and (Z51 - ΔZ51) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of ClassY Principal
Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each REMIC I Y
Principal Reduction Amount must be less than or equal to the sum of (a) the Principal
Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Available Distribution
Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and
(iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the REMIC I Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocations of
ΔY51 among ΔYj, ΔYk and ΔYl or ΔY52 among ΔYm, ΔYn,
ΔYo, ΔYp and ΔYq cannot be achieved because one or more of ΔYj, ΔYk,
ΔYl, ΔYm, ΔYn, ΔYo, ΔYp and ΔYq, as so defined is greater than the related one of  ΔPj, ΔPk, ΔPl, ΔPm, ΔPn, ΔPo, ΔPp and
ΔPq, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk < ΔPk, ΔYl < ΔPl,
ΔYm < ΔPm, ΔYn < ΔPn, ΔYo < ΔPo, ΔYp < ΔPp and
ΔYq < ΔPq.

VI.  If K%<=R<=L%, make the following additional definitions:

δ6Yj =   0,                                                       if R61> r61; and

        (R61- r61)( Yj + Yk )/(R61 - J%),                               if R61=> r61 and
        K%>R61=>J%.

δ6Yk =   (R61- r61)( Yj + Yk )/(R61 - K%),                                if R61> r61
        and R61<K%; and

        0,                                                       if R61=> r61 and R61<K%.

δ6Yl =   0,                                                       if R62> r62;

        (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yl/
               { (R62 - L%)Yl + (R62 - M%)Ym +
               (R62 - N%)Yn + (R62 - O%)Yo + (R62 - P%)Yp },            if R62=> r62 and
        R62=>P%;

        (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yl/
               { (R62 - L%)Yl + (R62 - M%)Ym +
               (R62 - N%)Yn + (R62 - O%)Yo},                            if R62=> r62 and
        P%>R62=>O%;

        (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yl/
               { (R62 - L%)Yl + (R62 - M%)Ym + (R62 - N%)Yn },          if R62=> r62 and
        O%>R62=>N%;

        (R62- r62)( Yl + Ym + Yn + Yo +Yp + Yq )Yl/
               { (R62 - L%)Yl + (R62 - M%)Ym },                         if R62=> r62 and
        N%>R62=>M%;

        (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )/(R62 - L%),                   if R62=> r62
and M%>R62=>L%;

δ6Ym =   0,                                                       if R62> r62 and
        R62=>M%;

        (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Ym/
               { (R62 - M%)Ym + (R62 - N%)Yn + (R62 - O%)Yo +
               (R62 - P%)Yp + (R62 - Q%)Yq },                           if R62> r62 and
        L%<=R62<M%;

        (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Ym/
               { (R62 - L%)Yl + (R62 - M%)Ym +
               (R62 - N%)Yn + (R62 - O%)Yo + (R62 - P%)Yp },            if R62=> r62 and
        R62=>P%;

        (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Ym/
               { (R62 - L%)Yl + (R62 - M%)Ym +
               (R62 - N%)Yn + (R62 - O%)Yo},                            if R62=> r62 and
        P%=>R62=>O%;

        (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Ym/
               { (R62 - L%)Yl + (R62 - M%)Ym + (R62 - N%)Yn },          if R62=> r62 and
        O%>R62=>N%;

        (R62- r62)( Yl + Ym + Yn + Yo +Yp + Yq )Ym/
               { (R62 - L%)Yl + (R62 - M%)Ym },                         if R62=> r62 and
        N%>R62=>M%;

        0,                                                       if R62=> r62 and R62<M%.

δ6Yn =   0,                                                       if R62> r62 and
        R62=>N%;

        (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yn/
               { (R62 - N%)Yn + (R62 - O%)Yo +
               (R62 - P%)Yp + (R62 - Q%)Yq },                           if R62> r62 and
        M%<=R62<N%;

        (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yn/
               { (R62 - M%)Ym + (R62 - N%)Yn + (R62 - O%)Yo +
               (R62 - P%)Yp + (R62 - Q%)Yq },                           if R62> r62 and
        L%<=R62<M%;

        (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yn/
               { (R62 - L%)Yl + (R62 - M%)Ym +
               (R62 - N%)Yn + (R62 - O%)Yo + (R62 - P%)Yp },            if R62=> r62 and
        R62=>P%;

        (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yn/
               { (R62 - L%)Yl + (R62 - M%)Ym +
               (R62 - N%)Yn + (R62 - O%)Yo },                           if R62=> r62 and
        P%>R62=>O%;

        (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yn/
               { (R62 - L%)Yl + (R62 - M%)Ym + (R62 - N%)Yn },          if R62=> r62 and
        O%>R62=>N%;

        0,                                                       if R62=> r62 and R62<N%.

δ6Yo =   0,                                                       if R62> r62 and
        R62=>O%;

        (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yo/
               { (R62 - O%)Yo + (R62 - P%)Yp + (R62 - Q%)Yq },          if R62> r62 and
        N%<=R62<O%;

        (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yo/
               { (R62 - N%)Yn + (R62 - O%)Yo + (R62 - P%)Yp +
               (R62 - Q%)Yq },                                          if R62> r62 and
        M%<=R62<N%;

        (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yo/
               { (R62 - M%)Ym + (R62 - N%)Yn + (R62 - O%)Yo +
               (R62 - P%)Yp + (R62 - Q%)Yq },                           if R62> r62 and
        L%<=R62<M%;

        (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yo/
               { (R62 - L%)Yl + (R62 - M%)Ym +
               (R62 - N%)Yn + (R62 - O%)Yo + (R62 - P%)Yp },            if R62=> r62 and
        R62=>P%;

        (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yo/
               { (R62 - L%)Yl + (R62 - M%)Ym +
               (R62 - N%)Yn + (R62 - O%)Yo},                            if R62=> r62 and
        P%>R62=>O%;

        0,                                                       if R62=> r62 and R62<O%.

δ6Yp =   0,                                                       if R62> r62 and
        R62=>P%;

        (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq)Yp/
               { (R62 - P%)Yp + (R62 - Q%)Yq },                         if R62> r62 and
        O%<=R62<P%;

        (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq)Yp/
               { (R62 - O%)Yo + (R62 - P%)Yp + (R62 - Q%)Yq },          if R62> r62 and
        N%<=R62<O%;

        (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq)Yp/
               { (R62 - N%)Yn + (R62 - O%)Yo + (R62 - P%)Yp +
               (R62 - Q%)Yq },                                          if R62> r62 and
        M%<=R62<N%;

        (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq)Yp/
               { (R62 - M%)Ym + (R62 - N%)Yn +
               (R62 - O%)Yo + (R62 - P%)Yp + (R62 - Q%)Yq },            if R62> r62 and
        L%<=R62<M%;

        (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq )Yp/
               { (R62 - L%)Yl + (R62 - M%)Ym +
               (R62 - N%)Yn + (R62 - O%)Yo + (R62 - P%)Yp },            if R62=> r62 and
        R62=>P%;

        0,                                                       if R62=> r62 and R62<P%.

δ6Yq =   (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq)/(R62 - Q%),                    if
        R62> r62 and P%<=R62;

        (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq)Yq/
               { (R62 - P%)Yp + (R62 - Q%)Yq },                         if R62> r62 and
        O%<=R62<P%;

        (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq)Yq/
               { (R62 - O%)Yo + (R62 - P%)Yp + (R62 - Q%)Yq },          if R62> r62 and
        N%<=R62<O%;

        (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq)Yq/
               { (R62 - N%)Yn + (R62 - O%)Yo + (R62 - P%)Yp +
               (R62 - Q%)Yq },                                          if R62> r62 and
        M%<=R62<N%;

        (R62- r62)( Yl + Ym + Yn + Yo + Yp + Yq)Yq/
               { (R62 - M%)Ym + (R62 - N%)Yn +
               (R62 - O%)Yo + (R62 - P%)Yp + (R62 - Q%)Yq },            if R62> r62 and
        L%<=R62<M%;

        0,                                                       if R62=> r62.

δ6Yj, δ6Yk, δ6Yl, δ6Ym, δ6Yn, δ6Yo, δ6Yp and
        δ6Yq are numbers respectively between Yj, Yk, Yl, Ym, Yn, Yo, Yp and Yq and 0 such that:
               {J%(Yj - δ6Yj ) + K%( Yk.- δ6Yk) }/
                      ( Yj - δ6Yj + Yk.- δ6Yk)
               = R61;
        and
               { L%( Yl.- δ6Yl) + M%( Ym.- δ6Ym) + N%( Yn.- δ6Yn +
               O%( Yo.- δ6Yo) + P%( Yp.- δ6Yp) + Q%(Yq - δ6Yq ) }/
                      (Yl.- δ6Yl + Ym.- δ6Ym + Yn.- δ6Yn + Yo.- δ6Yo
        + Yp.- δ6Yp + Yq - δ6Yq)
               = R62.

Y61 =   Yj - δ6Yj + Yk.- δ6Yk.

P61 =   Pj + Pk.

Z61 =   Zj + Zk.

ΔY61 =    ΔYj - δ6Yj + ΔYk.- δ6Yk.

ΔP61 =    ΔPj + ΔPk.

ΔZ61 =    ΔZj + ΔZk.

Y62 =   Yl.- δ6Yl + Ym.- δ6Ym + Yn.- δ6Yn + Yo.- δ6Yo + Yp.-
        δ6Yp + Yq - δ6Yq.

P62 =   Pl + Pm + Pn + Po + Pp + Pq.

Z62 =   Zl + Zm + Zn + Zo + Zp + Zq.

ΔY62 =    ΔYl.- δ6Yl + ΔYm.- δ6Ym + ΔYn.- δ6Yn +
        ΔYo.- δ6Yo + ΔYp.- δ6Yp + ΔYq.- δ6Yq

ΔP62 =    ΔPl + ΔPm + ΔPn + ΔPo + ΔPp + ΔPq.

ΔZ62 =    ΔZl + ΔZm + ΔZn + ΔZo + ΔZp + ΔZq.

1.      If Y62 - α(P62 - ΔP62) => 0, Y61- α(P61 - ΔP61) => 0, and
    γ6(P61 - ΔP61) < (P62 - ΔP62), then
    ΔY62 = Y62 - αγ6(P61 - ΔP61) and
    ΔY61 = Y61 - α(P61 - ΔP61).
2.      If Y62 - α(P62 - ΔP62) => 0, Y61 - α(P61 - ΔP61) => 0, and
    γ6(P61 - ΔP61) => (P62 - ΔP62), then
    ΔY62 = Y62 - α(P62 - ΔP62) and
    ΔY61 = Y61 - (α/γ6)(P62 - ΔP62).
3.      If Y62 - α(P62 - ΔP62) < 0, Y61 - α(P61 - ΔP61) => 0, and
    Y61 - α(P61 - ΔP61) => Y61 - (Y62/γ6), then
    ΔY62 = Y62 - αγ6(P61 - ΔP61) and
    ΔY61 = Y61 - α(P61 - ΔP61).
4.      If Y62 - α(P62 - ΔP62) < 0, Y61 - (Y62/γ6) => 0, and
    Y61 - α(P61 - ΔP61) <= Y61 - (Y62/γ6), then ΔY62 = 0 and
    ΔY61 = Y61 - (Y62/γ6).
5.      If Y61 - α(P61 - ΔP61) < 0, Y61 - (Y62/γ6) < 0, and
    Y62 - α(P62 - ΔP62) <= Y62 - (γ6Y61), then
    ΔY62 = Y62 - (γ6Y61) and ΔY61 = 0.
6.      If Y61 - α(P61 - ΔP61) < 0, Y62 - α(P62 - ΔP62) => 0, and
    Y62 - α(P62 - ΔP62) => Y62 - (γ6Y61), then
    ΔY62 = Y62 - α(P62 - ΔP62) and
    ΔY61 = Y61 - (α/γ6)(P62 - ΔP62).

ΔYj = δ6Yj + [(Yj - δ6Yj )/Y61 ]ΔY61

ΔYk = δ6Yk + [(Yk - δ6Yk )/Y61 ]ΔY61

ΔYl = δ6Yl + [(Yl - δ6Yl )/Y62 ]ΔY62

ΔYm = δ6Ym + [(Ym - δ6Ym )/Y62 ]ΔY62

ΔYn = δ6Yn + [(Yn - δ6Yn )/Y62 ]ΔY62

ΔYo = δ6Yo + [(Yo - δ6Yo )/Y62 ]ΔY62

ΔYp = δ6Yp + [(Yp - δ6Yp )/Y62 ]ΔY62

ΔYq = δ6Yq + [(Yq - δ6Yq )/Y62 ]ΔY62

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution
Amounts is to accomplish the following goals in the following order of priority:

1.      Making the ratio of (Y62 - ΔY62 ) to (Y61 - ΔY61 ) equal to γ6 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class YAA, Class YBB,
        Class YCC, Class YDD, Class YEE, Class YFF, Class YGG, Class YHH, Class ZAA, Class
        ZBB, Class ZCC, Class ZDD, Class ZEE, Class ZFF, Class ZGG and Class ZHH Certificates
        is greater than or equal to zero for such Distribution Date;
2.      Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the
        Class YAA and Class ZAA Principal Balances, the Class YBB Principal Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances, the
        Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC Principal Balances, the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Principal Balances, the Class YEE
        Principal Balance less than or equal to 0.0005 of the sum of the Class YEE and Class
        ZEE Principal Balances, the Class YFF Principal Balance less than or equal to 0.0005 of the sum of the Class YFF and Class ZFF Principal Balances, the Class YGG Principal
        Balance less than or equal to 0.0005 of the sum of the Class YGG and Class ZGG
        Principal Balances and the Class YHH Principal Balance less than or equal to 0.0005 of the sum of the Class YHH and Class ZHH Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
3.      Making the larger of (a) the fraction whose numerator is (Y62 - ΔY62 ) and whose denominator is the sum of (Y62 - ΔY62) and (Z62 - ΔZ62) and (b) the
        fraction whose numerator is (Y61 - ΔY61) and whose denominator is the sum of
        (Y61 - ΔY61) and (Z61 - ΔZ61) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of ClassY Principal
Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each REMIC I Y
Principal Reduction Amount must be less than or equal to the sum of (a) the Principal
Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Available Distribution
Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and
(iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the REMIC I Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocations of
ΔY61 among ΔYj and ΔYk or ΔY62 among ΔYl, ΔYm, ΔYn,
ΔYo, ΔYp and ΔYq cannot be achieved because one or more of ΔYj, ΔYk,
ΔYl, ΔYm, ΔYn, ΔYo, ΔYp and ΔYq, as so defined is greater than the related one of  ΔPj, ΔPk, ΔPl, ΔPm, ΔPn, ΔPo, ΔPp and
ΔPq, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk < ΔPk, ΔYl < ΔPl,
ΔYm < ΔPm, ΔYn < ΔPn, ΔYo < ΔPo, ΔYp < ΔPp and
ΔYq < ΔPq.

VII.  If R<=K%, make the following additional definitions:

δ7Yk =   0,                                                       if R72> r72;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yk/
               { (R72 - K%)Yk + (R72 - L%)Yl + (R72 - M%)Ym +
               (R72 - N%)Yn + (R72 - O%)Yo + (R72 - P%)Yp },            if R72=> r72 and
        R72=>P%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yk/
               { (R72 - K%)Yk + (R72 - L%)Yl + (R72 - M%)Ym +
               (R72 - N%)Yn + (R72 - O%)Yo },                           if R72=> r72 and
        P%>R72=>O%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yk/
               { (R72 - K%)Yk + (R72 - L%)Yl +
               (R72 - M%)Ym + (R72 - N%)Yn },                           if R72=> r72 and
        O%>R72=>N%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo +Yp + Yq )Yk/
               { (R72 - K%)Yk + (R72 - L%)Yl + (R72 - M%)Ym },          if R72=> r72 and
        N%>R72=>M%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yk/
               { (R72 - K%)Yk + (R72 - L%)Yl },                         if R72=> r72 and
        M%>R72=>L%; and

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )/(R72 - K%),              if R72=> r72
        and L%>R72=>K%.

δ7Yl =   0,                                                       if R72> r72 and
        R72=>L%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yl/
               { (R72 - L%)Yl + (R72 - M%)Ym +
               (R72 - N%)Yn + (R72 - O%)Yo +
               (R72 - P%)Yp + (R72 - Q%)Yq },                           if R72> r72 and
        L%>R72=>K%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yl/
               { (R72 - K%)Yk + (R72 - L%)Yl + (R72 - M%)Ym +
               (R72 - N%)Yn + (R72 - O%)Yo + (R72 - P%)Yp },            if R72=> r72 and
        R72=>P%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yl/
               { (R72 - K%)Yk + (R72 - L%)Yl + (R72 - M%)Ym +
               (R72 - N%)Yn + (R72 - O%)Yo},                            if R72=> r72 and
        P%>R72=>O%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yl/
               { (R72 - K%)Yk + (R72 - L%)Yl +
               (R72 - M%)Ym + (R72 - N%)Yn },                           if R72=> r72 and
        O%>R72=>N%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo +Yp + Yq )Yl/
               { (R72 - K%)Yk + (R72 - L%)Yl + (R72 - M%)Ym },          if R72=> r72 and
        N%>R72=>M%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yl/
               { (R72 - K%)Yk + (R72 - L%)Yl },                         if R72=> r72 and
        M%>R72=>L%;

        0,                                                       if R72=> r72 and R72<L%.

δ7Ym =   0,                                                       if R72> r72 and
        R72=>M%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Ym/
               { (R72 - M%)Ym + (R72 - N%)Yn + (R72 - O%)Yo +
               (R72 - P%)Yp + (R72 - Q%)Yq },                           if R72> r72 and
        L%<=R72<M%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Ym/
               { (R72 - L%)Yl + (R72 - M%)Ym + (R72 - N%)Yn +
               (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq },            if R72> r72 and
        K<=R72<L%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Ym/
               { (R72 - K%)Yk + (R72 - L%)Yl + (R72 - M%)Ym +
               (R72 - N%)Yn + (R72 - O%)Yo + (R72 - P%)Yp },            if R72=> r72 and
        R72=>P%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Ym/
               { (R72 - K%)Yk + (R72 - L%)Yl + (R72 - M%)Ym +
               (R72 - N%)Yn + (R72 - O%)Yo},                            if R72=> r72 and
        P%=>R72=>O%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Ym/
               { (R72 - K%)Yk + (R72 - L%)Yl +
               (R72 - M%)Ym + (R72 - N%)Yn },                           if R72=> r72 and
        O%>R72=>N%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo +Yp + Yq )Ym/
               { (R72 - K%)Yk + (R72 - L%)Yl + (R72 - M%)Ym },          if R72=> r72 and
        N%>R72=>M%;

        0,                                                       if R72=> r72 and R72<M%.

δ7Yn =   0,                                                       if R72> r72 and
        R72=>N%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yn/
               { (R72 - N%)Yn + (R72 - O%)Yo +
               (R72 - P%)Yp + (R72 - Q%)Yq },                           if R72> r72 and
        M%<=R72<N%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yn/
               { (R72 - M%)Ym + (R72 - N%)Yn + (R72 - O%)Yo +
               (R72 - P%)Yp + (R72 - Q%)Yq },                           if R72> r72 and
        L%<=R72<M%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yn/
               { (R72 - L%)Yl + (R72 - M%)Ym + (R72 - N%)Yn +
               (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq },            if R72> r72 and
        K%<=R72<L%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yn/
               { (R72 - K%)Yk + (R72 - L%)Yl + (R72 - M%)Ym +
               (R72 - N%)Yn + (R72 - O%)Yo + (R72 - P%)Yp },            if R72=> r72 and
        R72=>P%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yn/
               { (R72 - K%)Yk + (R72 - L%)Yl +
               (R72 - M%)Ym + (R72 - N%)Yn + (R72 - O%)Yo },            if R72=> r72 and
        P%>R72=>O%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yn/
               { (R72 - K%)Yk + (R72 - L%)Yl +
               (R72 - M%)Ym + (R72 - N%)Yn },                           if R72=> r72 and
        O%>R72=>N%;

        0,                                                       if R72=> r72 and R72<N%.

δ7Yo =   0,                                                       if R72> r72 and
        R72=>O%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yo/
               { (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq },          if R72> r72 and
        N%<=R72<O%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yo/
               { (R72 - N%)Yn + (R72 - O%)Yo + (R72 - P%)Yp +
               (R72 - Q%)Yq },                                          if R72> r72 and
        M%<=R72<N%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yo/
               { (R72 - M%)Ym + (R72 - N%)Yn + (R72 - O%)Yo +
               (R72 - P%)Yp + (R72 - Q%)Yq },                           if R72> r72 and
        L%<=R72<M%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yo/
               { (R72 - L%)Yl + (R72 - M%)Ym + (R72 - N%)Yn +
               (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq },            if R72> r72 and
        K%<=R72<L%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yo/
               { (R72 - K%)Yk + (R72 - L%)Yl + (R72 - M%)Ym +
               (R72 - N%)Yn + (R72 - O%)Yo + (R72 - P%)Yp },            if R72=> r72 and
        R72=>P%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yo/
               { (R72 - K%)Yk + (R72 - L%)Yl + (R72 - M%)Ym +
               (R72 - N%)Yn + (R72 - O%)Yo},                            if R72=> r72 and
        P%>R72=>O%;

        0,                                                       if R72=> r72 and R72<O%.

δ7Yp =   0,                                                       if R72> r72 and
        R72=>P%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq)Yp/
               { (R72 - P%)Yp + (R72 - Q%)Yq },                         if R72> r72 and
        O%<=R72<P%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq)Yp/
               { (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq },          if R72> r72 and
        N%<=R72<O%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq)Yp/
               { (R72 - N%)Yn + (R72 - O%)Yo + (R72 - P%)Yp +
               (R72 - Q%)Yq },                                          if R72> r72 and
        M%<=R72<N%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq)Yp/
               { (R72 - M%)Ym + (R72 - N%)Yn +
               (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq },            if R72> r72 and
        L%<=R72<M%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq)Yp/
               { (R72 - L%)Yl + (R72 - M%)Ym + (R72 - N%)Yn +
               (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq },            if R72> r72 and
        K%<=R72<L%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq )Yp/
               { (R72 - K%)Yk + (R72 - L%)Yl + (R72 - M%)Ym +
               (R72 - N%)Yn + (R72 - O%)Yo + (R72 - P%)Yp },            if R72=> r72 and
        R72=>P%;

        0,                                                       if R72=> r72 and R72<P%.

δ7Yq =   (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq)/(R72 - Q%),        if R72> r72
        and P%<=R72;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq)Yq/
               { (R72 - P%)Yp + (R72 - Q%)Yq },                         if R72> r72 and
        O%<=R72<P%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq)Yq/
               { (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq },          if R72> r72 and
        N%<=R72<O%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq)Yq/
               { (R72 - N%)Yn + (R72 - O%)Yo + (R72 - P%)Yp +
               (R72 - Q%)Yq },                                          if R72> r72 and
        M%<=R72<N%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq)Yq/
               { (R72 - M%)Ym + (R72 - N%)Yn +
               (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq },            if R72> r72 and
        L%<=R72<M%;

        (R72- r72)( Yk + Yl + Ym + Yn + Yo + Yp + Yq)Yq/
               { (R72 - L%)Yl + (R72 - M%)Ym + (R72 - N%)Yn +
               (R72 - O%)Yo + (R72 - P%)Yp + (R72 - Q%)Yq },            if R72> r72 and
        K%<=R72<L%;

        0,                                                       if R72=> r72.

δ7Yk, δ7Yl, δ7Ym, δ7Yn, δ7Yo, δ7Yp and δ7Yq are
        numbers respectively between Yk, Yl, Ym, Yn, Yo, Yp and Yq and 0 such that
               { K%( Yk.- δ7Yk) + L%( Yl.- δ7Yl) + M%( Ym.- δ7Ym) +
               N%( Yn.- δ7Yn) + O%( Yo.- δ7Yo) + P%( Yp.- δ7Yp) + Q%(Yq -
        δ7Yq ) }/
                      ( Yk.- δ7Yk + Yl.- δ7Yl + Ym.- δ7Ym + Yn.- δ7Yn
        + Yo.- δ7Yo + Yp.- δ7Yp + Yq - δ7Yq)
               = R72.

Y72 =   Yk.- δ7Yk + Yl.- δ7Yl + Ym.- δ7Ym + Yn.- δ7Yn + Yo.-
        δ7Yo + Yp.- δ7Yp + Yq - δ7Yq

P72 =   Pk + Pl + Pm + Pn + Po + Pp + Pq.

Z72 =   Zk + Zl + Zm + Zn + Zo + Zp + Zq.

ΔY72 =    ΔYk.- δ7Yk + ΔYl.- δ7Yl + ΔYm.- δ7Ym +
        ΔYn.- δ7Yn + ΔYo.- δ7Yo + ΔYp.- δ7Yp + ΔYq.-
        δ7Yq

ΔP72 =    ΔPk + ΔPl + ΔPm + ΔPn + ΔPo + ΔPp + ΔPq.

ΔZ72 =    ΔZk + ΔZl + ΔZm + ΔZn + ΔZo + ΔZp + ΔZq.

1.      If Y72 - α(P72 - ΔP72) => 0, Yj- α(Pj - ΔPj) => 0, and
    γ7(Pj - ΔPj) < (P72 - ΔP72), then
    ΔY72 = Y72 - αγ7(Pj - ΔPj) and
    ΔYj = Yj - α(Pj - ΔPj).
2.      If Y72 - α(P72 - ΔP72) => 0, Yj - α(Pj - ΔPj) => 0, and
    γ7(Pj - ΔPj) => (P72 - ΔP72), then
    ΔY72 = Y72 - α(P72 - ΔP72) and
    ΔYj = Yj - (α/γ7)(P72 - ΔP72).
3.      If Y72 - α(P72 - ΔP72) < 0, Yj - α(Pj - ΔPj) => 0, and
    Yj - α(Pj - ΔPj) => Yj - (Y72/γ7), then
    ΔY72 = Y72 - αγ7(Pj - ΔPj) and
    ΔYj = Yj - α(Pj - ΔPj).
4.      If Y72 - α(P72 - ΔP72) < 0, Yj - (Y72/γ7) => 0, and
    Yj - α(Pj - ΔPj) <= Yj - (Y72/γ7), then ΔY72 = 0 and
    ΔYj = Yj - (Y72/γ7).
5.      If Yj - α(Pj - ΔPj) < 0, Yj - (Y72/γ7) < 0, and
    Y72 - α(P72 - ΔP72) <= Y72 - (γ7Yj), then
    ΔY72 = Y72 - (γ7Yj) and ΔYj = 0.
6.      If Yj - α(Pj - ΔPj) < 0, Y72 - α(P72 - ΔP72) => 0, and
    Y72 - α(P72 - ΔP72) => Y72 - (γ7Yj), then
    ΔY72 = Y72 - α(P72 - ΔP72) and
    ΔYj = Yj - (α/γ7)(P72 - ΔP72).

ΔYk = δ7Yk + [(Yk - δ7Yk )/Y72 ]ΔY72

ΔYl = δ7Yl + [(Yl - δ7Yl )/Y72 ]ΔY72

ΔYm = δ7Ym + [(Ym - δ7Ym )/Y72 ]ΔY72

ΔYn = δ7Yn + [(Yn - δ7Yn )/Y72 ]ΔY72

ΔYo = δ7Yo + [(Yo - δ7Yo )/Y72 ]ΔY72

ΔYp = δ7Yp + [(Yp - δ7Yp )/Y72 ]ΔY72

ΔYq = δ7Yq + [(Yq - δ7Yq )/Y72 ]ΔY72

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution
Amounts is to accomplish the following goals in the following order of priority:

1.      Making the ratio of (Y72 - ΔY72 ) to (Yj - ΔYj ) equal to γ7 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class YAA, Class YBB,
        Class YCC, Class YDD, Class YEE, Class YFF, Class YGG, Class YHH, Class ZAA, Class
        ZBB, Class ZCC, Class ZDD, Class ZEE, Class ZFF, Class ZGG and Class ZHH Certificates
        is greater than or equal to zero for such Distribution Date;
2.      Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the
        Class YAA and Class ZAA Principal Balances, the Class YBB Principal Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances, the
        Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC Principal Balances, the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Principal Balances, the Class YEE
        Principal Balance less than or equal to 0.0005 of the sum of the Class YEE and Class
        ZEE Principal Balances, the Class YFF Principal Balance less than or equal to 0.0005 of the sum of the Class YFF and Class ZFF Principal Balances, the Class YGG Principal
        Balance less than or equal to 0.0005 of the sum of the Class YGG and Class ZGG
        Principal Balances and the Class YHH Principal Balance less than or equal to 0.0005 of the sum of the Class YHH and Class ZHH Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
3.      Making the larger of (a) the fraction whose numerator is (Y72 - ΔY72 ) and whose denominator is the sum of (Y72 - ΔY72) and (Z72 - ΔZ72) and (b) the
        fraction whose numerator is (Yj - ΔYj) and whose denominator is the sum of (Yj -
        ΔYj) and (Zj - ΔZj) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of ClassY Principal
Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each REMIC I Y
Principal Reduction Amount must be less than or equal to the sum of (a) the Principal
Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the Available Distribution
Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and
(iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the REMIC I Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of
ΔY72 among ΔYk, ΔYl, ΔYm, ΔYn, ΔYo, ΔYp and ΔYq
cannot be achieved because one or more of ΔYk, ΔYl, ΔYm, ΔYn, ΔYo,
ΔYp and ΔYq, as so defined is greater than the related one of ΔPk, ΔPl,
ΔPm, ΔPn, ΔPo, ΔPp and ΔPq, such an allocation shall be made as close as possible to the formula allocation within the requirement that ΔYk < ΔPk,
ΔYl < ΔPl, ΔYm < ΔPm, ΔYn < ΔPn, ΔYo < ΔPo, ΔYp
> ΔPp and ΔYq < ΔPq.

[Method of calculating initial balance of the Class Y and Class Z interest to come]

NOTES:

1.      Classes YAA and ZAA are related to the Group AA loans.  The sum of the Class
Principal Balances for the Class YAA and Class ZAA Certificates is equal to the aggregate stated principal balance of the Group AA Loans [minus the Class Principal Balance of the
Class AA-P Certificates].  Classes YCC and ZCC are related to the Group CC loans.  The sum of the Class Principal Balances for the Class YCC and Class ZCC Certificates is equal to the aggregate stated principal balance of the Group CC Loans [minus the Class Principal Balance of the Class CC-P Certificates].  Classes YBB and ZBB are related to the Group BB loans.
The sum of the Class Principal Balances for the Class YBB and Class ZBB Certificates is
equal to the aggregate stated principal balance of the Group BB Loans [minus the Class
Principal Balance of the Class BB-P Certificates].  The Y and Z classes will be principal and interest classes bearing interest at the pass-through rate for the related loan group.

2.      The Class CB pass-through rate is the weighted average of the pass-through rates on the Class YAA, Class YCC and Class YBB Certificates.